    AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON AUGUST   , 1998



                                                      REGISTRATION NO. 333-53859

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                            ------------------------


                         PRE-EFFECTIVE AMENDMENT NO. 1
                                       TO


                                    FORM S-3
                             REGISTRATION STATEMENT
                                     UNDER
                           THE SECURITIES ACT OF 1933
                            ------------------------
                        ASSET SECURITIZATION CORPORATION
        (EXACT NAME OF REGISTRANT AS SPECIFIED IN GOVERNING INSTRUMENTS)

               DELAWARE                                 13-3672337
   (STATE OR OTHER JURISDICTION OF                    (IRS EMPLOYER
    INCORPORATION OR ORGANIZATION)                 IDENTIFICATION NO.)
                                      ----

                            2 WORLD FINANCIAL CENTER
                             BUILDING B, 21ST FLOOR
                         NEW YORK, NEW YORK 10281-1198
                                 (212) 667-9300
                    (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)
                            ------------------------


                                 WILLIAM HOSLER
                     CHIEF FINANCIAL OFFICER AND TREASURER
                        ASSET SECURITIZATION CORPORATION
                            2 WORLD FINANCIAL CENTER
                             BUILDING B, 21ST FLOOR
                         NEW YORK, NEW YORK 10281-1198
                                 (212) 667-9300
                    (NAME AND ADDRESS OF AGENT FOR SERVICE)

                            ------------------------

                                   Copies to:

          ANNA H. GLICK, ESQ.                       BARRY FUNT, ESQ.
     CADWALADER, WICKERSHAM & TAFT          ASSET SECURITIZATION CORPORATION
            100 MAIDEN LANE                     2 WORLD FINANCIAL CENTER
        NEW YORK, NEW YORK 10038                 BUILDING B, 21ST FLOOR
                                             NEW YORK, NEW YORK 10281-1198

                            ------------------------

     APPROXIMATE DATE OF COMMENCEMENT OF PROPOSED SALE TO THE PUBLIC: From time to time after this Registration Statement becomes effective.

     If any of the securities being registered on this Form are to be offered on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, other than securities offered only in connection with dividend or interest reinvestment plans, please check the following box. /x/
                            ------------------------

                        CALCULATION OF REGISTRATION FEE*

                                        PROPOSED          PROPOSED        AMOUNT OF
TITLE OF SECURITIES  AMOUNT BEING   MAXIMUM OFFERING  MAXIMUM AGGREGATE  REGISTRATION
 BEING REGISTERED    REGISTERED(1)   PRICE PER UNIT   OFFERING PRICE(2)     FEE(1)
Mortgage
Pass-Through
Certificates.......   $1,000,000          100%           $1,000,000        $295.00

(1) This registration statement and the registration fee pertain to the initial offering of the Mortgage Pass-Through Certificates registered hereunder by the registrant and, in addition, cover offers and sales relating to market-making transactions by Nomura Securities International, Inc., an affiliate of the registrant. The amount of Mortgage Pass-Through Certificates which may be initially offered hereunder and the registration fee shall not be reduced by any offers and sales relating to any such market-making transactions.
(2) Estimated solely for purposes of calculating the registration fee.

 * To the extent that any Series of Certificates offered pursuant to this Registration Statement evidences a beneficial ownership interest in a Trust Fund containing MBS that have been previously offered by the Registrant in a registered offering, this Registration Statement is deemed to re-register such underlying MBS.
                            ------------------------

     THE REGISTRANT HEREBY AMENDS THIS REGISTRATION STATEMENT ON SUCH DATE OR DATES AS MAY BE NECESSARY TO DELAY ITS EFFECTIVE DATE UNTIL THE REGISTRANT SHALL FILE A FURTHER AMENDMENT WHICH SPECIFICALLY STATES THAT THIS REGISTRATION STATEMENT SHALL THEREAFTER BECOME EFFECTIVE IN ACCORDANCE WITH SECTION 8(A) OF THE SECURITIES ACT OF 1933 OR UNTIL THIS REGISTRATION STATEMENT SHALL BECOME EFFECTIVE ON SUCH DATE AS THE COMMISSION, ACTING PURSUANT TO SAID SECTION 8(A), MAY DETERMINE.

     PURSUANT TO RULE 429 OF THE SECURITIES ACT OF 1933, THE PROSPECTUS WHICH IS PART OF THIS REGISTRATION STATEMENT IS A COMBINED PROSPECTUS AND INCLUDES ALL THE INFORMATION CURRENTLY REQUIRED IN A PROSPECTUS RELATING TO THE SECURITIES COVERED BY REGISTRATION STATEMENT NO. 33-99502. SUCH COMBINED PROSPECTUS, WHICH RELATES TO $1,228,975,673 PRINCIPAL AMOUNT OF MORTGAGE PASS-THROUGH CERTIFICATES, CONSTITUTES POST-EFFECTIVE AMENDMENT NO. 1 TO REGISTRATION STATEMENT NO. 33-99502.
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                                EXPLANATORY NOTE

     This Registration Statement consists of (i) a form of prospectus supplement and a base prospectus for a basic series of mortgage pass-through certificates,
(ii) alternate pages from a form of base prospectus for a series of commercial mortgage pass-through certificates backed by loans secured by retail properties,
(iii) alternate pages from a form of base prospectus for a series of commercial mortgage pass-through certificates backed by loans secured by office properties,
(iv) alternate pages from a form of base prospectus for a series of commercial mortgage pass-through certificates backed by loans secured by hotel properties,
(v) alternate pages from a form of base prospectus for a series of commerical mortgage pass-through certificates backed by loans secured by senior housing/healthcare properties, (vi) alternate pages from a form of base prospectus for a series of commercial mortgage pass-through certificates backed by loans secured by multifamily properties, (vii) alternate pages from a form of base prospectus for a series of commercial mortgage pass-through certificates backed by loans secured by mobile home park properties, (viii) alternate pages from a form of base prospectus for a series of commercial mortgage pass-through certificates backed by loans secured by industrial properties, and (ix) alternate pages from a form of base prospectus for a series of commercial mortgage pass-through certificates backed by loans secured by mini-warehouse facilities and/or self-storage facilities. Disclosure made on the alternate pages will be included in the base prospectus for each series of Certificates backed by loans containing a material concentration of Mortgage Loans secured by the related types of properties.

Information contained herein is subject to completion or amendment. A registration statement relating to these securities has been filed with the Securities and Exchange Commission. These securities may not be sold nor may offers to buy be accepted prior to the time the registration statement becomes effective. This prospectus and the prospectus supplement shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of these securities in any State in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such State.

               SUBJECT TO COMPLETION, DATED                , 1998
PROSPECTUS SUPPLEMENT
(TO PROSPECTUS DATED            , 199 )

                         $                (APPROXIMATE)

                  ASSET SECURITIZATION CORPORATION, DEPOSITOR

                       [MASTER SERVICER], MASTER SERVICER
                       MORTGAGE PASS-THROUGH CERTIFICATES
               SERIES 199 -  , CLASS A VARIABLE PASS-THROUGH RATE
                            ------------------------

    The Series 199 - Mortgage Pass-Through Certificates (the 'Certificates') will represent beneficial ownership interests in a trust fund (the 'Trust Fund') to be created by Asset Securitization Corporation (the 'Depositor'). The Trust Fund will consist primarily of a pool (the 'Mortgage Pool') of conventional, [adjustable-rate] [fixed-rate] mortgage loans, with terms to maturity of not
more than      years (the 'Mortgage Loans'), secured by first liens on
[multifamily] [commercial] properties. The Mortgage Loans were originated or
acquired by           (the 'Mortgage Asset Seller') and will be sold to the
Depositor on or prior to the date of initial issuance of the Certificates.

    The Certificates will consist of four classes of Certificates, designated as the Class A Certificates, Class B Certificates, Class C Certificates and Class R Certificates (the Class B, Class C and Class R Certificates, collectively, the
'Subordinate Certificates'). [The Class A Certificates will consist of [     ]
subclasses (each a 'Subclass') designated as the [Class IO
                                                        (Continued on next page)

    PROSPECTIVE INVESTORS SHOULD REVIEW THE DISCUSSION OF MATERIAL RISKS APPEARING UNDER THE CAPTIONS 'RISK FACTORS' HEREIN COMMENCING ON PAGE S-11 AND 'RISK FACTORS' IN THE PROSPECTUS COMMENCING ON PAGE 11.
                            ------------------------

 THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND
      EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS SUPPLEMENT OR
  THE PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.
                            ------------------------

THE CERTIFICATES DO NOT REPRESENT AN INTEREST IN OR OBLIGATION OF THE DEPOSITOR,
   THE MASTER SERVICER, THE TRUSTEE OR ANY OF THEIR RESPECTIVE AFFILIATES.
    NEITHER THE CERTIFICATES NOR THE UNDERLYING MORTGAGE LOANS ARE INSURED
         OR GUARANTEED BY ANY GOVERNMENTAL AGENCY OR INSTRUMENTALITY.
                            ------------------------

                                 CLASS CERTIFICATE BALANCE(1)  PASS-THROUGH RATE
[Class A-  ]...................               $                        %
[Class IO].....................                                       [2]
[Class PO].....................                                       [3]
[Class Floater]................                                       [4]
[Class Inverse Floater]........                                       [5]

------------------

[(1) Approximate, subject to adjustment as described herein.]

[(2) The Class IO Certificates are interest only certificates, have no principal balance and will bear interest on the Class IO Notional Amount (initially
     $        ) as described herein under 'Description of the
     Certificates--Interest.']

[(3) The Class PO Certificates are principal only certificates and will not be entitled to distributions with respect to interest.]

[(4) During the Initial (Floating Index) Based Interest Accrual Period, interest
     will accrue on the Class Floater Certificates at a rate of   % per annum.
     During each (Floating Index) Based Interest Accrual Period thereafter, interest will accrue on the Class Floater Certificates at a per annum rate
     equal to the lesser of         . See 'Description of the
     Certificates--Interest' herein.]

[(5) During the Initial (Floating Index) Based Interest Accrual Period, interest will accrue on the Class Inverse Floater Certificates at a rate of
     approximately   % per annum. During each (Floating Index) Based Interest
     Accrual Period thereafter, interest will accrue on the Class Inverse Floater Certificates at a per annum rate determined as described herein,
     subject to a minimum rate of   % and a maximum rate of   %. See
     'Description of the Certificates-- Interest' herein.]
                            ------------------------

                     NOMURA SECURITIES INTERNATIONAL, INC.

                                          , 199

(continued from cover page)

Certificates, the Class PO Certificates, the Class Floater Certificates, the Class Inverse Floater Certificates and the Class A- Certificates]]. The Class A
Certificates will evidence approximately an initial   % undivided interest in
the Trust Fund and the Subordinate Certificates, in the aggregate, will evidence
approximately an initial   % undivided interest in the Trust Fund. Only the
Class A Certificates are being offered hereby.

     [As more fully described herein, each Mortgage Loan provides for periodic adjustments (which may occur monthly, quarterly, semi-annually or annually) of the mortgage interest rate (the 'Mortgage Rate') thereon and the monthly payment due thereon, in each case subject to the limitations described herein. Accordingly, a significant increase in the Mortgage Rate and the amount of the scheduled monthly payment due thereafter may result, which may increase the likelihood of default on and prepayment of such Mortgage Loan. In most cases, because the Mortgage Rate on a Mortgage Loan will be subject to adjustment monthly, while the monthly payment due thereon will be subject to adjustment annually, in each case subject to the limitations described herein, and because the application of payment caps limits adjustments to the monthly payments on certain Mortgage Loans, the Mortgage Loans (and consequently the Class A Certificates) may be subject to accelerated, reduced or negative amortization. Certain of the Mortgage Loans continue to be in an initial fixed interest rate period and have not experienced the first adjustment to their respective Mortgage Rates.] The characteristics of the Mortgage Loans are more fully described herein under 'Description of the Mortgage Pool'.

     Distributions on the Class A Certificates will be made, to the extent of
available funds, on the       day of each month or, if any such day is not a
business day, on the next succeeding business day, beginning in
                 (each, a 'Distribution Date'). As more fully described herein, distributions allocable to interest on the Class A Certificates on each Distribution Date will be based on the then-applicable variable pass-through rate (the 'Pass-Through Rate') and the aggregate principal balance (the 'Certificate Balance') of such class outstanding immediately prior to such Distribution Date. The Pass-Through Rate applicable to the Class A Certificates from time to time will equal the weighted average of the Class A Remittance Rates (as defined herein) on the Mortgage Loans. The Pass-Through Rate for the
Class A Certificates on the first Distribution Date will be   % per annum and is
expected to change thereafter because the weighted average of the Class A Remittance Rates is expected to change for succeeding Distribution Dates. [Each Subclass of the Class A Certificates will bear interest at the Pass-Through Rate set forth for each Subclass on the cover hereof.] Distributions in respect of principal of the Class A Certificates will be made as described herein under 'Description of the Certificates--Distributions--Priority' and '--Calculations of Principal'.

               will act a master servicer of the Mortgage Loans (the 'Master Servicer'). The obligations of the Master Servicer with respect to the Certificates will be limited to its contractual servicing obligations and the obligation under certain circumstances to make Advances to the Certificateholders. If the Master Servicer fails to make any such Advance or otherwise fails to perform its servicing obligations, the Trustee will be obligated to assume such servicing obligations and to make such Advance to the extent described herein. See 'Description of the Certificates--Advances' herein. The only obligation of the Depositor with respect to the Certificates will be to obtain from the Mortgage Asset Seller certain representations and warranties with respect to the Mortgage Loans and to assign to the Trustee the obligation of the Mortgage Asset Seller to repurchase or substitute for any Mortgage Loan as to which there exists an uncured material breach of any such representation or warranty.

     It is a condition of the issuance of the Class A Certificates that they be
rated [not lower than] '            ' by                               .


     An election will be made to treat the Trust Fund as a ['real estate mortgage investment conduit' (a 'REMIC')] ['financial asset securitization investment trust' (a 'FASIT')] for federal income tax purposes. The Class A Certificates will constitute 'regular interests' in the [REMIC] [FASIT]. See 'Certain Federal Income Tax Consequences' herein and in the Prospectus.


     THE YIELD TO MATURITY OF THE CLASS A CERTIFICATES WILL BE SENSITIVE IN VARYING DEGREES TO THE RATE AND TIMING OF PRINCIPAL PAYMENTS (INCLUDING
PREPAYMENTS) ON THE                   , WHICH MAY BE PREPAID AT ANY TIME WITHOUT
PENALTY. SEE 'RISK FACTORS' HEREIN AND 'RISK FACTORS--AVERAGE LIFE OF CERTIFICATES; PREPAYMENTS; YIELDS' AND 'YIELD CONSIDERATIONS' IN THE PROSPECTUS. INVESTORS IN THE CLASS A CERTIFICATES SHOULD CONSIDER THE ASSOCIATED RISKS, INCLUDING, IN THE CASE OF CLASS A CERTIFICATES PURCHASED AT A DISCOUNT, [ESPECIALLY THE CLASS PO CERTIFICATES,] THE RISK THAT A SLOWER THAN ANTICIPATED RATE OF PAYMENTS IN RESPECT OF PRINCIPAL (INCLUDING PREPAYMENTS) ON THE MORTGAGE LOANS COULD RESULT IN AN ACTUAL YIELD THAT IS LOWER THAN ANTICIPATED AND, IN THE CASE OF CLASS A CERTIFICATES PURCHASED AT A PREMIUM, [PARTICULARLY THE CLASS [FLOATER] [IO] CERTIFICATES,] THAT A FASTER THAN ANTICIPATED RATE OF PAYMENTS IN RESPECT OF PRINCIPAL (INCLUDING PREPAYMENTS) ON THE MORTGAGE LOANS COULD RESULT IN AN ACTUAL YIELD THAT IS LOWER THAN ANTICIPATED. [INVESTORS IN THE CLASS [FLOATER] [IO]

CERTIFICATES SHOULD ALSO CONSIDER THE RISK THAT A RAPID RATE OF PAYMENTS IN RESPECT OF PRINCIPAL (INCLUDING PREPAYMENTS) COULD RESULT IN THE FAILURE OF SUCH INVESTORS TO FULLY RECOVER THEIR INITIAL INVESTMENTS].

     [THE YIELD TO INVESTORS IN THE CLASS [FLOATER] [INVERSE FLOATER] CERTIFICATES WILL BE HIGHLY SENSITIVE TO (FLOATING INDEX). RELATIVELY SMALL INCREASES IN (FLOATING INDEX) WILL HAVE A MATERIAL NEGATIVE EFFECT ON THE YIELD TO INVESTORS IN THE CLASS FLOATER CERTIFICATES AND HIGH LEVELS OF (FLOATING INDEX) WILL HAVE A MATERIAL NEGATIVE EFFECT ON THE YIELD TO INVESTORS IN THE CLASS INVERSE FLOATER CERTIFICATES.]

     There is currently no secondary market for the Class A Certificates. Nomura Securities International, Inc. (the 'Underwriter'), through one or more of its affiliates, currently expects to make a secondary market in the Class A Certificates, but has no obligation to do so. There can be no assurance that such a market will develop or, if it does develop, that it will continue. See 'Method of Distribution' herein.

     The Class A Certificates offered hereby will be purchased by the Underwriter from the Depositor and will be offered by the Underwriter from time to time to the public in negotiated transactions or otherwise at varying prices to be determined at the time of sale. Proceeds to the Depositor from the sale of
the Class A Certificates will be   % of the initial aggregate principal balance
thereof as of        1, 199 (the 'Cut-off Date') plus accrued interest from the
Cut-off Date at a rate of   % per annum, before deducting expenses payable by
the Depositor.

     The Class A Certificates are offered by the Underwriter, subject to prior sale, when, as and if delivered to and accepted by the Underwriter and subject to approval of certain legal matters by counsel. It is expected that delivery of
the Class A Certificates [(other than the Class        Certificates)] will be
made against payment therefor on or about           , 199 , [at the offices of
the Underwriter, 2 World Financial Center--Building B, New York, New York] [in book-entry form through the facilities of The Depository Trust Company].

     [If and to the extent required by applicable law or regulation, this Prospectus Supplement and the Prospectus will also be used by the Underwriter after the completion of the offering in connection with offers and sales related to market-making transactions in the Offered Certificates in which the Underwriter acts as principal. The Underwriter may also act as agent in such transactions. Sales will be made at negotiated prices determined at the time of sale.]

     THE CLASS A CERTIFICATES OFFERED BY THIS PROSPECTUS SUPPLEMENT CONSTITUTE PART OF A SEPARATE SERIES OF CERTIFICATES ISSUED BY THE DEPOSITOR AND ARE BEING
OFFERED PURSUANT TO ITS PROSPECTUS DATED                   , 199 , OF WHICH THIS
PROSPECTUS SUPPLEMENT IS A PART AND WHICH ACCOMPANIES THIS PROSPECTUS SUPPLEMENT. THE PROSPECTUS CONTAINS IMPORTANT INFORMATION REGARDING THIS OFFERING WHICH IS NOT CONTAINED HEREIN, AND PROSPECTIVE INVESTORS ARE URGED TO READ THE PROSPECTUS AND THIS PROSPECTUS SUPPLEMENT IN FULL. SALES OF THE CLASS A CERTIFICATES MAY NOT BE CONSUMMATED UNLESS THE PURCHASER HAS RECEIVED BOTH THIS PROSPECTUS SUPPLEMENT AND THE PROSPECTUS.

     UNTIL            , 199 , ALL DEALERS EFFECTING TRANSACTIONS IN THE CLASS A
CERTIFICATES, WHETHER OR NOT PARTICIPATING IN THIS DISTRIBUTION, MAY BE REQUIRED TO DELIVER A PROSPECTUS SUPPLEMENT AND THE PROSPECTUS TO WHICH IT RELATES. THIS DELIVERY REQUIREMENT IS IN ADDITION TO THE OBLIGATION OF DEALERS TO DELIVER A PROSPECTUS SUPPLEMENT AND PROSPECTUS WHEN ACTING AS UNDERWRITERS AND WITH RESPECT TO THEIR UNSOLD ALLOTMENTS OR SUBSCRIPTIONS.

                        SUMMARY OF PROSPECTUS SUPPLEMENT

     The following summary of material information does not contain all the material information regarding the Certificates and is qualified in its entirety by reference to the detailed information appearing elsewhere in this Prospectus Supplement and in the accompanying Prospectus. Certain capitalized terms used in this Summary are defined elsewhere in this Prospectus Supplement or in the Prospectus. An Index of Principal Definitions appears at the end of this Prospectus Supplement and at end of the Prospectus.

Title of
  Certificates..... Asset Securitization Corporation, Mortgage Pass-Through
                    Certificates, Series 199 , Variable Pass-Through Rate (the
                    'Certificates').

[Amount............ The Class A Certificates have the approximate aggregate initial principal balances set forth on the cover of this
                    Prospectus Supplement, subject to a permitted upward or
                    downward variance of up to    % [, except that the Class IO
                    Certificates will have no principal balance].

Depositor.......... Asset Securitization Corporation, a Delaware corporation and a wholly-owned subsidiary of Nomura Asset Capital
                    Corporation, and an affiliate of Nomura Securities
                    International, Inc. (the 'Underwriter'). See 'The Depositor'
                    in the Prospectus.

Master Servicer.... , a                   . See 'Pooling and Servicing
                                      Agreement-- The Master Servicer' herein.

Trustee............ , a                   .

Issuer............. The issuer of the Certificates is the Trust Fund.

Cut-off Date....... 1, 199 .

Delivery Date...... , 199 .

Denominations...... The Class A Certificates will be issuable in registered
                    form, in denominations of $               and integral
                    multiples of $               in excess thereof [, with one
                    Certificate of such class evidencing an additional amount
                    equal to the remainder of the Certificate Balance thereof].

                    [The Class A Certificates (other than the Class
                    Certificates) are issuable in book-entry form in minimum
                    denominations of approximately $[            ] and integral
                    multiples of $1,000 in excess thereof, and will be
                    represented by certificates registered in the name of Cede &
                    Co. ('Cede'), as the nominee of the depository, The
                    Depository Trust Company ('DTC' and, together with any
                    successor depository, the 'Depository'), which will be the
                    'Certificateholder' of the Book-Entry Certificates, as such term is used herein. A person acquiring an interest in
                    Book-Entry Certificates (a 'Certificateowner') will not be entitled to receive a certificate representing such
                    Book-Entry Certificateowner's interest therein except in the event that Definitive Certificates (as defined herein) are issued for all Class A Certificates under the limited
                    circumstances described herein. Until such time, the rights of Certificateowners may only be exercised through DTC and its participating organizations, except as otherwise
                    specified herein. See 'Description of the
                    Certificates--General,' '--Registration at The Depository
                    Trust Company' and '--Definitive Certificates' herein.]

The Mortgage
  Pool............. The Mortgage Pool will consist of           conventional,
                    [adjustable] [fixed] rate Mortgage Loans secured by first
                    liens
                    on [multifamily] [commercial] properties (the 'Mortgaged
                    Properties') located in   different states. The Mortgage
                    Loans will have an aggregate principal balance as of the
                    Cut-off Date of $            and individual principal
                    balances at origination of at least $            but not
                    more than $            , with an average principal balance
                    at origination of approximately $            . The Mortgage
                    Loans will have terms to maturity from the date of
                    origination or modification of not more than        years,
                    and a weighted average remaining term to maturity of
                    approximately    months as of

                    the Cut-off Date. The Mortgage Loans will bear interest at
                    Mortgage Rates of at least        % per annum but not more
                    than           % per annum, with a weighted average Mortgage
                    Rate of approximately        % per annum as of the Cut-off
                    Date. The Mortgage Loans will be acquired by the Depositor on or before the Delivery Date. In connection with its
                    acquisition of the Mortgage Loans, the Depositor will be
                    assigned (and will in turn assign to the Trustee for the
                    benefit of the holders of the Certificates) certain rights in respect of representations and warranties described
                    herein that were made by the Mortgage Asset Seller.

                    of the Mortgage Loans, representing        % of the Mortgage
                    Loans by aggregate principal balance as of the Cut-off Date, provide for scheduled payments of principal and/or interest
                    ('Monthly Payments') to be due on the first day of each
                    month; the remainder of the Mortgage Loans provide for
                    Monthly Payments to be due on the 5th, 10th or 15th day of
                    each month (the date in any month on which a Monthly Payment on a Mortgage Loan is first due, the 'Due Date'). [The rate per annum at which interest accrues on each Mortgage Loan is subject to adjustment on specified Due Dates (each such
                    date, an 'Interest Rate Adjustment Date') by adding a fixed percentage amount (a 'Gross Margin') to be value of the
                    then-applicable Index (as described below) subject, in the case of substantially all of the Mortgage Loans, to maximum and minimum lifetime Mortgage Rates as described herein.
                              of the Mortgage Loans, representing    % of the
                    Mortgage Loans by aggregate principal balance as of the
                    Cut-off Date, provide for Interest Rate Adjustment Dates to occur monthly; the reminder of the Mortgage Loans provide
                    for adjustments to the Mortgage Rate to occur quarterly,
                    semi-annually or annually. Each of the Mortgage Loans
                    provides for an initial fixed interest rate period;    of
                    the Mortgage Loans, representing    % of the Mortgage Loans
                    by aggregate principal balance as of the Cut-off Date, have not yet experienced their first Interest Rate Adjustment
                    Date. The latest initial Interest Rate Adjustment Date for
                    any Mortgage Loan is scheduled to occur on           .]

                    [The amount of the Monthly Payment of each Mortgage Loan is also subject to adjustment on specified Due Dates (each such date, a 'Payment Adjustment Date') to an amount that would amortize the outstanding principal balance of the Mortgage
                    Loan over its then remaining amortization schedule and pay interest at the applicable Mortgage Rate, subject, in the
                    case of several Mortgage Loans, to payment caps, which limit the amount by which the Monthly Payment may adjust on any
                    Payment Adjustment Date as described herein.      of the
                    Mortgage Loans, representing      % of the Mortgage Loans
                    (by aggregate principal balance as of the Cut-off Date,
                    provide for Payment Adjustment Dates to occur annually,
                    while the remainder of the Mortgage Loans provide for
                    adjustments of the Monthly Payment to occur monthly,
                    quarterly or semi-annually.]

                    [Only in the case of      Mortgage Loans, representing
                         % of the Mortgage Loans by aggregate principal balance
                    as of the Cut-off Date, does a Payment Adjustment Date
                    immediately follow each Interest Rate Adjustment Date. As a result, and because the application of payment caps may
                    limit the amount by which the Monthly Payments may adjust in respect of certain Mortgage Loans, the amount of a Monthly
                    Payment may be more or less than the amount necessary to
                    amortize the remaining principal balance of the Mortgage
                    Loan over its then remaining amortization schedule and pay interest at the then-applicable Mortgage Rate. Accordingly,
                    Mortgage Loans may be subject to slower amortization (if the
                    Monthly Payment due on a Due Date is sufficient to pay
                    interest accrued to such Due Date at the then-applicable
                    Mortgage Rate but is not sufficient to reduce principal in accordance with the applicable amortization schedule), to
                    negative amortization (if interest accrued to a Due Date at the applicable Mortgage Rate is greater than the

                    entire Monthly Payment due on such Due Date) or to accelerated amortization (if the Monthly Payment due on a Due Date is greater than the amount necessary to pay interest accrued to such Due Date at the then-applicable
                    Mortgage Rate and to reduce principal in accordance with the applicable amortization schedule).]

                    [     Mortgage Loans, representing    % of the Mortgage
                    Loans by aggregate principal balance as of the Cut-off Date, permit negative amortization. Substantially all of the
                    Mortgage Loans that permit negative amortization contain
                    provisions that limit the extent to which the amount of
                    their respective original principal balances may be exceeded as a result thereof.]

                    [All of the Mortgage Loans provide for monthly payments of principal based on amortization schedules significantly longer than the remaining term of such Mortgage Loans, thereby leaving substantial outstanding principal amounts due and payable (each such payment, a 'Balloon Payment') on their respective maturity dates, unless prepaid prior thereto.]

                    For a further description of the Mortgage Loans, see
                    'Description of the Mortgage Pool' herein.

[For FASIT
  transactions:
  Removal and
  Addition of
  Mortgage
  Assets........... The Depositor will have the right, upon the satisfaction of certain conditions, to remove a portion or all of the
                    Mortgage Assets from the Trust Fund in exchange for the
                    deposit of Replacement Mortgage Assets into the Trust Fund.
                    In addition, the Depositor will also have the right to
                    deposit Additional Mortgage Assets into the Trust Fund and to issue new Certificates having a Certificate Balance equal to all or a portion of the aggregate outstanding principal balance of such Additional Mortgage Assets. The terms and
                    conditions for such removal or addition of Mortgage Assets are set forth below under 'Description of the Mortgage
                    Pool--Addition and Removal of Mortgage Assets from the Trust
                    Fund.']

The Index.......... As of any Interest Rate Adjustment Date, the Index used to determine the Mortgage Rate on each Mortgage Loan will be
                    the                   . See 'Description of the Mortgage
                    Pool--The Index' herein.

The Class A
  Certificates..... The Class A Certificates will be issued pursuant to a
                    Pooling and Servicing Agreement, to be dated as of the
                    Cut-off Date, among the Depositor, the Master Servicer and the Trustee (the 'Pooling and Servicing Agreement'). The
                    Class A Certificates have an initial Certificate Balance of
                    $          (the initial 'Class A Balance'), representing an
                    initial interest of approximately      % in a trust fund
                    (the 'Trust Fund'), which will consist primarily of the
                    Mortgage Pool. [The Class A Certificates will consist of
                    [     ] Subclasses designated as the [Class IO Certificates,
                    the Class PO Certificates, the Class Floater Certificates,
                    the Class Inverse Floater Certificates and the Class A-
                    Certificates]. Each Subclass will have the Subclass
                    Certificate Balance set forth on the cover of this
                    Prospectus Supplement.]

                    Distributions on the Class A Certificates will be made on the 25th day of each month or, if such day is not a business day, on the succeeding business day, beginning on
                              25, 199 (each, a 'Distribution Date').
                    Distributions on each Distribution Date will be made by check or wire transfer of immediately available funds, as provided in the Pooling and Servicing Agreement, to the Class A Certificateholders of record as of the last business day of the month preceding the month of such Distribution
                    Date (each, a 'Record Date'), except that the final distribution on the Class A Certificates will be made only upon presentation and surrender of the Class A Certificates at the office or agency specified in the Pooling and Servicing Agreement. As more specifically described herein, the Class A Balance will be adjusted from time to time on each Distribution Date to reflect any additions thereto resulting from allocations of Mortgage Loan negative amortization to the Class A Certificates and any reductions thereof resulting from distributions of principal of the Class A Certificates. [Any such adjustments will be allocated among the Subclasses of Class A Certificates pro rata based on the Subclass Certificate Balance of each such Subclass.] As further described herein, interest shall accrue on the Class A Balance at a Pass-Through Rate equal to the weighted average of the Class A Remittance Rates in effect from time to time on the Mortgage Loans.

Pass-Through Rate
  on the Class A
  Certificates..... The Class A Remittance Rate in effect for each Mortgage Loan as of any date of determination (i) prior to its first
                    Interest Rate Adjustment Date is equal to its Mortgage Rate
                    then in effect minus      basis points (the 'Net Mortgage
                    Rate') and (ii) from and after its first Interest Rate
                    Adjustment Date is equal to the Mortgage Rate then in effect on each such Mortgage Loan minus the excess of the related
                    Gross Margin over      basis points. The amount of the
                    adjustment to the Mortgage Rate for each Mortgage Loan will vary depending on the terms of the related Mortgage Note.
                    [The Pass-Through Rates for each Subclass of the Class A
                    Certificates is as set forth on the cover hereof.]

Interest
  Distributions on
  the Class A
  Certificates..... Holders of the Class A Certificates will be entitled to receive on each Distribution Date, to the extent of the
                    Available Distribution Amount for such Distribution Date,
                    distributions allocable to interest in an aggregate amount
                    (the 'Class A Interest Distribution Amount') equal to thirty days' interest accrued on the Class A Balance outstanding
                    immediately prior to such Distribution Date at the weighted average of the Class A Remittance Rates in effect for the
                    Mortgage Loans as of the commencement of the related Due
                    Period, less the Class A Certificates' allocable share
                    (calculated as described herein) of (i) the aggregate amount of negative amortization in respect of the Mortgage Loans
                    for their respective Due Dates occurring during the related
                    Due Period and (ii) the aggregate portion of Prepayment
                    Interest Shortfalls incurred during the related Due Period that was not covered by the application of the Master
                    Servicer's servicing compensation for the related Due
                    Period. The amount, if any, by which the Class A Interest
                    Distribution Amount for any Distribution Date is reduced as a result of negative amortization on the Mortgage Loans
                    shall constitute the 'Class Negative Amortization' for such
                    Distribution Date in respect of the Class A Certificates and shall be added to the Class A Balance on such Distribution
                    Date. If the Available Distribution Amount for any
                    Distribution Date is less than the Class A Interest
                    Distribution Amount for such Distribution Date, the
                    shortfall will be [borne pro rata by the Subclasses of Class
                    A Certificates and will be] part of the Class A Interest
                    Distribution Amount distributable to holders of Class A
                    Certificates on subsequent Distribution Dates, to the extent of available funds.

                    The Available Distribution Amount for any Distribution Date generally includes: (i) scheduled payments on the Mortgage
                    Loans due during or prior to the related Due Period and collected as of the related Determination Date (to the extent not distributed on previous Distribution Dates) and certain unscheduled payments and other collections on the Mortgage Loans collected during the related Due Period, net of amounts payable or reimbursable to the Master Servicer therefrom; (ii) any Advances made by the Master Servicer for the related Distribution Date; and (iii) that portion of the Master Servicer's servicing compensation for the related Due
                    Period applied to cover Prepayment Interest Shortfalls incurred during the related Due Period. See 'Description of the Certificates--Distributions--Calculations of Interest' herein.

                    [The amount of interest to which holders of each Subclass
                    Class A Certificates[, other than the Class IO and Class PO
                    Certificates,] will be entitled each month is calculated

                    based on the outstanding principal balance of that Subclass, as of the related Distribution Date. Interest will accrue each month on each such Subclass according to the following formula: 1/12th of the pass-through rate for such subclass multiplied by the outstanding principal balance of such subclass as of the related Distribution Date. The pass-through rate for each such subclass or class is the percentage set forth on the cover of this Prospectus
                    Supplement. Interest on the Class A Certificates will be calculated on the basis of a 360-day year consisting of twelve 30-day months.

                    [The amount of interest to which holders of the Class IO
                    Certificates are entitled each month is calculated based on a 'notional amount.' A notional amount does not entitle
                    holders to receive distributions of principal on the basis of such notional amount, but is used for the purpose of
                    computing the amount of interest accrued on each such
                    subclass. The notional amount for the Class IO Certificates is calculated based on the sum of the indicated percentages of the respective outstanding principal balances of certain other subclasses as described herein. The method of
                    determining the notional amount of the Class IO Certificates is described under 'Description of the
                    Certificates--Interest' herein. Interest will accrue on the
                    Class IO Certificates each month in an amount equal to the
                    product of (i) 1/12th of      % and (ii) the notional amount
                    of the Class IO Certificates.]

                    [The yield on the Class [PO] Certificates, which are
                    expected to be offered at a substantial discount and which are not entitled to distributions in respect of interest,
                    will be extremely sensitive to both the timing of receipt of prepayments and the overall rate of prepayment on the
                    Mortgage Loans. This particular sensitivity is separately
                    displayed in a table appearing under the heading        ,
                    which shows, among other things, the differences in the
                    amount of principal distributions on, and yield to investors in, the Class PO Certificates at various rates of
                    prepayment.]

Principal
  Distributions on
  the Class A
  Certificates..... Holders of the Class A Certificates will be entitled to receive on each Distribution Date, to the extent of the
                    balance of the Available Distribution Amount remaining after the payment of the Class A Interest Distribution Amount for such Distribution Date, distributions in respect of
                    principal in an amount (the 'Class A Principal Distribution
                    Amount') generally equal to the aggregate of (i) the then
                    Class A Scheduled Principal Distribution Percentage
                    (calculated as described herein) of all scheduled payments of principal (including the principal portion of any Balloon
                    Payments) due on the Mortgage Loans during or, if and to the extent not previously received or advanced and distributed on prior Distribution Dates, prior to the related Due Period that were paid by the mortgagors as of the related
                    Determination Date or advanced by the Master Servicer in
                    respect of such Distribution Date and (ii) all principal
                    prepayments and, to the extent not previously advanced, any other unscheduled principal recoveries received during the related Due Period in respect of the Mortgage Loans, whether in the form of liquidation proceeds, insurance proceeds,
                    condemnation proceeds or amounts received as a result of the purchase of any Mortgage Loan out of the Trust Fund.
                    Distributions in respect of principal of the Class A
                    Certificates on any Distribution Date shall be limited to
                    the sum of (i) the Class A Balance outstanding immediately prior to such Distribution Date and (ii) the Class Negative
                    Amortization, if any, for such Distribution Date in respect of the Class A Certificates. [The Class A Principal
                    Distribution Amount will be allocated among the Subclasses of Class A Certificates as described herein.] See
                    'Description of the
                    Certificates--Distributions--Calculations of Principal'
                    herein.

Advances........... The Master Servicer is required to make advances
                    ('Advances') in respect of delinquent Monthly Payments on
                    the Mortgage Loans, subject to the limitations described
                    herein. The Trustee will be obligated to make any such
                    Advance if the Master Servicer fails in its obligation to do so, to the extend provided in the Pooling

                    and Servicing Agreement. See 'Description of the
                    Certificates--Advances' herein and 'Description of the Certificates--Advances in Respect of Delinquencies' in the Prospectus.

Subordination...... The rights of holders of the Subordinate Certificates to receive distributions of amounts collected on the Mortgage
                    Loans will be subordinated, to the extent described herein, to the rights of holders of the Class A Certificates. This subordination is intended to enhance the likelihood of
                    receipt by the holders of the Class A Certificates of the
                    full amount of the Class A Interest Distribution Amount and the [ultimate receipt of principal equal to the initial
                    Class A Balance]. The protection afforded to the holders of the Class A Certificates by means of the subordination, to the extent provided herein, will be accomplished by the
                    application of the Available Distribution Amount to the
                    Class A Certificates prior to the application thereof to the
                    Subordinate Certificates. See 'Description of the
                    Certificates--Subordination' herein.

The Subordinate
  Certificates..... The Class B Certificates have an initial Certificate Balance
                    of $          (the initial 'Class B Balance') and the Class
                    C Certificates have an initial Certificate Balance of
                    $          (the initial 'Class C Balance'), representing
                         % and      %, respectively, of the Mortgage Loans by
                    aggregate principal balance as of the Cut-off Date. Interest shall accrue on the Class B Balance and Class C Balance at a
                    Pass-Through Rate equal to the weighted average of the Net
                    Mortgage Rates in effect from time to time on the Mortgage
                    Loans.

                    The Class R Certificates, which have no Pass-Through Rate
                    and initially have a Certificate Balance of $          (the
                    initial 'Class R Balance'), represent the right to receive on any Distribution Date the balance, if any, of the
                    Available Distribution Amount remaining after the payment of all interest and principal due on the other Classes of
                    Certificates. Subsequent to the first Distribution Date, the
                    Class R Balance will equal the excess, if any, of the
                    aggregate Stated Principal Balance of the Mortgage Loans
                    over the sum of the Class A Balance, Class B Balance and
                    Class C Balance.

                    The Subordinate Certificates are not offered hereby.

Optional
  Termination...... At its option, the Master Servicer may purchase all of the
                    Mortgage Loans, and thereby effect termination of the Trust
                    Fund and early retirement of the then outstanding
                    Certificates, on any Distribution Date on which the
                    aggregate Stated Principal Balance of the Mortgage Loans
                    remaining in the Trust Fund is less than       % of the
                    aggregate principal balance of such Mortgage Loans as of the
                    Cut-off Date. See 'Pooling and Servicing
                    Agreement--Termination' herein and 'Description of the
                    Certificates--Termination' in the Prospectus.

Certain Federal
  Income Tax
  Consequences..... Beneficial owners of the [REMIC] [FASIT] Regular
                    Certificates will be required to report income thereon in
                    accordance with the accrual method of accounting. [It is
                    anticipated that the Class Certificates will be issued with original issue discount in an amount equal to the excess of
                    the initial Class      Certificate Principal Balances
                    thereof (plus    days of interest at the pass-through rates
                    thereon) over their issue prices (including accrued
                    interest). It is further anticipated that the Class
                    Certificates will be issued at a premium and that the Class
                         Certificates will be issued with de minimis original
                    issue discount for federal income tax purposes. Although not free from doubt, it is anticipated that the Class
                    Certificates will be treated as issued with original issue discount in an amount equal to the excess of all
                    distributions of principal and interest thereon over their issue price (including accrued interest), and the Company
                    intends to report income in respect of such Class of
                    Certificates in this manner.] See 'Certain Federal Income
                    Tax Consequences' in the Prospectus.

ERISA
  Considerations... [A fiduciary of any employee benefit plan or other retirement arrangement subject to the Employee Retirement
                    Income Security Act of 1974, as amended ('ERISA'), or
                    Section 4975 of the Code should review carefully with its legal advisors whether the purchase or holding of Class A
                    Certificates could give rise to a transaction that is prohibited or is not otherwise permitted either under ERISA or Section 4975 of the Code.] [The U.S. Department of Labor has issued an individual exemption, Prohibited Transaction
                    Exemption 93-32, to the Underwriter that generally exempts from the application of certain of the prohibited transaction provisions of Section 406 of the Employee
                    Retirement Income Security Act of 1974, as amended
                    ('ERISA'), and the excise taxes imposed on such prohibited transactions by Section 4975(a) and (b) of the Code, transactions relating to the purchase, sale and holding of pass-through certificates underwritten by the Underwriter such as the Class A Certificates and the servicing and operation of asset pools such as the Mortgage Pool, provided that certain conditions are satisfied. A fiduciary of any employee benefit plan subject to
                    ERISA or the Code should consult with its legal advisors regarding the requirements of ERISA and the Code.] See
                    'ERISA Considerations' herein and in the Prospectus.

Rating............. It is a condition to the issuance of the Class A
                    Certificates that they be rated [not lower than] '     ' by
                          (the 'Rating Agency'). A security rating is not a
                    recommendation to buy, sell or hold securities and may be
                    subject to revision or withdrawal at any time by the
                    assigning rating organization. A security rating does not
                    address the frequency of prepayments of Mortgage Loans, or the corresponding effect on yield to investors. See 'Risk
                    Factors' and 'Rating' herein and 'Yield Considerations' in the Prospectus.

Legal Investment... The appropriate characterization of the Class A Certificates under various legal investment restrictions, and thus the ability of investors subject to these restrictions to purchase the Class A Certificates, may be subject to significant interpretative uncertainties. The Class A
                    Certificates will [not] be 'mortgage related securities' within the meaning of the Secondary Mortgage Market
                    Enhancement Act of 1984 [so long as they are rated in at least the second highest rating category by the Rating
                    Agency, and, as such, are legal investments for certain entities to the extent provided in SMMEA]. Accordingly, investors should consult their own legal advisors to determine whether and to what extent the Class A
                    Certificates constitute legal investments for them. See
                    'Legal Investment' herein and in the Prospectus.

                                  RISK FACTORS
       [DESCRIPTION WILL DEPEND ON THE PARTICULARS OF THE MORTGAGE POOL]

     Special Prepayment Considerations. The rate and timing of principal payments on the Class A Certificates will depend, among other things, on the rate and timing of principal payments (including prepayments, defaults, liquidations and purchases of Mortgage Loans due to a breach of representation and warranty) on the Mortgage Loans. As is the case with mortgage-backed securities generally, the Class A Certificates are subject to substantial inherent cash-flow uncertainties because the Mortgage Loans may be prepaid at any time.

     As described herein, prior to reduction of the Class A Balance to zero, all principal prepayments on and other unscheduled recoveries of principal of the Mortgage Loans will be allocated to the Class A Certificates. To the extent that no prepayments or other unscheduled recoveries of principal are distributed on the Subordinate Certificates, the subordination afforded the Class A Certificates by the Subordinate Certificates, in the absence of offsetting losses on the Mortgage Loans allocated thereto, will be increased.

     See [Prepayment and Yield Considerations' herein and] 'Description of the Certificates--Distributions--Priority' herein and 'Yield Considerations' in the Prospectus.

     Special Yield Considerations. The yield to maturity on the Class A Certificates will depend, among other things, on the rate and timing of principal payments (including prepayments, defaults, liquidations and purchases of Mortgage Loans due to a breach of representation and warranty) on the Mortgage Loans and the allocation thereof to reduce the Certificate Balance of such class. The yield to maturity on the Class A Certificates will also depend on changes in the Index and the effect of any maximum lifetime Mortgage Rate, minimum lifetime Mortgage Rate, Payment Cap and Periodic Rate Cap applicable to each Mortgage Loan. The yield to investors on the Class A Certificates will be adversely affected by any allocation thereto of Prepayment Interest Shortfalls on the Mortgage Loans, which are expected to result from the distribution of interest only to the date of prepayment (rather than a full month's interest) in connection with prepayments in full, and the lack of any distribution of interest on the amount of any partial prepayments. Neither the Certificates nor the Mortgage Loans are guaranteed by any governmental entity or private insurer.

     In general, if a Certificate is purchased at a premium and principal distributions thereon occur at a rate faster than anticipated at the time of purchase, the investor's actual yield to maturity will be lower than that assumed at the time of purchase. Conversely, if a Certificate is purchased at a discount and principal distributions thereon occur at a rate slower than that assumed at the time of purchase, the investor's actual yield to maturity will be lower than assumed at the time of purchase.


     [For FASIT transactions: In addition, the deposit of Replacement Mortgage Assets or Additional Mortgage Assets with faster or slower rates of amortization and different prepayment provisions will affect the average life of each class of related Certificates and may also affect the yields on such classes. In the event that the Depositor elects to deposit Additional Mortgage Assets into the Trust Fund and to issue new Certificates corresponding to such Mortgage Assets, the credit enhancement provided to one or more classes of Certificates may increase or decrease and the weighted average life of one or more classes of Certificates may lengthen or shorten. To the extent the Depositor removes Mortgage Assets prior to a prepayment by the related borrower and substitutes a Replacement Mortgage Asset in its place, such substitution may reduce the likelihood of a prepayment for Certificateholders and to the extent any Certificate was purchased at a discount, such substitution will reduce the actual yield to maturity.]


     See ['Prepayment and Yield Considerations' and] 'Certain Federal Income Tax Consequences' herein and in the Prospectus and 'Yield Considerations' in the Prospectus.

     Risks Associated with Certain of the Mortgage Loans and Mortgaged Properties. [Description of type of property, lease provisions, nature of tenants and operating income.]


     Risk of Year 2000. The Depositor is aware of the issues associated with the programming code in existing computer systems as the millennium (year 2000) approaches. The 'year 2000 problem' is pervasive and complex; virtually every computer operation will be affected in some way by the rollover of the two digit year value to 00. The issue is whether computer systems will properly recognize date-sensitive information when the year changes to 2000. Systems that do not properly recognize such information could generate erroneous data or cause a system to fail.



     The Depositor has been advised by each of the Servicer, the Special Servicer and the Trustee that they will use commercially reasonable efforts to either (i) implement modifications to their respective existing systems to the extent required to cause them to be year 2000 compliant or (ii) acquire computer systems that are year 2000 compliant in each case prior to January 1, 2000. However, neither the Depositor nor any affiliate of the Transferor has made any independent investigation of the computer systems of the Servicer, the Special Servicer or the Trustee. In the event that computer problems arise out of a failure of such efforts to be completed on time, or in the event that the computer systems of the Servicer, the Special Servicer or the Trustee are not fully year

2000 compliant, the resulting disruptions in the collection or distribution of sums collected or required to be advanced on the Mortgage Loans could materially and adversely affect the holders of the Certificates.


     Effect of Mortgagor Defaults. The aggregate amount of distributions on the Class A Certificates, the yield to maturity of the Class A Certificates, the rate of principal payments on the Class A Certificates and the weighted average life of the Class A Certificates will be affected by the rate and the timing of delinquencies and defaults on the Mortgage Loans. If a purchaser of a Class A Certificate calculates its anticipated yield based on an assumed rate of default and amount of losses on the Mortgage Loans that is lower than the default rate and amount of losses actually experienced and such additional losses are allocable to such class of Certificates, such purchaser's actual yield to maturity will be lower than that so calculated and could, under certain extreme scenarios, be negative. The timing of any loss on a liquidated Mortgage Loan will also affect the actual yield to maturity of the Class A Certificates to which a portion of such loss is allocable, even if the rate of defaults and severity of losses are consistent with an investor's expectations. In general, the earlier a loss borne by an investor occurs, the greater is the effect on such investor's yield to maturity.

     As and to the extent described herein, the Master Servicer will be entitled to receive interest on unreimbursed Advances and unreimbursed servicing expenses that (i) are recovered out of amounts received on the Mortgaged Loan as to which such Advances were made or such servicing expenses were incurred, which amounts are in the form of liquidation proceeds, insurance proceeds, condemnation proceeds or amounts paid in connection with the purchase of such Mortgage Loan out of the Trust Fund or (ii) are determined to be nonrecoverable Advances. The Master Servicer's right to receive such payments of interest are prior to the rights of Certificateholders to receive distributions on the Certificates and, consequently, may result in losses being allocated to the Class A Certificates that would not otherwise have resulted absent the accrual of such interest.

     Even if losses on the Mortgage Loans are not borne by an investor in the Class A Certificates, such losses may affect the weighted average life and yield to maturity of such Investor's Certificates. Losses on the Mortgage Loans, to the extent not allocated to the Class A Certificates, may result in a higher percentage ownership interest evidenced by such Certificates than would otherwise have resulted absent such loss. The consequent effect on the weighted average life and yield to maturity of the Class A Certificates will depend upon the characteristics of the remaining Mortgage Loans.

     Regardless of whether losses ultimately result, delinquencies and defaults on the Mortgage Loans may significantly delay the receipt of payments by the holder of a Class A Certificate, to the extent that Advances or the subordination of another class of Certificates does not fully offset the effects of any such delinquency or default. The Scheduled Principal Distribution Amount and the Unscheduled Principal Distribution Amount generally consist of, as more fully described herein, principal of the Mortgage Loans actually collected or advanced. The Master Servicer has the ability to extend and modify Mortgage Loans that are in default or as to which a payment default is imminent, including the ability to extend the date on which a Balloon Payment is due by up to 36 months, subject to certain conditions described in the Pooling and Servicing Agreement. The Master Servicer's obligation to make Advances in respect of a Mortgage Loan that is delinquent as to its Balloon Payment is limited, however, to the extent described under 'Description of the Certificates--Advances'. Until such time as any Mortgage Loan delinquent in respect of its Balloon Payment is liquidated, the entitlement of the holders of Class A Certificates on each Distribution Date in respect of principal of such Mortgage Loan will be limited to the Class A Scheduled Principal Distribution Percentage of that portion of the Available Distribution Amount that represents the principal portion of (i) any payment made by the related mortgagor under a forbearance arrangement or (ii) any related Advance made by the Master Servicer. Consequently, any delay in the receipt of a Balloon Payment that is payable, in whole or in part, to the Class A Certificate will extend the weighted average life of the Class A Certificates.

     As described under 'Description of the Certificates--Distributions' herein, if the portion of Available Distribution Amount distributable in respect of interest on the Class A Certificates on any Distribution Date is less than the Distributable Certificate Interest then payable for such class, the shortfall will be distributable to holders of such Class of Certificates on subsequent Distribution Dates, to the extent of available funds. Any such shortfall will not bear interest and will therefore negatively affect the yield to maturity of such class of Certificates for so long as it is outstanding.


     [For FASIT transactions: Risks Associated With The Mortgage Pool. It is intended that certain of the Mortgage Assets that comprise the Mortgage Pool as of the Cut-off Date will not remain in the Mortgage Pool for the life of the Certificates. The Pooling and Servicing Agreement permits the removal of Mortgage Assets from, and the deposit of different Mortgage Assets into, the Trust Fund in accordance with the terms and conditions set forth herein under 'Description of the Mortgage Pool--Addition and Removal of Mortgage Assets from the Trust Fund.' This Prospectus Supplement will not be updated to reflect changes to the Mortgage Pool; however, investors in the Class A Certificates will be informed of any changes that are made to the Mortgage Pool in the monthly reports to Certificateholders. See 'Pooling and Servicing Agreement--Reports to Certificateholders.']

                        DESCRIPTION OF THE MORTGAGE POOL

GENERAL

     The Trust Fund will consist primarily of conventional, [adjustable interest] [fixed] rate Mortgage Loans with an aggregate principal balance as of the Cut-off Date, after deducting payments of principal due on such date, of
$               . Each Mortgage Loan is evidenced by a promissory note (a
'Mortgage Note') and secured by a mortgage, deed of trust or other similar security instrument (a 'Mortgage') creating a first fee lien on a [multifamily] [commercial] property (a 'Mortgaged Property'). The Mortgaged Properties consist of [description commercial or multifamily properties]. Because no evaluation of any mortgagor's financial condition has been conducted, investors should consider all of the Mortgage Loans to be non-recourse loans so that, in the event of mortgagor default, recourse may be had only against the specific property and such limited other assets as have been pledged to secure a Mortgage Loan, and not against the mortgagor's other assets. All percentages of the Mortgage Loans described herein are approximate percentages (except as otherwise indicated) by aggregate principal balance as of the Cut-off Date.

     The Mortgage Loans to be included in the Trust Fund will have been
originated or acquired by                               (the 'Mortgage Asset
Seller') and will comply with the underwriting criteria described herein. The Depositor will purchase the Mortgage Loans to be included in the Mortgage Pool on or before the Delivery Date from the Mortgage Asset Seller pursuant to a
seller's agreement (the 'Seller's Agreement'), to be dated as of             ,
199 between the Mortgage Asset Seller and the Depositor. The Depositor will cause the Mortgage Loans in the Mortgage Pool to be assigned to
                        , as Trustee, pursuant to the Pooling and Servicing
Agreement.                         , in its capacity as Master Servicer, will
service the Mortgage Loans pursuant to the Pooling and Servicing Agreement.

     Under the Seller's Agreement,                               , as seller of
the Mortgage Loans to the Depositor, will make certain representations, warranties and covenants to the Depositor relating to, among other things, the due execution and enforceability of the Seller's Agreement and certain characteristics of the Mortgage Loans, and will be obligated to repurchase or substitute for any Mortgage Loans as to which there exists deficient documentation or an uncured material breach of any such representation, warranty or covenant. Under the Pooling and Servicing Agreement the Depositor will assign all its right, title and interest in such representations, warranties and
covenants (including                               's repurchase or substitution
obligation, to the Trustee for the Trust Fund). The Depositor will make no representations or warranties with respect to the Mortgage Loans and will have no obligation to repurchase or substitute for Mortgage Loans with deficient
documentation or which are otherwise defective.                               ,
as seller of the Mortgage Loans to the Depositor, is selling such Mortgage Loans without recourse and, accordingly, in such capacity, will have no obligations with respect to the Certificates other than pursuant to such representations, warranties, covenants and repurchase obligations. See 'Description of the Agreements-- Representations and Warranties; Repurchases' in the Prospectus.

     The Mortgage Rate on each Mortgage Loan is subject to adjustment on each Interest Rate Adjustment Date by adding the related Gross Margin to the value of the Index (described below) as most recently announced a specified number of days prior to such Interest Rate Adjustment Date, subject, in the case of substantially all of the Mortgage Loans, to minimum and maximum lifetime Mortgage Rates, with ranges specified below. The Mortgage Rates on the Mortgage Loans generally are adjusted monthly; however, certain of the Mortgage Loans
provide for Interest Rate Adjustment Dates to occur quarterly (   % of the
Mortgage Loans), semi-annually (   % of the Mortgage Loans) or annually (   % of
the Mortgage Loans). Each of the Mortgage Loans provided for an initial fixed
interest rate period;    Mortgage Loans, representing    % of the Mortgage
Loans, have not experienced their first Interest Rate Adjustment Dates. The latest initial Interest Rate Adjustment Date for any Mortgage Loan is to occur
in                               .

     Subject to the Payment Caps described below, the amount of the Monthly Payment on each Mortgage Loan adjusts periodically on each Payment Adjustment Date to an amount that would fully amortize the principal balance of the Mortgage Loan over its then remaining amortization schedule and pay interest at the Mortgage Rate in effect during the one month period preceding such Payment
Adjustment Date. Approximately    % of the Mortgage Loans provide that an
adjustment of the amount of the Monthly Payment on a Payment Adjustment Date may
not result in a Monthly Payment that increases by more than    % (nor, in some
cases, decreases by more than    %) of the amount of the Monthly Payment in
effect immediately prior to such Payment Adjustment Date (each such provision, a 'Payment Cap'); however, certain of those Mortgage Loans also provide that the Payment Cap will not apply on certain Payment Adjustment Dates or if the application thereof would result in the principal balance of the Mortgage Loan exceeding (through negative amortization) by a specified percentage the original principal balance thereof. Generally, the related Mortgage Note provides that if, as a result of negative amortization, the respective principal balance of the Mortgage Loan reaches an amount specified therein (which as to most Mortgage
Loans is not greater than    % of the

Mortgage Loan principal balance as of the origination date thereof), the amount of the Monthly Payments due thereunder will be increased as necessary to prevent further negative amortization.

     Only in the case of    % of the Mortgage Loans does a Payment Adjustment
Date immediately follow each Interest Rate Adjustment Date. As a result, and because application of Payment Caps may limit the amount by which the Monthly Payments due on certain of the Mortgage Loans may adjust, the amount of a Monthly Payment may be more or less than the amount necessary to amortize the Mortgage Loan principal balance over the then remaining amortization schedule at the applicable Mortgage Rate. Accordingly, Mortgage Loans may be subject to slower Amortization (if the Monthly Payment due on a Due Date is sufficient to pay interest accrued to such Due Date at the applicable Mortgage Rate but is not sufficient to reduce principal in accordance with the applicable amortization schedule), to negative amortization (if interest accrued to a Due Date at the applicable Mortgage Rate is greater than the entire Monthly Payment due on such Due Date) or to accelerated amortization (if the Monthly Payment due on a Due Date is greater than the amount necessary to pay interest accrued to such Due Date at the applicable Mortgage Rate and to reduce principal in accordance with the applicable amortization schedule).

THE INDEX

     As of any Payment Adjustment Date, the Index applicable to the determination of the related Mortgage Rate will be a per annum rate equal to
                              , as most recently available as of the date days
prior to the Payment Adjustment Date (the 'Index'). Such average yields reflect the yields for the week prior to that week in which the information is reported. In the event that the Index is no longer available, an index reasonably acceptable to the Trustee that is based on comparable information will be selected by the Master Servicer.

     The Index is currently calculated based on information reported in
                              . Listed below are the weekly average yields on
actively traded                               as reported in
                              on the date that would have been applicable to
mortgage loans having the following adjustment dates for the indicated years. Such average yields may fluctuate significantly from week to week as well as over longer periods and may not increase or decrease in a constant pattern from period to period. The following does not purport to be representative of future average yields. No assurance can be given as to the average yields on such on any Payment Adjustment Date or during the life
of any Mortgage Loan.

                                [NAME OF INDEX]

ADJUSTMENT DATE    1992       1993       1994       1995       1996
---------------   -------    -------    -------    -------    -------
January 1......
February 1.....
March 1........
April 1........
May 1..........
June 1.........
July 1.........
August 1.......
September 1....
October 1......
November 1.....
December 1.....

[FOR FASIT TRANSACTIONS: ADDITION AND REMOVAL OF MORTGAGE ASSETS FROM THE TRUST FUND]



     [The Depositor will have the right, upon the satisfaction of the terms and conditions set forth herein, to remove a portion or all of the Mortgage Assets from the Trust Fund in exchange for the deposit of other Mortgage Assets ('Replacement Mortgage Assets') into the Trust Fund. With respect to the removal of any Mortgage Asset the Depositor will be required to, among other things, (i) transfer to the Trust Fund one or more Replacement Mortgage Assets having an aggregate outstanding principal balance at least equal to the aggregate outstanding principal balance of the Mortgage Assets removed from the Trust Fund, (ii) obtain written confirmation from each Rating Agency that such removal and related deposit will not result in a qualification, downgrade or withdrawal of the ratings of the outstanding Certificates and (iii) [additional conditions to be disclosed as applicable].]



     [In addition, the Depositor will also have the right to deposit additional Mortgage Assets ('Additional Mortgage Assets') into the Trust Fund and to issue new Certificates having a Certificate Balance equal to all or a portion of the aggregate outstanding principal balance of such Additional Mortgage Assets. With respect to the deposit of additional Mortgage Assets and any related issuance of new Certificates, the Depositor will be required to, among other things, (i) obtain written confirmation from each Rating Agency that such deposit and related issuance of Certificates will not result in a qualification, downgrade or withdrawal of the ratings of the outstanding Certificates and (ii) [additional conditions to be disclosed as applicable].]


CERTAIN CHARACTERISTICS OF THE MORTGAGE LOANS

     Approximately    % of the Mortgage Loans have Due Dates that occur on the
first day of each month; approximately    % of the Mortgage Loans have Due Dates
that occur on the fifth day of each month; approximately    % of the Mortgage
Loans have Due Dates that occur on the tenth day of each month; and the remainder of the Mortgage Loans have Due Dates that occur on the fifteenth day of each month.

     As of the Cut-off Date, the Mortgage Loans had the following
characteristics; (i) Mortgage Rates ranging from    % per annum to    % per
annum; (ii) a weighted average Mortgage Rate of    % per annum; (iii) Gross
Margins ranging from basis points to basis points; (iv) a weighted average Gross
Margin of basis points; (v) principal balances ranging from $         to
$         ; (vi) an average principal balance of $         ; (vii) original
terms to scheduled maturity ranging from months to months; (viii) a weighted average original term to scheduled maturity of months; (ix) remaining terms to scheduled maturity ranging from months to months; (x) a weighted average remaining term to scheduled maturity of months; (xi) Cut-off Date Loan-to-Value
('LTV') Ratios ranging from    % to    %; (xii) a weighted average Cut-off Date
LTV Ratio of    %; (xiii) as to the    % of the Mortgage Loans to which such
characteristic applies, (A) minimum lifetime Mortgage Rates ranging from    %
per annum to    % per annum and (B) a weighted average minimum lifetime Mortgage
Rate of    % per annum; (xiv) as to the    % of Mortgage Loans to which such
characteristic applies and for which it may be currently calculated, (A) maximum
lifetime Mortgage Rates ranging from    % per annum to    % per annum and (B) a
weighted average maximum lifetime Mortgage Rate of    % per annum; (xv) Cut-off
Date Debt Service Coverage Ratios ranging from    % to    % and (xvi) a weighted
average Cut-off Date Debt Service Coverag Ratio of    %.

        % of the Mortgage Loans provide for Balloon Payments on their respective maturity dates. Loans providing the Balloon Payments involve a greater degree of risk than self-amortizing loans. See 'Risk Factors--Balloon Payments' in the Prospectus.

     No Mortgage Loan currently prohibits principal prepayments; however, certain of the Mortgage Loans impose fees or penalties ('Prepayment Premiums') in connection with full or partial prepayments. Although Prepayment Premiums are payable to the Master Servicer as additional servicing compensation, the Master Servicer may waive the payment of any Prepayment Premium only in connection with a principal prepayment that is proposed to be made during the three month period prior to the scheduled maturity of the related Mortgage Loan, or under certain other limited circumstances.

     The following table sets forth the range of Mortgage Rates on the Mortgage Loans as of the Cut-off Date:

                     MORTGAGE RATES AS OF THE CUT-OFF DATE

                                                                              PERCENT BY
                                                          AGGREGATE           AGGREGATE
                             NUMBER OF     PERCENT        PRINCIPAL           PRINCIPAL
                             MORTGAGE        BY         BALANCE AS OF       BALANCE AS OF
MORTGAGE RATE                  LOANS       NUMBER      THE CUT-OFF DATE    THE CUT-OFF DATE
--------------------------   ---------    ---------    ----------------    ----------------

                                ---       ---------        -------             -------
     Total................                  100.00%         $                   100.00%
                                ---       ---------        -------             -------
                                ---       ---------        -------             -------
Weighted Average Mortgage
  Rate:

------------------
Note: Percentage totals may not add due to rounding.

     The following table sets forth the types of Mortgaged Properties securing the Mortgage Loans:

                                 PROPERTY TYPE

                                                                              PERCENT BY
                                                          AGGREGATE           AGGREGATE
                             NUMBER OF     PERCENT        PRINCIPAL           PRINCIPAL
                             MORTGAGE        BY         BALANCE AS OF       BALANCE AS OF
TYPE                           LOANS       NUMBER      THE CUT-OFF DATE    THE CUT-OFF DATE
--------------------------   ---------    ---------    ----------------    ----------------

                                ---       ---------        -------             -------
     Total................                  100.00%         $                   100.00%
                                ---       ---------        -------             -------
                                ---       ---------        -------             -------

------------------
Note: Percentage totals may not add due to rounding.

     The following table sets forth the range of Gross Margins for the Mortgage
Loans:

                                 GROSS MARGINS

                                                                              PERCENT BY
                                                          AGGREGATE           AGGREGATE
                             NUMBER OF     PERCENT        PRINCIPAL           PRINCIPAL
                             MORTGAGE        BY         BALANCE AS OF       BALANCE AS OF
GROSS MARGIN                   LOANS       NUMBER      THE CUT-OFF DATE    THE CUT-OFF DATE
--------------------------   ---------    ---------    ----------------    ----------------

                                ---       ---------        -------             -------
     Total................                  100.00%         $                   100.00%
                                ---       ---------        -------             -------
                                ---       ---------        -------             -------
Weighted Average Gross
  Margin:

------------------
Note: Percentage totals may not add due to rounding.

     The following table sets forth the frequency of adjustments to the Mortgage Rates on the Mortgage Loans as of the Cut-off Date:

                   FREQUENCY OF ADJUSTMENTS TO MORTGAGE RATES

                                                                              PERCENT BY
                                                          AGGREGATE           AGGREGATE
                             NUMBER OF     PERCENT        PRINCIPAL           PRINCIPAL
                             MORTGAGE        BY         BALANCE AS OF       BALANCE AS OF
FREQUENCY(A)                   LOANS       NUMBER      THE CUT-OFF DATE    THE CUT-OFF DATE
--------------------------   ---------    ---------    ----------------    ----------------

                                ---       ---------        -------             -------
     Total................                  100.00%         $                   100.00%
                                ---       ---------        -------             -------
                                ---       ---------        -------             -------
Weighted Average Frequency
  of Adjustments to
  Mortgage Rate:

------------------
Note: Percentage totals may not add due to rounding.
(A)                  or      % of Mortgage Loans have not experienced their
    first Interest Rate Adjustment Date.

     The following table sets forth the frequency of adjustments to the Monthly Payments on the Mortgage Loans as of the Cut-off Date.

                  FREQUENCY OF ADJUSTMENTS TO MONTHLY PAYMENTS

                                                                              PERCENT BY
                                                          AGGREGATE           AGGREGATE
                             NUMBER OF     PERCENT        PRINCIPAL           PRINCIPAL
                             MORTGAGE        BY         BALANCE AS OF       BALANCE AS OF
FREQUENCY(A)                   LOANS       NUMBER      THE CUT-OFF DATE    THE CUT-OFF DATE
--------------------------   ---------    ---------    ----------------    ----------------

                                ---       ---------        -------             -------
     Total................                  100.00%         $                   100.00%
                                ---       ---------        -------             -------
                                ---       ---------        -------             -------
Weighted Average Frequency
  of Adjustments to
  Monthly Payments:

------------------
Note: Percentage totals may not add due to rounding.

     The following table sets forth the range of maximum lifetime Mortgage Rates for the Mortgage Loans:

                        MAXIMUM LIFETIME MORTGAGE RATES

                                                                              PERCENT BY
                                                          AGGREGATE           AGGREGATE
                             NUMBER OF     PERCENT        PRINCIPAL           PRINCIPAL        REMAINING
MAXIMUM LIFETIME MORTGAGE    MORTGAGE        BY         BALANCE AS OF       BALANCE AS OF       TERM TO
RATE                           LOANS       NUMBER      THE CUT-OFF DATE    THE CUT-OFF DATE    MATURITY
--------------------------   ---------    ---------    ----------------    ----------------    ---------

                                ---       ---------        -------             -------
     Total................                  100.00%         $                   100.00%
                                ---       ---------        -------             -------
                                ---       ---------        -------             -------
Weighted Average Maximum Lifetime Mortgage Rate:

------------------

Note: Percentage totals may not add due to rounding.

(A) Represents Mortgage Loans without a lifetime rate cap.

(B) The lifetime rate caps for these Mortgage Loans are based upon the Index as determined at a future point in time plus a fixed percentage. Therefore, the rate is not determinable as of the Cut-off Date.

(C) This calculation does not include the      Mortgage Loans without a lifetime
    rate cap or the      Mortgage Loans with lifetime rate caps which are
    currently not determinable.

     The following table sets forth the range of minimum lifetime Mortgage Rates on the Mortgage Loans:

                        MINIMUM LIFETIME MORTGAGE RATES

                                                                           PERCENT BY
                                                       AGGREGATE           AGGREGATE
                             NUMBER OF    PERCENT      PRINCIPAL           PRINCIPAL        REMAINING
MAXIMUM LIFETIME MORTGAGE    MORTGAGE       BY       BALANCE AS OF       BALANCE AS OF       TERM TO
RATE                           LOANS      NUMBER    THE CUT-OFF DATE    THE CUT-OFF DATE    MATURITY
--------------------------   ---------    ------    ----------------    ----------------    ---------
                             ---------    ------    ----------------        -------
     Total................                100.00%       $                    100.00%
                             ---------    ------    ----------------        -------
                             ---------    ------    ----------------        -------
Weighted Average Minimum
  Lifetime
  Mortgage Rate:

------------------

Note: Percentage totals may not add due to rounding.

(A) Represents Mortgage Loans without interest rate floors.

(B) This calculation does not include the           Mortgage Loans without
    interest rate floors.

     The following table sets forth the range of principal balances of the Mortgage Loans as of the Cut-off Date:

                   PRINCIPAL BALANCES AS OF THE CUT-OFF DATE

                                                                           PERCENT BY
                                                       AGGREGATE           AGGREGATE
                             NUMBER OF    PERCENT      PRINCIPAL           PRINCIPAL
PRINCIPAL BALANCE AS OF      MORTGAGE       BY       BALANCE AS OF       BALANCE AS OF
THE CUT-OFF DATE               LOANS      NUMBER    THE CUT-OFF DATE    THE CUT-OFF DATE
--------------------------   ---------    ------    ----------------    ----------------
                             ---------    ------    ----------------        -------
     Total................                100.00%       $                    100.00%
                             ---------    ------    ----------------        -------
                             ---------    ------    ----------------        -------
Average Principal Balance
  as of the
  Cut-off Date:

------------------
Note: Percentage totals may not add due to rounding.

     The following tables set forth the original and remaining terms to maturity (in months) of the Mortgage Loans:

                      ORIGINAL TERM TO MATURITY IN MONTHS

                                                                           PERCENT BY
                                                       AGGREGATE           AGGREGATE
                             NUMBER OF    PERCENT      PRINCIPAL           PRINCIPAL
                             MORTGAGE       BY       BALANCE AS OF       BALANCE AS OF
ORIGINAL TERMS IN MONTHS       LOANS      NUMBER    THE CUT-OFF DATE    THE CUT-OFF DATE
--------------------------   ---------    ------    ----------------    ----------------
                             ---------    ------    ----------------        -------
     Total................                100.00%       $                    100.00%
                             ---------    ------    ----------------        -------
                             ---------    ------    ----------------        -------
Weighted Average Original
  Term to
  Maturity:

------------------
Note: Percentage totals may not add due to rounding.

                      REMAINING TERM TO MATURITY IN MONTHS

                                                                           PERCENT BY
                                                       AGGREGATE           AGGREGATE
                             NUMBER OF    PERCENT      PRINCIPAL           PRINCIPAL
                             MORTGAGE       BY       BALANCE AS OF       BALANCE AS OF
REMAINING TERM IN MONTHS       LOANS      NUMBER    THE CUT-OFF DATE    THE CUT-OFF DATE
--------------------------   ---------    ------    ----------------    ----------------
                             ---------    ------    ----------------        -------
     Total................                100.00%       $                    100.00%
                             ---------    ------    ----------------        -------
                             ---------    ------    ----------------        -------
Weighted Average Remaining
  Term to
  Maturity:

                                                        (Footnotes on next page)

(Footnotes from previous page)

------------------
Note: Percentage totals may not add due to rounding.

     The following tables set forth the respective years in which the Mortgage Loans were originated and are scheduled to mature:

                       MORTGAGE LOAN YEAR OF ORIGINATION

                                                                           PERCENT BY
                                                       AGGREGATE           AGGREGATE
                             NUMBER OF    PERCENT      PRINCIPAL           PRINCIPAL
                             MORTGAGE       BY       BALANCE AS OF       BALANCE AS OF
YEAR                           LOANS      NUMBER    THE CUT-OFF DATE    THE CUT-OFF DATE
--------------------------   ---------    ------    ----------------    ----------------
                             ---------    ------    ----------------        -------
     Total................                100.00%       $                    100.00%
                             ---------    ------    ----------------        -------
                             ---------    ------    ----------------        -------

------------------
Note: Percentage totals may not add due to rounding.

                              [PRINCIPAL TENANT[S]

                 ('Tenant') is the Borrower's largest tenant, with leases on
properties accounting for      % of the aggregate gross leasable area and   % of
the aggregate base rental revenues on the Mortgaged Properties. Tenant's
principal business is                         , and it is one of the world's
largest                   based on sales volume. Tenant operates over
stores in 48 states, Canada and Puerto Rico.       , had credit ratings of
and    from Moody's Investors Service, Inc. and Standard & Poor's Rating Group,
respectively.]

                       [SIGNIFICANT MORTGAGED PROPERTIES

     As of             , the largest Mortgaged Property was       , located in
      . None of the other Mortgaged Properties represented    percent or more of
the aggregate [Value] of the Mortgaged Properties or of the aggregate annualized based rental revenues of the Mortgaged Properties.

     The                   ('Significant Property') was acquired by the borrower
in       , and consists of    square feet       of space located adjacent to
                  . The majority of leases at Significant Property
                        . The current occupancy rate is   %. Significant
Property's current tenants include three primary tenants,       , a nationally
recognized             which occupies   % of the gross leasable area ('GLA') of
that Mortgaged Property, and             , a large regional
                        which occupies   % of the GLA of that Mortgaged
Property. Significant Property also leases space to       other tenants
occupying between                         and       square feet each. None of
the primary tenant leases expire before             , and each includes renewal
options which could extend the terms of those leases for a minimum of five
additional years. The annualized based rental rate per square foot is $      .
Real property taxes on Significant Property for the latest fiscal year were
$      . The following table shows lease expirations, not including renewal options, for the next ten years for Significant Property:

YEAR       NUMBER     GLA (SQ. FT.)    BASE RENT    PERCENT OF GROSS RENT
--------   -------    -------------    ---------    ---------------------
1995....
1996....
1997....
1998....
1999....
2000....
2001....
2002....
2003....
2004]...

                    MORTGAGE LOAN YEAR OF SCHEDULED MATURITY

                                                             AGGREGATE            PERCENT BY
                             NUMBER OF                   PRINCIPAL BALANCE    AGGREGATE PRINCIPAL
                             MORTGAGE      PERCENT BY        AS OF THE         BALANCE AS OF THE
YEAR                           LOANS         NUMBER        CUT-OFF DATE          CUT-OFF DATE
--------------------------   ---------     ----------    -----------------    -------------------
                             ---------     ----------         -------               -------
  Total...................                   100.00%          $                      100.00%
                             ---------     ----------         -------               -------
                             ---------     ----------         -------               -------

------------------

Note: Percentage totals may not add due to rounding.

     The following table sets forth the range of Cut-off Date LTV Ratios of the Mortgage Loans. A 'Cut-off Date LTV Ratio' is a fraction, expressed as a percentage, the numerator of which is the Cut-off Date Balance of a Mortgage Loan, and the denominator of which is the appraised value of the related Mortgaged Property as determined by an appraisal thereof obtained in connection with the origination of such Mortgage Loan.

                            CUT-OFF DATE LTV RATIOS

                                                             AGGREGATE            PERCENT BY
                             NUMBER OF                   PRINCIPAL BALANCE    AGGREGATE PRINCIPAL
                             MORTGAGE      PERCENT BY        AS OF THE         BALANCE AS OF THE
LTV RATIO                      LOANS         NUMBER        CUT-OFF DATE          CUT-OFF DATE
--------------------------   ---------     ----------    -----------------    -------------------
                             ---------     ----------         -------               -------
  Total...................                   100.00%          $                      100.00%
                             ---------     ----------         -------               -------
                             ---------     ----------         -------               -------
Weighted Average Cut-off
  Date LTV
  Ratio:

------------------

Note: Percentage totals may not add due to rounding.

     The following table sets forth the range of Debt Service Coverage Ratios for the Mortgage Loans. The 'Debt Service Coverage Ratio' for any Mortgage Loan is the ratio of Net Operating Income produced by the related Mortgaged Property for the period covered by the annual operating statement of the amounts of principal, interest and other sums due under such Mortgage Loan for the same period. 'Net Operating Income' is the rent from all leases under which the tenants have taken occupancy at the time of calculation (including only rents prior to expiration for those leases whose terms expire within one year of the calculation and pass-throughs for utilities and excluding all free rent) less operating expenses (such as utilities, administrative expenses, repairs and maintenance) and less fixed expenses (such as insurance, real estate and other taxes to be paid by mortgagor). The annual operating statements for the Mortgaged Properties used in deriving the following table were obtained from the respective mortgagors. The information contained therein was unaudited, and the Depositor has made no attempt to verify its accuracy. The last day of the twelve-month period covered by each such operating statement is set forth in Annex A with respect to the related Mortgage Loan. [Annual operating statements
for any year following 19__ could not be obtained with respect to       of the
Mortgaged Properties and, consequently, the Debt Service Coverage Ratios for the related Mortgage Loans were not calculated. No conclusions should be drawn as to
those       Mortgage Loans on the basis of the information set forth below.]

              DEBT SERVICE COVERAGE RATIOS AS OF THE CUT-OFF DATE

                                                             AGGREGATE            PERCENT BY
                             NUMBER OF                   PRINCIPAL BALANCE    AGGREGATE PRINCIPAL
       DEBT SERVICE          MORTGAGE      PERCENT BY        AS OF THE         BALANCE AS OF THE
      COVERAGE RATIO           LOANS         NUMBER        CUT-OFF DATE          CUT-OFF DATE
--------------------------   ---------     ----------    -----------------    -------------------
                             ---------     ----------         -------               -------
  Total...................                   100.00%          $                      100.00%
                             ---------     ----------         -------               -------
                             ---------     ----------         -------               -------
Weighted Average Debt
  Service
  Coverage Ratio

------------------
Note: Percentage totals may not add due to rounding.
(A) The debt service coverage ratios for these loans were not calculated due to a lack of operating statements with respect to years after 198 .
(B) This calculation does not include the       Mortgage Loans where debt
    service coverage ratios were not calculated.

     The Mortgage Loans are secured by Mortgaged Properties in
         different states. The table below sets forth the states in which the Mortgaged Properties are located:

                            GEOGRAPHIC DISTRIBUTION

                                                             AGGREGATE            PERCENT BY
                             NUMBER OF                   PRINCIPAL BALANCE    AGGREGATE PRINCIPAL
                             MORTGAGE      PERCENT BY        AS OF THE         BALANCE AS OF THE
STATE                          LOANS         NUMBER        CUT-OFF DATE          CUT-OFF DATE
--------------------------   ---------     ----------    -----------------    -------------------
                             ---------     ----------         -------               -------
  Total...................                   100.00%          $                      100.00%
                             ---------     ----------         -------               -------
                             ---------     ----------         -------               -------

------------------
Note: Percentage totals may not add due to rounding.

     Set forth in Annex A to this Prospectus Supplement are certain individual characteristics of the respective Mortgage Loans.

UNDERWRITING STANDARDS

     All of the Mortgage Loans were originated or acquired by          ,
generally in accordance with the underwriting criteria described herein.

     [Description of underwriting standards.]

ADDITIONAL INFORMATION

     The description in this Prospectus Supplement of the Mortgage Pool and the Mortgaged Properties is based upon the Mortgage Pool as expected to be constituted at the close of business on the Cut-off Date, as adjusted for the scheduled principal payments due on or before such date. Prior to the issuance of the Class A Certificates, a Mortgage Loan may be removed from the Mortgage Pool as a result of incomplete documentation or otherwise, if the Depositor deems such removal necessary or appropriate and may be prepaid at any time. A limited number of other mortgage loans may be included in the Mortgage Pool prior to the issuance of the Class A Certificates unless including such mortgage loans would materially alter the characteristics of the Mortgage Pool as described herein. The Depositor believes that the information set forth herein will be representative of the characteristics of the Mortgage Pool as it will be constituted at the time the Class A Certificates are issued, although the range of Mortgage Rates and maturities and certain other characteristics of the Mortgage Loans in the Mortgage Pool may vary.

     A Current Report on Form 8-K (the 'Form 8-K') will be available to purchasers of the Class A Certificates and will be filed, together with the Pooling and Servicing Agreement, with the Securities and Exchange Commission within fifteen days after the initial issuance of the Class A Certificates. In the event Mortgage Loans are removed from or added to the Mortgage Pool as set forth in the preceding paragraph, such removal or addition will be noted in the Form 8-K.

                        DESCRIPTION OF THE CERTIFICATES

GENERAL

     The Certificates will be issued pursuant to the Pooling and Servicing Agreement and will consist of four classes to be designated as the Class A Certificates, the Class B Certificates, the Class C Certificates and the Class R Certificates. The Class B, Class C and Class R Certificates (the 'Subordinate Certificates') will be subordinate to the Class A Certificates, as described herein. The Certificates represent in the aggregate the entire beneficial ownership interest in a Trust Fund consisting of: (i) the Mortgage Loans and all payments under and proceeds of the Mortgage Loans received after the Cut-off Date (exclusive of payments of principal and interest due on or before the Cut-off Date); (ii) any Mortgaged Property acquired on behalf of the Trust Fund through foreclosure or deed in lieu of foreclosure (upon acquisition, an 'REO Property'); (iii) such funds or assets as from time to time are deposited in the Certificate Account and any account established in connection with REO Properties (the 'REO Account'); and (iv) the rights of the mortgagee under all insurance policies with respect to the Mortgage Loans. Only the Class A Certificates are offered hereby. [The Class A Certificates will consist of
[      ] Subclasses designated as the [Class IO Certificates, the Class PO
Certificates, the Class Floater Certificates and the Class Inverse Floater Certificates]].

     The Class A Certificates will have an initial Certificate Balance of
$       , representing    % of the aggregate principal balance of the Mortgage
Loans as of the Cut-off Date. [Each Subclass of Class A Certificates will have the initial Subclass Certificate Balance set forth on the cover page hereof. The Subclass Certificate Balance of any Subclass outstanding at any time represents the maximum amount which the holders thereof are entitled to receive as distributions allocable to principal on the Class A Certificates from the cash flow on the Mortgage Loans and the other assets of the Trust Fund]. The Class B
Certificates will have an initial Certificate Balance of $       , representing
   % of the aggregate principal balance of the Mortgage Loans as of the Cut-off Date. The Class C Certificates will have an initial Certificate Balance of
$       , representing    % of the aggregate principal balance of the Mortgage
Loans as of the Cut-off Date. The initial Certificate Balance of the Class R Certificates will be [zero]. The Certificate Balance of any class of Certificates outstanding at any time represents the maximum amount which the holders thereof are entitled to receive as distributions allocable to principal from the cash flow on the Mortgage Loans and the other assets in the Trust Fund. The respective Certificate Balances of the Class A, Class B and Class C Certificates (respectively, the 'Class A Balance', 'Class B Balance' and 'Class C Balance') will in each case be (i) reduced by amounts actually distributed on such class of Certificates that are allocable to principal and (ii) increased by amounts allocated to such class of Certificates in respect of negative amortization on the Mortgage Loans. [Any increase or decrease in the Class A Balance will be allocated among the Subclasses of Class A Certificates pro rata based on the then current Subclass Certificate Balances of each Subclass]. The Certificate Balance of the Class R Certificates (the 'Class R Balance') will at any time equal the aggregate Stated Principal Balance of the Mortgage Loans minus the sum of the Class A Balance, Class B Balance and Class C Balance. The Stated Principal Balance of any Mortgage Loan at any date of determination will equal (a) the Cut-off Date Balance of such Mortgage Loan, plus (b) any negative amortization added to the principal balance of such Mortgage Loan on any Due Date after the Cut-off Date to and including the Due Date in the Due Period for the most recently preceding Distribution Date, minus (c) the sum of (i) the principal portion of each Monthly Payment due on such Mortgage Loan after the Cut-off Date, to the extent received from the mortgagor or advanced by the Master Servicer and distributed to holders of the Certificates before such date of determination, (ii) all principal prepayments and other unscheduled collections of principal received with respect to such Mortgage Loan, to the extent distributed to holders of the Certificates before such date of determination, and (iii) any reduction in the outstanding principal balance of such Mortgage Loan resulting out of a bankruptcy proceeding for the related mortgagor.

     None of the Subordinate Certificates are offered hereby.

DISTRIBUTIONS

     Method, Timing and Amount. Distributions on the Certificates will be made on the 25th day of each month or, if such 25th day is not a business day, then
on the next succeeding business day, commencing in                   199 (each,
a 'Distribution Date'). All distributions (other than the final distribution on any Certificate) will be made by the Master Servicer to the persons in whose names the Certificates are registered at the close of business on each Record Date, which will be the last business day of the month preceding the month in which the related Distribution Date occurs. Such distributions will be made by wire transfer in immediately available funds to the account specified by the Certificateholder at a bank or other entity having appropriate facilities therefor, if such Certificateholder will have provided the Master Servicer with wiring instructions no less than five business days prior to the related Record Date and is the registered owner of Certificates the aggregate initial principal
amount of which is at least $       , or otherwise by check mailed to such
Certificateholder. The final distribution on any Certificate will be made in like manner, but only upon presentment or surrender of such Certificate at the location specified in the notice to the holder thereof of such final distribution. All distributions made with respect to a class of Certificates on each Distribution Date will be allocated pro rata among the outstanding Certificates of such class based on their respective Percentage Interests. The Percentage Interest evidenced by any Class A Certificate is equal to the initial denomination thereof as of the Delivery Date, divided by the initial Certificate Balance for such class. The aggregate distribution to be made on the Certificates on any Distribution Date shall equal the Available Distribution Amount.

     The 'Available Distribution Amount' for any Distribution Date is an amount equal to (a) the sum of (i) the amount on deposit in the Certificate Account as of the close of business on the related Determination Date, (ii) the aggregate amount of any Advances made by the Master Servicer in respect of such Distribution Date and (iii) the aggregate amount deposited by the Master Servicer in the Certificate Account in respect of such Distribution Date in connection with Prepayment Interest Shortfalls incurred during the related Due Period, net of (b) the portion of the amount described in clause (a)(i) hereof that represents (i) Monthly Payments due on a Due Date subsequent to the end of the related Due Period, (ii) any voluntary principal prepayments and other unscheduled recoveries on the Mortgage Loans received after the end of the related Due Period or (iii) any amounts payable or reimbursable therefrom to any person.

     Priority. On each Distribution Date, the Master Servicer shall apply amounts on deposit in the Certificate Account, to the extent of the Available Distribution Amount, first, to distributions of interest to holders of the Class A Certificates, in the amount equal to all Distributable Certificate Interest in respect of the Class A Certificates for such Distribution Date and, to the extent not previously distributed, for all preceding Distribution Dates and second, to distributions of principal to holders of the Class A Certificates, in an amount, not to exceed the sum of the Class A Balance outstanding immediately prior to such Distribution Date and any Class Negative Amortization in respect of the Class A Certificates for such Distribution Date, equal to the sum of (A) the then Class A Scheduled Principal Distribution Percentage of the Scheduled Principal Distribution Amount for such Distribution Date and (B) the Unscheduled Principal Distribution Amount for such Distribution Date.

     On or after the reduction of the Class A Balance to zero, the Available Distribution Amount will be paid solely to the holders of the Subordinate Certificates.

     Calculations of Interest. The 'Distributable Certificate Interest' in respect of the Class A Certificates for any Distribution Date represents that portion of the Accrued Certificate Interest in respect of such class of Certificates for such Distribution Date that is net of such class's allocable share of (i) the aggregate portion of any Prepayment Interest Shortfalls resulting from voluntary principal prepayments on the Mortgage Loans during the related Due Period that are not covered by the application of servicing compensation of the Master Servicer for the related Due Period (such uncovered aggregate portion, as to such Distribution Date, the 'Net Aggregate Prepayment Interest Shortfall'); and (ii) the aggregate of any negative amortization in respect of the Mortgage Loans for their respective Due Dates during the related Due Period (the aggregate of such negative amortization, as to such Distribution Date, the 'Aggregate Mortgage Loan Negative Amortization').

     The 'Accrued Certificate Interest' in respect of the Class A Certificates for any Distribution Date is equal to thirty days' interest accrued during the related Interest Accrual Period at the Pass-Through Rate applicable to such class of Certificates for such Distribution Date accrued on the related Certificate Balance outstanding immediately prior to such Distribution Date. The Pass-Through Rate applicable to the Class A Certificates for any Distribution Date is equal to the weighted average of the Class A Remittance Rates in effect for the Mortgage Loans as of the commencement of the related Due Period (as to such Distribution Date, the 'Weighted Average Class A Remittance Rate'). The 'Class A Remittance Rate' in effect for any Mortgage Loan as of any date of determination (a) prior to its first Interest Rate Adjustment Date, is equal to the related Mortgage Rate then in effect minus basis points and (b) from and after its first Interest Rate Adjustment Date, is equal to the related Mortgage Rate then in effect minus the excess of the related Gross Margin over basis points. The 'Interest Accrual Period' for the Certificates is the calendar month preceding the month in which the Distribution Date occurs.

     The portion of Net Aggregate Prepayment Interest Shortfalls and the Aggregate Mortgage Loan Negative Amortization for any Distribution Date that will be allocated to the Class A Certificates on such Distribution Date will be equal to the then applicable Class A Interest Allocation Percentage. The 'Class A Interest Allocation Percentage' for any Distribution Date will equal a fraction, expressed as a percentage, then numerator of which is equal to the product of (a) the Class A Balance (net of any Uncovered Portion thereof) outstanding immediately prior to such Distribution Date, multiplied by (b) the Weighted Average Class A Remittance Rate for such Distribution Date, and the denominator of which is the product of (x) the aggregate Stated Principal Balance of the Mortgage Loans outstanding immediately prior to such Distribution Date, multiplied by (y) the Weighted Average Net Mortgage Rate for such Distribution Date. The 'Net Mortgage Rate' in effect for any Mortgage Loan as of any date of determination is equal to the related Mortgage Rate then in effect minus basis points. The 'Uncovered Portion' of the Class A

Balance, as of any date of determination, is the portion thereof representing the excess, if any, of (a) the Class A Balance then outstanding, over (b) the aggregate Stated Principal Balance of the Mortgage Loans then outstanding.

     [Any distributions in respect of principal made to, or losses in respect of principal allocated in reduction of the Subclass Certificate Balance of the Class Certificates will result in a corresponding reduction in the Class IO Notional Amount].

     [Each Subclass of the Class A Certificates will bear interest at the Pass-Through Rate described on the cover hereof].

     [Interest Rates will fluctuate on Class (Floater, Inverse) Certificates pursuant to the formula set forth, immediately below:

          As a result of these calculations, increasing levels of (Index) will produce reduced pass-through rates for the Class Inverse Floater Certificates (subject to the applicable minimum rates, while decreasing levels of (Index) will produce increased pass-through rates (subject to the applicable maximum rates).]

     Calculations of Principal. The 'Scheduled Principal Distribution Amount' for any Distribution Date is equal to the aggregate of the principal portions of all Monthly Payments, including Balloon Payments, due during or, if and to the extent not previously received or advanced and distributed to Certificateholders on a preceding Distribution Date, prior to the related Due Period, in each case to the extent paid by the related mortgagor or advanced by the Master Servicer and included in the Available Distribution Amount for such Distribution Date. The principal portion of any Advances in respect of a Mortgage Loan delinquent as to its Balloon Payment will constitute advances in respect of the principal portion of such Balloon Payment.

     The Class A Scheduled Principal Distribution Percentage for any Distribution Date represents the portion of the Scheduled Principal Distribution Amount for such Distribution Date payable (subject to the payment priorities described herein) on the Class A Certificates. The 'Class A Scheduled Principal Distribution Percentage' for any Distribution Date will equal the lesser of (a) 100% and (b) a fraction, expressed as a percentage, the numerator of which is the Class A Balance outstanding immediately prior to such Distribution Date, and the denominator of which is the lesser of (i) the sum of the Class A Balance, the Class B Balance and the Class C Balance and (ii) the aggregate Stated Principal Balance of the Mortgage Loans, in either case outstanding immediately prior to such Distribution Date.

     The 'Unscheduled Principal Distribution Amount' for any Distribution Date is equal to the sum of: (a) all voluntary principal prepayments received on the Mortgage Loans during the related Due Period; and (b) the excess, if any, of (i) all unscheduled recoveries received on the Mortgage Loans during the related Due Period, whether in the form of liquidation proceeds, condemnation proceeds, insurance proceeds or amounts paid in connection with the purchase of a Mortgage Loan out of the Trust Fund, exclusive in each case of any portion thereof payable or reimbursable to the Master Servicer in connection with the related Mortgage Loan, over (ii) the respective portions of the net amounts described in the immediately preceding clause (i) needed to cover interest (at the applicable Net Mortgage Rate in effect from time to time) on the related Mortgage Loan from the date to which interest was previously paid or advanced through the Due Date for such Mortgage Loan in the related Due Period (exclusive of any portion of such interest added to the principal balance of such Mortgage Loan as negative amortization).

     The 'Class Negative Amortization' in respect of any class of Certificates for any Distribution Date is equal to such class' allocable share of the Aggregate Mortgage Loan Negative Amortization for such Distribution Date.

     [The Certificate Principal Distribution Amount on each Distribution Date will be allocated among and distributed in reduction of the principal balances of the Subclasses of Class A Certificates as follows:

          [first, to the Class Certificates, up to their PAC Principal Amount with respect to such Distribution Date;

          second, to the Class Certificates, up to their PAC Principal Amount with respect to such Distribution Date;

          third, sequentially, to the Class and Class Certificates, up to their respective TAC Principal Amounts with respect to such Distribution Date;

          fourth, to the Class Certificates, until the Subclass Certificate Balance thereof has been reduced to zero;

          fifth, to the Class Certificates, sequentially in that order, without regard to their respective TAC Principal Amounts and until the Subclass Balance of each such Subclass has been reduced to zero;

     sixth, to the Class Certificates, without regard to their PAC Principal Amount, until the Subclass Certificate Balance thereof has been reduced to zero.]

     [As used above, the 'PAC Principal Amount' for any Distribution Date and for any Subclass of PAC Certificates means the amount, if any, that would reduce the Subclass Certificate Balance of such Subclass to the percentage of its initial Subclass Certificate Balance shown in the tables set forth below with respect to such Distribution Date. A 'PAC Certificate' is a Certificate representing an ownership interest in Class or Subclass that is designed to receive principal distributions using a predetermined schedule derived by assuming two constant prepayment rates for the Mortgage Loans.]

     [As used above, the 'TAC Principal Amount' for any Distribution Date and for any Subclass of TAC Certificates means the amount, if any, that would reduce the Subclass Certificate Balance of such Subclass to the percentage of its initial Subclass Certificate Balance shown in the tables set forth below with respect to such Distribution Date. A 'TAC Certificate' is a Certificate representing an ownership interest in a Class or Subclass that is designed to receive principal distributions using a predetermined schedule derived by assuming a single constant prepayment rate for the Mortgage Loans.]

                          [INSERT PAC AND TAC TABLES]

[Principal Payment Characteristics of the PAC Certificates and the TAC Certificates and the Companion Certificates

     The percentages of the initial Subclass Certificate Balances of the PAC Certificates and the TAC Certificates set forth in the tables above were calculated using the assumptions described in the full paragraph on page S-herein. Based on such assumptions, the Subclass Certificate Balance of each Subclass of PAC Certificates would be reduced to the percentage of its initial Subclass Certificate Balance indicated in the tables above for each Distribution Date if prepayments on the Mortgage Loans occur at any constant rate between
approximately    % SPA (as defined herein under 'Prepayment and Yield
Considerations') and approximately    % of SPA. Based on such assumptions, the
Subclass Certificate Balance of the TAC Certificates would be reduced to the percentage of their initial Subclass Certificate Balance indicated in the tables above for each Distribution Date if prepayments on the Mortgage Loans occur at a
constant rate of    % SPA. However, it is highly unlikely that principal
prepayments on the Mortgage Loans will occur at any constant rate or that the Mortgage Loans will prepay at the same rate. In addition, even if principal prepayments were to occur at a constant rate, there may be differences between the characteristics of the mortgage loans ultimately included in the Trust Fund and the Mortgage Loans which are expected to be included, as described herein. Therefore, there can be no assurance that the Subclass Certificate Balance of any Subclass of PAC Certificates or the TAC Certificates, after the application of the distributions to be made on any Distribution Date, will be equal to the applicable percentage of the initial Subclass Certificate Balance for such Distribution Date specified in the tables above.

     As discussed under 'Prepayment and Yield Considerations' herein, the weighted average life of a Subclass of Class A Certificates refers to the average amount of time that will elapse from the date of issuance of such Subclass until each dollar in reduction of the principal balance of such Subclass is distributed to investors. The aggregate amount distributed in reduction of the principal balance, and accordingly, the weighted average life of each Subclass of Class A Certificates will be affected, to varying degrees, by the rate of principal payments (including prepayments) of the Mortgage Loans, the timing of changes in such rate of payment and the priority sequence of distributions in reduction of principal of the Class A Certificates. The interaction of these factors may have different effects on the Subclasses of Class A Certificates, including the PAC Certificates, the TAC Certificates and the Class A- Certificates, and the effects on any Subclass may vary at different times during the life of such Subclass. Further, to the extent that the purchase prices paid by investors for the Class A Certificates, including the PAC Certificates, the TAC Certificates and the Class A- Certificates, represent discounts or premiums to their respective initial principal balances, variability in the weighted average lives of such Certificates could result in variability in the related yields to maturity. See 'Prepayment and Yield Considerations' herein.

     The weighted average lives of the Subclasses of PAC Certificates and the Class A- Certificates will vary under different prepayment scenarios. To the extent that principal prepayments are made at a constant rate that is slower
than approximately    % SPA, the Class A Principal Distribution Amount on each
Distribution Date may be insufficient to make distributions in reduction of the principal balances of some or all of the PAC Certificates in amounts that would reduce their principal balances to their respective planned principal balances for such Distribution Date. The weighted average lives of the Subclasses of the PAC Certificates may therefore be extended, as illustrated by the tables beginning on page S- . To the extent that such principal prepayments are made
at a constant rate that is higher than    % SPA, the weighted average lives of
the Subclasses of PAC Certificates may be reduced, as illustrated by the tables beginning on page S- .

     The extent to which the planned principal balances will be achieved and the sensitivity of the PAC Certificates to principal prepayments on the Mortgage Loans will depend, in part, upon the period of time during which the TAC Certificates and the Class A- Certificates remain outstanding. On each Distribution Date, the excess of the Class A Principal Distribution Amount over the PAC Principal Amounts ('Excess Principal Payments') for such Distribution Date will be distributed first to the TAC Certificates and the Class A- Certificates before being distributed to the PAC Certificates in accordance with the priorities set forth above under '--Distributions'. This is intended to decrease the likelihood that the PAC Certificates will be reduced below their planned principal balances on a given Distribution Date. As such, and in accordance with the priorities described above, the TAC Certificates and the Class A- Certificates support the PAC Certificates. However, under certain relatively fast prepayment scenarios, one or more Subclasses of PAC Certificates may continue to be outstanding when the Class A- Certificates and the TAC Certificates are no longer outstanding. Under such circumstances, the entire Class A Principal Distribution Amount will be applied to the remaining PAC Certificates in accordance with the priorities described herein. Thus, when the principal balances of the TAC Certificates and the Class A- Certificates have been reduced to zero, any Subclasses of PAC Certificates then outstanding will, in accordance with the priorities set forth above, become more sensitive to the rate of prepayment on the Mortgage Loans as such Subclasses will receive all Excess Principal Payments until the principal balances of the PAC Certificates have been reduced to zero. Conversely, under certain relatively slow prepayment scenarios, the Class A Principal Distribution Amount may not be sufficient to pay the PAC Principal Amounts for all Subclasses of PAC Certificates on a given Distribution Date. In such cases, the Class A Principal Distribution Amount for each subsequent Distribution Date will be applied in accordance with the priorities described herein such that the TAC Certificates and the Class A-Certificates will not receive any distributions in reduction of their principal balances until the outstanding principal balance of each such Subclass of PAC Certificates has reached its planned principal balance for such Distribution Date. As a result, the weighted average life of any Subclass of PAC Certificates (or of the Class A- Certificates) that did not receive its PAC Principal Amount on a Distribution Date may be extended.

     The weighted average life of the TAC Certificates will also vary under different prepayment scenarios. To the extent that principal prepayments are
made at a constant rate that is slower than approximately    % SPA, the Class A
Principal Distribution Amount on each Distribution Date may be insufficient to make distributions in reduction of the principal balance of the TAC Certificates in amounts that would reduce their principal balance to their targeted principal balance for such Distribution Date. The weighted average life of the TAC Certificates may therefore be extended, as illustrated by the table on page
S-  . To the extent that such principal prepayments are made at a constant rate
that is higher than    % SPA, the weighted average life of the TAC Certificates
may be reduced as illustrated by the table on page S-  .

     The extent to which the targeted principal balance will be achieved and the sensitivity of the TAC Certificates to principal prepayments on the Mortgage Loans will depend, in part, upon the period of time during which the Class A Certificates remain outstanding. On each Distribution Date, the excess of the Class A Principal Distribution Amount over the PAC Principal Amounts and the TAC Principal Amounts for such Distribution Date will be distributed first to the Class A Certificates before being distributed to the TAC Certificates in accordance with the priorities set forth above under '--Distributions.' As such, and in accordance with such priorities described above, the Class A Certificates support the TAC Certificates. This is intended to decrease the likelihood that the principal balance of the TAC Certificates will be reduced below their targeted principal balance on a given Distribution Date. However, under certain relatively fast prepayment scenarios, the TAC Certificates may continue to be outstanding when the Class A- Certificates are no longer outstanding. Under such circumstances, all Excess Principal Payments will be applied first to the TAC Certificates and the Class A-7 TAC Component. Thus, when the principal balances of the Class A- Certificates have been reduced to zero, the TAC Certificates and the Class A-7 TAC Component, if outstanding, will become more sensitive to the rate of prepayment on the Mortgage Loans as the TAC Certificates and the Class A-7 TAC Component will receive all Excess Principal Payments until the principal balances of such TAC Certificates have been reduced to zero. Conversely, under certain relatively slow prepayment scenarios, the Excess Principal Payments, if any, may not be sufficient to pay the TAC Principal Amounts of the TAC Certificates on a given Distribution Date. In such cases, the Excess Principal Payments for each subsequent Distribution Date will be applied in accordance with the priorities described herein such that the Class A Certificates will not receive any distributions in reduction of their principal balances until the outstanding principal balances of the TAC Certificates have reached their targeted principal balance for such Distribution Date. As a result, the weighted average lives of the TAC Certificates and the Class A- Certificates may be extended.

     Because any Excess Principal Payments for any Distribution Date will be distributed to Certificateholders on such Distribution Date, the ability to distribute the PAC Principal Amounts and the TAC Principal Amounts on any Distribution Date will not be enhanced by the averaging of high and low principal prepayment rates on the Mortgage Loans over several Distribution Dates, as might be the case if any such Excess Principal Payments were held for future applications and not distributed monthly. There is no assurance that (i) distributions in reduction of the Subclass Certificate Balance of any Subclass of PAC Certificates will not commence significantly earlier than the first Distribution Date shown in the above tables relating to such Subclass, (ii) the Subclass Certificate Balance of any Subclass of PAC Certificates or the TAC Certificates will not commence significantly later than the first

Distribution Date shown in the above tables relating to such Subclass or (iii) the Subclass Certificate Balance of any Subclass of PAC Certificates or the TAC Certificates will not be reduced to zero significantly earlier or significantly later than the last Distribution Date shown in the above tables.]

SUBORDINATION

     In order to maximize the likelihood of distribution in full of the Class A Interest Distribution Amount and the Class A Scheduled Principal Distribution Amount, on each Distribution Date, holders of the Class A Certificates have a right to distributions of the Available Distribution Amount that is prior to the rights of the holders of the Subordinate Certificates, to the extent necessary to satisfy the Class Interest Distribution Amount and the Class A Scheduled Principal Distribution Amount.

     The entitlement to the Class A Certificates of the entire Unscheduled Principal Distribution Amount will accelerate the amortization of the Class A Certificates relative to the actual amortization of the Mortgage Loans.

     To the extent that the Class A Certificates are amortized faster than the Mortgage Loans, without taking into account losses on the Mortgage Loans, the percentage interest evidenced by the Class A Certificates in the Trust Fund will be decreased (with a corresponding increase in the interest in the Trust Fund evidenced by the Subordinate Certificates), thereby increasing, relative to their respective Certificate Balances, the subordination afforded the Class A Certificates by the Subordinate Certificates.


     [The Pooling and Servicing Agreement provides that upon the deposit of any Additional Mortgage Assets into the Trust Fund by the Depositor (see 'Description of the Mortgage Pool--Addition and Removal of Mortgage Assets from the Trust Fund') the Trustee, at the direction of the Depositor, will issue additional Certificates having a Certificate Balance equal to all or a portion of the aggregate outstanding principal balance of any Additional Mortgage Assets deposited into the Trust Fund. The new Certificates may be in the form of an increase in the Certificate Balance of an existing class of Certificates or in the form a new class of Certificates. Each additional Certificate will entitled to distributions of principal and interest in the following manner: [to be disclosed as applicable].]



     [As conditions precedent to the issuance of any additional Certificates, the Depositor will be required to (i) cause the Pooling and Servicing Agreement to be amended to provide for issuance of such additional Certificates and to provide for the distributions of principal, interest, losses, and other payments to which any new class of Certificates will be entitled (ii) obtain Rating Agency confirmation that such amendment and such additional Certificates will not result in a downgrade, qualification or withdrawal of the outstanding Classes of Certificates and (iii) [additional conditions to be disclosed as applicable].]


ADVANCES

     On the business day immediately preceding each Distribution Date, the Master Servicer will be obligated to make advances (each, an 'Advance') out of its own funds, or funds held in the Certificate Account that are not required to be part of the Available Distribution Amount for such Distribution Date, in an amount equal to the aggregate of (i) all Monthly Payments (net of the Servicing
Fee), other than Balloon Payments, which were due on the Mortgage Loans during the related Due Period and delinquent as of the related Determination Date and
(ii) in the case of each Mortgage Loan delinquent in respect of its Balloon Payment as of the related Determination Date, an amount sufficient to amortize fully the principal portion of such Balloon Payment over the remaining amortization term of such Mortgage Loan and to pay interest at the Net Mortgage Rate in effect for such Mortgage Loan for the one month period preceding its Due Date in the related Due Period (but only to the extent that the related mortgagor has not made a payment sufficient to cover such amount under any forbearance arrangement that has been included in the Available Distribution Amount for such Distribution Date). The Master Servicer's obligations to make Advances in respect of any Mortgage Loan will continue through liquidation of such Mortgage Loan and out of its own funds from any amounts collected in respect of the Mortgage Loan as to which such Advance was made, whether in the form of late payments, insurance proceeds, liquidation proceeds, condemnation proceeds or amounts paid in connection with the purchase of such Mortgage Loan. Notwithstanding the foregoing, the Master Servicer will be obligated to make any Advance only to the extent that it determines in its reasonable good faith judgment that, if made, would be recoverable out of general funds on deposit in the Certificate Account. Any failure by the Master Servicer to make an Advance as required under the Pooling and Servicing Agreement will constitute an event of default thereunder, in which case the trustee will be obligated to make any such Advance, in accordance with the terms of the Pooling and Servicing Agreement.

[REGISTRATION AT THE DEPOSITORY TRUST COMPANY

     The Class A Book-Entry Certificates will be issued in minimum denominations
of $       and integral multiples thereof. The Class A Book-Entry Certificates
(other than the Class IO Certificates) (the 'Book-Entry Certificates') will be issued in book-entry form and represented by certificates registered in the name of Cede & Co. ('Cede'), as nominee of DTC. Accordingly, Cede is expected to be the holder of record of the Class A Book-Entry Certificates. A Class A Book-Entry Certificateholder will not be entitled to receive a Certificate representing such Certificateowner's interest therein except in the event that Definitive Class A Certificates are issued for all Certificates under the limited circumstances described herein. See 'Definitive Class A Certificates' below.

     DTC is a limited-purpose trust company organized under the laws of the State of New York, a member of the Federal Reserve System, a 'clearing corporation' within the meaning of the New York Uniform Commercial Code, and a 'clearing agency' registered pursuant to the provisions of Section 17A of the Securities Exchange Act of 1934, as amended. DTC was created to hold securities for its participating organizations ('DTC Participants') and facilitate the clearance and settlement of securities transactions through electronic book-entry changes in accounts of DTC Participants, thereby eliminating the need for physical movement of certificates. DTC Participants include securities brokers and dealers (including the Underwriter), banks, trust companies and clearing corporations and may include certain other organizations. Indirect access to the DTC system also is available to others such as banks, brokers, dealers and trust companies that clear through or maintain a custodial relationship with a DTC Participant, either directly or indirectly ('Indirect DTC Participants').

     Certificateowners that are not DTC Participants or Indirect DTC Participants but desire to purchase, sell or otherwise transfer ownership of, or other interests in, Book-Entry Certificates may do so only through DTC Participants and Indirect DTC Participants. In addition, Certificateowners will receive all distributions of principal of and interest on such Certificates from the Trustee through DTC and DTC Participants. Under a book-entry format, Certificateowners may experience some delay in their receipt of distributions since such distributions will be forwarded by the Trustee to DTC, DTC will forward such distributions to DTC Participants, and each DTC Participant will be responsible for disbursing such distributions to Indirect DTC Participants or to Certificateowners.

     Under the rules, regulations and procedures creating and affecting DTC and its operations, DTC is required to make book-entry transfers among DTC Participants on whose behalf it acts with respect to the Book-Entry Certificates and is required to receive and transmit distributions of principal of an interest on such Certificates. DTC Participants and Indirect DTC Participants with which Certificateowners have accounts with respect to such Certificates similarly are required to make book-entry transfers and receive and transmit such distributions on behalf of their respective Certificateowners. Accordingly, although Certificateowners will not possess certificates, the Rules provide a mechanism by which Certificateowners will receive distributions and will be able to transfer their interests.

     Because DTC can only act on behalf of DTC Participants, Indirect DTC Participants and certain banks, the ability of a Book-Entry Certificateowner to pledge Book-Entry Certificates to persons or entities that do not participate in the DTC system, or otherwise take actions in respect of such Certificates, may be limited due to the lack of a certificate for such Certificates.

     DTC has advised the Depositor that it will take any action permitted to be taken by a Book-Entry Certificateholder under the Agreement only at the direction of one or more DTC Participants to whose account with DTC the Book-Entry Certificates are credited. Additionally, DTC has advised the Depositor that it will take such actions with respect to a principal amount of Book-Entry Certificates only at the direction of and on behalf of DTC Participants whose holdings include that principal amount of Book-Entry Certificates. DTC may take conflicting actions with respect to other principal amounts of Book-Entry Certificates to the extent that such actions are taken on behalf of DTC Participants whose holdings include those principal amounts of such Certificates.

     The information herein concerning the Depository and its book-entry system has been obtained from sources believed to be reliable, but the Seller takes no responsibility for the accuracy or completeness thereof.

DEFINITIVE CERTIFICATES

     Book-Entry Certificates issued in fully registered, certificated form ('Definitive Class A Certificates') will be delivered to Certificateowners (or their nominees) only if (i) the Master Servicer advises the Trustee in writing that DTC is no longer willing or able to properly discharge its responsibilities as depositary with respect to the Book-Entry Certificates, and the Trustee or the Master Servicer is unable to locate a qualified successor, (ii) the Master Servicer, at its sole option, elects to terminate the book-entry system through DTC, or (iii) after the occurrence of an Event of Default under the Pooling and Servicing Agreement,

Certificateowners representing a majority in principal amount of the Book-Entry Certificates then outstanding advise DTC through DTC Participants in writing that the continuation of a book-entry system through DTC (or a successor thereto) is no longer in the best interest of Certificateowners.

     Upon the occurrence of any of the events described in clauses (i) through
(iii) in the immediately preceding paragraph, DTC is required to notify all DTC Participants of the availability through DTC of Definitive Certificates. Upon delivery of Definitive Certificates, the Trustee will recognize the holders of such Definitive Certificates as holders under the Pooling and Servicing Agreement ('Holders'). Distributions of principal of and interest on the Definitive Certificates will be made by the Trustee directly to Holders of Definitive Certificates in accordance with the procedures set forth in the Prospectus and the Pooling and Servicing Agreement.

     Requests for transfer of Definitive Certificates will be required to be submitted directly to the Trustee in a form acceptable to the Trustee (such as the forms which will appear on the back of the certificate representing a Definitive Certificate), signed by the Holder or such Holder's legal representative and accompanied by the Definitive Certificate or Certificates for which transfer is being requested.]

                     [PREPAYMENT AND YIELD CONSIDERATIONS]

     The rate of distributions in reduction of the principal balance of [any Subclass of] the Class A Certificates, the aggregate amount of distributions [on any Subclass of] the Class A Certificates and the yield to maturity of [any Subclass of] the Class A Certificates purchased at a discount or premium will be directly related to the rate of payments of principal (both scheduled and unscheduled payments thereof) on the Mortgage Loans in the Trust Fund and the amount and timing of borrower defaults.

     The rate of payments (including prepayments) on pools of Mortgage Loans is influenced by a variety of economic, geographic, social and other factors beyond the Depositor's control. If prevailing rates for similar mortgage loans fall significantly below the market rates on the Mortgage Loans, the rate of prepayment would generally be expected to increase. Conversely, if interest rates on similar mortgage loans rise significantly above the Mortgage Rates on the Mortgage Loans, the rate of prepayment would generally be expected to decrease.

     The timing of changes in the rate of prepayment on the Mortgage Loans may significantly affect the actual yield to maturity experienced by an investor who purchases a Class A Certificate at a price other than par, even if the average rate of principal payments experienced over time is consistent with such investor's expectation. In general, the earlier a prepayment of principal on the Mortgage Loans, the greater the effect on such investor's yield to maturity. As a result, the effect on such investor's yield of principal payments occurring at a rate higher (or lower) than the rate anticipated by the investor during the period immediately following the issuance of the Class A Certificates would not be fully offset by a subsequent like reduction (or increase) in the rate of principal payments. Furthermore, the effective yield to holders of Class A Certificates will be lower than the yield otherwise produced by the applicable Pass-Through Rates and purchase prices because while interest will accrue from the first day of each month, the distribution of such interest will not be made
until the    th day (or if such day is not a business day, the immediately following business day) of the month following the month of accrual. In addition, the effective yield on the Class A Certificates will be affected by any Prepayment Interest Shortfalls.

     No representation is made as to the rate of principal payments on the Mortgage Loan or as to the yield to maturity of any Subclass of Class A Certificates. An investor is urged to make an investment decision with respect to any Subclass of Class A Certificates based on the anticipated yield to maturity of such Subclass of Class A Certificates resulting from its purchase price and such investor's own determination as to anticipated Mortgage Loan prepayment rates under a variety of scenarios. The extent to which [any Subclass of] Class A Certificates are purchased at a discount or a premium, the degree to which the timing of payments [on such Subclass of] Certificates is sensitive to prepayments will determine the extent to which the yield to maturity of such [Subclass of] Certificates may vary from the anticipated yield. An investor should carefully consider the associated risks, including, in the case of any Class A Certificates purchased at a discount [(particularly the Class PO Certificates)] the risk that a slower than anticipated rate of principal payments on the Mortgage Loans could result in an actual yield to such investor that is lower than the anticipated yield and, in the case of any Class A Certificates purchased at a premium [(particularly the Class IO Certificates)] the risk that a faster than anticipated rate of principal payments could result in an actual yield to such investor that is lower than the anticipated yield.

     An investor should consider the risk that rapid rates of prepayments on the Mortgage Loans, and therefore of amounts distributable in reduction of principal balance of the Class A Certificates, may coincide with periods of low prevailing interest rates. During such periods, the effective interest rates on securities in which an investor may choose to reinvest amounts distributed in reduction of the principal balance of such investor's Class A Certificate may be lower than the applicable Pass-Through Rate. Conversely, slower rates of prepayments on the Mortgage Loans, and therefore of amounts distributable in reduction of principal balance of the Class A Certificates, may coincide with periods of high prevailing interest rates. During such periods, the amount of principal distributions available to an investor for reinvestment at such high prevailing interest rates may be relatively small.

     As referred to herein, the weighted average life of [a Subclass of] Class A Certificates [(other than the Class IO Certificates)] refers to the average amount of time that will elapse from the date of issuance of [such Subclass or] Class until each dollar in reduction of the principal balance of such [Subclass or] Class is distributed to the investor. [The weighted average life of the Class IO Certificates is the average amount of time that will elapse between the date of issuance of the Class IO Certificates and the date on which each dollar
in reduction of the principal balances of the Class-        Certificates
(indicated percentages of which balances comprise the Class IO Notional Amount)
is distributed to the investors in the Class-        Certificates]. The weighted
average life of [each Subclass of] the Class A Certificates will be influenced by, among other things, the rate and timing of principal payments on the Mortgage Loans, which may be in the form of scheduled amortization or prepayments.

     [Investors in the Class Floater Certificates should understand that at
levels of (Floating Index) greater than approximately      %, the Pass-Through
Rate of such Subclass will remain at its maximum rate of approximately      %
per annum. Investors in
the Class Floater Certificates should also consider the risk that lower than anticipated levels of (Floating Index) could result in actual yields to such investors that are lower than the anticipated yields. Conversely, investors in the Class Inverse Floater Certificates should consider the risk that higher than anticipated levels of (Floating Index) could result in actual yields to such investors that are significantly lower than anticipated yields. Investors in the Class Inverse Floater Certificates should also understand that at levels of
(Floating Index) in excess of approximately      %, the Pass-Through Rate of the
Class Inverse Floater Certificates will be 0% per annum.]

     [Investors in the Class Floater and/or Inverse Floater Certificates should understand that the timing of changes in the level of (Floating Index) may affect the actual yields to such investors even if the average level is consistent with such investor's expectations. Each investor must make an independent decision as to the appropriate (Floating Index) assumptions to be used in deciding whether to purchase a Class Floater and/or Inverse Floater Certificate.]

     [Additionally, levels of (Floating Index) may have little or no correlation to levels of prevailing (mortgage) loan interest rates. It is possible that lower prevailing (mortgage) loan interest rates (which might be expected to result in faster prepayments) could occur concurrently with an increased level of (Floating Index). Conversely, it is possible that higher prevailing (mortgage) loan interest rates (which might be expected to result in slower prepayments) could occur concurrently with a decreased level of index.]

[SENSITIVITY OF THE CLASS IO/PO CERTIFICATES

     THE YIELD TO AN INVESTOR ON THE CLASS IO/PO CERTIFICATES WILL BE HIGHLY SENSITIVE TO BOTH THE TIMING OF RECEIPT OF PREPAYMENTS AND THE OVERALL RATE OF PRINCIPAL PREPAYMENT ON THE MORTGAGE LOANS, WHICH RATE MAY FLUCTUATE SIGNIFICANTLY FROM TIME TO TIME. AN INVESTOR SHOULD FULLY CONSIDER THE ASSOCIATED RISKS, INCLUDING THE RISK THAT A [RAPID][RELATIVELY LOW] RATE OF PRINCIPAL PAYMENTS (INCLUDING PREPAYMENTS [COULD RESULT IN THE FAILURE OF AN INVESTOR IN THE CLASS IO/PO CERTIFICATES TO FULLY RECOVER ITS INITIAL INVESTMENT] [WILL HAVE A NEGATIVE EFFECT ON THE YIELD TO INVESTORS OF THE CLASS PO CERTIFICATES].

     The following table indicates the sensitivity to various rates of prepayment on the Mortgage Loans of the pre-tax yields to maturity on a corporate bond equivalent ('CBE') basis of the Class IO/PO Certificates.

           SENSITIVITY OF THE CLASS IO/PO CERTIFICATES TO PREPAYMENTS

                                              PERCENTAGES OF SPA
                          -----------------------------------------------------------
                           50%      75%     100%     275%     350%     430%     491%
                          -----    -----    -----    -----    -----    -----    -----
Pre-Tax Yields (CBE)...

     The pre-tax yields set forth in the preceding table were calculated by (i) determining the monthly discount rates which, when applied to the assumed stream of cash flows to be paid on the Class IO/PO Certificates, would cause the discounted present value of such assumed stream of cash flows to equal an assumed aggregate purchase price of such Class IO/PO Certificates of
approximately      % of the aggregate initial principal balance thereof plus
accrued interest and (ii) converting such monthly rates to corporate bond equivalent rates. Such calculation does not take into account the interest rates at which investors may be able to reinvest funds received by them as distributions on the Class IO/PO Certificates and consequently does not purport to reflect the return on any investment in Class IO/PO Certificates when such reinvestment rates are considered.

     Notwithstanding the assumed prepayment rates reflected in the preceding table, it is highly unlikely that the Mortgage Loans will prepay at a constant rate until maturity or that all of the Mortgage Loans will prepay at the same time. The Mortgage Loans initially included in the Trust Fund may differ from those currently expected to be included in the Trust Fund, and thereafter may be changed as a result of permitted substitutions. As a result of these factors, the pre-tax yields on the Class IO/PO Certificates are likely to differ from those shown in such table, even if all of the Mortgage Loans prepay at the indicated percentages of SPA.

WEIGHTED AVERAGE LIFE OF THE CERTIFICATES


     Weighted average life refers to the average amount of time from the date of issuance of a security until each dollar of principal of such security will be repaid to the investor. The weighted average lives of the Certificates will be influenced by the rate at which principal payments (including scheduled payments, principal prepayments and payments made pursuant to any applicable policies of insurance) on the Mortgages are made. [For FASIT transactions: In addition, the deposit of Replacement Mortgage Assets or Additional Mortgage Assets with faster or slower rates of amortization and different prepayment provisions will affect the average life of each class of related Certificates.]

     The tables of Percentages of Initial Certificate Balance Outstanding for the Certificates at the respective percentage of CPR set forth on pages [ ] through [ ] indicate the weighted average life of each Class of Certificates and set forth the percentage of the initial principal amount of such Certificates that would be outstanding after each of the dates shown at the indicated percentages of CPR. The tables have been prepared on the basis of certain Mortgage Loan assumptions. The simplifying assumptions made in prepaying the following tables are expected to vary from the actual performance of the Mortgage Loans.

     Based on the foregoing assumptions, the tables indicate the weighted average life of the Certificates and set forth the percentages of the initial Certificate Balance of the Certificates that would be outstanding after the
Distribution Date in [            ] of each of the years indicated, at various
percentages of the CPR. None of the indicated percentages of CPR purports to be an historical description of prepayment experience or a prediction of the anticipated rate of prepayment of the Mortgage Loans included in the Trust Fund. Variations in the actual prepayment experience and extension experience and the balance of the Mortgage Loans that prepay or are extended may increase or decrease the percentage of initial Certificate Balance (and weighted average life) shown in the following tables. Such variations may occur even if the average prepayment experience of all such Mortgage Loans equals any of the specified percentages of the CPR. In addition, as described above under 'Description of the Mortgage Loans,' the Mortgage Loans may be subject to periods of slower amortization or to negative amortization, in which case the weighted average lives of the Certificates will be increased, and to periods of accelerated amortization, in which case the weighted average lives of the Certificates will be decreased.

    PERCENTAGE OF INITIAL CERTIFICATE BALANCE OUTSTANDING AT THE RESPECTIVE
                               PERCENTAGES OF CPR

                                                        CLASS
 DATE                                  1%       3%       4%       5%       7%
-----------------------------------   -----    -----    -----    -----    -----
1995...............................
1996...............................
1997...............................
1998...............................
1999...............................
2000...............................
2001...............................
2002...............................
2003...............................
2004...............................
2005...............................
2006...............................
2007...............................
2008...............................
2009...............................
2010...............................
Weighted average life (years)(1)...

                        POOLING AND SERVICING AGREEMENT

GENERAL

     The Certificates will be issued pursuant to a Pooling and Servicing
Agreement to be dated as of       1, 199 (the 'Pooling and Servicing
Agreement'), by and among the Depositor, the Master Servicer and the Trustee.

     Reference is made to the Prospectus for important information in addition to that set forth herein regarding the terms and conditions of the Pooling and Servicing Agreement and the Class A Certificates. The Depositor will provide to a prospective or actual Class A Certificateholder without charge, upon written request, a copy (without exhibits) of the Pooling and Servicing Agreement. Requests should be addressed to Asset Securitization Corporation, 2 World Financial Center--Building B, New York, New York 10281-1198.

ASSIGNMENT OF THE MORTGAGE LOANS

     On or prior to the Delivery Date, the Depositor will assign or cause to be assigned the Mortgage Loans, without recourse, to the Trustee for the benefit of the Certificateholders. Prior to the Delivery Date, the Depositor will, as to each Mortgage Loan, deliver to the Trustee (or the custodian hereinafter referred to), among other things, the following documents (collectively, as to such Mortgage Loan, the 'Mortgage File'): (i) the original or, if accompanied by a 'lost note' affidavit, a copy of the Mortgage Note, endorsed by which transferred such Mortgage Loan, without recourse, in blank or to the order of Trustee; (ii) the original Mortgage or a certified copy thereof, and any intervening assignments thereof, or certified copies of such intervening assignments, in each case with evidence of recording thereon; (iii) originals or certified copies of any related assignment of leases, rents and profits and any related security agreement (if, in either case, such item is a document separate from the Mortgage) and any intervening assignments of each such document or instrument; (iv) an assignment of the Mortgage, executed by the which transferred such Mortgage Loan, in blank or to the order of the Trustee, in recordable form; (v) assignments of any related assignment of leases, rents and profits and any related security agreement (if, in either case, such item is a document separate from the Mortgage), executed by which transferred such Mortgage Loan, in blank or to the order of the Trustee; (vi) originals or certified copies of all assumption, modification and substitution agreements in those instances where the terms or provisions of the Mortgage or Mortgage Note have been modified or the Mortgage or Mortgage Note has been assumed; and (vii) the originals or certificates of a lender's title insurance policy issued on the date of the origination of such Mortgage Loan or, with respect to each Mortgage Loan not covered by a lender's title insurance policy, an attorney's opinion of title given by an attorney licensed to practice law in the jurisdiction where the Mortgaged Property is located. The Pooling and Servicing Agreement will require the Depositor promptly
(and in any event within    days of the Delivery Date) to cause each assignment
of the Mortgage described in clause (iv) above to be submitted for recording in the real property records of the jurisdiction in which the related Mortgaged Property is located. Any such assignment delivered in blank will be completed to the order of the Trustee prior to recording. The Pooling and Servicing Agreement will also require the Depositor to cause the endorsements on the Mortgage Notes delivered in blank to be completed to the order of the Trustee.

THE MASTER SERVICER

     General.                       , a                      corporation, will
act as Master Servicer (in such capacity, the 'Master Servicer') for the Certificates pursuant to the Pooling and Servicing Agreement. The Master
Servicer[, a wholly-owned subsidiary of                      ,] [is engaged in
the mortgage banking business and, as such, originates, purchases, sells and
services mortgage loans.                        primarily originates mortgage
loans through a branch system consisting of   officer in   states, and through
mortgage loan brokers.]

     The executive offices of the Master Servicer are located at
                                    , telephone number (   )             .

     Delinquency and Foreclosure Experience. The following tables set forth certain information concerning the delinquency experience (including pending foreclosures) on [multifamily] [commercial] mortgage loans included in the Master Servicer's servicing portfolio (which includes mortgage loans that are sub-serviced by others). The indicated periods of delinquency are based on the number of days past due on a contractual basis. No mortgage loan is considered delinquent for these purposes until 31 days past due on a contractual basis.

                            AS OF DECEMBER 31,   AS OF DECEMBER 31,   AS OF            ,
                                    19                   19                   19
                            -------------------  -------------------  -------------------
                                      BY DOLLAR            BY DOLLAR            BY DOLLAR
                             BY NO.    AMOUNT     BY NO.    AMOUNT     BY NO.    AMOUNT
                            OF LOANS  OF LOANS   OF LOANS  OF LOANS   OF LOANS  OF LOANS
                            --------  ---------  --------  ---------  --------  ---------
                                            (DOLLAR AMOUNT IN THOUSANDS)

Total Portfolio...........  $                    $                    $
                            --------  ---------  --------  ---------  --------  ---------
Period of Delinquency
  31 to 59 days...........
  60 to 89 days...........
  90 days or more.........
                            --------  ---------  --------  ---------  --------  ---------
Total Delinquent
  Loans...................  $                    $                    $
                            --------  ---------  --------  ---------  --------  ---------
                            --------  ---------  --------  ---------  --------  ---------
Percent of Portfolio......          %          %         %          %         %          %
Foreclosures pending(1)...          %          %         %          %         %          %
Percent of Portfolio......          %          %         %          %         %          %
Foreclosures..............          %          %         %          %         %          %
Percent of Portfolio......          %          %         %          %         %          %

------------------
(1) Includes bankruptcies which preclude foreclosure.

     There can be no assurance that the delinquency and foreclosure experience of the Mortgage Loans comprising the Mortgage Pool will correspond to the delinquency and foreclosure experience of the Master Servicer's mortgage portfolio set forth in the foregoing tables. The aggregate delinquency and foreclosure experience on the Mortgage Loans comprising the Mortgage Pool will depend on the results obtained over the life of the Mortgage Pool.

SPECIAL SERVICERS

     The Master Servicer is permitted, at its own expense, to utilize agents or attorneys in performing any of its obligations under the Pooling and Servicing Agreement, but will not thereby be relieved of any such obligation, and will be responsible for the acts and omissions of any such agents or attorneys.

     The Master Servicer currently intends to engage [     ]('       '), a
             corporation, as its agent to perform certain servicing functions primarily related to property inspections, foreclosure and the operation and sale of REO Property. See 'Description of the Agreements--Realization Upon
Defaulted Whole Loans' in the Prospectus.                        is [describe
organization] of [multifamily] [commercial] properties and has extensive experience in the [describe relevant experience] of [multifamily][commercial] properties.

CERTIFICATE ACCOUNT

     The Master Servicer is required to deposit on a daily basis all amounts received with respect to the Mortgage Loans of the Mortgage Pool, net of its servicing compensation, into a separate Certificate Account maintained with
               . Interest or other income earned on funds in the Certificate Account will be paid to the Master Servicer as additional servicing compensation. See 'Description of the Trust Funds--Mortgage Assets' and '--Certificate Accounts' in the Prospectus.

SERVICING AND OTHER COMPENSATION AND PAYMENT OF EXPENSES

     The principal compensation to be paid to the Master Servicer in respect of its master servicing activities will be the Servicing Fee. The Servicing Fee will be payable monthly only from amounts received in respect of interest on each Mortgage Loan, will accrue at the Servicing Fee Rate and will be computed on the basis of the same principal amount and for the same period respecting which any related interest payment on such Mortgage Loan is computed. The
Servicing Fee Rate with respect to each Mortgage Loan equals   % per annum. [The
principal compensation to be paid to the Special Servicer in respect of its special servicing activities will be the Special Servicing Fee. The Special Servicing Fee will be payable monthly only from amounts received in respect of interest on each Specially Serviced Mortgage Loan, will accrue at the Special Servicing Fee Rate and will be computed on the basis of the same principal amount for the same period respecting which any related interest payment on such Mortgage Loan is computed. The Special Servicing Fee Rate with respect to each
Specially Serviced Mortgage Loan equals   % per annum.] [As further compensation
for its servicing activities, the Special Servicer shall also be entitled to receive (i) the Liquidation Fee for the procurement (directly or through an agent thereof) of a purchaser in connection with the liquidation of a Mortgaged Property securing any defaulted Mortgage Loan, out of related liquidation proceeds, provided that the payment of such Liquidation Fee would not be a violation of, and would not subject the Trustee or the Trust Fund to liability under, any state or local statute, regulation or other requirement (including without limitation, those governing the licensing of real estate brokers or salesmen), and (ii) the Management Fee in connection with the operation and management of any REO Property out of related revenues. Any 'Liquidation Fee'
payable to the Special Servicer will be equal to   % (if the relevant sale
occurs at a foreclosure sale, trustee's sale or other similar proceeding) or   %
(if the relevant sale also occurs subsequent to such Mortgaged Property's having become an REO Property), as applicable, of the gross liquidation proceeds. The 'Management Fee' in respect of any REO Property is payable to the Special
Servicer monthly and is equal to   % of the gross revenues derived from such REO
Property.]

     As additional servicing compensation, the Master Servicer is entitled to retain all assumption fees, prepayment penalties and late payment charges, to the extent collected from mortgagors, together with any interest or other income earned on funds held in the Certificate Account and any escrow accounts. The Master Servicer is obligated to pay certain ongoing expenses associated with the Mortgage Pool and incurred by the Master Servicer in connection with its responsibilities under the Agreement. See 'Description of the Agreements--Retained Interest; Servicing Compensation and Payment of Expenses' in the Prospectus for information regarding other possible compensation payable to the Master Servicer and for information regarding expenses payable by the Master Servicer [and 'Certain Federal Income Tax Consequences' herein regarding certain taxes payable by the Master Servicer.]

REPORTS TO CERTIFICATEHOLDERS

     On each Distribution Date the Master Servicer shall furnish to each Certificateholder, to the Depositor, to the Trustee and to the Rating Agency a statement setting forth certain information with respect to the Mortgage Loans and the Certificates required pursuant to the Pooling and Servicing Agreement. In addition, within a reasonable period of time after each calendar year, the Master Servicer shall furnish to each person who at any time during such calendar year was the holder of a Certificate a statement containing certain information with respect to the Certificates required pursuant to the Pooling and Servicing Agreement, aggregated for such calendar year or portion thereof during which such person was a Certificateholder. See 'Description of the Certificates--Reports to Certificateholders' in the Prospectus.

VOTING RIGHTS

     At all times during the term of this Agreement, the Voting Rights shall be allocated among the Classes of Certificateholders in proportion to the respective Certificate Balances of their Certificates (net, in the case of the Class A, Class B and Class C Certificates, of any Uncovered Portion of the related Certificate Balance). Voting Rights allocated to a class of Certificateholders shall be allocated among such Certificateholders in proportion to the Percentage Interests evidenced by their respective Certificates.

TERMINATION

     The obligations created by the Pooling and Servicing Agreement will terminate following the earliest of (i) the final payment or other liquidation of the last Mortgage Loan or REO Property subject thereto, and (ii) the purchase of all of the assets of the Trust Fund by the Master Servicer. Written notice of termination of the Pooling and Servicing Agreement will be given to each Certificateholder, and the final distribution will be made only upon surrender and cancellation of the Certificates at the office of the Certificate Registrar specified in such notice of termination. In no event, however, will the trust created by the Pooling and Servicing Agreement continue beyond the expiration of 21 years from the death of the survivor of certain persons named in such Pooling and Servicing Agreement.

     Any such purchase by the Master Servicer of all the Mortgage Loans and other assets in the Trust Fund is required to be made at a price equal to the greater of (1) the aggregate fair market value of all the Mortgage Loans and REO Properties then included in the Trust Fund, as mutually determined by the Master Servicer and the Trustee, and (2) the excess of (a) the sum of (i) the aggregate Purchase Price of all the Mortgage Loans then included in the Trust Fund and
(ii) the fair market value of all REO Properties then included in the Trust Fund, as determined by an appraiser mutually agreed upon by the Master Servicer and the Trustee, over (b) the aggregate of amounts payable or reimbursable to the Master Servicer under the Pooling and Servicing Agreement. Such purchase will effect early retirement of the then outstanding Class A Certificates, but the right of the Master Servicer to effect such termination is subject to the requirement that the aggregate Stated Principal Balance of the Mortgage Loans
then in the Trust Fund is less than   % of the aggregate principal balance of
the Mortgage Loans as of the Cut-off Date.

                                USE OF PROCEEDS

     The net proceeds from the sale of Class A Certificates will be used by the Depositor to pay the purchase price of the Mortgage Loans.

                    CERTAIN FEDERAL INCOME TAX CONSEQUENCES

     Upon the issuance of the Class A Certificates, Cadwalader, Wickersham & Taft, counsel to the Depositor, will deliver its opinion generally to the effect that, assuming compliance with all provisions of the Pooling and Servicing Agreement, for federal income tax purposes, the Trust Fund will qualify as a REMIC under the Code.

     For federal income tax purposes, the Class R Certificates will be the sole class of 'residual interests' in the REMIC and the Class A, Class B and Class C Certificates will be the 'regular interests' in the REMIC and will be treated as debt instruments of the REMIC.

     See 'Certain Federal Income Tax Consequences--Federal Income Tax Consequences for REMIC Certificates' in the Prospectus.


     The Class A Certificates [may] [will not] be treated as having been issued with original issue discount for federal income tax reporting purposes. The prepayment assumption that will be used in determining the rate of accrual of original issue discount, market discount and premium, if any, for federal income tax purposes will be based on the assumption that subsequent to the date of any
determination the Mortgage Loans will prepay at a rate equal to   % [CPR] [SPA].
No representation is made that the Mortgage Loans will prepay at that rate or at any other rate. See 'Certain Federal Income Tax Consequences--REMIC Certificates--Taxation of REMIC Regular Certificates' and '--Original Issue Discount' in the Prospectus.



     The Class A Certificates may be treated for federal income tax purposes as having been issued at a premium. Whether any holder of such a class of Certificates will be treated as holding a certificate with amortizable bond premium will depend on such Certificateholder's purchase price and the distributions remaining to be made on such Certificate at the time of its acquisition by such Certificateholder. Holders of such class of Certificates should consult their own tax advisors regarding the possibility of making an election to amortize such premium. See 'Certain Federal Income Tax Consequences--REMIC Certificates--Taxation of REMIC Regular Certificates--Premium' in the Prospectus.



     [Notwithstanding the foregoing treatment of the Class A Certificates for federal income tax reporting purposes, because the period from the issuance of the Class A Certificates to the first Distribution Date is longer than the period between interest payment dates, the Internal Revenue Service may assert that the Class A Certificates should be treated as having been issued with original issue discount. Because Class A Certificateholders are required to account for the income from the Class A Certificates on the accrual method, it is not anticipated that the income includable in any period in which the Class A Certificates are treated as having been issued with original issue discount would differ materially from that includable using the reporting method discussed above, together with an election to amortize bond premium, if applicable. See 'Certain Federal Income Tax Consequences--REMIC Certificates--Taxation of REMIC Regular Certificates--Original Issue Discount' and '--Premium' in the Prospectus.]



     The Class A Certificates will be treated as [assets described in Section 7701(a)(19)(C) of the Code]and 'real estate assets' within the meaning of
Section 856(c)(4)(A) of the Code generally in the same proportion that the assets of the REMIC underlying such Certificates would be so treated. [In addition, the Class A Certificates will be 'obligation(s) . . . which . . . [are] principally secured by an interest in real property' within the meaning of
Section 860G(a)(3)(C) of the Code generally to the extent that such Class A Certificates are treated as 'real estate assets' under Section 856(c)(4)(A) of the Code. Moreover, the Class A Certificates will be 'obligation[s] . . . which
 . . . [are] principally secured by an interest in real property' within the meaning of Section 860G(a)(3)(C) of the Code.] [The Class A Certificates will not be considered to represent an interest in 'loans . . . secured by an interest in real property' within the meaning of Section 7701(a)(19)(C)(v) of the Code.] See 'Certain Federal Income Tax Consequences--REMIC Certificates--Status of REMIC Certificates' in the Prospectus.



     For further information regarding the federal income tax consequences of investing in the Class A Certificates, see 'Certain Federal Income Tax Consequences--REMIC Certificates' in the Prospectus.


                              ERISA CONSIDERATIONS

     [The Class    Certificates should not be purchased by or transferred to any person which is an employee benefit plan within the meaning of Section 3(3) of ERISA or a plan within the meaning of Code Section 4975 (collectively, a 'Plan'), or any person utilizing the assets of such a Plan. Accordingly, the following discussion does not purport to discuss the considerations under ERISA or Code Section 4975 with respect to the purchase, holding or disposition of the
Class   Certificates.]

     As described in the Prospectus under 'ERISA Considerations', ERISA and the Code impose certain duties and restrictions on Plans and certain persons who perform services for Plans. For example, unless exempted, investment by a Plan in the Certificates may constitute or give rise to a prohibited transaction under ERISA or the Code. There are certain exemptions issued by the United States Department of Labor (the 'Department') that may be applicable to an investment by a Plan in the Certificates, including the individual administrative exemption described below and Prohibited Transaction Class Exemption 83-1 ('PTE 83-1'). For a further discussion of PTE 83-1 and other important factors to be considered by a Plan contemplating investing in the Certificates, see 'ERISA Considerations' in the Prospectus.

     The Department has granted to the Underwriter an individual administrative exemption (Prohibited Transaction Exemption 93-32, 58 Fed. Reg. 28632 (May 14,
1993)), referred to herein as the 'Exemption,' for certain mortgage-backed and asset-backed certificates underwritten in whole or in part by the Underwriter. The Exemption might be applicable to the initial purchase, the holding, and the subsequent resale by a Plan of certain certificates, such as the Class A Certificates, underwritten by the Underwriter, representing interests in pass-through trusts that consist of certain receivables, loans and other obligations, provided that the conditions and requirements of the Exemption are satisfied. The loans described in the Exemption include mortgage loans such as the Mortgage Loans.

     Among the conditions that must be satisfied for the Exemption to apply are the following:

          (1) The acquisition of certificates by a Plan is on terms (including the price for the certificates) that are at least as favorable to the Plan as they would be in an arm's length transaction with an unrelated party;

          (2) The rights and interests evidenced by certificates acquired by the Plan are not subordinated to the rights and interests evidenced by other certificates of the trust fund:

          (3) The certificates acquired by the Plan have received a rating at the time of such acquisition that is one of the three highest generic rating categories from any of Standard & Poor's Corporation ('S&P'), Moody's Investors Service, Inc. ('Moody's'), Duff & Phelps Rating Co. ('D&P') or Fitch Investors Service, Inc. ('Fitch');

          (4) The trustee must not be an affiliate of any other member of the Restricted Group (as defined below);

          (5) The sum of all payments made to and retained by the Underwriter in connection with the distribution of certificates represents not more than reasonable compensation for underwriting the certificates. The sum of all payments made to and retained by the depositor pursuant to the assignment of the mortgage loans to the trust fund represents not more than the fair market value of such mortgage loans. The sum of all payments made to and retained by the master servicer and any other servicer represents not more than reasonable compensation for such person's services under the pooling and servicing agreement and reimbursement of such person's reasonable expenses in connection therewith; and

          (6) The Plan investing in the certificates is an 'accredited investor' as defined in Rule 501(a)(1) of Regulation D of the Securities and Exchange Commission under the Securities Act of 1933.

     The trust fund must also meet the following requirements:

          (i) the corpus of the trust fund must consist solely of assets of the type that have been included in other investment pools;

          (ii) certificates in such other investment pools must have been rated in one of the three highest rating categories of S&P, Moody's, Fitch or D&P for at least one year prior to the Plan's acquisition of the certificates pursuant to the Exemption; and

          (iii) certificates evidencing interests in such other investment pools must have been purchased by investors other than Plans for at least one year prior to any Plan's acquisition of the certificates pursuant to the Exemption.

     If the conditions of the Exemption are met, whether or not a Plan's assets would be deemed to include an ownership interest in the Mortgage Loans in the Mortgage Pool, the acquisition, holding and resale of the Class A Certificates by Plans would be exempt from the prohibited transaction provisions of ERISA and the Code.

     Moreover, the Exemption can provide relief from certain self-dealing/conflict of interest prohibited transactions that may occur if a Plan fiduciary causes a Plan to acquire certificates in a trust in which the fiduciary (or its affiliate) is an obligor on the receivables, loans or obligations held in the trust provided that, among other requirements, (i) in the case of an acquisition in connection with the initial issuance of certificates, at least fifty percent of each class of certificates in which Plans have invested is acquired by persons independent of the Restricted Group and at least fifty percent of the aggregate interest in the trust is acquired by persons independent of the Restricted Group (as defined below); (ii) such fiduciary (or its affiliate) is an obligor with respect to five percent or less of the fair market value of the obligations contained in the trust; (iii) the Plan's investment in certificates of any class does not exceed twenty-five percent of all of the certificates of that class outstanding at the time of the acquisitions and (iv) immediately after the acquisition no more than twenty-five percent of the assets of the Plan with respect to which such person is a fiduciary are invested in certificates representing an interest in one or more trusts containing assets sold or served by the same entity.

     The Exemption does not apply to the purchasing or holding of Certificates by Plans sponsored by the Depositor, the Underwriter, the Trustee, the Master Servicer, any obligor with respect to Mortgage Loans included in the Trust Fund constituting more than five percent of the aggregate unamortized principal balance of the assets in the Trust Fund, or any affiliate of such parties (the 'Restricted Group').

     Before purchasing a Class A Certificate, a fiduciary of a Plan should make its own determination as to the availability of the exemptive relief provided by the Exemption or the availability of any other prohibited transaction exemptions (including PTE 83-1), and whether the conditions of any such exemption will be applicable to the Class A Certificates.

     Any fiduciary of a Plan considering whether to purchase a Class A Certificate should also carefully review with its own legal advisors the applicability of the fiduciary duty and prohibited transaction provisions of ERISA and the Code to such investment. See 'ERISA Considerations' in the Prospectus.

     A governmental plan as defined in Section 3(32) of ERISA is not subject to ERISA, or Code Section 4975. However, such a governmental plan may be subject to a federal, state, or local law, which is, to a material extent, similar to the provisions of ERISA or Code Section 4975 ('Similar Law'). A fiduciary of a governmental plan should make its own determination as to the need for an the availability of any exemptive relief under Similar Law.

     [THE CHARACTERISTICS OF THE CLASS [ ] AND CLASS [ ] CERTIFICATES DO NOT MEET THE REQUIREMENTS OF THE EXEMPTION. ACCORDINGLY, CLASS [ ] AND CLASS [ ] CERTIFICATES SHOULD NOT BE ACQUIRED BY A PLAN.]

     The sale of Certificates to a Plan is in no respect a representation by the Depositor or the Underwriter that this investment meets all relevant legal requirements with respect to investments by Plans generally or any particular Plan, or that this investment is appropriate for Plans generally or any particular Plan.

                                LEGAL INVESTMENT

     The Class A Certificates will [not] constitute 'mortgage related securities' for purposes of the Secondary Mortgage Market Enhancement Act of 1984 ('SMMEA') [so long as they are rated in at least the second highest rating category by the Rating Agency, and, as such, are legal investments for certain entities to the extent provided in SMMEA].

     The Depositor makes no representations as to the proper characterization of the Class A Certificates for legal investment or other purposes, or as to the ability of particular investors to purchase the Class A Certificates under applicable legal investment restrictions. These uncertainties may adversely affect the liquidity of the Class A Certificates. Accordingly, all institutions whose investment activities are subject to legal investment laws and regulations, regulatory capital requirements or review by regulatory authorities should consult with their own legal advisors in determining whether and to what extent the Class A Certificates constitute a legal investment under SMMEA or is subject to investment, capital or other restrictions.

     See 'Legal Investment' in the Prospectus.

                             METHOD OF DISTRIBUTION

     Subject to the terms and conditions set forth in the Underwriting agreement between the Depositor and the Underwriter, the Class A Certificates will be purchased from the Depositor by the Underwriter, an affiliate of the Depositor, upon issuance. Distribution of the Class A Certificates will be made by the Underwriter from time to time in negotiated transactions or otherwise at varying prices to be determined at the time of sale. Proceeds to the Depositor from the
sale of the Class A Certificates will be   % of the initial aggregate principal
balance thereof as of the Cut-off Date, plus accrued interest from the Cut-off
Date at a rate of   % per annum, before deducting expenses payable by the
Depositor. In connection with the purchase and sale of the Class A Certificates, the Underwriter may be deemed to have received compensation from the Depositor in the form of underwriting discounts.

     The Depositor also has been advised by the Underwriter that it, through one or more of its affiliates currently expects to make a market in the Class A Certificates offered hereby; however, it has no obligation to do so, any market making may be discontinued at any time, and there can be no assurance that an active public market for the Class A Certificates will develop.

     The Depositor has agreed to indemnify the Underwriter against, or make contributions to the Underwriter with respect to, certain liabilities, including liabilities under the Securities Act of 1933.

     [If and to the extent required by applicable law or regulation, this Prospectus Supplement and the Prospectus will be used by the Underwriter in connection with offers and sales related to market making transactions in the Offered Certificates in which the Underwriter acts as principal. The Underwriter may also act as agent in such transactions. Sales may be made at negotiated prices determined at the time of sale.]

                                 LEGAL MATTERS

     Certain legal matters will be passed upon for the Depositor and for the Underwriter by Cadwalader, Wickersham & Taft, New York, New York. Cadwalader, Wickersham & Taft will act as tax counsel to the Depositor with respect to certain tax matters.

                                     RATING

     It is a condition to issuance that the Class A Certificates be rated [not lower than] ' ' by the Rating Agency. However, no person is obligated to maintain the rating on the Class A Certificates, and the Rating Agency is not obligated to monitor its rating following the Delivery Date.

     The Rating Agency's ratings on mortgage pass-through certificates address the likelihood of the receipt by holders thereof of payments to which they are entitled. The Rating Agency's ratings take into consideration the credit quality of the mortgage pool, structural and legal aspects associated with the certificates, and the extent to which the payment stream in the mortgage pool is adequate to make payments required under the certificates. The Rating Agency's rating on the Class A Certificates does not, however, constitute a statement regarding frequency of prepayments on the Mortgage Loans. See 'Special Considerations' herein.

     There can be no assurance as to whether any rating agency not requested to rate the Class A Certificates will nonetheless issue a rating and, if so, what such rating would be. A rating assigned to the Class A Certificates by a rating agency that has not been requested by the Depositor to do so may be lower than the rating assigned by the Rating Agency pursuant to the Depositor's request.

     The ratings of the        Certificates do not address the possibility that,
as a result of principal prepayments, Certificateholders may receive a lower than anticipated yield [or that the holders of the Class IO Certificates may fail to fully recover their initial investments].

     The rating of the Class A Certificates should be evaluated independently from similar ratings on other types of securities. A security rating is not a recommendation to buy, sell or hold securities and may be subject to revision or withdrawal at any time by the assigning rating agency.

                         INDEX OF PRINCIPAL DEFINITIONS

                                                                                                                           PAGE
                                                                                                                      --------------
Accrued Certificate Interest.......................................................................................             S-24
Advance............................................................................................................             S-28
Advances...........................................................................................................              S-8
Aggregate Mortgage Loan Negative Amortization......................................................................             S-24
Available Distribution Amount......................................................................................             S-24
Balloon Payment....................................................................................................              S-6
Book-Entry Certificates............................................................................................             S-28
CBE................................................................................................................             S-31
Cede...............................................................................................................        S-4, S-28
Certificate Balance................................................................................................              S-2
Certificateholder..................................................................................................              S-4
Certificateowner...................................................................................................              S-4
Certificates.......................................................................................................         S-1, S-4
Class A Balance....................................................................................................        S-6, S-23
Class A Interest Allocation Percentage.............................................................................             S-24
Class A Interest Distribution Amount...............................................................................              S-7
Class A Principal Distribution Amount..............................................................................              S-8
Class A Remittance Rate............................................................................................             S-24
Class A Scheduled Principal Distribution Percentage................................................................             S-25
Class B Balance....................................................................................................        S-9, S-23
Class C Balance....................................................................................................        S-9, S-23
Class Negative Amortization........................................................................................        S-7, S-25
Class R Balance....................................................................................................        S-9, S-23
Cut-off Date.......................................................................................................              S-3
Cut-off Date LTV Ratio.............................................................................................             S-20
D&P................................................................................................................             S-37
DTC................................................................................................................              S-4
DTC Participants...................................................................................................             S-28
Debt Service Coverage Ratio........................................................................................             S-21
Definitive Class A Certificates....................................................................................             S-29
Department.........................................................................................................             S-37
Depositor..........................................................................................................              S-1
Depository.........................................................................................................              S-4
Distributable Certificate Interest.................................................................................             S-24
Distribution Date..................................................................................................   S-2, S-6, S-23
Due Date...........................................................................................................              S-5
ERISA..............................................................................................................              S-9
Excess Principal Payments..........................................................................................             S-27
Exemption..........................................................................................................             S-37
Fitch..............................................................................................................             S-37

                                                                                                                           PAGE
                                                                                                                      --------------
Form 8-K...........................................................................................................             S-22
GLA................................................................................................................             S-20
Gross Margin.......................................................................................................              S-5
Guarantee Agreement................................................................................................             S-12
Holders............................................................................................................             S-29
Index..............................................................................................................             S-14
Indirect DTC Participants..........................................................................................             S-29
Interest Accrual Period............................................................................................             S-24
Interest Rate Adjustment Date......................................................................................              S-5
LTV................................................................................................................             S-15
Liquidation Fee....................................................................................................             S-35
Loan Sale Agreement................................................................................................             S-12
Management Fee.....................................................................................................             S-35
Master Servicer....................................................................................................        S-2, S-33
Monthly Payments...................................................................................................              S-5
Moody's............................................................................................................             S-37
Mortgage...........................................................................................................             S-13
Mortgage Asset Seller..............................................................................................        S-1, S-13
Mortgage File......................................................................................................             S-33
Mortgage Loans.....................................................................................................              S-1
Mortgage Note......................................................................................................             S-13
Mortgage Pool......................................................................................................              S-1
Mortgage Rate......................................................................................................              S-2
Mortgaged Properties...............................................................................................              S-4
Mortgaged Property.................................................................................................             S-13
Net Aggregate Prepayment Interest Shortfall........................................................................             S-24
Net Mortgage Rate..................................................................................................        S-6, S-24
Net Operating Income...............................................................................................             S-21
PAC Certificate....................................................................................................             S-25
PAC Principal Amount...............................................................................................             S-25
PTE 83-1...........................................................................................................             S-37
Pass-Through Rate..................................................................................................              S-2
Payment Adjustment Date............................................................................................              S-5
Payment Cap........................................................................................................             S-13
Plan...............................................................................................................             S-37
Pooling and Servicing Agreement....................................................................................        S-6, S-33
Prepayment Premiums................................................................................................             S-15
Prepayment and Yield Considerations................................................................................             S-26
Rating Agency......................................................................................................             S-10
Record Date........................................................................................................              S-6
regular interests..................................................................................................        S-2, S-36
REMIC..............................................................................................................              S-2

                                                                                                                           PAGE
                                                                                                                      --------------
REO Account........................................................................................................             S-23
REO Property.......................................................................................................             S-23
residual interests.................................................................................................             S-36
Restricted Group...................................................................................................             S-38
S&P................................................................................................................             S-37
SMMEA..............................................................................................................             S-38
Scheduled Principal Distribution Amount............................................................................             S-25
Seller's Agreement.................................................................................................             S-13
Significant Property...............................................................................................             S-20
Similar Law........................................................................................................             S-38
Subclass...........................................................................................................              S-1
Subordinate Certificates...........................................................................................        S-1, S-23
TAC Certificate....................................................................................................             S-26
TAC Principal Amount...............................................................................................             S-26
Tenant.............................................................................................................             S-20
Trust Fund.........................................................................................................         S-1, S-6
Uncovered Portion..................................................................................................             S-24
Underwriter........................................................................................................         S-3, S-4
Unscheduled Principal Distribution Amount..........................................................................             S-25
Weighted Average Class A Remittance Rate...........................................................................             S-24

Information contained herein is subject to completion or amendment. A registration statement relating to these securities has been filed with the Securities and Exchange Commission. These securities may not be sold nor may offers to buy be accepted prior to the time the registration statement becomes effective. This prospectus and the prospectus supplement shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of these securities in any State in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such State.


PRELIMINARY PROSPECTUS DATED                 , 1998
(SUBJECT TO COMPLETION)

                       MORTGAGE PASS-THROUGH CERTIFICATES
                              (ISSUABLE IN SERIES)
                        ASSET SECURITIZATION CORPORATION
                                   DEPOSITOR

    The Certificates offered hereby and by Supplements to this Prospectus (the 'Offered Certificates') will be offered from time to time in series. Each series of Certificates will represent in the aggregate the entire beneficial ownership interest in a trust fund (with respect to any series, the 'Trust Fund') consisting of a segregated pool of various types of multifamily or commercial mortgage loans and/or installment contracts for the sale of multifamily or commercial properties (the 'Mortgage Loans'), mortgage-backed securities evidencing interests therein or secured thereby (the 'MBS'), or a combination of Mortgage Loans and MBS (with respect to any series, collectively, 'Mortgage Assets'). The Trust Fund for a series of Certificates may also include letters of credit, insurance policies, guarantees, reserve funds or other types of credit support, or any combination thereof (with respect to any series, collectively, 'Credit Support'), and currency or interest rate exchange agreements and other financial assets, or any combination thereof (with respect to any series, collectively, 'Cash Flow Agreements'). See 'Description of the Trust Funds', 'Description of the Certificates' and 'Description of Credit Support'.

    Each series of Certificates will consist of one or more classes of Certificates that may (i) provide for the accrual of interest thereon based on fixed, variable or adjustable rates; (ii) be senior or subordinate to one or more other classes of Certificates in respect of certain distributions on the Certificates; (iii) be entitled to principal distributions, with disproportionately low, nominal or no interest distributions; (iv) be entitled to interest distributions, with disproportionately low, nominal or no principal distributions; (v) provide for distributions of accrued interest thereon only following the occurrence of certain events, such as the retirement of one or more other classes of Certificates of such series; or (vi) provide for distributions of principal sequentially, or based on specified payment schedules, to the extent of available funds, in each case as described in the related Prospectus Supplement. Any such classes may include classes of Offered Certificates. See 'Description of the Certificates'.

    Principal and interest with respect to Certificates will be distributable monthly, quarterly, semi-annually or at such other intervals and on the dates specified in the related Prospectus Supplement. Distributions on the Certificates of any series will be made only from the assets of the related Trust Fund.

    The Certificates of each series will not represent an obligation of or interest in the Depositor, any Master Servicer, any Special Servicer or any of their respective affiliates, except to the limited extent described herein and in the related Prospectus Supplement. Only those Certificates and assets in the related Trust Fund as are disclosed in the related Prospectus Supplement will be guaranteed or insured by any governmental agency or instrumentality or by any other person. The assets in each Trust Fund will be held in trust for the benefit of the holders of the related series of Certificates pursuant to a Pooling and Servicing Agreement or a Trust Agreement, as more fully described herein.

    The yield on each class of Certificates of a series will be affected by, among other things, the rate of payment of principal (including voluntary and involuntary prepayments) on the Mortgage Assets in the related Trust Fund and the timing of receipt of such payments as described under the caption 'Yield Considerations' herein and in the related Prospectus Supplement. A Trust Fund may be subject to early termination under the circumstances described herein and in the related Prospectus Supplement.

    Prospective investors should review the information appearing under the caption 'Risk Factors' herein and such information as may be set forth under the caption 'Risk Factors' in the related Prospectus Supplement before purchasing any Offered Certificate.


    If so provided in the related Prospectus Supplement, one or more elections may be made to treat the related Trust Fund or a designated portion thereof as one or more 'real estate mortgage investment conduits' or 'financial asset securitization investment trusts' for federal income tax purposes. See also 'Federal Income Tax Consequences' herein.


    PROSPECTIVE INVESTORS SHOULD REVIEW THE DISCUSSION OF MATERIAL RISKS APPEARING UNDER THE CAPTION 'RISK FACTORS' HEREIN COMMENCING ON PAGE 11.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION, NOR HAS THE SECURITIES
  AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE
    ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE
                       CONTRARY IS A CRIMINAL OFFENSE.

    Prior to issuance there will have been no market for the Certificates of any series and there can be no assurance that a secondary market for any Offered Certificates will develop or that, if it does develop, it will continue. This Prospectus may not be used to consummate sales of a series of Offered Certificates unless accompanied by a Prospectus Supplement.

    Offers of the Offered Certificates may be made through one or more different methods, including offerings through underwriters, as more fully described under 'Method of Distribution' herein and in the related Prospectus Supplement. All Offered Certificates will be distributed by, or sold by underwriters managed by:

                     NOMURA SECURITIES INTERNATIONAL, INC.
                THE DATE OF THIS PROSPECTUS IS             , 199

    Until 90 days after the date of each Prospectus Supplement, all dealers effecting transactions in the Offered Certificates covered by such Prospectus Supplement, whether or not participating in the distribution thereof, may be required to deliver such Prospectus Supplement and this Prospectus. This is in addition to the obligation of dealers to deliver a Prospectus and Prospectus Supplement when acting as underwriters and with respect to their unsold allotments or subscriptions.

                             PROSPECTUS SUPPLEMENT


    As more particularly described herein, the Prospectus Supplement relating to the Offered Certificates of each series will, among other things, set forth with respect to such Certificates, as appropriate: (i) a description of the class or classes of Certificates, the payment provisions with respect to each such class and the Pass-Through Rate or method of determining the Pass-Through Rate with respect to each such class; (ii) the aggregate principal amount and distribution dates relating to such series and, if applicable, the initial and final scheduled distribution dates for each class; (iii) information as to the assets comprising the Trust Fund, including the general characteristics of the assets included therein, including the Mortgage Assets and any Credit Support and Cash Flow Agreements (with respect to the Certificates of any series, the 'Trust Assets'); (iv) the circumstances, if any, under which the Trust Fund may be subject to early termination; (v) additional information with respect to the method of distribution of such Certificates; (vi) whether one or more REMIC or FASIT elections will be made and designation of the regular interests, residual interests and ownership interests, as applicable; (vii) the aggregate original percentage ownership interest in the Trust Fund to be evidenced by each class of Certificates; (viii) information as to any Master Servicer, any Special Servicer (or provision for the appointment thereof) and the Trustee, as applicable; (ix) information as to the nature and extent of subordination with respect to any class of Certificates that is subordinate in right of payment to any other class; and (x) whether such Certificates will be initially issued in definitive or book-entry form.


                             AVAILABLE INFORMATION

    The Depositor has filed with the Securities and Exchange Commission (the 'Commission') a Registration Statement (of which this Prospectus forms a part) under the Securities Act of 1933, as amended, with respect to the Offered Certificates. This Prospectus and the Prospectus Supplement relating to each series of Certificates contain summaries of the material terms of the documents referred to herein and therein, but do not contain all of the information set forth in the Registration Statement pursuant to the rules and regulations of the Commission. For further information, reference is made to such Registration Statement and the exhibits thereto. Such Registration Statement and exhibits can be inspected and copied at prescribed rates at the public reference facilities maintained by the Commission at its Public Reference Section, 450 Fifth Street, N.W., Washington, D.C. 20549, and at its Regional Offices located as follows:
Chicago Regional Office, Northwestern Atrium Center, 500 West Madison, Suite 1400, Chicago, Illinois 60661; and New York Regional Office, 75 Park Place, 14th Floor, New York, New York 10007. The Commission also maintains a site on the World Wide Web (the 'Web') at 'http://www.sec.gov' at which users can view and download copies of reports, proxy and information statements and other information filed electronically through the Electronic Data Gathering, Analysis and Retrieval ('EDGAR') system.

    No person has been authorized to give any information or to make any representations other than those contained in this Prospectus and any Prospectus Supplement with respect hereto and, if given or made, such information or representations must not be relied upon. This Prospectus and any Prospectus Supplement with respect hereto do not constitute an offer to sell or a solicitation of an offer to buy any securities other than the Offered Certificates or an offer of the Offered Certificates to any person in any state or other jurisdiction in which such offer would be unlawful. The delivery of this Prospectus at any time does not imply that information herein is correct as of any time subsequent to its date; however, if any material change occurs while this Prospectus is required by law to be delivered, this Prospectus will be amended or supplemented accordingly.

    A Master Servicer or the Trustee will be required to mail to holders of Offered Certificates of each series periodic unaudited reports concerning the related Trust Fund. Unless and until definitive Certificates are issued, such reports may be sent on behalf of the related Trust Fund to Cede & Co. ('Cede'), as nominee of The Depository Trust Company ('DTC') and registered holder of the Offered Certificates, pursuant to the applicable Agreement. If so specified in the related Prospectus Supplement, such reports may be sent to beneficial owners identified to the Master Servicer or Trustee. Such reports may also be available to holders of interests in the Certificates (the 'Certificateholders') upon request to their respective DTC participants. See 'Description of the Certificates--Reports to Certificateholders' and 'Description of the Agreements-- Evidence as to Compliance'. The Depositor will file or cause to be filed with the Commission such periodic reports with respect to each Trust Fund as are required under the Securities Exchange Act of 1934, as amended (the 'Exchange Act'), and the rules and regulations of the Commission thereunder. Reports filed by the Depositor with the Commission pursuant to the Exchange Act will be filed by means of the EDGAR system and therefore should be available at the Commission's site on the Web.

               INCORPORATION OF CERTAIN INFORMATION BY REFERENCE

    There are incorporated herein by reference all documents and reports filed or caused to be filed by the Depositor with respect to a Trust Fund pursuant to
Section 13(a), 13(c), 14 or 15(d) of the Exchange Act, prior to the termination of the offering of the Offered Certificates evidencing an interest therein. The Depositor will provide or cause to be provided without charge to each person to whom this Prospectus is delivered in connection with the offering of one or more classes of Offered Certificates, a copy of any or all documents or reports incorporated herein by reference, in each case to the extent such documents or reports relate to one or more of such classes of such Offered Certificates, other than the exhibits to such documents (unless such exhibits are specifically incorporated by reference in such documents). Requests to the Depositor should be directed in writing to its principal executive office at 2 World Financial Center--Building B, New York, New York 10281-1198, Attention: Secretary, or by telephone at (212) 667-9300. The Depositor has determined that its financial statements are not material to the offering of any Offered Certificates. See 'Financial Information' herein.

                               TABLE OF CONTENTS

                                                                            PAGE
                                                                            ----
Prospectus Supplement.......................................................   2
Available Information.......................................................   2
Incorporation of Certain Information by Reference...........................   2
Summary of Prospectus.......................................................   7
Risk Factors................................................................  11
Limited Liquidity...........................................................  11
Limited Assets..............................................................  11
Average Life of Certificates; Prepayments; Yields...........................  11
Limited Nature of Ratings...................................................  12
Risks Associated with Certain Mortgage Loans and Mortgaged Properties.......  12
Balloon Payments............................................................  15
Obligor Default.............................................................  15
Mortgagor Type..............................................................  15
Credit Support Limitations..................................................  16
Enforceability..............................................................  16
Environmental Risks.........................................................  16
Limited Liquidity and Market Value..........................................  17
ERISA Considerations........................................................  17
Certain Federal Tax Considerations Regarding Residual Certificates..........  17
Certain Federal Tax Considerations Regarding Original Issue Discount........  17
Consent.....................................................................  18
Book-Entry Registration.....................................................  18
Description of the Trust Funds..............................................  19
Mortgage Assets.............................................................  19
Mortgage Loans..............................................................  19
Default and Loss Considerations with Respect to the Mortgage Loans..........  19
Mortgage Loan Information in Prospectus Supplements.........................  21
Mortgage Underwriting Standards and Procedures..............................  21
Payment Provisions of the Mortgage Loans....................................  22
MBS.........................................................................  22
Collection Accounts.........................................................  23
Credit Support..............................................................  23
Cash Flow Agreements........................................................  23
Use of Proceeds.............................................................  23
Yield Considerations........................................................  24
General.....................................................................  24
Pass-Through Rate...........................................................  24
Timing of Payment of Interest and Principal.................................  24
Principal Prepayments.......................................................  24
Prepayments--Maturity and Weighted Average Life.............................  25
Other Factors Affecting Weighted Average Life...............................  26
Type of Mortgage Loan.......................................................  26
Foreclosures and Payment Plans..............................................  26
Due-on-Sale and Due-on-Encumbrance Clauses..................................  26
The Depositor...............................................................  26
Description of the Certificates.............................................  27
General.....................................................................  27
Distributions...............................................................  28
Available Funds.............................................................  29
Distributions of Interest on the Certificates...............................  29
Distributions of Principal of the Certificates..............................  30

                                                                            PAGE
                                                                            ----
Distributions on the Certificates of Prepayment Premiums or in Respect of
  Equity Participations.....................................................  30
Allocation of Losses and Shortfalls.........................................  30
Advances in Respect of Delinquencies........................................  30
Reports to Certificateholders...............................................  31
Termination.................................................................  32
Book-Entry Registration and Definitive Certificates.........................  33
Description of the Agreements...............................................  34
Assignment of Mortgage Assets; Repurchases..................................  34
Representations and Warranties; Repurchases.................................  35
Payments on Mortgage Assets; Deposits to Collection Account.................  36
Collection and Other Servicing Procedures...................................  37
Special Servicers...........................................................  38
Sub-Servicers...............................................................  38
Realization Upon Defaulted Whole Loans......................................  38
Hazard Insurance Policies...................................................  40
Due-on-Sale and Due-on-Encumbrance Provisions...............................  41
Retained Interest; Servicing Compensation and Payment of Expenses...........  41
Evidence as to Compliance...................................................  41
Certain Matters Regarding a Master Servicer, a Special Servicer and the
  Depositor.................................................................  42
Event of Default............................................................  42
Rights Upon Event of Default................................................  43
Amendment...................................................................  43
Duties of the Trustee.......................................................  43
The Trustee.................................................................  44
Description of Credit Support...............................................  44
General.....................................................................  44
Subordinate Certificates....................................................  44
Cross-Support Provisions....................................................  44
Insurance or Guarantees with Respect to the Mortgage Assets.................  45
Letter of Credit............................................................  45
Insurance Policies and Surety Bonds.........................................  45
Certificate Guarantee Insurance.............................................  45
Reserve Funds...............................................................  45
Certain Legal Aspects of Mortgage Loans.....................................  47
General.....................................................................  47
Types of Mortgage Instruments...............................................  47
Leases and Rents............................................................  47
Personalty..................................................................  48
Installment Contracts.......................................................  48
Junior Mortgages; Rights of Senior Mortgages or Beneficiaries...............  48
Subordinate Financing.......................................................  49
Foreclosure.................................................................  50
Judicial Foreclosure........................................................  50
Non-Judicial Foreclosure/Power of Sale......................................  50
Limitations on Lender's Rights..............................................  50
Rights of Redemption........................................................  52
Anti-Deficiency Legislation.................................................  52
Leasehold Risks.............................................................  53
Bankruptcy Laws.............................................................  53
Environmental Legislation...................................................  55
Due-on-Sale and Due-on-Encumbrance..........................................  55
Acceleration on Default.....................................................  56
Default Interest, Prepayment Charges and Prepayments........................  56

                                                                            PAGE
                                                                            ----
Applicability of Usury Laws.................................................  56
Alternative Mortgage Instruments............................................  56
Soldiers' and Sailors' Civil Relief Act of 1940.............................  57
Forfeitures in Drug and RICO Proceedings....................................  57
Certain Laws and Regulations................................................  57
Type of Mortgaged Property..................................................  57
Americans with Disabilities Act.............................................  58
Federal Income Tax Consequences.............................................  58
REMIC Certificates..........................................................  58
General.....................................................................  58
Status of REMIC Certificates................................................  59
Qualification as a REMIC....................................................  59
Taxation of REMIC Regular Certificates......................................  61
General.....................................................................  61
Original Issue Discount.....................................................  61
Acquisition Premium.........................................................  63
Variable Rate REMIC Regular Certificates....................................  63
Deferred Interest...........................................................  64
Market Discount.............................................................  64
Premium.....................................................................  65
Election to Treat All Interest Under the Constant Yield Method..............  65
Sale or Exchange of REMIC Regular Certificates..............................  65
Treatment of Losses.........................................................  66
Taxation of Residual Certificates...........................................  66
Taxation of REMIC Income....................................................  66
Basis and Losses............................................................  67
Treatment of Certain Items of REMIC Income and Expense......................  68
Limitations on Offset or Exemption of REMIC Income..........................  68
Tax-Related Restrictions on Transfer of Residual Certificates...............  69
Sale or Exchange of a Residual Certificate..................................  71
Mark to Market Regulations..................................................  71
Taxes That May Be Imposed on the REMIC Pool.................................  72
Prohibited Transactions.....................................................  72
Contributions to the REMIC Pool After the Startup Day.......................  72
Net Income from Foreclosure Property........................................  72
Liquidation of the REMIC Pool...............................................  72
Administrative Matters......................................................  72
Limitations on Deduction of Certain Expenses................................  73
Taxation of Certain Foreign Investors.......................................  73
REMIC Regular Certificates..................................................  73
Residual Certificates.......................................................  74
Backup Withholding..........................................................  74
Reporting Requirements......................................................  74
FASIT Certificates..........................................................  75
Grantor Trust Certificates..................................................  77
Standard Certificates.......................................................  77
General.....................................................................  77
Tax Status..................................................................  78
Premium and Discount........................................................  78
Recharacterization of Servicing Fees........................................  79
Sale or Exchange of Standard Certificates...................................  79
Stripped Certificates.......................................................  80
General.....................................................................  80

                                                                            PAGE
                                                                            ----
Status of Stripped Certificates.............................................  81
Taxation of Stripped Certificates...........................................  81
Reporting Requirements and Backup Withholding...............................  82
Taxation of Certain Foreign Investors.......................................  82
ERISA Considerations........................................................  83
General.....................................................................  83
Certain Requirements Under ERISA............................................  83
General.....................................................................  83
Parties in Interest/Disqualified Persons....................................  83
Delegation of Fiduciary Duty................................................  83
Administrative Exemptions...................................................  84
Governmental Plans..........................................................  84
Unrelated Business Taxable Income; Residual Certificates....................  84
Legal Investment............................................................  84
Method of Distribution......................................................  86
Legal Matters...............................................................  87
Financial Information.......................................................  87
Rating......................................................................  87
Index of Principal Definitions..............................................  88

                             SUMMARY OF PROSPECTUS

     The following summary of material information does not contain all the material information regarding the Certificates and is qualified in its entirety by reference to the more detailed information appearing elsewhere in this Prospectus and by reference to the information with respect to each series of Certificates contained in the Prospectus Supplement to be prepared and delivered in connection with the offering of such series. An Index of Principal Definitions is included at the end of this Prospectus.

TITLE OF CERTIFICATES

     Mortgage Pass-Through Certificates, issuable in series (the
'Certificates').

DEPOSITOR

     Asset Securitization Corporation, a wholly-owned subsidiary of Nomura Asset Capital Corporation. See 'The Depositor'.

MASTER SERVICER

     The master servicer (the 'Master Servicer'), if any, for each series of Certificates will be named in the related Prospectus Supplement. See 'Description of the Agreements--Collection and Other Servicing Procedures'.

SPECIAL SERVICER

     The special servicer (the 'Special Servicer'), if any, for each series of Certificates will be named, or the circumstances in accordance with which a Special Servicer will be appointed will be described, in the related Prospectus Supplement. See 'Description of the Agreements--Special Servicer'.

TRUSTEE

     The trustee (the 'Trustee') for each series of Certificates will be named in the related Prospectus Supplement. See 'Description of the Agreements--The Trustee'.

ISSUER

     The issuer of each series of Certificates will be the related Trust Fund.

THE TRUST ASSETS

     Each series of Certificates will represent in the aggregate the entire beneficial ownership interest in a Trust Fund consisting primarily of:

          (A) MORTGAGE ASSETS

          The Mortgage Assets with respect to each series of Certificates will consist of a pool of multifamily and/or commercial mortgage loans and/or installment contracts ('Installment Contracts') for the sale of commercial or multifamily properties (collectively, the 'Mortgage Loans'), mortgage pass-through certificates or other mortgage-backed securities evidencing interests in or secured by Mortgage Loans (collectively, the 'MBS') or a combination of Mortgage Loans and MBS. Except to the extent described in the related Prospectus Supplement, the Mortgage Loans will not be guaranteed or insured by the Depositor or any of its affiliates or by any governmental agency or instrumentality or other person. As more specifically described herein, the Mortgage Loans will be secured by liens on, or security interest in, properties consisting of (i) residential properties consisting of five or more rental or cooperatively-owned dwelling units (the 'Multifamily Properties') or (ii) office buildings, shopping centers, hotels, motels, nursing homes, hospitals or other health-care related facilities, mobile home parks, warehouse facilities, mini-warehouse facilities or self-storage facilities, industrial plants, mixed use or other types of commercial properties (the 'Commercial Properties' and together with Multifamily Properties, the 'Mortgaged Properties'). The Mortgaged Properties may be located in any one of the fifty states or the District of Columbia or such other locations as are disclosed in the related Prospectus Supplement. All Mortgage Loans will have individual principal balances at origination of not less than $25,000 and original terms to maturity of not more than 40 years. All Mortgage Loans will have been originated by persons other than the Depositor, and all Mortgage Assets will have been purchased, either directly or indirectly, by the Depositor on or before the date of initial issuance of the related series of Certificates. As described herein and in the Prospectus Supplement, each Mortgage Loan may (i) provide for no accrual of interest or for accrual of interest thereon at an interest rate (a 'Mortgage Rate') that is fixed over its term or that adjusts from time to time, or that may be converted from an adjustable to a fixed Mortgage Rate, or from a fixed to an adjustable Mortgage Rate, from time to time at the mortgagor's election; (ii) provide for scheduled payments to maturity, payments that adjust from time to time in accommodate changes in the Mortgage Rate or to reflect the occurrence of certain events, and may provide negative amortization or accelerated amortization; (iii) be fully amortizing or require a balloon payment due on its stated maturity date; (iv) contain prohibitions on prepayment or require payment of a premium or a yield maintenance penalty in connection with a prepayment; and (v) provide for payments of principal, interest or both, on due dates that occur monthly, quarterly, semi-annually or other interval. See 'Description of the Trust Funds--Mortgage Assets'.

          (B) COLLECTION ACCOUNT

          Each Trust Fund will include one or more accounts (collectively, the 'Collection Account') established and maintained on behalf of the Certificateholders into which the person or persons designated in the related Prospectus Supplement will deposit all payments and collections received or advanced with respect to the Mortgage Assets and other assets in the Trust Fund other than certain fees and expenses. A Collection Account may be maintained as an interest bearing or a non-interest bearing account, and funds held therein may be invested in certain short-term, investment grade obligations, as described in the related Prospectus Supplement. See 'Description of the Agreements--Payments on Mortgage Assets; Deposits to Collection Account'.

          (C) CREDIT SUPPORT

          If so provided in the related Prospectus Supplement, partial or full protection against certain defaults and losses on the Mortgage Assets in the related Trust Fund may be provided to one or more classes of Certificates of the related series in the form of subordination of one or more other classes of Certificates of such series or by one or more other types of credit support, such as a letter of credit, an insurance policy on the Mortgage Loans, guarantee, certificate guarantee insurance policy, reserve fund or another type of credit support, or a combination thereof (any such coverage with respect to the Certificates of any series, 'Credit Support'). The amount and types of coverage, the identification of the entity providing the coverage (if applicable) and related information with respect to each type of Credit Support, if any, will be described in the Prospectus Supplement for a series of Certificates. The Prospectus Supplement for any series of Certificates evidencing an interest in a Trust Fund that includes MBS will describe any credit support that is included as part of the trust fund evidenced or secured by such MBS. See 'Risk Factors--Credit Support Limitations' and 'Description of Credit Support'.

          (D) CASH FLOW AGREEMENTS

          If so provided in the related Prospectus Supplement, the Trust Fund may include guaranteed investment contracts pursuant to which moneys held in the funds and accounts established for the related series will be invested at a specified rate. The Trust Fund may also include certain other agreements, such as interest rate exchange agreements, interest rate cap or floor agreements, currency exchange agreements or similar agreements provided to reduce the effects of interest rate or currency exchange rate fluctuations on the Mortgage Assets on one or more classes of Certificates. The principal terms of any such guaranteed investment contract or other agreement (any such agreement, a 'Cash Flow Agreement'), including provisions relating to the timing, manner and amount of payments thereunder and provisions relating to the termination thereof, will be described in the Prospectus Supplement for the related series. In addition, the related Prospectus Supplement will provide certain information with respect to the obligor under any such Cash Flow Agreement. The Prospectus Supplement for any series of Certificates evidencing an interest in a Trust Fund that includes MBS will describe any cash flow agreements that are included as part of the trust fund evidenced or secured by such MBS. See 'Description of the Trust Funds--Cash Flow Agreements'.

DESCRIPTION OF CERTIFICATES

     Each series of Certificates evidencing an interest in a Trust Fund consisting of Mortgage Loans will be issued pursuant to a Pooling and Servicing Agreement and each series of Certificates evidencing an interest in a Trust Fund the Mortgage Assets of which consisting of MBS will be issued pursuant to a Trust Agreement. Pooling and Servicing Agreements and Trust Agreements are sometimes referred to herein as 'Agreements'. Each series of Certificates (including any class or classes of Certificates of such series not offered hereby) will represent in the aggregate the entire beneficial ownership interest in the Trust Fund. Each class of Certificates (other than certain Stripped Interest Certificates, as defined below) will have a stated principal amount (a 'Certificate Balance') and (other than certain Stripped Principal Certificates, as defined below), will accrue interest thereon based on a fixed, variable or adjustable interest rate (a 'Pass-Through Rate'). The related Prospectus Supplement will specify the

Certificate Balance and the Pass-Through Rate for each class of Certificates, as applicable, or in the case of a variable or adjustable Pass-Through Rate, the method for determining the Pass-Through Rate. Each series of Certificates will consist of one or more classes or subclasses of Certificates that may (i) be senior (collectively, 'Senior Certificates') or subordinate (collectively, 'Subordinate Certificates') to one or more other classes of Certificates in respect of certain distributions on the Certificates; (ii) be entitled to principal distributions, with disproportionately low, nominal or no interest distributions (collectively, 'Stripped Principal Certificates'); (iii) be entitled to interest distributions, with disproportionately low, nominal or no principal distributions (collectively, 'Stripped Interest Certificates'); (iv) provide for distributions of accrued interest thereon only following the occurrence of certain events, such as the retirement of one or more other classes of Certificates of such series (collectively, 'Accrual Certificates'); and/or (v) provide for payments of principal sequentially, based on specified payment schedules or other methodologies, to the extent of available funds. Any such classes or subclasses may include classes or subclasses of Offered Certificates. The Certificates will not be guaranteed or insured by the Depositor or any of its affiliates, by any governmental agency or instrumentality or by any other person, unless otherwise provided in the related Prospectus Supplement. See 'Risk Factors-- Limited Assets' and 'Description of the Certificates'. The Offered Certificates will not be listed on any securities exchange and will not be quoted in an automated quotation system of a registered securities association. This fact may limit the liquidity of the Offered Certificates. See 'Risk Factors--Limited Liquidity and Market Value.'

DISTRIBUTIONS OF INTEREST ON CERTIFICATES

     Interest on each class of Offered Certificates (other than certain classes of Stripped Interest Certificates and Stripped Principal Certificates) of each series will accrue at the applicable Pass-Through Rate on the outstanding Certificate Balance thereof and will be distributed to Certificateholders as provided in the related Prospectus Supplement (each of the specified dates on which distributions are to be made, a 'Distribution Date'). Distributions with respect to interest on Stripped Interest Certificates may be made on each Distribution Date on the basis of a notional amount as described in the related Prospectus Supplement. Distributions of interest with respect to one or more classes of Certificates may be reduced to the extent of certain delinquencies and other contingencies described herein and in the related Prospectus Supplement. See 'Risk Factors--Average Life of Certificates; Prepayments; Yields', 'Yield Considerations', and 'Description of the Certificates--Distributions of Interest on the Certificates'.

DISTRIBUTIONS OF PRINCIPAL OF CERTIFICATES

     The initial aggregate Certificate Balance of the Certificates of each series (other than certain classes of Stripped Interest Certificates) will generally not exceed the outstanding principal balance of the Mortgage Assets as of the close of business on the day of the month specified in the related Trust Fund (the 'Cut-off Date'), after application of scheduled payments due on or before such date, whether or not received. The Certificate Balance of a Certificate outstanding from time to time represents the maximum amount that the holder thereof is then entitled to receive in respect of principal from future cash flow on the assets in the related Trust Fund. Distributions of principal will be made on each Distribution Date to the class or classes of Certificates entitled thereto until the Certificate Balance of such Certificates have been reduced to zero. Distributions of principal of any class of Certificates will be made on a pro rata basis among all of the Certificates of such class. Stripped Interest Certificates with no Certificate Balance will not receive distributions in respect of principal. See 'Description of the Certificates--Distributions of Principal of the Certificates'.

ADVANCES

     In connection with a series of Certificates evidencing an interest in a Trust Fund consisting of Mortgage Assets other than MBS, the Master Servicer may be obligated as part of its servicing responsibilities to make certain advances with respect to delinquent scheduled payments on the Mortgage Loans in such Trust Fund. Advances made by a Master Servicer are reimbursable generally from subsequent recoveries in respect of such Mortgage Loans, and in certain circumstances, from other assets available in the Trust Fund. The Master Servicer will be entitled to receive interest on its outstanding advances, payable from amounts in the related Trust Fund. The Prospectus Supplement for any series of Certificates evidencing an interest in a Trust Fund that includes MBS will describe any corresponding advancing obligation of any person in connection with such MBS. See 'Description of the Certificates--Advances in Respect of Delinquencies'. Purchasers of any series of Certificates will be advised of any advances relating to such Certificates by means of the report to be delivered to Certificateholders in connection with each distribution. See 'Description of the Certificates--Reports to Certificateholders'.

TERMINATION

     A series of Certificates may be subject to optional early termination through the repurchase of the Mortgage Assets in the related Trust Fund. If so provided in the related Prospectus Supplement, upon the reduction of the Certificate Balance of a specified class or classes of Certificates by a specified percentage or amount, the party specified therein will solicit bids for the purchase of all of the Mortgage Assets of the Trust Fund under the circumstances and in the manner set forth therein. See 'Description of the Certificates--Termination'.

REGISTRATION OF CERTIFICATES

     If so provided in the related Prospectus Supplement, one or more classes of the Offered Certificates will initially be represented by one or more Certificates registered in the name of Cede & Co., as the nominee of DTC. No person acquiring an interest in Offered Certificates so registered will be entitled to receive a definitive certificate representing such person's interest except in the event that definitive certificates are issued under the limited circumstances described herein. See 'Risk Factors-- Book-Entry Registration' and 'Description of the Certificates--Book-Entry Registration and Definitive Certificates'.

RISK FACTORS

     An investment in the Offered Certificates may include certain material risks. See 'Risk Factors' herein and in the related Prospectus Supplement.

FEDERAL INCOME TAX CONSEQUENCES


     The federal income tax consequences to Certificateholders will vary depending on whether one or more elections are made to treat the Trust Fund or specified portions thereof as one or more 'real estate mortgage investment conduits' (each, a 'REMIC') or as one or more 'financial asset securitization investment trusts' (each a 'FASIT') under the provisions of the Internal Revenue Code of 1986, as amended (the 'Code'). The Prospectus Supplement for each series of Certificates will specify whether one or more such elections will be made. See 'Federal Income Tax Consequences'.


ERISA CONSIDERATIONS

     A fiduciary of an employee benefit plan or other retirement arrangement, including an individual retirement account, or a Keogh plan which is subject to the Employee Retirement Income Security Act of 1974, as amended ('ERISA'), or
Section 4975 of the Code (each a 'Plan'), or a collective investment fund in which such Plans are invested, or an insurance company using assets of a separate account or general account which includes assets of Plans (or which is deemed pursuant to ERISA to include assets of Plans), or other pensions acting on behalf of any such Plan or using the assets of any such Plan, which proposes to cause a Plan to acquire any of the Offered Certificates should carefully review with its legal advisors whether the purchase or holding of Offered Certificates could give rise to a transaction that is prohibited or is not otherwise permissible either under ERISA or Section 4975 of the Code. See 'ERISA Considerations' herein and in the related Prospectus Supplement.

LEGAL INVESTMENT

     The related Prospectus Supplement will specify whether the Offered Certificates will constitute 'mortgage related securities' for purposes of the Secondary Mortgage Market Enhancement Act of 1984. Investors whose investment authority is subject to legal restrictions should consult their own legal advisors to determine whether and to what extent the Offered Certificates constitute legal investments for them. See 'Legal Investment' herein and in the related Prospectus Supplement.

RATING

     At the date of issuance, as to each series, each class of Offered Certificates will be rated not lower than investment grade by one or more nationally recognized statistical rating agencies (each, a 'Rating Agency'). See 'Rating' herein and in the related Prospectus Supplement.

                                  RISK FACTORS

     Investors should consider, in connection with the purchase of Offered Certificates, among other things, the following factors and certain other factors as may be set forth in 'Risk Factors' in the related Prospectus Supplement.

LIMITED LIQUIDITY

     There can be no assurance that a secondary market for the Certificates of any series will develop or, if it does develop, that it will provide holders with liquidity of investment or will continue while Certificates of such series remain outstanding. Any such secondary market may provide less liquidity to investors than any comparable market for securities evidencing interests in single-family mortgage loans. The market value of Certificates will fluctuate with changes in prevailing rates of interest. Consequently, sale of Certificates by a holder in any secondary market that may develop may be at a discount from 100% of their original principal balance or from their purchase price. Furthermore, secondary market purchasers may look only hereto, to the related Prospectus Supplement and to the reports to Certificateholders delivered pursuant to the Agreement as described herein under the heading 'Description of the Certificates--Reports to Certificateholders,' '--Book-Entry Registration and Definitive Certificates' and 'Description of the Agreements--Evidence as to Compliance' for information concerning the Certificates. Certificateholders will have no redemption rights. Each class of Offered Certificates of a series will be issued in minimum denominations corresponding to Certificate Balances or, in the case of Stripped Interest Certificates, notional amounts specified in the related Prospectus Supplement. Nomura Securities International, Inc., through one or more of its affiliates, currently expects to make a secondary market in the Offered Certificates, but has no obligation to do so.

LIMITED ASSETS

     A series of Certificates will not have any claim against or security interest in the Trust Funds for any other series. If the related Trust Fund is insufficient to make payments on such Certificates, no other assets will be available for payment of the deficiency. Additionally, certain amounts remaining in certain funds or accounts, including the Certificate Account and any accounts maintained as Credit Support, may be withdrawn under certain conditions, as described in the related Prospectus Supplement. In the event of such withdrawal, such amounts will not be available for future payment of principal of or interest on the Certificates. With respect to a series of Certificates consisting of one or more classes of Subordinate Certificates, on any Distribution Date in respect of which losses or shortfalls in collections on the Mortgage Assets have been incurred, the amount of such losses or shortfalls will be borne first by one or more classes of the Subordinate Certificates, and, thereafter, by the remaining classes of Certificates in the priority and manner and subject to the limitations specified in the related Prospectus Supplement.

AVERAGE LIFE OF CERTIFICATES; PREPAYMENTS; YIELDS

     Prepayments on the Mortgage Assets in any Trust Fund (including principal prepayments on the Mortgage Loans resulting from both voluntary and involuntary liquidations) generally will result in a faster rate of principal payments on one or more classes of the related Certificates than if payments on such Mortgage Assets were made as scheduled. Thus, the prepayment experience on the Mortgage Assets may affect the average life of each class of related Certificates. The rate of principal payments on pools of mortgage loans varies between pools and from time to time is influenced by a variety of economic, demographic, geographic, social, tax, legal and other factors. There can be no assurance as to the rate of prepayment on the Mortgage Assets in any Trust Fund or that the rate of payments will conform to any model described herein or in any Prospectus Supplement. If prevailing interest rates fall significantly below the applicable mortgage rates, principal prepayments are likely to be higher than if prevailing rates remain at or above the rates borne by the Mortgage Loans underlying or comprising the Mortgage Assets in any Trust Fund. As a result, the actual maturity of any class of Certificates could occur significantly earlier than expected. A series of Certificates may include one or more classes of Certificates with priorities of payment and, as a result, yields on other classes of Certificates, including classes of Offered Certificates, of such series may be more sensitive to prepayments on Mortgage Assets. A series of Certificates may include one or more classes offered at a significant premium or discount. Yields on such classes of Certificates will be sensitive, and in some cases extremely sensitive, to voluntary and involuntary prepayments on Mortgage Assets and, where the amount of interest payable with respect to a class is disproportionately high, as compared to the amount of principal, as with certain classes of Stripped Interest Certificates, a holder might, in some prepayment scenarios, fail to recoup its original investment. A series of Certificates may include one or more classes of Certificates, including classes of Offered Certificates, that provide for distribution of principal thereof from amounts attributable to interest accrued but not currently distributable on one or more classes of Accrual Certificates and, as a result, yields on such Certificates will be sensitive to (a) the provisions of such Accrual Certificates relating to the timing of distributions of interest thereon and (b) if such Accrual Certificates accrue interest at a variable or adjustable Pass-Through Rate, changes in such rate. See 'Yield Considerations' herein and, if applicable, in the related Prospectus Supplement.


     In addition, if an election is made to treat the Trust Fund as a FASIT, the deposit of Replacement Mortgage Assets or Additional Mortgage Assets with faster or slower rates of amortization and different prepayment provisions will affect the average life of each class of related Certificates and may also affect the yields on such classes. To the extent the Depositor removes Mortgage Assets prior to a prepayment by the related borrower and substitutes a Replacement Mortgage Asset in its place, such substitution may reduce the likelihood of a prepayment for Certificateholders and to the extent any Certificate was purchased at a discount, such substitution will reduce the actual yield to maturity. Furthermore, in the event that the Depositor elects to deposit Additional Mortgage Assets into the Trust Fund and to issue new Certificates corresponding to such Mortgage Assets, the credit enhancement provided to one or more classes of Certificates may increase or decrease and the weighted average life of one or more classes of Certificates may lengthen or shorten. See 'Description of the Trust Funds--Addition and Removal of Mortgage Assets from the Trust Fund' herein and 'Yield Considerations' herein and, if applicable, in the related Prospectus Supplement.


LIMITED NATURE OF RATINGS

     Any rating assigned by a Rating Agency to a class of Certificates will reflect such Rating Agency's assessment solely of the likelihood that holders of Certificates of such class will receive payments to which such Certificateholders are entitled under the related Agreement. Such rating will not constitute an assessment of the likelihood that principal prepayments on the related Mortgage Assets will be made, the degree to which the rate of such prepayments might differ from that originally anticipated or the likelihood of early optional termination of the series of Certificates. Such rating will not address the possibility that prepayment at higher or lower rates than anticipated by an investor may cause such investor to experience a lower than anticipated yield or that an investor purchasing a Certificate at a significant premium might fail to recoup its initial investment under certain prepayment scenarios. Each Prospectus Supplement will identify any payment to which holders of Offered Certificates of the related series are entitled that is not covered by the applicable rating.

     The amount, type and nature of credit support, if any, established with respect to a series of Certificates will be determined on the basis of criteria established by each Rating Agency rating classes of such series. Such criteria are sometimes based upon an actuarial analysis of the behavior of mortgage loans in a larger group. Such analysis is often the basis upon which each Rating Agency determines the amount of credit support required with respect to each such class. There can be no assurance that the historical data supporting any such actuarial analysis will accurately reflect future experience nor any assurance that the data derived from a large pool of mortgage loans accurately predicts the delinquency, foreclosure or loss experience of any particular pool of Mortgage Assets. No assurance can be given that values of any Mortgaged Properties have remained or will remain at their levels on the respective dates of origination of the related Mortgage Loans. Moreover, there is no assurance that appreciation of real estate values generally will limit loss experiences on the Mortgaged Properties. If the commercial or multifamily residential real estate markets should experience an overall decline in property values such that the outstanding principal balances of the Mortgage Loans underlying or comprising the Mortgage Assets in a particular Trust Fund and any secondary financing on the related Mortgaged Properties become equal to or greater than the value of the Mortgaged Properties, the rates of delinquencies, foreclosures and losses could be higher than those now generally experienced by institutional lenders. In addition, adverse economic conditions (which may or may not affect real property values) may affect the timely payment by mortgagors of scheduled payments of principal and interest on the Mortgage Loans and, accordingly, the rates of delinquencies, foreclosures and losses with respect to any Trust Fund. To the extent that such losses are not covered by Credit Support, such losses will be borne, at least in part, by the holders of one or more classes of the Certificates of the related series. See 'Description of Credit Support' and 'Rating'.

RISKS ASSOCIATED WITH CERTAIN MORTGAGE LOANS AND MORTGAGED PROPERTIES

     Mortgage loans made with respect to multifamily or commercial property may entail risks of delinquency and foreclosure, and risks of loss in the event thereof, that are greater than similar risks associated with single-family property. See 'Description of the Trust Funds--Mortgage Assets'. The ability of a mortgagor to repay a loan secured by an income-producing property typically is dependent primarily upon the successful operation of such property rather than any independent income or assets of the mortgagor; thus, the value of an income-producing property is directly related to the net operating income derived from such property. In contrast, the ability of a mortgagor to repay a single-family loan typically is dependent primarily upon the mortgagor's household income, rather than the capacity of the property to produce income; thus, other than in geographical areas where employment is dependent upon a particular employer or an industry, the mortgagor's income tends not to reflect directly the value of such property. A decline in the net operating income of an income-producing property will likely affect both the performance of the related loan as well as the liquidation value of such property, whereas a decline in the income of a mortgagor on a single-family property will likely affect the performance of the related loan but may not affect the liquidation value of such property.

     The performance of a mortgage loan secured by an income-producing property leased by the mortgagor to tenants as well as the liquidation value of such property may be dependent upon the business operated by such tenants in connection with such property, the creditworthiness of such tenants or both; the risks associated with such loans may be offset by the number of tenants or, of applicable, a diversity of types of business operated by such tenants.

     It is anticipated that all or a substantial portion of the Mortgage Loans included in any Trust Fund will be nonrecourse loans or loans for which recourse may be restricted or unenforceable, as to which, in the event of mortgagor default, recourse may be had only against the specific multifamily or commercial property and such other assets, if any, as have been pledged to secure the Mortgage Loan. With respect to those Mortgage Loans that provide for recourse against the mortgagor and its assets generally, there can be no assurance that such recourse will ensure a recovery in respect of a defaulted Mortgage Loan greater than the liquidation value of the related Mortgaged Property.

     Further, the concentration of default, foreclosure and loss risks in individual mortgagors or Mortgage Loans in a particular Trust Fund or the related Mortgaged Properties will generally be greater than for pools of single-family loans both because the Mortgage Assets in a Trust Fund will generally consist of a smaller number of loans than would a single-family pool of comparable aggregate unpaid principal balance and because of the higher principal balance of individual Mortgage Loans.

RETAIL PROPERTIES

     Significant factors determining the value of retail properties are the quality of the tenants as well as fundamental aspects of real estate such as location and market demographics. The correlation between the success of tenant businesses and property value is more direct with respect to retail properties than other types of commercial property because a significant component of the total rent paid by retail tenants is often tied to a percentage of gross sales. Whether a retail property is 'anchored' or 'unanchored' is also an important distinction. Retail properties that are anchored have traditionally been percived to be less risky. While there is no strict definition of an anchor, it is generally understood that a retail anchor tenant is proportionately large in size and is vital in attracting customers to the property. Furthermore, the correlation between the success of tenant businesses and property value is increased when the property is a single tenant property.

     Unlike office or hotel properties, retail properties also face competition from sources outside a given real estate market. Catalogue retailers, home shopping networks, telemarketing and outlet centers all compete with more traditional retail properties for consumer dollars. Continued growth of these alternative retail outlets (which are often characterized by lower operating costs) could adversely affect the rent collectible at the retail properties included in the Mortgaged Properties.

OFFICE PROPERTIES

     Significant factors determining the value of office properties are the quality of the tenants in the building, the physical attributes of the building in relation to competing buildings and the strength and stability of the market area as a desirable business location. Office properties may be adversely affected if there is an economic decline in the business operated by the tenants. The risk of such an adverse effect is increased if revenue is dependent on a single tenant or if there is a significant concentration of tenants in a particular business or industry.

     Office properties are also subject to competition with other office properties in the same market. Competition is affected by a property's age, condition, design (e.g. floor sizes and layout), access to transportation and ability or inability to offer certain amenities to its tenants, including sophisticated building systems (such as fiberoptic cables, satellite communications or other base building technological features).

     The success of an office property also depends on the local economy. A company's decision to locate office headquarters in a given area, for example, may be affected by such factors as labor cost and quality, tax environment and quality of life issues such as schools and cultural amenities. A central business district may have an economy which is markedly different from that of a suburb. The local economy will impact on an office property's ability to attract stable tenants on a consistent basis. In addition, the cost of refitting office space of a new tenant is often more costly than for other property types.

HOTEL PROPERTIES

     Various factors, including location, quality and franchise affiliation affect the economic performance of a hotel. Adverse economic conditions, either local, regional or national, may limit the amount that can be charged for a room and may result in a reduction in occupancy levels. The construction of competing hotels can have similar effects. To meet competition in the industry and to maintain economic values, continuing expenditures must be made for modernizing, refurbishing, and maintaining existing facilities prior to the expiration of their anticipated useful lives. Because hotel rooms are generally rented for short periods of time, hotels tend to respond more quickly to adverse economic conditions and competition than do other commercial properties. Furthermore, the financial strength and capabilities of the owner and operator of a hotel may have a substantial impact on such hotel's quality of service and economic performance. Additionally, the hotel and lodging industry is generally seasonal in nature and this seasonality can be expected to cause periodic fluctuations in room and other revenues, occupancy levels, room rates and operating expenses. The demand for particular accommodations may also be affected by changes in travel patterns caused by changes in energy prices, strikes, relocation of highways, the construction of additional highways and other factors.

     Hotel properties may be franchises of national or regional hotel chains. The viability of any such hotel property depends in part on the continued existence and financial strength of the franchisor, the public perception of the franchise service mark and the duration of the franchise licensing agreements. The transferability of franchise license agreements may be restricted and, in the event of a foreclosure on any such hotel property, the mortgage may not have the right to use the franchise license without the franchisor's consent. Conversely, a lender may be unable to remove a franchisor that it desires to replace following a foreclosure. Further, in the event of a foreclosure on a hotel property, it is unlikely that the Trustee (or Master Servicer or Special Servicer) or purchaser of such hotel property would be entitled to the rights under any liquor license for such hotel property and such party would be required to apply in its own right for such license or licenses. There can be no assurance that a new license could be obtained or that it could be obtained promptly.

SENIOR HOUSING/HEALTHCARE PROPERTIES

     Significant factors determining the value of senior housing and healthcare properties include federal and state laws, competition with similar properties on a local and regional basis and the continued availability of revenue from government reimbursement programs, primarily Medicaid and Medicare. Providers of long-term nursing care and other medical services are subject to federal and state laws that relate to the adequacy of medical care, distribution of pharmaceuticals, rate setting, equipment, personnel, operating policies and additions to facilities and services and, to the extent dependent on patients whose fees are reimbursed by private insurers, to the reimbursement policies of such insurers. In addition, facilities where such care or other medical services are provided are subject to periodic inspection by governmental authorities to determine compliance with various standards necessary for continued licensing under state law and continued participation in the Medicaid and Medicare reimbursement programs. The failure of any such borrowers to maintain or renew any required license or regulatory approval could prevent it from continuing operations at a Mortgaged Property (in which case no revenues would be received from such property or portion thereof requiring licensing) or, if applicable, bar it from participation in government reimbursement programs. Furthermore, in the event of foreclosure, there can be no assurance that the Trustee (or Master Servicer or Special Servicer) or purchaser in a foreclosure sale would be entitled to the rights under such licenses and such party may have to apply in its own right for such a license. There can be no assurance that a new license could be obtained.

     Under applicable federal and state laws and regulations, Medicare and Medicaid, only the provider who actually furnished the related medical goods and services generally may sue for or enforce its rights to reimbursement. Accordingly, in the event of foreclosure, none of the Trustee, the Master Servicer, the Special Servicer or a subsequent lessee or operator of the property would generally be entitled to obtain from federal or state governments any outstanding reimbursement payments relating to services furnished at the respective properties prior to such foreclosure.

     The operators of such nursing homes are likely to compete on a local and regional basis with others that operate similar facilities, some of which competitors may be better capitalized, may offer services not offered by such operators or may be owned by non-profit organizations or government agencies supported by endowments, charitable contributions, tax revenues and other sources not available to such operators. The successful operation of a Mortgaged Property that is a nursing home will generally depend upon the number of competing facilities in the local market, as well as upon other factors such as its age, appearance, reputation and management, the types of services it provides and the quality of care and the cost of that care.

     Nursing home facilities may receive a substantial portion of their revenues from government reimbursement programs, primarily Medicaid and Medicare. Medicaid and Medicare are subject to statutory and regulatory changes, retroactive rate adjustments, administrative rulings, policy interpretations, delays by fiscal intermediaries and government funding restrictions.

Moreover, government payors have employed cost-containment measures that limit payments to health care providers, and there are currently under construction various proposals for national health care reform that could further limit those payments. Accordingly, there can be no assurance that payments under government reimbursement programs will, in the future, be sufficient to fully reimburse the cost of caring for program beneficiaries. If not, net operating income of the Mortgaged Properties that receive revenues from those sources, and consequently the ability of the related borrowers to meet their Mortgage Loan obligations, could be adversely affected.

BALLOON PAYMENTS

     Certain of the Mortgage Loans as of the Cut-off Date may not be fully amortizing over their terms to maturity and, thus, will require substantial principal payments (i.e., balloon payments) at their stated maturity. Mortgage Loans with balloon payments involve a greater degree of risk because the ability of a mortgagor to make a balloon payment typically will depend upon its ability either to timely refinance the loan or to timely sell the related Mortgaged Property. The ability of a mortgagor to accomplish either of these goals will be affected by a number of factors, including the level of available mortgage rates at the time of sale or refinancing, the mortgagor's equity in the related Mortgaged Property, the financial condition and operating history of the mortgagor and the related Mortgaged Property, tax laws, rent control laws (with respect to certain Multifamily Properties and mobile home parks), reimbursement rates (with respect to certain hospitals, nursing homes and convalescent homes), renewability of operating licenses, prevailing general economic conditions and the availability of credit for commercial or multifamily, as the case may be, real properties generally.


SUBSTITUTION OF MORTGAGE ASSETS



     In the event that an election is made to treat the Trust Fund as a FASIT, the related Prospectus Supplement will describe the extent to which any Mortgage Asset may be removed or added to the Trust Fund and the terms and conditions for such removal or addition. The related Prospectus Supplement will also describe the manner in which Certificateholders will be informed of the removal of any Mortgage Asset from, and the addition of any Additional Mortgage Asset to, the Trust Fund. See 'Description of the Trust Fund--Addition and Removal of Mortgage Assets from the Trust Fund' herein.


OBLIGOR DEFAULT

     In order to maximize recoveries on defaulted Mortgage Loans, a Master Servicer typically will have considerable flexibility to extend and modify Mortgage Loans that are in default or as to which a payment default is reasonably foreseeable, including in particular with respect to balloon payments. In addition, a Master Servicer or a Special Servicer may receive a workout fee based on receipts from or proceeds of such Mortgage Loans. While a Master Servicer generally will be required to determine that any such extension or modification is likely to produce a greater recovery on a present value basis than liquidation, there can be no assurance that such flexibility with respect to extensions or modifications or payment of a workout fee will increase the present value of receipts from or proceeds of Mortgage Loans that are in default or as to which a default is reasonably foreseeable. The recent foreclosure and delinquency experience with respect to loans serviced by a Master Servicer or, if applicable, any Special Servicer or significant Sub-Servicer will be provided in the related Prospectus Supplement.

MORTGAGOR TYPE

     Mortgage Loans made to partnerships, corporations or other entities may entail risks of loss from delinquency and foreclosure that are greater than those of Mortgage Loans made to individuals. Partnerships, corporations and certain other types of organizations generally limit the liability of the beneficial owners of such organizations for the obligations of such organizations, and therefore limit the recourse of a lender to the assets of such beneficial owners. The mortgagor's sophistication and form of organization may increase the likelihood of protracted litigation or bankruptcy in default situations.

JUNIOR MORTGAGE LOANS

     Certain of the Mortgage Loans may be secured by junior Mortgages which are subordinate to senior mortgages or deeds of trust held by other lenders or institutional investors. The rights of any Trust Fund (and therefore the Certificateholders), as beneficiary under a junior Mortgage, are subordinate to those of the mortgagee or beneficiary under the senior mortgage or deed of trust, including the prior rights of the senior mortgage or beneficiary to receive rents, hazard insurance and condemnation proceeds and to cause the Mortgaged Property securing the Mortgage Loan to be sold upon default of the mortgagor or trustor, thereby extinguishing the Trust Fund's junior Mortgage unless the Servicer or the Special Servicer asserts the Trust Fund's subordinate interest in the Mortgaged Property in foreclosure litigation or satisfies the defaulted senior loan. See 'Certain Legal Aspects of Mortgage Loans--Junior Mortgages; Rights of Senior Mortgages or Beneficiaries' herein.

CREDIT SUPPORT LIMITATIONS

     The Prospectus Supplement for a series of Certificates will describe any Credit Support in the related Trust Fund, which may include letters of credit, insurance policies, guarantees, reserve funds or other types of credit support, or combinations thereof. Use of Credit Support will be subject to the conditions and limitations described herein and in the related Prospectus Supplement. Moreover, such Credit Support may not cover all potential losses or risks; for example, Credit Support may or may not cover fraud or negligence by a mortgage loan originator or other parties.

     A series of Certificates may include one or more classes of Subordinate Certificates (which may include Offered Certificates). Although subordination is intended to reduce the risk to holders of Senior Certificates of delinquent distributions or ultimate losses, the amount of subordination will be limited and may decline under certain circumstances. Any limits with respect to the aggregate amount of claims under any related Credit Support may be exhausted before the principal of the lower priority classes of Certificates of a series has been repaid. As a result, the impact of significant losses and shortfalls on the Mortgage Assets may fall primarily upon those classes of Certificates having a lower priority of payment. Moreover, if a form of Credit Support covers more than one series of Certificates (each, a 'Covered Trust'), holders of Certificates evidencing an interest in a Covered Trust will be subject to the risk that such Credit Support will be exhausted by the claims of other Covered Trusts.

     The amount of any applicable Credit Support supporting one or more classes of Offered Certificates, including the subordination of one or more classes of Certificates, will be determined on the basis of criteria established by each Rating Agency rating such classes of Certificates based on an assumed level of defaults, delinquencies, other losses or other factors. There can, however, be no assurance that the loss experience on the related Mortgage Assets will not exceed such assumed levels. See '--Limited Nature of Ratings', 'Description of the Certificates' and 'Description of Credit Support'.

ENFORCEABILITY

     Mortgages may contain a due-on-sale clause, which permits the lender to accelerate the maturity of the Mortgage Loan if the mortgagor sells, transfers or conveys the related Mortgaged Property or its interest in the Mortgaged Property. Mortgages may also include a debt-acceleration clause, which permits the lender to accelerate the debt upon a monetary or non-monetary default of the mortgagor. The courts of all states will enforce clauses providing for acceleration in the event of a material payment default. The equity courts of any state, however, may refuse the foreclosure of a mortgage or deed of trust when an acceleration of the indebtedness would be inequitable or unjust or the circumstances would render the acceleration unconscionable.

     If so specified in the related Prospectus Supplement, the Mortgage Loans will be secured by an assignment of leases and rents pursuant to which the mortgagor typically assigns its right, title and interest as landlord under the leases on the related Mortgaged Property and the income derived therefrom to the lender as further security for the related Mortgage Loan, while retaining a license to collect rents for so long as there is no default. In the event the mortgagor defaults, the license terminates and the lender is entitled to collect rents. Such assignments may not be perfected as security interests prior to actual possession of the cash flows. Some state laws may require that the lender take possession of the Mortgaged Property and obtain a judicial appointment of a receiver before becoming entitled to collect the rents. In addition, if bankruptcy or similar proceedings are commenced by or in respect of the mortgagor, the lender's ability to collect the rents may be adversely affected. See 'Certain Legal Aspects of Mortgage Loans-- Leases and Rents'.

ENVIRONMENTAL RISKS

     Real property pledged as security for a mortgage loan may be subject to certain environmental risks. Under the laws of certain states, contamination of a property may give rise to a lien on the property to assure the costs of cleanup. In several states, such a lien has priority over the lien of an existing mortgage against such property. In addition, under the laws of some states and under the federal Comprehensive Environmental Response, Compensation and Liability Act of 1980 ('CERCLA'), a lender may be liable, as an 'owner' or 'operator,' for the costs of addressing releases or threatened releases of hazardous substances that require remedial action at a property, if agents or employees of the lender have become sufficiently involved in the operations of the mortgagor, regardless of whether the environmental damage or threat was caused by a prior owner. A lender also risks such liability on foreclosure of the mortgage. Each Pooling and Servicing Agreement will provide that the Master Servicer, acting on behalf of the Trust Fund, may not acquire title to a Mortgaged Property securing a Mortgage Loan or take over its operation unless the Master Servicer has previously determined, based upon a report prepared by a person who regularly conducts environmental audits, that (i) the Mortgaged Property is in compliance with applicable environmental laws and regulations or, if not, that taking such actions as are necessary to bring the Mortgaged Property in compliance therewith is reasonably likely to produce a greater recovery on a present value basis than not taking such actions and (ii) there are no circumstances or conditions that have resulted in any contamination or, if circumstances or conditions have resulted in any contamination or if such circumstances or conditions require remedial action, taking such actions with respect to the affected Mortgaged Property is reasonably likely to produce a greater recovery on a present value basis that not taking such actions. See 'Certain Legal Aspects of Mortgage Loans-- Environmental Legislation'.

LIMITED LIQUIDITY AND MARKET VALUE

     There is currently no secondary market for the Offered Certificates. In addition, the Offered Certificates will not be listed on any securities exchange and will not be quoted in an automated quotation system of a registered securities association. While the underwriter with respect to a series of Certificates may intend to make a secondary market in the related Offered Certificates, underwriters are under no obligation to do so. Accordingly, there can be no assurance that a secondary market for any series of Offered Certificates will develop. Moreover, if a secondary market does develop, there can be no assurance that it will provide holders of Offered Certificates with liquidity of investment or that it will continue for the life of the Offered Certificates. Lack of liquidity could result in a substantial decrease in the market value of the Offered Certificates. In addition, the market value of the Offered Certificates at any time may be affected by many factors, including then prevailing interest rates, and no representation is made by any person or entity as to the market value of any Offered Certificates at any time.

ERISA CONSIDERATIONS

     Generally, ERISA applies to investments made by employee benefit plans and transactions involving the assets of such plans. Due to the complexity of regulations which govern such plans, prospective investors that are subject to ERISA are urged to consult their own counsel regarding consequences under ERISA of acquisition, ownership and disposition of the Offered Certificates of any series. See 'ERISA Considerations'.

CERTAIN FEDERAL TAX CONSIDERATIONS REGARDING RESIDUAL CERTIFICATES


     Holders of Residual Certificates will be required to report on their federal income tax returns as ordinary income their pro rata share of the taxable income of the REMIC, regardless of the amount or timing of their receipt of cash payments, as described in 'Federal Income Tax Consequences--REMIC Certificates'. Accordingly, under certain circumstances, holders of Offered Certificates that constitute Residual Certificates may have taxable income and tax liabilities arising from such investment during a taxable year in excess of the cash received during such period. The requirement that holders of Residual Certificates report their pro rata share of the taxable income and net loss of the REMIC will continue until the Certificate Balances of all classes of Certificates of the related series have been reduced to zero, even though holders of Residual Certificates have received full payment of their stated interest and principal. A portion (or, in certain circumstances, all) of such Certificateholder's share of the REMIC taxable income may be treated as 'excess inclusion' income to such holder which (i) generally, will not be subject to offset by losses from other activities, (ii) for a tax-exempt holder, will be treated as unrelated business taxable income and (iii) for a foreign holder, will not qualify for exemption from withholding tax. Individual holders of Residual Certificates may be limited in their ability to deduct servicing fees and other expenses of the REMIC. In addition, Residual Certificates are subject to certain restrictions on transfer. Because of the special tax treatment of Residual Certificates, the taxable income arising in a given year on a Residual Certificate will not be equal to the taxable income associated with investment in a corporate bond or stripped instrument having similar cash flow characteristics and pre-tax yield. Therefore, the after-tax yield on the Residual Certificate may be significantly less than that of a corporate bond or stripped instrument having similar cash flow characteristics.


CERTAIN FEDERAL TAX CONSIDERATIONS REGARDING ORIGINAL ISSUE DISCOUNT


     Accrual Certificates will be, and certain of the other Classes of Certificates of a series may be, issued with 'original issue discount' for federal income tax purposes, which generally will result in recognition of some taxable income in advance of the receipt of cash attributable to such income. See 'Federal Income Tax Consequences--REMIC Certificates--Taxation of REMIC Regular Certificates'.

CONSENT

     Under certain circumstances, the consent or approval of the holders of a specified percentage of the aggregate Certificate Balance of all outstanding Certificates of all series or a similar means of allocating decision-making under the Agreement ('Voting Rights') will be required to direct, and will be sufficient to bind all Certificateholders to, certain actions, including amending the related Agreement in certain circumstances. See 'Description of the Agreements--Events of Default', '--Rights Upon Event of Default' and '--Amendment'.

BOOK-ENTRY REGISTRATION

     If so provided in the Prospectus Supplement, one or more classes of the Certificates will be initially represented by one or more certificates registered in the name of Cede, the nominee for DTC, and will not be registered in the names of the Certificateholders or their nominees. Because of this, unless and until Definitive Certificates are issued, Certificateholders will not be recognized by the Trustee as 'Certificateholders' (as that term is to be used in the related Agreement). Hence, until such time, Certificateholders will be able to exercise the rights of Certificateholders only indirectly through DTC and its participating organizations. See 'Description of the Certificates--Book-Entry Registration and Definitive Certificates'.

                         DESCRIPTION OF THE TRUST FUNDS

MORTGAGE ASSETS

     The primary assets of each Trust Fund (the 'Mortgage Assets') will include
(i) Multifamily and/or Commercial Loans and/or Installment Contracts (collectively, the 'Mortgage Loans') or (ii) pass-through certificates or other mortgage-backed securities evidencing interests in or secured by one or more Mortgage Loans ('MBS'). Any MBS that are included in the assets of a Trust Fund
(i) will have been either (a) previously registered under the Securities Act of 1933, as amended (the 'Securities Act'), or (b) eligible for sale under Rule 144(k) of the Securities Act and (ii) will have been acquired in bona fide secondary market transactions from third parties not including the issuer of such MBS or any affiliate of such issuer. As used herein, 'Mortgage Loans' refers to both whole Mortgage Loans and Mortgage Loans underlying MBS. Mortgage Loans that secure, or interests in which are evidenced by, MBS are herein sometimes referred to as Underlying Mortgage Loans. Mortgage Loans that are not Underlying Mortgage Loans are sometimes referred to as 'Whole Loans'. The Mortgage Assets will not be guaranteed or insured by the Depositor or any of its affiliates. The Prospectus Supplement will describe any guarantee or insurance relating to the Mortgage Assets by any governmental agency or instrumentality or by any other person. Each Mortgage Asset will be selected by the Depositor for inclusion in a Trust Fund from among those purchased, either directly or indirectly, from a prior holder thereof (a 'Mortgage Asset Seller'), which prior holder may or may not be the originator of such Mortgage Loan or the issuer of such MBS and may be an affiliate of the Depositor.

MORTGAGE LOANS


     The Mortgage Loans will be secured by liens on, or security interests in, Mortgaged Properties consisting of (i) residential properties consisting of five or more rental or cooperatively-owned dwelling units in high-rise, mid-rise or garden apartment buildings ('Multifamily Properties' and the related loans, 'Multifamily Loans') or (ii) office buildings, retail stores, hotels or motels, nursing homes, hospitals or other health care-related facilities, mobile home parks, warehouse facilities, mini-warehouse facilities or self-storage facilities, industrial plants, mixed use or other types of commercial properties ('Commercial Properties' and the related loans, 'Commercial Loans') located in any one of the fifty states or the District of Columbia or such other locations as are disclosed in the related Prospectus Supplement, provided that Mortgage Loans secured by Mortgaged Properties located outside the United States or the District of Columbia will not represent more than 15% of the aggregate principal balance of the Mortgage Loans in any of the Trust Funds if the related Mortgaged Properties are located in five or less countries outside the United States and will not represent more than 10% of the aggregate principal balance of the Mortgage Loans in any of the Trust Funds if such Mortgaged Properties are located in more than five different countries outside the United States. The Mortgage Loans will be secured by mortgages or deeds of trust or other similar security instruments creating a first or more junior lien on Mortgaged Properties. Multifamily Property may include mixed commercial and residential structures and may include apartment buildings owned by private cooperative housing corporations ('Cooperatives'). The Mortgaged Properties may include leasehold interest in properties, the title to which is held by third party lessors. The term of any such leasehold will exceed the term of the mortgage note by at least ten years. Each Mortgage Loan will have been originated by a person (the 'Originator') other than the Depositor. The Mortgage Loans will be evidenced by promissory notes (the 'Mortgage Notes') secured by mortgages or deeds of trust (the 'Mortgages') creating a lien on the Mortgaged Properties. Mortgage Loans will generally also be secured by an assignment of leases and rents and/or operating or other cash flow guarantees relating to the Mortgage Loan.


DEFAULT AND LOSS CONSIDERATIONS WITH RESPECT TO THE MORTGAGE LOANS

     Mortgage Loans secured by commercial and multifamily properties are markedly different from owner-occupied single-family home mortgage loans. The repayment of loans secured by commercial or multifamily properties is typically dependent upon the successful operation of such property rather than upon the liquidation value of the real estate. The Mortgage Loans will be non-recourse loans, which means that, absent special facts, the mortgagee may look only to the Net Operating Income from the property for repayment of the mortgage debt, and not to any other of the mortgagor's assets, in the event of the mortgagor's default. Lenders typically look to the Debt Service Coverage Ratio of a loan secured by income-producing property as an important measure of the risk of default on such a loan. The 'Debt Service Coverage Ratio' of a Mortgage Loan at any given time is the ratio of the Net Operating Income for a twelve-month period to the annualized scheduled payments on the Mortgage Loan. 'Net Operating Income' is typically defined as total operating revenues (including primarily rental income and any expense reimbursement, ancillary income, late charges and deposit forfeitures) minus total operating expenses (including primarily expenses for advertising, general administration, management fees and disbursements, utilities, repairs and maintenance, insurance, real estate taxes and replacement reserves based solely on the mortgagor's estimates of the useful lives of various assets). Net Operating Income does not reflect capital expenditures or partnership expenses. The Net Operating Income of a Mortgaged Property will fluctuate over time and may be sufficient or insufficient to cover debt service on the related Mortgage Loan at any given time.

     As the primary component of Net Operating Income, rental income (and maintenance payments from tenant-stockholders of a Cooperative) is subject to the vagaries of the applicable real estate market and/or business climate. Properties typically leased, occupied or used on a short-term basis, such as health care-related facilities, hotels and motels, and mini-warehouse and self-storage facilities, tend to be affected more rapidly by changes in market or business conditions than do properties leased, occupied or used for longer periods, such as (typically) warehouses, retail stores, office buildings and industrial plants. Commercial Loans may be secured by owner-occupied Mortgaged Properties or Mortgaged Properties leased to a single tenant. Accordingly, a decline in the financial condition of the mortgagor or single tenant, as applicable, may have a disproportionately greater effect on the Net Operating Income from such Mortgaged Properties than would be the case with respect to Mortgaged Properties with multiple tenants.

     Changes in the expense components of Net Operating Income due to the general economic climate or economic conditions in a locality or industry segment, such as increases in interest rates, real estate and personal property tax rates and other operating expenses including energy costs; changes in governmental rules, regulations and fiscal policies, including environmental legislation; and acts of God may also affect the risk of default on the related Mortgage Loan. As may be further described in the related Prospectus Supplement, in some cases leases of Mortgaged Properties may provide that the lessee, rather than the mortgagor, is responsible for payment of certain of these expenses ('Net Leases'); however, because leases are subject to default risks as well when a tenant's income is insufficient to cover its rent and operating expenses, the existence of such 'net of expense' provisions will only temper, not eliminate, the impact of expense increases on the performance of the related Mortgage Loan.

     While the duration of leases and the existence of any 'net of expense' provisions are often viewed as the primary considerations in evaluating the credit risk of mortgage loans secured by certain income-producing properties, such risk may be affected equally or to a greater extent by changes in government regulation of the operator of the property. Examples of the latter include mortgage loans secured by health care-related facilities and hospitals, the income from which and the operating expenses of which are subject to state and/or federal regulations, such as Medicare and Medicaid, and multifamily properties and mobile home parks, which may be subject to state or local rent control regulation and, in certain cases, restrictions on changes in use of the property. Low-and moderate-income housing may be particularly subject to legal limitations and regulations but, because of such regulations, may also be less sensitive to fluctuations in market rents generally.

     The liquidation value of any Mortgaged Property may be adversely affected by risks generally incident to interests in real property, including declines in rental or occupancy rates. Lenders generally use the Loan-to-Value Ratio of a mortgage loan as a measure of risk of loss if a property must be liquidated upon a default by the mortgagor. The 'Loan-to-Value Ratio' of a Mortgage Loan at any given time is the ratio (expressed as a percentage) of the then outstanding principal balance of the Mortgage Loan to the Value of the related Mortgaged Property. The 'Value' of a Mortgaged Property, other than with respect to Refinance Loans, is generally the lesser of (a) the appraised value determined in an appraisal obtained by the originator at origination of such loan and (b) the sales price for such property. Refinance Loans are loans made to refinance existing loans. The Value of the Mortgaged Property securing a Refinance Loan is the appraised value thereof determined in an appraisal obtained at the time of origination of the Refinance Loan. The Value of a Mortgaged Property as of the date of initial issuance of the related series of Certificates may be less than the value at origination and will fluctuate from time to time based upon changes in economic conditions and the real estate market.

     Appraised values of income-producing properties may be based on the market comparison method (recent resale value of comparable properties at the date of the appraisal), the cost replacement method (the cost of replacing the property at such date), the income capitalization method (a projection of value based upon the property's projected net cash flow), or upon a selection from or interpolation of the values derived from such methods. Each of these appraisal methods presents analytical challenges. It is often difficult to find truly comparable properties that have recently been sold; the replacement cost of a property may have little to do with its current market value; and income capitalization is inherently based on inexact projections of income and expense and the selection of an appropriate capitalization rate. Where more than one of these appraisal methods are used and create significantly different results, or where a high Loan-to-Value Ratio accompanies a high Debt Service Coverage Ratio (or vice versa), the analysis of default and loss risks is even more difficult.

     While the Depositor believes that the foregoing considerations are important factors that generally distinguish the Mortgage Loans from single-family mortgage loans and provide insight to the risks associated with income-producing real estate, there is no assurance that such factors will in fact have been considered by the Originators of the Mortgage Loans, or that, for a particular Mortgage Loan, they are complete or relevant. See 'Risk Factors--Risks Associated with Certain Mortgage Loans and Mortgaged Properties', '--Balloon Payments', '--Mortgagor Default' and '--Mortgagor Type'.

MORTGAGE LOAN INFORMATION IN PROSPECTUS SUPPLEMENTS

     Each Prospectus Supplement will contain information, as of the date of such Prospectus Supplement and to the extent then applicable and specifically known to the Depositor, with respect to the Mortgage Loans constituting related Trust Assets, including (i) the aggregate outstanding principal balance and the largest, smallest and average outstanding principal balance of the Mortgage Loans as of the applicable Cut-off Date, (ii) the type of property securing the Mortgage Loans (e.g., Multifamily Property or Commercial Property and the type of property in each such category), (iii) the original and remaining terms to maturity of the Mortgage Loans, and the seasoning of the Mortgage Loans, (iv) the earliest and latest origination date and maturity date and weighted average original and remaining terms to maturity of the Mortgage Loans, (v) the Loan-to-Value Ratios at origination of the Mortgage Loans, (vi) the Mortgage Rates or range of Mortgage Rates and the weighted average Mortgage Rate borne by the Mortgage Loans, (vii) the geographical distribution of the Mortgaged Properties on a state-by-state basis, (viii) information with respect to prepayment provisions, if any, of the Mortgage Loans, (ix) the weighted average Retained Interest, if any, (x) with respect to Mortgage Loans with adjustable Mortgage Rates ('ARM Loans'), the adjustment dates, the highest, lowest and weighted average margin, and the maximum Mortgage Rate variation at the time of any adjustment and over the life of the ARM Loan, (xi) the Debt Service Coverage Ratio either at origination or as of a more recent date (or both) and (xii) information regarding the payment characteristics of the Mortgage Loans, including without limitation balloon payment and other amortization provisions. The related Prospectus Supplement will also contain certain information available to the Depositor with respect to the provisions of leases and the nature of tenants of the Mortgaged Properties and other information referred to in a general manner under 'Description of the Trust Funds--Mortgage Assets--Default and Loss Considerations with Respect to the Mortgage Loans' above. If specific information respecting the Mortgage Loans is not known to the Depositor at the time Certificates are initially offered, more general information of the nature described above will be provided in the Prospectus Supplement, and specific information will be set forth in a report which will be available to purchasers of the related Certificates at or before the initial issuance thereof and will be filed as part of a Current Report on Form 8-K with the Commission within fifteen days after such initial issuance.

MORTGAGE UNDERWRITING STANDARDS AND PROCEDURES

     The underwriting procedures and standards for Mortgage Loans included in a Mortgage Pool will be specified in the related Prospectus Supplement to the extent such procedures and standards are known or available. Such Mortgage Loans may be originated by an affiliate of the Depositor in contemplation of the transactions contemplated by this Prospectus and the related Prospectus Supplement or may be have been originated by third-parties and acquired by the Depositor directly or through its affiliates in negotiated transactions.

     Underwriting procedures are intended to evaluate, among other things, the income derived from the Mortgaged Property, the capabilities of the management of the project, including a review of management's past performance record, its management reporting and control procedures (to determine its ability to recognize and respond to problems) and its accounting procedures to determine cash management ability, the obligor's credit standing and repayment ability and the value and adequacy of the Mortgaged Property as collateral. Mortgage Loans insured by the Federal Housing Administration ('FHA'), a division of the United States Department of Housing and Urban Development ('HUD'), will have been originated by mortgage lenders which are approved by HUD as an FHA mortgagee in the orginated course of their real estate lending activities and will comply with the underwriting policies of FHA.

     The adequacy of a Mortgaged Property as security for repayment will generally have been determined by appraisal by appraisers selected in accordance with preestablished guidelines established by or acceptable to the loan originator for appraisers or other appropriate market studies. If so specified in the related Prospectus Supplement, the appraiser must have personally inspected the property and verified that it was in good condition and that construction, if new, has been completed. An appraisal can be based upon, among other things, a cash flow analysis and/or a market data analysis of recent sales of comparable properties or a replacement cost analysis based on the current cost of constructing or purchasing a similar property.

     No assurance can be given that values of the Mortgaged Properties have remained or will remain at their levels on the dates of origination of the related Mortgage Loans. Further, there is no assurance that appreciation of real estate values generally will limit loss experiences on commercial properties or multifamily properties. If the commercial real estate market should experience an overall decline in property values such that the outstanding balances of the Mortgage Loans and any additional financing on the Mortgaged Properties in a particular Mortgage Pool become equal to or greater than the value of the Mortgaged Properties, the actual rates of delinquencies, foreclosures and losses could be higher than those now generally experienced in the mortgage lending industry. Even where Credit Support covers all losses resulting from defaults and foreclosure, the effect of defaults and foreclosures may be to increase prepayment experience on the Mortgage Loans, thus shortening weighted average life and affecting yield to maturity.

PAYMENT PROVISIONS OF THE MORTGAGE LOANS

     The Mortgage Loans generally will (i) have individual principal balances at origination of not less than $25,000, (ii) have original terms to maturity of not more than 40 years and (iii) provide for payments of principal, interest or both, on due dates that occur monthly, quarterly or semi-annually or at such other interval as is specified in the related Prospectus Supplement. Mortgage Loan may: (i) provide for no accrual of interest or for accrual of interest thereon at an interest rate (a 'Mortgage Rate') that is fixed over its term or that adjusts from time to time, or that may be converted from an adjustable to a fixed Mortgage Rate, or from a fixed to an adjustable Mortgage Rate, from time to time at the mortgagor's election; (ii) provide for scheduled payments to maturity or payments that adjust from time to time to accommodate changes in the Mortgage Rate or to reflect the occurrence of certain events, and may provide for negative amortization or accelerated amortization, (iii) be fully amortizing or require a balloon payment due on its stated maturity date; and (iv) contain prohibitions on prepayment (a 'Lock-out Period' and the date of expiration thereof, a 'Lock-out Date') or require payment of a premium or a yield maintenance penalty (a 'Prepayment Premium') in connection with a prepayment, in each case as described in the related Prospectus Supplement. In the event that holders of any class or classes of Offered Certificates will be entitled to all or a portion of any Prepayment Premiums collected in respect of Mortgage Loans, the related Prospectus Supplement will specify the method or methods by which any such amounts will be allocated. A Mortgage Loan may also contain provisions entitling the mortgagee to a share of profits realized from the operation or disposition of the Mortgaged Property ('Equity Participations'), as described in the related Prospectus Supplement. In the event that holders of any class or classes of Offered Certificates will be entitled to all or a portion of an Equity Participation, the related Prospectus Supplement will specify the terms and provisions of the Equity Participation and the method or methods by which distributions in respect thereof will be allocated among such Certificates.


     In the event that an election is made to treat the Trust Fund as a FASIT, the Depositor may also have the right to issue new Certificates having a Certificate Balance equal to all or a portion of the aggregate outstanding principal balance of any Additional Mortgage Assets deposited into the Trust Fund. The new Certificates may be in the form of an increase in the Certificate Balance of an existing class of Certificates or in the form a new class of Certificates. The related Prospectus Supplement will set forth the terms and conditions under which the Depositor may issue such new Certificates. See 'Description of the Trust Fund--Addition and Removal of Mortgage Assets from the Trust Fund' herein.


MBS

     Any MBS will have been issued pursuant to a participation and servicing agreement, a pooling and servicing agreement, an indenture or similar agreement (an 'MBS Agreement'). A seller (the 'MBS Issuer') and/or servicer (the 'MBS Servicer') of the underlying Mortgage Loans will have entered into the MBS Agreement with a trustee or a custodian under the MBS Agreement (the 'MBS Trustee'), if any, or with the original purchaser of the interest in the underlying Mortgage Loans evidenced by the MBS.

     The MBS Issuer of any MBS may include the Depositor or an affiliate of the Depositor. Any MBS (i) will have been issued in an offering exempt from the registration requirements of the 1933 Act and, if offered in a private placement, will have been held by persons other than the issuer of such MBS or its affiliates for at least two years or (ii) will have been issued in an offering registered under the 1933 Act, and thus may include one or more Classes of Certificates.

     Distributions of principal and interest will be made on MBS on the dates specified in the related Prospectus Supplement. The MBS may be issued in one or more classes with characteristics similar to the classes of Certificates described in this Prospectus. Principal and interest distributions will be made on the MBS by the MBS Trustee or the MBS Servicer. The MBS Issuer or the MBS Servicer or another person specified in the related Prospectus Supplement may have the right or obligation to repurchase or substitute assets underlying the MBS after a certain date or under other circumstances specified in the related Prospectus Supplement.

     Enhancement in the form of reserve funds, subordination of other credit support similar to that described for the Certificates under 'Description of Credit Support' may be provided with respect to the MBS. The type, characteristics and amount of such credit support, if any, will be a function of certain characteristics of the Mortgage Loans evidenced or secured by such MBS and other factors and generally will have been established for the MBS on the basis of requirements of either any Rating Agency that may have assigned a rating to the MBS or the initial purchasers of the MBS. In addition, MBS may consist of classes of MBS which are subordinate to other classes of MBS of the same series.

     The Prospectus Supplement for a series of Certificates evidencing interests in Mortgage Assets that included MBS will specify, to the extent available, (i) the aggregate approximate initial and outstanding principal amount and type of the MBS to be included in the Trust Fund, (ii) the original and remaining term to stated maturity of the MBS, if applicable, (iii) the pass-through or bond rate of the MBS or formula for determining such rates, (iv) the applicable payment provisions for the MBS, (v) the MBS Issuer, MBS Servicer and MBS Trustee, as applicable, (vi) certain characteristics of the credit support, if any, such as subordination, reserve funds, insurance policies, letters of credit or guarantees relating to the related Underlying Mortgage Loans or directly to such MBS, (vii) the characteristics of any subordination to which such MBS may be subject; (viii) the terms on which the related Underlying Mortgage Loans for such MBS or the MBS may, or are required to, be purchased prior to their maturity, (ix) the terms on which Mortgage Loans may be substituted for those originally underlying the MBS, (x) the servicing fees payable under the MBS Agreement, (xi) to the extent available to the Depositor, the type of information in respect of the Underlying Mortgage Loans described under 'Description of the Trust Funds-- Mortgage Assets--Mortgage Loan Information in Prospectus Supplements' and (xii) the characteristics of any cash flow agreements that are included as part of the trust fund evidenced or secured by the MBS.

COLLECTION ACCOUNTS

     Each Trust Fund will include one or more accounts (collectively, the 'Collection Account') established and maintained on behalf of the Certificateholders into which the person or persons designated in the related Prospectus Supplement will deposit all payments and collections received or advanced with respect to the Mortgage Assets and other assets in the Trust Fund. A Collection Account may be maintained as an interest bearing or a non-interest bearing account, and funds held therein may be invested in certain short-term, investment grade obligations.

CREDIT SUPPORT

     If so provided in the related Prospectus Supplement, partial or full protection against certain defaults and losses on the Mortgage Assets in the related Trust Fund may be provided to one or more classes of Certificates in the related series in the form of subordination of one or more other classes of Certificates in such series or by one or more other types of credit support, such as a letter of credit, insurance policy for the Mortgage Loans, certificate guarantee insurance, guarantee, reserve fund or another type of credit support, or a combination thereof (any such coverage with respect to the Certificates of any series, 'Credit Support'). The amount and types of coverage, the identification of the entity providing the coverage (if applicable) and related information with respect to each type of Credit Support, if any, will be described in the Prospectus Supplement for a series of Certificates. See 'Risk Factors--Credit Support Limitations' and 'Description of Credit Support'.

CASH FLOW AGREEMENTS

     The Trust Fund may include guaranteed investment contracts pursuant to which moneys held in the funds and accounts established for the related series will be invested at a specified rate. The Trust Fund may also include certain other agreements, such as interest rate exchange agreements, interest rate cap or floor agreements, currency exchange agreements or similar agreements provided to reduce the effects of interest rate or currency exchange rate fluctuations on the Mortgage Assets on one or more classes of Certificates. The principal terms of any such guaranteed investment contract or other agreement (any such agreement, a 'Cash Flow Agreement'), including, without limitation, provisions relating to the timing, manner and amount of payments thereunder and provisions relating to the termination thereof, will be described in the Prospectus Supplement for the related series. In addition, the related Prospectus Supplement will provide certain information with respect to the obligor under any such Cash Flow Agreement.

                                USE OF PROCEEDS

     The net proceeds to be received from the sale of the Certificates will be applied by the Depositor primarily to the purchase of Trust Assets. Any remaining proceeds will be used by the Depositor for general corporate purposes (such as paying its allocable share of rent, administrative expenses and the cost of services rendered by employees of its affiliates) and transaction-specific expenses (including, but not limited to, obtaining any external credit enhancement, establishing any reserve funds and paying other costs incurred in connection with structuring and issuing the Certificates). The Depositor expects to sell the Certificates from time to time, but the timing and amount of offerings of Certificates will depend on a number of factors, including the volume of Mortgage Assets acquired by the Depositor, prevailing interest rates, availability of funds and general market conditions.

                              YIELD CONSIDERATIONS

GENERAL

     The yield on any Offered Certificate will depend on the price paid by the Certificateholder, the Pass-Through Rate of the Certificate, the receipt and timing of receipt of distributions on the Certificate and the weighted average life of the Mortgage Assets in the related Trust Fund. See 'Risk
Factors--Average Life of Certificates; Prepayments; Yields'.

PASS-THROUGH RATE


     Certificates of any class within a series may have fixed, variable or adjustable Pass-Through Rates, which may or may not be based upon the interest rates borne by the Mortgage Assets in the related Trust Fund. The Prospectus Supplement with respect to any series of Certificates will specify the Pass-Through Rate for each class of such Certificates or in the case of a variable or adjustable Pass-Through Rate, the method of determining the Pass-Through Rate; the effect, if any, of the prepayment of any Mortgage Asset on the Pass-Through Rate of one or more classes of Certificates; and whether the distributions of interest on the Certificates of any class will be dependent, in whole or in part, on the performance of any obligor under a Cash Flow Agreement. In the event that an election is made to treat the Trust Fund as a FASIT, the related Prospectus Supplement will describe the effect, if any, that any removal of Mortgage Assets and the related deposit of Replacement Mortgage Assets and any deposit of Additional Mortgage Assets may have on the Pass-Through Rates for the related classes of Certificates.


TIMING OF PAYMENT OF INTEREST AND PRINCIPAL

     Each payment of interest on the Certificates (or addition to the Certificate Balance of a class of Accrual Certificates) on a Distribution Date will include interest accrued during the Interest Accrual Period for such Distribution Date. If the Interest Accrual Period ends on a date other than a Distribution Date for the related series, the yield realized by the holders of such Certificates may be lower than the yield that would result in the Interest Accrual Period ended on such Distribution Date. In addition, interest accrued for an Interest Accrual period for one or more classes of Certificates may be calculated on the assumption that distributions of principal (and additions to the Certificate Balance of Accrual Certificates) and allocations of losses on the Mortgage Assets may be made on the first day of the Interest Accrual Period for a Distribution Date and not on such Distribution Date. Such method would produce a lower effective yield than if interest were calculated on the basis of the actual principal amount outstanding during an Interest Accrual Period. The Interest Accrual Period for any class of Offered Certificates will be described in the related Prospectus Supplement.

PRINCIPAL PREPAYMENTS

     The yield to maturity on the Certificates will be affected by the rate of principal payments on the Mortgage Assets (including principal prepayments on Mortgage Loans resulting from both voluntary prepayments by the mortgagors and involuntary liquidations). The rate at which principal prepayments occur on the Mortgage Loans will be affected by a variety of factors, including, without limitation, the terms of the Mortgage Loans, the level of prevailing interest rates, the availability of mortgage credit and economic, demographic, geographic, tax, legal and other factors. In general, however, if prevailing interest rates fall significantly below the Mortgage Rates on the Mortgage Loans comprising or underlying the Mortgage Assets in a particular Trust Fund, such Mortgage Loans are likely to be the subject of higher principal prepayments than if prevailing rates remain at or above the rates borne by such Mortgage Loans. In this regard, it should be noted that certain Mortgage Assets may consist of Mortgage Loans with different Mortgage Rates and the stated pass-through or pay-through interest rate of certain MBS may be a number of percentage points higher or lower than certain of the Underlying Mortgage Loans. The rate of principal payments on some or all of the classes of Certificates of a series will correspond to the rate of principal payments on the Mortgage Assets in the related Trust Fund and is likely to be affected by the existence of Lock-out Periods and Prepayment Premium provisions of the Mortgage Loans underlying or comprising such Mortgage Assets, and by the extent to which the servicer of any such Mortgage Loan is able to enforce such provisions. Mortgage Loans with a Lock-out Period or a Prepayment Premium provision, to the extent enforceable, generally would be expected to experience a lower rate of principal prepayments than otherwise identical Mortgage Loans without such provisions, with shorter Lock-out Periods or with lower Prepayment Premiums.

     If the purchaser of a Certificate offered at a discount calculates its anticipated yield to maturity based on an assumed rate of distributions of principal that is faster than that actually experienced on the Mortgage Assets, the actual yield to maturity will be lower than that so calculated. Conversely, if the purchaser of a Certificate offered at a premium calculates its anticipated yield to maturity based on an assumed rate of distributions or principal that is slower than that actually experienced on the Mortgage Assets, the actual yield to maturity will be lower than that so calculated. In either case, the effect of voluntary and involuntary prepayments of the Mortgage Assets on the yield on one or more classes of the Certificates of such series in the related Trust Fund may be mitigated or exacerbated by any provisions for sequential or selective distribution of principal to such classes.

     The timing of changes in the rate of principal payments on the Mortgage Assets may significantly affect an investor's actual yield to maturity, even if the average rate of distributions of principal is consistent with an investor's expectation. In general, the earlier a principal payment is received on the Mortgage Assets and distributed on a Certificate, the greater the effect on such investor's yield to maturity. The effect of an investor's yield of principal payments occurring at a rate higher (or lower) than the rate anticipated by the investor during a given period may not be offset by a subsequent like decrease (or increase) in the rate of principal payments.


     In the event that an election is made to treat the Trust Fund as a FASIT, to the extent the Depositor removes Mortgage Assets prior to a prepayment by the related borrower and substitutes Replacement Mortgage Assets in its place, such substitution may reduce the likelihood of a prepayment for Certificateholders and to the extent any Certificate was purchased at a discount, such substitution will reduce the actual yield to maturity. In addition, in the event that the Depositor elects to deposit Additional Mortgage Assets into the Trust Fund and to issue new Certificates corresponding to such Mortgage Assets, the credit enhancement provided to one or more classes of Certificates may increase or decrease and the weighted average life of one or more classes of Certificates may lengthen or shorten.


PREPAYMENTS--MATURITY AND WEIGHTED AVERAGE LIFE

     The rates at which principal payments are received on the Mortgage Assets included in or comprising a Trust Fund and the rate at which payments are made from any Credit Support or Cash Flow Agreement for the related series of certificates may affect the ultimate maturity and the weighted average life of each class of such series. Prepayments on the Mortgage Loans comprising or underlying the Mortgage Assets in a particular Trust Fund will generally accelerate the rate at which principal is paid on some or all of the classes of the Certificates of the related series.

     Weighted average life refers to the average amount of time that will elapse from the date of issue of a security until each dollar of principal of such security will be repaid to the investor. The weighted average life of a class of Certificates of a series will be influenced by the rate at which principal on the Mortgage Loans comprising or underlying the Mortgage Assets is paid to such class, which may be in the form of scheduled amortization or prepayments (for this purpose, the term 'prepayment' includes prepayments, in whole or in part, and liquidations due to default).

     In addition, the weighted average life of the Certificates may be affected by the varying maturities of the Mortgage Loans comprising or underlying the Mortgage Assets. If any Mortgage Loans comprising or underlying the Mortgage Assets in a particular Trust Fund have actual terms to maturity of less than those assumed in calculating final scheduled Distribution Dates for the classes of Certificates of the related series, one or more classes of such Certificates may be fully paid prior to their respective final scheduled Distribution Dates, even in the absence of prepayments. Accordingly, the prepayment experience of the Mortgage Assets will, to some extent, be a function of the mix of Mortgage Rates and maturities of the Mortgage Loans comprising or underlying such Mortgage Assets. See 'Description of the Trust Funds'.

     Prepayments on loans are also commonly measured relative to a prepayment standard or model, such as the Constant Prepayment Rate ('CPR') prepayment model or the Standard Prepayment Assumption ('SPA') prepayment model, each as described below. CPR represents a constant assumed rate of prepayment each month relative to the then outstanding principal balance of a pool of loans for the life of such loans. SPA represents an assumed rate of prepayment each month relative to the then outstanding principal balance of a pool of loans. A prepayment assumption of 100% SPA assumes prepayment rates of 0.2% per annum of the then outstanding principal balance of such loans in the first month of the life of the loans and an additional 0.2% per annum in each month thereafter until the thirtieth month. Beginning in the thirtieth month and in each month thereafter during the life of the loans, 100% of SPA assumes a constant prepayment rate of 6% per annum each month.

     Neither CPR nor SPA nor any other prepayment model or assumption purports to be a historical description of prepayment experience or a prediction of the anticipated rate of prepayment of any pool of loans, including the Mortgage Loans underlying or comprising the Mortgage Assets. Moreover, CPR and SPA were developed based upon historical prepayment experience for single-family loans. Thus, it is likely that prepayment of any Mortgage Loans comprising or underlying the Mortgage Assets for any series will not conform to any particular level of CPR or SPA.

     The Prospectus Supplement with respect to each series of Certificates will contain tables, if applicable, setting forth the projected weighted average life of each life of Offered Certificates of such series and the percentage of the Initial Certificate Balance of each such class that would be outstanding on specified Distribution Dates based on the assumptions stated in such Prospectus Supplement, including assumptions that prepayments on the Mortgage Loans comprising or underlying the related

Mortgage Assets are made at rates corresponding to various prepayment rates. Such tables and assumptions are intended to illustrate the sensitivity of weighted average life of the Certificates to various prepayment rates and will not be intended to predict or to provide information that will enable investors to predict the actual weighted average life of the Certificates. It is unlikely that prepayment of any Mortgage Loans comprising or underlying the Mortgage Assets for any series will conform to any particular prepayment rate.

OTHER FACTORS AFFECTING WEIGHTED AVERAGE LIFE

  TYPE OF MORTGAGE LOAN

     A number of Mortgage Loans may have balloon payments due at maturity, and because the ability of a mortgagor to make a balloon payment typically will depend upon its ability either to refinance the loan or to sell the related Mortgaged Property, there is a risk that a number of Mortgage Loans having balloon payments may default at maturity, or that the servicer may extend the maturity of such a Mortgage Loan in connection with a workout. In the case of defaults, recovery of proceeds may be delayed by, among other things, bankruptcy of the mortgagor or adverse conditions in the market where the property is located. In order to minimize losses on defaulted Mortgage Loans, the servicer may be given considerable flexibility to modify Mortgage Loans that are in default or as to which a default is reasonably foreseeable. Any defaulted balloon payment or modification that extends the maturity of a Mortgage Loan will tend to extend the weighted average life of the Certificates, thereby lengthening the period of time elapsed from the date of issuance of a Certificate until it is retired.


REMOVAL AND ADDITION OF MORTGAGE ASSETS



     In the event that an election is made to treat the Trust Fund as a FASIT, the deposit of Replacement Mortgage Assets or Additional Mortgage Assets with faster or slower rates of amortization and different prepayment provisions will affect the average life of each class of related Certificates. See 'Description of the Trust Fund--Addition and Removal of Mortgage Assets from the Trust Fund' herein.


FORECLOSURES AND PAYMENT PLANS

     The number of foreclosures and the principal amount of the Mortgage Loans comprising or underlying the Mortgage Assets that are foreclosed in relation to the number of Mortgage Loans that are repaid in accordance with their terms will affect the weighted average life of the Mortgage Loans comprising or underlying the Mortgage Assets and that of the related series of Certificates. Servicing decisions made with respect to the Mortgage Loans, including the use of payment plans prior to a demand for acceleration and the restructuring of Mortgage Loans in bankruptcy proceeds, may also have an effect upon the payment patterns of particular Mortgage Loans and thus the weighted average life of the Certificates.

DUE-ON-SALE AND DUE-ON-ENCUMBRANCE CLAUSES

     Acceleration of mortgage payments as a result of certain transfers of or the creation of encumbrances upon underlying Mortgaged Property is another factor affecting prepayment rates. A number of the Mortgage Loans comprising or underlying the Mortgage Assets may include 'due-on-sale' clauses or 'due-on-encumbrance' clauses that allow the holder of the Mortgage Loans to demand payment in full of the remaining principal balance of the Mortgage Loans upon sale or certain other transfers of or the creation of encumbrances upon the related Mortgaged Property. With respect to any Whole Loans, the Master Servicer will, if required by the related Agreement, on behalf of the Trust Fund, employ its usual practices in determining whether to exercise any such right that the Trustee may have as mortgagee to accelerate payment of the Whole Loan. See 'Certain Legal Aspects of Mortgage Loans--Due-on-Sale and Due-on-Encumbrance' and 'Description of the Agreements--Due-on-Sale and Due-on-Encumbrance Provisions'.

                                 THE DEPOSITOR

     Asset Securitization Corporation, the Depositor, is a Delaware corporation organized on June 23, 1992 for the purpose of acquiring Mortgage Assets and selling interests therein or bonds secured thereby. It is a wholly owned subsidiary of Nomura Asset Capital Corporation, which is in turn a wholly-owned subsidiary of Nomura Holding America Inc., a United States-based holding company, incorporated in Delaware, which is wholly owned by The Nomura Securities Co., Ltd., a Japanese corporation. The Nomura Securities Co., Ltd. is engaged in the domestic and international securities business. The Depositor maintains its principal office at Two World Financial Center--Building B, 21st Floor, New York, New York 10281-1198. Its telephone number is (212) 667-9300.

     The Depositor does not have, nor is it expected in the future to have, any significant assets.

                        DESCRIPTION OF THE CERTIFICATES

GENERAL

     The Certificates of each series (including any class of Certificates not offered hereby) will represent the entire beneficial ownership interest in the Trust Fund created pursuant to the related Agreement. Each series of Certificates will consist of one or more classes or subclasses of Certificates that may be senior (collectively, 'Senior Certificates') or subordinate (collectively, 'Subordinate Certificates') Certificates. Each series may consist of one or more of the types of Certificates described below.

     Types of Certificates classified by interest payments can include:

CATEGORY OF CLASS         DEFINITION
------------------------- ------------------------------------------------------

Ascending Rate........... Certificates that have predetermined Pass-Through
                          Rates that change one or more times on dates
                          determined before issuance.

Fixed Rate............... Certificates with Pass-Through Rates that are fixed throughout the life of such Certificates.

Floating Rate............ Certificates with Pass-Through Rates that are reset periodically based on an index and that vary directly
                          with changes in the index.

Inverse Floating Rate.... Certificates with Pass-Through Rates that are reset periodically based on an index and that vary inversely
                          with changes in the index.

Stripped Interest........ Certificates that receive some or all of the interest payments made on the underlying Mortgage Loans or
                          other Trust Fund assets and little or no principal.
                          Stripped Interest Certificates have either a nominal
                          or a notional principal amount. A nominal principal
                          amount represents actual principal that will be paid
                          on the class. It is referred to as nominal since it is
                          extremely small compared to other classes of
                          Certificates. A notional principal amount is the
                          amount used as a reference to calculate the amount of
                          interest due on a Stripped Interest Certificate that
                          is not entitled to any principal.

Stripped Principal....... Certificates that do not receive any interest.

WAC (or Weighted Average
  Coupon)................ Certificates whose Pass-Through Rate represents a blended interest rate that may change from period to
                          period.

Accrual.................. Certificates that accrete all or a portion of their interest, which is added to the outstanding principal
                          balance. This accretion may continue until the class
                          of Certificates begins receiving principal payments,
                          until some other event has occurred or until the class
                          is retired.

Types of Certificates classified by allocation of principal distributions can include:

PAC (or Planned
  Amortization
  Class)................. Certificates that are designed to receive principal payments using a predetermined schedule derived by
                          assuming two constant prepayment rates for the
                          underlying Mortgage Loans. A PAC schedule will reflect
                          a 'structuring range' both above and below the
                          Prepayment Assumption for the related series. The PAC
                          Certificates in any series may include two or more
                          'types'. The PAC Certificates within any typehave a
                          single structuring range. The different types have
                          different structuring ranges and/or different
                          principal payment priorities.

Scheduled................ Certificates that are designed to receive principal payments using a predetermined schedule, but that are
                          not designated as PAC or TAC Certificates. Classes
                          consisting of both PAC and TAC components are also
                          designated as Scheduled Classes.

Sequential Pay........... Certificates that receive principal payments in a prescribed sequence, that do not have predetermined
                          schedules and that under all circumstances receive
                          payments of principal continuously from the first
                          Distribution Date on which they receive principal
                          until they are retired. Sequential Pay Certificates
                          may receive principal payments concurrently with one
                          or more other classes of Sequential Pay Certificates.
                          A single class of Certificates that receives principal
                          payments before or after all other classes in the same
                          series may be identified as a Sequential Pay
                          Certificate.

Sticky Jump/Non-Sticky
  Jump................... Certificates whose principal payment priorities change temporarily or permanently upon the occurrence of one
                          or more 'trigger' events. A Sticky Jump Certificate
                          'jumps' to its new priority on the first Distribution
                          Date when the trigger condition is met and retains
                          ('sticks' to) that priority until retired. If the
                          principal payment change is not permanent, the
                          Certificate is referred to as a Non-Sticky Jump.

Strip.................... Certificates that receive a constant proportion, or
                          'strip', of the principal payments on the underlying
                          Mortgage Loans or other Trust Fund assets.

Support (or Companion)... Certificates that receive principal payments on any
                          Payment Date only if scheduled payments have been made on specified PAC, TAC and/or Scheduled Classes.

TAC (or Targeted
  Amortization
  Class)................. Certificates that are designed to receive principal payments using a predetermined schedule derived by
                          assuming a single constant prepayment rate for the
                          underlying Mortgage Loans. The TAC Certificates in any
                          series may include two or more 'types'. The different
                          types have different principal payment priorities
                          and/or have schedules that are derived from different
                          assumed prepayment rates.

Index Allocation Class... Certificates whose principal payment allocations are based on the value of an index.

     The Prospectus Supplement for any series including classes similar to any of those described above will contain a complete description of their characteristics and risk factors, including, as applicable, (i) mortgage principal prepayment effects on the weighted average lives of classes; (ii) the risk that Stripped Interest Certificates purchased at a premium may not return their purchase prices under rapid prepayment scenarios and (iii) the degree to which an investor's yield is sensitive to principal prepayment. Any class of Certificates may be divided into two or more subclasses of Certificates.

     Each class of Offered Certificates of a series will be issued in minimum denominations corresponding to Certificate Balances or, in case of Stripped Interest Certificates, notional amounts specified in the related Prospectus Supplement. The transfer of any Offered Certificates may be registered and such Certificates may be exchanged without the payment of any service charge payable in connection with such registration of transfer or exchange, but the Depositor or the Trustee or any agent thereof may require payment of a sum sufficient to cover any tax or other governmental charge. One or more classes of Certificates of a series may be issued in definitive form ('Definitive Certificates') or in book-entry form ('Book-Entry Certificates'), as provided in the related Prospectus Supplement. See 'Risk Factors--Book-Entry Registration' and 'Description of the Certificates--Book-Entry Registration and Definitive Certificates'. Definitive Certificates will be exchangeable for other Certificates of the same class and series of a like aggregate Certificate Balance or notional amount but of different authorized denominations. See 'Risk Factors-- Limited Liquidity' and '--Limited Assets'.


     In the event that an election is made to treat the Trust Fund as a FASIT, the Depositor may also have the right to issue new Certificates having a Certificate Balance equal to all or a portion of the aggregate outstanding principal balance of any Additional Mortgage Assets deposited into the Trust Fund. The new Certificates may be in the form of an increase in the Certificate Balance of an existing class of Certificates or in the form of a new class of Certificates. The related Prospectus Supplement will set forth the terms and conditions under which the Depositor may issue such new Certificates. See 'Description of the Trust Fund--Addition and Removal of Mortgage Assets from the Trust Fund' herein.


DISTRIBUTIONS

     Distributions allocable to principal and interest on the Certificates of each series will be made by or on behalf of the Trustee on each Distribution Date as specified in the related Prospectus Supplement from the Available Funds for such series on such Distribution Date. Distributions (other than the final distribution) will be made to the persons in whose names the Certificates are registered (the 'Record Date'), and the amount of each distribution will be determined (the 'Determination Date') as of the close of business on the date specified in the related Prospectus Supplement. All distributions with respect to each class of Certificates on each Distribution Date will be allocated pro rata among the outstanding Certificates in such class. Payments will be made either by wire transfer in immediately available funds to the account of a Certificateholder at a bank or other entity having appropriate facilities therefor, if such Certificateholder has so notified the Trustee or its designee no later than the date specified in the related Prospectus Supplement (and, if so provided in the related Prospectus Supplement, holds Certificates in the requisite amount specified therein), or by check mailed to the address of the person entitled thereto as it appears on the Certificate Register; provided, however, that the final distribution in retirement of the Certificates (whether Definitive Certificates or Book-Entry Certificates) will be made only upon presentation and surrender of the Certificates at the office or agency of the Trustee or its agent specified in the notice to Certificateholders of such final distribution.

AVAILABLE FUNDS

     All distributions on the Certificates of each series on each Distribution Date will be made from the Available Funds described below, in accordance with the terms described in the related Prospectus Supplement. 'Available Funds' for each Distribution Date will generally equal the sum of the following amounts:

     (i) the total amount of all cash on deposit in the related Collection Account as of the corresponding Determination Date, exclusive of:

     (a) all scheduled payments of principal and interest collected but due on a date subsequent to the related Collection Period (a 'Collection Period' with respect to any Distribution Date will usually commence on the second day of the month in which the immediately preceding Distribution Date occurs, or the day after Cut-off Date in the case of the first Collection Period, and will end on the first day of the month of the related Distribution Date).

     (b) all prepayments, together with related payments of the interest thereon, Liquidation Proceeds, Insurance Proceeds, and other unscheduled recoveries received subsequent to the related Prepayment Period, as defined in the related Prospectus Supplement, and

     (c) all amounts in the Collection Account that are due or reimbursable to the Depositor, the Trustee, a Mortgage Asset Seller, a Sub-Servicer or the Master Servicer or that are payable in respect of certain expenses of the related Trust Fund;

     (ii) if the related Prospectus Supplement so provides, interest or investment income on amounts on deposit in the Collection Account, including any net amounts paid under any Cash Flow Agreements;

     (iii) all advances made by a Master Servicer with respect to such Distribution Date;

     (iv) if and to the extent the related Prospectus Supplement so provides, amounts paid by a Master Servicer with respect to interest shortfalls resulting from voluntary and involuntary prepayments during the related Prepayment Period; and

     (v) to the extent not on deposit in the related Collection Account as of the corresponding Determination Date, any amounts collected under, from or in respect of any Credit Support with respect to such Distribution Date.

     As described below, the entire Available Distribution Amount will be distributed among the related Certificates (including any Certificates not offered hereby) on each Distribution Date, and accordingly will be released from the Trust Fund and will not be available for any future distributions.

DISTRIBUTIONS OF INTEREST ON THE CERTIFICATES

     Each class of Certificates (other than classes of Stripped Principal Certificates that have no Pass-Through Rate) may have a different Pass-Through Rate, which may be a fixed, variable or adjustable Pass-Through Rate. The related Prospectus Supplement will specify the Pass-Through Rate for each class or, in the case of a variable or adjustable Pass-Through Rate, the method for determining the Pass-Through Rate. Interest on the Certificates will typically be calculated on the basis of a 360-day year consisting of twelve 30-day months.

     Distributions of interest in respect of the Certificates of any class will be made on each Distribution Date (other than any class of Accrual Certificates, which will be entitled to distributions of accrued interest commencing only on the Distribution Date, or under the circumstances, specified in the related Prospectus Supplement, and any class of Stripped Principal Certificates that are not entitled to any distributions of interest) based on the Accrued Certificate Interest for such class and such Distribution Date, subject to the sufficiency of the portion of the Available Distribution Amount allocable to such class on such Distribution Date. Prior to the time interest is distributable on any class of Accrual Certificates, Accrued Certificate Interest on such class will be added to the Certificate Balance thereof on each Distribution Date. With respect to each class of Certificates and each Distribution Date (other than certain classes of Stripped Interest Certificates), 'Accrued Certificate Interest' will be equal to interest accrued during the related Interest Accrual Period on the outstanding Certificate Balance thereof immediately prior to the Distribution Date, at the applicable Pass-Through Rate, reduced to reflect prepayment interest shortfalls as described below (for this purpose, the term 'prepayment' includes prepayments, in whole or in part, and liquidations due to default). Accrued Certificate Interest on Stripped Interest Certificates will be equal to interest accrued on the outstanding notional amount thereof immediately prior to each Distribution Date, at the applicable Pass-Through Rate, reduced as described below. The method of determining the notional amount for any class of Stripped Interest Certificates will be described in the related Prospectus Supplement. Reference to notional amount is solely for convenience in certain calculations and does not represent the right to receive any distributions of principal. The Accrued Certificate Interest on each class of Certificates will be reduced in the event of prepayment interest shortfalls, which are shortfalls in collections of interest for a full accrual period resulting from prepayments prior to the due date in such accrual period on the Mortgage Loans comprising or underlying the Mortgage Assets in the Trust Fund for the related series, with such shortfall allocated among all of the classes of Certificates of that series in the manner specified in the related Prospectus Supplement. See 'Risk Factors--Average Life of Certificates; Prepayments; Yields' and 'Yield Considerations'.

DISTRIBUTIONS OF PRINCIPAL OF THE CERTIFICATES

     The Certificates of each series, other than certain classes of Stripped Interest Certificates, will have a 'Certificate Balance' which, at any time, will equal the then maximum amount that the holder will be entitled to receive in respect of principal out of the future cash flow on the Mortgage Assets and other assets included in the related Trust Fund. The outstanding Certificate Balance of a Certificate will be reduced to the extent of distributions of principal thereon from time to time, and by the amount of losses allocated to such Certificate incurred in respect of the related Mortgage Assets, may be increased in respect of deferred interest on the related Mortgage Loans to the extent provided in the related Prospectus Supplement and, in the case of Accrual Certificates prior to the Distribution Date on which distributions of interest are required to commence, will be increased by any Accrued Certificate Interest. The initial aggregate Certificate Balance of all classes of Certificates of a series will not be greater than the outstanding aggregate principal balance of the related Mortgage Assets as of the applicable Cut-off Date. The initial aggregate Certificate Balance of a series and each class thereof will be specified in the related Prospectus Supplement. Distributions of principal will be made on each Distribution Date to the class or classes of Certificates entitled thereto in accordance with the provisions described in such Prospectus Supplement until the Certificate Balance of such class has been reduced to zero. Stripped Interest Certificates with no Certificate Balance are not entitled to any distributions of principal.

DISTRIBUTIONS ON THE CERTIFICATES OF PREPAYMENT PREMIUMS OR IN RESPECT OF EQUITY PARTICIPATIONS

     Prepayment Premiums or payments in respect of Equity Participations that are collected on the Mortgage Assets in the related Trust Fund will be distributed on each Distribution Date to the class or classes of Certificates entitled thereto in accordance with the provisions described in the related Prospectus Supplement.

ALLOCATION OF LOSSES AND SHORTFALLS

     With respect to a series of Certificates consisting of one or more classes of Subordinate Certificates, on any Distribution Date in respect of which losses or shortfalls in collections on the Mortgage Assets have been incurred, the amount of such losses or shortfalls will be borne first by a class of Subordinate Certificates in the priority and manner and subject to the limitations specified in the related Prospectus Supplement. See 'Description of Credit Support' for a description of the types of protection that may be included in a Trust Fund against losses and shortfalls on Mortgage Assets comprising such Trust Fund.

ADVANCES IN RESPECT OF DELINQUENCIES

     With respect to any series of Certificates evidencing an interest in a Trust Fund consisting of Mortgage Assets other than MBS, the Master Servicer, if required by the related Agreement, will be required as part of its servicing responsibilities to advance on or before each Distribution Date its own funds or funds held in the Collection Account that are not included in the Available Funds for such Distribution Date, in an amount equal to the aggregate of payments of principal (other than any balloon payments) and interest (net of related servicing fees and Retained Interest) that were due on the Whole Loans in such Trust Fund during the related Collection Period and were delinquent on the related Determination Date, subject to the Master Servicer's good faith determination that such advances will be reimbursable from (a) Related Proceeds (as defined below) or (b) in the case of a series of Certificates that includes one or more classes of Subordinate Certificates and if so provided in the related Prospectus Supplement, the greater of (x) the outstanding Certificate Balance of such Subordinate Certificates and (y) Related Proceeds. See 'Description of Credit Support'.

     Advances are intended to maintain a regular flow of scheduled interest and principal payments to holders of the class or classes of Certificates entitled thereto, rather than to guarantee or insure against losses. Advances of the Master Servicer's funds

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
will typically be reimbursable only out of related recoveries on the Mortgage Loans (including amounts received under any form of Credit Support) respecting which such advances were made (as to any Mortgage Loan, 'Related Proceeds'); provided, however, that any such advance will be reimbursable from any amounts in the Collection Account to the extent that the Master Servicer shall determine that such advance (a 'Nonrecoverable Advance') is not ultimately recoverable from Related Proceeds. If advances have been made by the Master Servicer from excess funds in the Collection Account, the Master Servicer is required to replace such funds in the Collection Account on any future Distribution Date to the extent that funds in the Collection Account on such Distribution Date are less than payments required to be made to Certificateholders on such date. The obligations of the Master Servicer to make advances may be secured by a cash advance reserve fund or a surety bond. Information regarding the characteristics of, and the identity of any obligor on, any such surety bond, will be set forth in the related Prospectus Supplement.

     The Master Servicer will be entitled to receive interest at the rate specified in the related Prospectus Supplement on its outstanding advances and will be entitled to pay itself such interest periodically from general collections on the Mortgage Loans prior to any payment to Certificateholders or as otherwise provided in the related Agreement and described in such Prospectus Supplement.

     The Prospectus Supplement for any series of Certificates evidencing an interest in a Trust fund that includes MBS will describe any corresponding advancing obligation of any person in connection with such MBS.

REPORTS TO CERTIFICATEHOLDERS

     With each distribution to holders of any class of Certificates of a series, a Master Servicer or the Trustee, as provided in the related Prospectus Supplement, will forward or cause to be forwarded to each such holder, to the Depositor and to such other parties as may be specified in the related Agreement, a statement setting forth, in each case to the extent applicable and available:

     (i) the amount of such distribution to holders of Certificates of such class applied to reduce the Certificate Balance thereof;

     (ii) the amount of such distribution to holders of Certificates of such class allocable to Accrued Certificate Interest;

     (iii) the amount of such distribution allocable to (a) Prepayment Premiums and (b) payments on account of Equity Participations;

     (iv) the amount of related servicing compensation received by a Master Servicer, any Special Servicer and any Sub-Servicer and such other customary information as any such Master Servicer or the Trustee deems necessary or desirable, or that a Certificateholder reasonably requests, to enable Certificateholders to prepare their tax returns;

     (v) the aggregate amount of advances included in such distribution, and the aggregate amount of unreimbursed advances at the close of business on such Distribution Date;

     (vi) the aggregate principal balance of the Mortgage Assets at the close of business on such Distribution Date;

     (vii) the number and aggregate principal balance of Mortgage Loans in respect of which (a) one scheduled payment is delinquent, (b) two scheduled payments are delinquent, (c) three or more scheduled payments are delinquent and
(d) foreclosure proceedings have been commenced;

     (viii) with respect to each Mortgage Loan that is delinquent two or more months, (a) the loan number thereof, (b) the unpaid balance thereof, (c) whether the delinquency is in respect of any balloon payment, (d) the aggregate amount of unreimbursed servicing expenses and unreimbursed advances in respect thereof,
(e) the aggregate amount of any interest accrued and payable on related servicing expenses and related advances assuming such Mortgage Loan is subsequently liquidated through foreclosure, (f) whether a notice of acceleration has been sent to the mortgagor and, if so, the date of such notice,
(g) whether foreclosure proceedings have been commenced and, if so, the date so commenced and (h) if such Mortgage Loan is more than three months delinquent and foreclosure has not been commenced, the reason therefor;

     (ix) with respect to any Whole Loan liquidated during the related Collection Period or Prepayment Period, as applicable (other than by payment in full), (a) the loan number thereof, (b) the manner in which it was liquidated,
(c) the aggregate amount of liquidation proceeds received, (d) the portion of such liquidation proceeds payable or reimbursable to the Master Servicer in respect of such Mortgage Loan and (e) the amount of any loss to Certificateholders;

     (x) with respect to each REO Property relating to a Whole Loan and included in the Trust Fund as of the end of the related Collection Period or Prepayment Period, as applicable, (a) the loan number of the related Mortgage Loan, (b) the date of acquisition, (c) the book value, (d) the principal balance of the related Mortgage Loan immediately following such Distribution Date (calculated as if such Mortgage Loan were still outstanding taking into account certain limited modifications to the terms thereof specified in the Agreement), (e) the aggregate amount of unreimbursed servicing expenses and unreimbursed advances in respect thereof and (f) if applicable, the aggregate amount of interest accrued and payable on related servicing expenses and related advances;

     (xi) with respect to any such REO Property sold during the related Due Period or Prepayment Period, as applicable, (a) the loan number of the related Mortgage Loan, (b) the aggregate amount of sale proceeds, (c) the portion of such sales proceeds payable or reimbursable to the Master Servicer or a Special Servicer in respect of such REO Property or the related Mortgage Loan and (d) the amount of any loss to Certificateholders in respect of the related Mortgage Loan;

     (xii) the aggregate Certificate Balance or notional amount, as the case may be, of each class of Certificates (including any class of Certificates not offered hereby) at the close of business on such Distribution Date, separately identifying any reduction in such Certificate Balance due to the allocation of any loss and increase in the Certificate Balance of a class of Accrual Certificates in the event that Accrued Certificate Interest has been added to such balance;

     (xiii) the aggregate amount of principal prepayments made during the related Prepayment Period;

     (xiv) the amount deposited in the reserve fund, if any, on such Distribution Date;

     (xv) the amount remaining in the reserve fund, if any, as of the close of business on such Distribution Date;

     (xvi) the aggregate unpaid Accrued Certificate Interest, if any, on each class of Certificates at the close of business on such Distribution Date;

     (xvii) in the case of Certificates with a variable Pass-Through Rate, the Pass-Through Rate applicable to such Distribution Date, as calculated in accordance with the method specified in the related Prospectus Supplement;

     (xviii) in the case of Certificates with an adjustable Pass-Through Rate, for statements to be distributed in any month in which an adjustment date occurs, the adjustable Pass-Through Rate applicable to the next succeeding Distribution Date as calculated in accordance with the method specified in the related Prospectus Supplement;

     (xix) as to any series which incudes Credit Support, the amount of coverage of each instrument of Credit Support included therein as of the close of business on such Distribution Date; and

     (xx) the aggregate amount of payments by the mortgagors of (a) default interest, (b) late charges and (c) assumption and modification fees collected during the related Collection Period or Prepayment Period, as applicable. In the case of information furnished pursuant to subclauses (i)-(iv) above, the amounts shall be expressed as a dollar amount per minimum denomination of Certificates or for such other specified portion thereof. The Prospectus Supplement for each series of Offered Certificates will describe any additional information to be included in reports to the holders of such Certificates.


     In addition, in the event that an election is made to treat the Trust Fund as a FASIT, the related Prospectus Supplement will set forth the manner in which Certificateholders will be informed of the removal of any Mortgage Assets from, and the deposit of any Replacement Mortgage Assets or Additional Mortgage Assets to, the Trust Fund.


     Within a reasonable period of time after the end of each calendar year, the Master Servicer, if any, or the Trustee, as provided in the related Prospectus Supplement, shall furnish to each person who at any time during the calendar year was a holder of a Certificate a statement containing the information set forth in subclauses (i)-(iv) above, aggregated for such calendar year or the applicable portion thereof during which such person was a Certificateholder. Such obligation of the Master Servicer or the Trustee shall be deemed to have been satisfied to the extent that substantially comparable information shall be provided by the Master Servicer or the Trustee pursuant to any requirements of the Code as are from time to time in force. See 'Description of the Certificates-- Book-Entry Registration and Definitive Certificates'.

TERMINATION

     The obligations created by the Agreement for each series of Certificates will terminate upon the payment to Certificateholders of that series of all amounts held in the Collection Account or by the Master Servicer, if any, or the Trustee and required to be paid to them pursuant to such Agreement following the earlier of (i) the final payment or other liquidation of the last Mortgage Asset subject thereto or the disposition of all property acquired upon foreclosure of any Mortgage Loan subject thereto and (ii) the purchase of all of the assets of the Trust Fund by the party entitled to effect such termination. In no event, however, will the trust created by the Agreement continue beyond the date specified in the related Prospectus Supplement. Written notice of termination of the Agreement will be given to each Certificateholder, and the final distribution will be made only upon surrender and cancellation of the Certificates at an office or agency appointed by the Trustee, which will be specified in the notice of termination.

     If so specified in the related Prospectus Supplement, upon the reduction of the aggregate Certificate Balance of a series of Certificates by a specified percentage (which percentage will exceed 90%), certain parties (which may include the Depositor, the

Servicer, the Special Servicer, the holders of certain Classes of Certificates or such other party as is identified therein) will have the option to effect an early termination through the repurchase of the assets in the related Trust Fund by the party specified therein. If so provided in the related Prospectus Supplement, the party specified therein will solicit bids for the purchase of all assets of the Trust Fund under the circumstances and in the manner set forth therein; provided, however, that the Trustee will not be permitted to accept any bid for the purchase of the assets of such Trust Fund which is less than the greater of (1) the aggregate fair market value of all the Mortgage Loans and REO Properties then included in the Trust Fund, as mutually determined by the Master Servicer and the Trustee, and (2) the sum of (i) the aggregate Purchase Price of all the Mortgage Loans then included in the Trust Fund, (ii) the aggregate amount of unreimbursed advances, if any, with interest thereon at the rate specified in the related Prospectus Supplement and (iii) the fair market value of all REO Properties then included in the Trust Fund, as determined by an appraiser mutually agreed upon by the Master Servicer and the Trustee. Upon the termination of a Trust Fund and the sale of the assets of the Trust Fund neither the Trust Fund, the Trustee, the Depositor, the Master Servicer, the Special Servicer nor the holders of any Class of Certificates will have any liability with respect to the sale of the assets of the Trust Fund; provided however that the foregoing will not limit or otherwise affect any Certificateholders rights under any of the federal securities laws. In the event that the fair market value of any REO Properties included in the Trust Fund at the time of any such termination is less than the principal balance of the related Mortgage Loans, a Realized Loss may occur in connection with such termination.

BOOK-ENTRY REGISTRATION AND DEFINITIVE CERTIFICATES

     If so provided in the Prospectus Supplement for a series of Certificates, the Offered Certificates of one or more classes of such series will be issued as Book-Entry Certificates, and each such class will be represented by one or more single Certificates registered in the name of the depository, The Depository Trust Company ('DTC').

     DTC is a limited-purpose trust company organized under the laws of the State of New York, a member of the Federal Reserve System, a 'clearing corporation' within the meaning of the UCC and a 'clearing agency' registered pursuant to the provisions of Section 17A of the Exchange Act. DTC was created to hold securities for its participating organizations ('Participants') and facilitate the clearance and settlement of securities transactions between Participants through electronic book-entry changes in their accounts, thereby eliminating the need for physical movement of certificates. Participants include Nomura Securities International, Inc., securities brokers and dealers, banks, trust companies and clearing corporations and may include certain other organizations. Indirect access to the DTC system also is available to others such as banks, brokers, dealers and trust companies that clear through or maintain a custodial relationship with a Participant, either directly or indirectly ('Indirect Participants').

     Holders of Certificates that are not Participants or Indirect Participants but desire to purchase, sell or otherwise transfer ownership of, or other interests in, Offered Certificates may do so only through Participants and Indirect Participants. In addition, such Certificateholders will receive all distributions of principal of and interest on the Offered Certificates from the Trustee or the applicable paying agent through DTC and its Participants. Under a book-entry format, Certificateholders will receive payments after the related Distribution Date because, while payments are required to be forwarded to Cede & Co. ('Cede'), as nominee for DTC, on each such date, DTC will forward such payments to its Participants which thereafter will be required to forward them to Indirect Participants or Certificateholders. The only 'Certificateholder' (as such term is used in the Agreement) will be Cede, as nominee of DTC, and the Certificateholders will not be recognized by the Trustee as Certificateholders under the Agreement. Certificateholders will be permitted to exercise the rights of Certificateholders under the related Agreement only indirectly through DTC and its Participants who in turn will exercise their rights through DTC.

     Under the rules, regulations and procedures creating and affecting DTC and its operations, DTC is required to make book-entry transfers among Participants on whose behalf it acts with respect to the Certificates and is required to receive and transmit distributions of principal and interest on the Certificates. Participants and Indirect Participants with which Certificateholders have accounts with respect to the Certificates similarly are required to make book-entry transfers and receive and transmit such payments on behalf of their respective Certificateholders.

     Because DTC can act only on behalf of Participants, who in turn act on behalf of Indirect Participants and certain banks, the ability of a Certificateholder to pledge Certificates to persons or entities that do not participate in the DTC system, or otherwise take actions in respect of such Certificates, may be limited due to the lack of a physical certificate for such Certificates.

     DTC has advised the Depositor that it will take any action permitted to be taken by a Certificateholder under an Agreement only at the direction of one or more Participants to whose account with DTC the Certificates are credited.

     Certificates initially issued in book-entry form will be issued in fully registered, certificated form to Certificateholders or their nominees ('Definitive Certificates'), rather than to DTC or its nominee only if (i) the Depositor advises the Trustee in writing that DTC is no longer willing or able to properly discharge its responsibilities as depository with respect to the Certificates and the

Depositor is unable to locate a qualified successor or (ii) the Depositor, at its option, elects to terminate the book-entry system through DTC.

     Upon the occurrence of any of the events described in the immediately preceding paragraph, DTC is required to notify all Participants of the availability through DTC of Definitive Certificates for the Certificates. Under surrender by DTC of the certificate or certificates representing such Certificates and instructions for reregistration, the Trustee will issue such Certificates in the form of Definitive Certificates, and thereafter the Trustee will recognize the holders of such Definitive Certificates as Certificateholders under the Agreement. In the event that Definitive Certificates are issued or DTC ceases to be the clearing agency for the Certificates, the Agreement will provide that the applicable Certificateholders will be notified of such event.

                         DESCRIPTION OF THE AGREEMENTS

     The Certificates of each series evidencing interests in a Trust Fund consisting of Mortgage Loans will be issued pursuant to a Pooling and Servicing Agreement among the Depositor, a Master Servicer, any Special Servicer appointed as of the date of the Pooling and Servicing Agreement and the Trustee. The Certificates of each series evidencing interests in a Trust Fund consisting exclusively of MBS will be issued pursuant to a Trust Agreement between the Depositor and a Trustee. Any Master Servicer, any such Special Servicer and the Trustee with respect to any series of Certificates will be named in the related Prospectus Supplement. The provisions of each Agreement will vary depending upon the nature of the Certificates to be issued thereunder and the nature of the related Trust Fund. A form of a Pooling and Servicing Agreement has been filed as an exhibit to the Registration Statement of which this Prospectus is a part. The following summaries describe certain provisions that may appear in each Agreement. The Prospectus Supplement for a series of Certificates will describe any provision of the Agreement relating to such series that materially differs from the description thereof contained in this Prospectus. The summaries do not purport to be complete and are subject to, and are qualified in their entirety by reference to, all of the provisions of the Agreement for each Trust Fund and the related Prospectus Supplement. As used herein with respect to any series, the term 'Certificate' refers to all of the Certificates of that series, whether or not offered hereby and by the related Prospectus Supplement, unless the context otherwise requires. The Depositor will provide a copy of the Agreement (without exhibits) relating to any series of Certificates without charge upon written request of a holder of a Certificate of such series addressed to Asset Securitization Corporation, Two World Financial Center-- Building B, 21st Floor, New York, New York 10281-1198. Attention: Secretary.

ASSIGNMENT OF MORTGAGE ASSETS; REPURCHASES

     At the time of issuance of any series of Certificates, the Depositor will cause the Mortgage Assets included in the related Trust Fund to be assigned to the Trustee, together with all principal and interest received by or on behalf of the Depositor on or with respect to such Mortgage Assets after the Cut-off Date, other than principal and interest due on or before the Cut-off Date and other than any Retained Interest. The Trustee will, concurrently with such assignment, deliver the Certificates to the Depositor in exchange for the Mortgage Assets and the other assets comprising the Trust Fund for such series. Each Mortgage Asset will be identified in a schedule appearing as an exhibit to the related Agreement. Such schedule will include detailed information in respect of each Mortgage Loan included in the related Trust Fund such as the address of the related Mortgaged Property and type of such property, the Mortgage Rate and, if applicable, the applicable index, margin, adjustment date and any rate cap information, the original and remaining term to maturity, the original and outstanding principal balance and balloon payment, if any, the Value, Loan-to-Value Ratio and Debt Service Coverage Ratio as of the date indicated and payment and prepayment provisions, if applicable and in respect of each MBS included in the related Trust Fund, including without limitation, the MBS Issuer, MBS Servicer and MBS Trustee, the pass-through or bond rate or formula for determining such rates, the issue date and original and remaining term to maturity, if applicable, the original and outstanding principal amount and payment provisions, if applicable.

     With respect to each Whole Loan, the Depositor will deliver or cause to be delivered to the Trustee (or to the custodian hereinafter referred to) certain loan documents, including the Mortgage Note endorsed, without recourse, to the order of the Trustee, the Mortgage with evidence of recording indicated thereon (except for any Mortgage not returned from the public recording office, in which case the Depositor will deliver or cause to be delivered a copy of such Mortgage together with its certificate that the original of such Mortgage was delivered to such recording office) and an assignment of the Mortgage to the Trustee in recordable form. The Depositor will promptly cause the assignment of each related Whole Loan to be recorded in the appropriate public office for real property records, except in the State of California or in other states where, in the opinion of counsel acceptable to the Trustee, such recording is not required to protect the Trustee's interest in the Whole Loan against the claim of any subsequent transferee or any successor to or creditor of the Depositor, the Master Servicer, the relevant Mortgage Asset Seller or any other prior holder of the Whole Loan.

     The Trustee (or the custodian) will review such Whole Loan documents within a specified period of days after receipt thereof, and the Trustee (or the custodian) will hold such documents in trust for the benefit of the Certificateholders. If any such document is found to be missing or defective in any material respect, the Trustee (or such custodian) shall take such action as required in the Agreement, which may include immediately notifying the Master Servicer and the Depositor. If the Mortgage Asset Seller, upon notification, cannot cure the omission or defect within a specified number of days after receipt of such notice, the Mortgage Asset Seller will be obligated, within a specified number of days of receipt of such notice, to repurchase the related Whole Loan from the Trustee at the Purchase Price or substitute for such Mortgage Loan. There can be no assurance that a Mortgage Asset Seller will fulfill this repurchase or substitution obligation. Although the Master Servicer is obligated to use its best efforts to enforce such obligation to the extent of its obligations with respect to a Warranting Party as described under '--Representations and Warranties; Repurchases', neither the Master Servicer nor the Depositor will be obligated to repurchase or substitute for such Mortgage Loan if the Mortgage Asset Seller defaults on its obligation. This repurchase or substitution obligation may constitute the sole remedy available to the Certificateholders or the Trustee for omission of, or a material defect in, a constituent document.

     With respect to each MBS, the Depositor will deliver or cause to be delivered to the Trustee (or the custodian) the original certificate or other definitive evidence of the MBS, together with bond power or other instruments, certifications or documents required to transfer fully the MBS to the Trustee for the benefit of the Certificateholders in accordance with the related MBS Agreement. The Depositor will promptly cause the Trustee to be registered, with the applicable persons, as the holder of the MBS.

REPRESENTATIONS AND WARRANTIES; REPURCHASES

     The Depositor may make or assign certain representations and warranties pursuant to the related Agreement with respect to each Whole Loan constituting a Mortgage Asset in the related Trust Fund, as of a specified date (the person making such representations and warranties, the 'Warranting Party') covering, by way of example, the following types of matters: (i) the accuracy of the information set forth for such Whole Loan on the schedule of Mortgage Assets appearing as an exhibit to the Agreement; (ii) the existence of title insurance insuring the lien priority of the Whole Loan; (iii) the authority of the Mortgage Asset Seller to sell the Whole Loan; (iv) the payment status of the Whole Loan and the status of payments of taxes, assessments and other charges affecting the related Mortgaged Property; (v) the existence of customary provisions in the related Mortgage Note and Mortgage to permit realization against the Mortgaged Property of the benefit of the security of the Mortgage; and (vi) the existence of hazard and extended perils insurance coverage on the Mortgaged Property.

     Any Warranting Party shall be a Mortgage Asset Seller or an affiliate thereof or such other person acceptable to the Depositor and shall be identified in the related Prospectus Supplement.

     Representations and warranties made in respect of a Whole Loan may have been made as of a date prior to the applicable Cut-off Date. A substantial period of time may have elapsed between such date and the date of initial issuance of the related series of Certificates evidencing an interest in such Whole Loan. In the event of a breach of any such representation or warranty, the Warranting Party may be obligated pursuant to the related Agreement to cure such breach or repurchase or replace the affected Whole Loan as described below. Since the representations and warranties may not address events that may occur following the date as of which they were made, the Warranting Party will have a cure, repurchase or substitution obligation in connection with a breach of such a representation and warranty only if the relevant event that causes such breach occurs prior to such date. Such party would have no such obligations if the relevant event that causes such breach occurs after such date. However, the Depositor will not include any Whole Loan in the Trust Fund for any series of Certificates if anything has come to the Depositor's attention that would cause it to believe that the representations and warranties made in respect of such Whole Loan will not be accurate and complete in all material respects as of the date of initial issuance of the related series of Certificates.

     Each Agreement will provide that the Master Servicer and/or Trustee will be required to notify promptly the relevant Warranting Party of any breach of any representation or warranty made by or on behalf of it in respect of a Whole Loan that materially and adversely affects the value of such Mortgage Loan or the interests therein of the Certificateholders. If such Warranting Party cannot cure such breach within a specified period following the date on which such party was notified of such breach, then such Warranting Party will be obligated to repurchase such Mortgage Loan from the Trustee within a specified period from the date on which the Warranting Party was notified of such breach, at the Purchase Price therefor. As to any Whole Loan, the 'Purchase Price' will typically equal to the sum of the unpaid principal balance thereof plus unpaid accrued interest thereon at the Mortgage Rate from the date as to which interest was last paid to the end of the accrual period in which the relevant purchase is to occur. If so provided in the Prospectus Supplement for a series, a Warranting Party, rather than repurchase a Mortgage Loan as to which a breach has occurred, will have the option, within a specified period after initial issuance of such series of Certificates, to cause the removal of such Mortgage Loan from the Trust Fund and substitute in its place one or more other Whole Loans, in accordance with the standards described in the related Prospectus Supplement. The Master Servicer will be required under the applicable Agreement to use its best efforts to enforce such obligations of the Warranting Party for the benefit of the Trustee and the holders of the Certificates, following the practices it would employ in its good faith business judgment were it the owner of such Whole Loan. This repurchase or substitution obligation will constitute the sole remedy available to holders of Certificates or the Trustee for a breach of representation by a Warranting Party.

     Neither the Depositor (except to the extent that it is the Warranting Party) nor the Master Servicer will be obligated to purchase or substitute for a Whole Loan if a Warranting Party defaults on its obligation to do so, and no assurance can be given that Warranting Parties will carry out such obligations with respect to Whole Loans.

     With respect to a Trust Fund that includes MBS, the related Prospectus Supplement will describe any representations or warranties made or assigned by the Depositor with respect to such MBS, the person making them and the remedies for breach thereof.

     A Master Servicer will make certain representations and warranties regarding its authority to enter into, and its ability to perform its obligations under, the related Agreement. Upon a breach of any such representation of the Master Servicer which materially and adversely affects the interests of the Certificateholders, the Master Servicer will be obligated to cure the breach in all material respects.

PAYMENTS ON MORTGAGE ASSETS; DEPOSITS TO COLLECTION ACCOUNT

     The Master Servicer, if any, and/or the Trustee will, as to each Trust Fund, establish and maintain or cause to be established and maintained one or more Collection Accounts for the collection of payments on the related Mortgage Assets, which must be either (i) maintained with a bank or trust company, and in a manner, satisfactory to the Rating Agency or Agencies rating any class of Certificates of such series or (ii) an account or accounts the deposits in which are insured by the Bank Insurance Fund ('BIF') or the Savings Association Insurance Fund ('SAIF') of the Federal Deposit Insurance Corporation ('FDIC') (to the limits established by the FDIC) and the uninsured deposits in which are otherwise secured such that the Certificateholders have a claim with respect to the funds in the Collection Account or a certified first priority security interest against any collateral securing such funds that is superior to the claims of any other depositors or general creditors of the institution with which the Collection Account is maintained. The collateral eligible to secure amounts in the Collection Account is limited to United States government securities and other investment grade investments specified in the Agreement ('Permitted Investments'). A Collection Account may be maintained as an interest bearing or a non-interest bearing account and the funds held therein may be invested pending each succeeding Distribution Date in Permitted Investments. Any interest or other income earned on funds in the Collection Account will generally be paid to a Master Servicer or its designee as additional servicing compensation. The Collection Account may be maintained with an institution that is an affiliate of the Master Servicer, if applicable, provided that such institution meets the standards set forth above. If permitted by the Rating Agency or Agencies and so specified in the related Prospectus Supplement, a Collection Account may contain funds relating to more than one series of mortgage pass-through certificates and may contain other funds respecting payments on mortgage loans belonging to the Master Servicer or serviced or master serviced by it on behalf of others.

     A Master Servicer or the Trustee will deposit or cause to be deposited in the Collection Account for each Trust Fund on a daily basis, unless otherwise provided in the Agreement and described in the related Prospectus Supplement, the following payments and collections received, or advances made, by the Master Servicer or the Trustee or on its behalf subsequent to the Cut-off Date (other than payments due on or before the Cut-off Date, and exclusive of any amounts representing a Retained Interest):

     (i) all payments on account of principal, including principal prepayments, and on account of modification or assumption fees, on the Mortgage Assets;

     (ii) all payments on account of interest on the Mortgage Assets, including any late charges or default interest collected, and to the extent that any class or classes of Certificates is entitled thereto, all payments on account of Prepayment Premiums or Equity Participations, in each case net of any portion thereof retained by a Master Servicer or a Sub-Servicer as its servicing compensation and net of any Retained Interest;

     (iii) all proceeds of the hazard insurance policies (to the extent such proceeds are not applied to the restoration of the property or released to the mortgagor in accordance with the normal servicing procedures of a Master Servicer or the related Sub-Servicer, subject to the terms and conditions of the related Mortgage and Mortgage Note) (collectively, 'Insurance Proceeds') and all other amounts received and retained in connection with a taking of a Mortgaged Property by exercise of a power of eminent domain or condemnation or the liquidation of defaulted Mortgage Loans, by foreclosure or otherwise ('Liquidation Proceeds'), together with the net proceeds on a monthly basis with respect to any Mortgaged Properties acquired for the benefit of Certificateholders by foreclosure or by deed in lieu of foreclosure or otherwise;

     (iv) any amounts paid under any instrument or drawn from any fund that constitutes Credit Support for the related series of Certificates as described under 'Description of Credit Support';

     (v) any advances made as described under 'Description of the Certificates--Advances in Respect of Delinquencies';

     (vi) any amounts paid under any Cash Flow Agreement, as described under 'Description of the Trust Funds--Cash Flow Agreements';

     (vii) all proceeds of any Mortgage Loan or property in respect thereof purchased by the Master Servicer, the Depositor, any Sub-Servicer or any Mortgage Asset Seller as described under 'Description of the Agreements--Assignment of Mortgage Assets; Repurchases'--and '--Representations and Warranties; Repurchases', exclusive of the Retained Interest, if any, in respect of such Mortgage Loan, and all proceeds of any Mortgage Asset purchased as described under 'Description of the Certificates-- Termination';

     (viii) all payments required to be deposited in the Collection Account with respect to any deductible clause in any blanket insurance policy described under '--Hazard Insurance Policies'; and

     (ix) any amount required to be deposited by a Master Servicer or the Trustee in connection with losses realized on investments for the benefit of the Master Servicer or the Trustee, as the case may be, of funds held in the Collection Account.

     The Agreement for a series of Certificates may provide that a special trust account (the 'REO Account') will be established and maintained in order to be used in connection with REO Properties and, if specified in the related Prospectus Supplement, certain other Mortgaged Properties. To the extent set forth in the Agreement, certain withdrawals from the REO Account will be made to, among other things, (i) make remittances to the Collection Account as required by the Agreement, (ii) pay taxes, assessments, insurance premiums, other amounts necessary for the proper operation, management and maintenance of the REO Properties and such Mortgaged Properties and certain third-party expenses in accordance with the Agreement and (iii) provide for the reimbursement of certain expenses in respect of the REO Properties and such Mortgaged Properties.

     The amount at any time credited to the REO Account will be fully insured to the maximum coverage possible or will be invested in Permitted Investments that mature, or are subject to withdrawal or redemption, on or before the business day on which such amounts are required to be remitted to the Master Servicer for deposit in the Collection Account. The income from the investment of funds in the REO Account in Permitted Investments shall be deposited in the REO Account for remittance to the Collection Account, and the risk of loss of funds in the REO Account resulting from such investments will be borne by the Trust Fund.

COLLECTION AND OTHER SERVICING PROCEDURES

     The Master Servicer, directly or through Sub-Servicers, is required to make reasonable efforts to collect all scheduled payments under the Whole Loans and will follow or cause to be followed such collection procedures as it would follow with respect to mortgage loans that are comparable to the Whole Loans and held for its own account, provided such procedures are consistent with the Agreement and any related hazard insurance policy or instrument of Credit Support included in the related Trust Fund described herein or under 'Description of Credit Support'. Each Master Servicer will be required to perform the customary functions of a servicer of comparable loans, including collecting payments from mortgagors; maintaining hazard insurance policies as described herein and in any related Prospectus Supplement, and filing and settling claims thereunder; maintaining escrow or impoundment accounts of mortgagors for payment of taxes, insurance and other items required to be paid by any mortgagor pursuant to the Whole Loan; processing assumptions or substitutions, although the Master Servicer is generally required to exercise due-on-sale clauses to the extent such exercise is permitted by law and would not adversely affect insurance coverage; attempting to cure delinquencies; supervising foreclosures; inspecting and managing Mortgaged Properties under certain circumstances; and maintaining accounting records relating to the Whole Loans. The Master Servicer will be responsible for filing and settling claims in respect of particular Whole Loans under any applicable instrument of Credit Support. See 'Description of Credit Support'.

     Consistent with the general servicing standard set forth above, the Master Servicer may, in its discretion, waive any late payment charge in respect of a late Whole Loan payment and, only upon determining that the coverage under any related hazard insurance policy or instrument of Credit Support will not be affected, extend or cause to be extended the due dates for payments due on a Whole Loan for a period not greater than that specified in the applicable Agreement.

     The Master Servicer may agree to modify, waive or amend any term of any Whole Loan in a manner consistent with the general servicing standards set forth above so long as the modification, waiver or amendment will not (i) affect the amount or timing of any payments of principal or interest on the Whole Loan or
(ii) in its judgment, materially impair the security for the Whole Loan or reduce the likelihood of timely payment of amounts due thereon. The Master Servicer also may agree to any modification, waiver or amendment that would so affect or impair the payments on, or the security for, a Whole Loan if (i) in its judgment, a material default on the Whole Loan has occurred or a payment default is imminent and (ii) in its judgment, such modification, waiver or amendment will minimize the loss that might otherwise be experienced with respect to the Whole Loan. The Master Servicer is required to notify the Trustee in the event of any modification, waiver or amendment of any Whole Loan.

SPECIAL SERVICERS

     To the extent so specified in the related Prospectus Supplement, generally in the event that a Mortgage Loan is in default or if certain events occur that indicate that a default is imminent, a special servicer (the 'Special Servicer') may be appointed to perform certain servicing functions in connection with such Mortgage Loan. The related Prospectus Supplement will set forth certain information with respect to the Special Servicer and will describe the rights, obligations and compensation of a Special Servicer. A Master Servicer will only be responsible for the duties and obligations of a Special Servicer to the extent set forth in the Prospectus Supplement. A Special Servicer may be an affiliate of the Depositor and may have other business relationships with the Depositor and its affiliates.

SUB-SERVICERS

     A Master Servicer and/or any Special Servicer may each delegate their respective servicing obligations in respect of the Whole Loans to third-party servicers (each, a 'Sub-Servicer'), but such Master Servicer and/or Special Servicer will remain obligated under the related Agreement. The sub-servicing agreement between a Master Servicer and/or Special Servicer and a Sub-Servicer (a 'Sub-Servicing Agreement') will be consistent with the terms of the related Agreement and will not result in a withdrawal or downgrading of the rating of any class of Certificates issued pursuant to such Agreement. Although each Sub-Servicing Agreement will be a contract solely between the Master Servicer or Special Servicer, as applicable, and the Sub-Servicer, the related Agreement will provide that, if for any reason the Master Servicer or Special Servicer for such series of Certificates is no longer acting in such capacity, the Trustee or any successor Master Servicer or Special Servicer must recognize the Sub-Servicer's rights and obligations under such Sub-Servicing Agreement.

     The Master Servicer or Special Servicer, as applicable, will be solely liable for all fees owed by it to any Sub-Servicer, irrespective of whether the Master Servicer's or Special Servicer's compensation pursuant to the related Agreement is sufficient to pay such fees. However, a Sub-Servicer may be entitled to a Retained Interest in certain Whole Loans. Each Sub-Servicer will be reimbursed by the Master Servicer or Special Servicer, as applicable, for certain expenditures which it makes, generally to the same extent the Master Servicer or Special Servicer, as applicable, would be reimbursed under an Agreement. See '--Retained Interest, Servicing Compensation and Payment of Expenses'.

     The Master Servicer or Special Servicer, as applicable, may require any Sub-Servicer to agree to indemnify the Master Servicer or Special Servicer for any liability or obligation sustained by the Master Servicer or Special Servicer in connection with any act or failure to act by the Sub-Servicer in its servicing capacity. An Agreement may require a Sub-Servicer to maintain a fidelity bond and an errors and omissions policy with respect to its officers, employees and other persons acting on its behalf or on behalf of the Master Servicer or Special Servicer.

REALIZATION UPON DEFAULTED WHOLE LOANS

     A mortgagor's failure to make required payments may reflect inadequate operating income or the diversion of that income from the service of payments due under the Mortgage Loan, and may call into question such mortgagor's ability to make timely payment of taxes and to pay for necessary maintenance of the related Mortgaged Property. The Master Servicer is required to monitor any Whole Loan which is in default, contact the mortgagor concerning the default, evaluate whether the causes of the default can be cured over a reasonable period without significant impairment of the value of the Mortgaged Property, initiate corrective action in cooperation with the mortgagor if cure is likely, inspect the Mortgaged Property and take such other actions as it would normally take with respect to similar loans serviced for its own portfolio. A significant period of time may elapse before the Master Servicer is able to assess the success of such corrective action or the need for additional initiatives.

     The time within which the Master Servicer makes the initial determination of appropriate action, evaluates the success of corrective action, develops additional initiatives, institutes foreclosure proceedings and actually forecloses (or takes a deed to a Mortgaged Property in lieu of foreclosure) on behalf of the Certificateholders, may vary considerably depending on the particular Whole Loan, the Mortgaged Property, the mortgagor, the presence of an acceptable party to assume the Mortgage Loan and the laws of the jurisdiction in which the Mortgaged Property is located. Under federal bankruptcy law, in certain cases the Master Servicer may not be permitted to accelerate a Whole Loan or to foreclose on a Mortgaged Property for a considerable period of time. See 'Certain Legal Aspects of Mortgage Loans'.

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
     If so specified in the Prospectus Supplement for a series of Certificates that includes one or more subordinate classes, any holder or holders of a class of Subordinate Certificates having the lowest priority of payment may purchase from the Trust Fund at the purchase price described in such Supplement any Whole Loan as to which the number of scheduled payments thereunder specified in such Supplement are delinquent.

     The Master Servicer, on behalf of the Trustee, may at any time institute foreclosure proceedings, exercise any power of sale contained in any mortgage, obtain a deed in lieu of foreclosure, or otherwise acquire title to a Mortgaged Property securing a Whole Loan by operation of law or otherwise, if such action is consistent with the servicing standard described herein and a default on the related Mortgage Loan has occurred or, in the Master Servicer's judgment, is imminent. The Master Servicer may not, however, acquire title to any Mortgaged Property or take any action that would cause the Trust Fund to be an 'owner' or an 'operator' within the meaning of certain federal or state environmental laws, unless the Master Servicer has also previously determined, based on a report prepared by a person who regularly conducts environmental audits (which report will be an expense of the Trust Fund), that:

     (i) The Mortgaged Property is in compliance with applicable environmental laws or, if not, that it would be in the best economic interest of the Trust Fund to take such actions as are necessary to cause the Mortgaged Property to comply therewith (the cost of which actions will be an expense of the Trust
Fund); and

     (ii) There are no circumstances or conditions present at the Mortgaged Property relating to the use, management or disposal of any hazardous substances, hazardous materials, wastes, or petroleum-based materials for which investigation, testing, monitoring, containment, clean-up or remediation could be required under any federal, state or local law or regulation, or, if such substances, materials or wastes are present for which such action could be required, that it would be in the best economic interest of the Trust Fund to take such actions with respect to the Mortgaged Property (the cost of which actions will be an expense of the Trust Fund).

     If title to any Mortgaged Property is acquired by the Trust Fund, the Master Servicer, pursuant to the related Agreement and on behalf of the Trust Fund, will be required to sell the Mortgaged Property within two years of acquisition, unless the Trustee receives (i) an opinion of independent counsel to the effect that the holding of the property by the Trust Fund subsequent to two years after its acquisition will not result in the imposition of a tax on the Trust Fund or cause the Trust Fund to fail to qualify as a REMIC under the Code at any time that any Certificate is outstanding or (ii) an extension from the Internal Revenue Service.

     If the Trust Fund acquires title to any Mortgaged Property, the Master Servicer, on behalf of the Trust Fund, may retain an independent contractor to manage and operate such property. The retention of an independent contractor, however, will not relieve the Master Servicer of any of its obligations with respect to the management and operation of such Mortgaged Property. Any such property acquired by the Trust Fund will be managed in a manner consistent with the management and operation by the Master Servicer of similar property owned by it.


     The limitations imposed by the Agreement and the REMIC or FASIT provisions of the Code (if a REMIC election or FASIT election, respectively, has been made with respect to the related Trust Fund) on the operations and ownership of any Mortgaged Property acquired on behalf of the Trust Fund may result in the recovery of an amount less than the amount that would otherwise be recovered. See 'Certain Legal Aspects of Mortgage Loans--Foreclosure'.


     If recovery on a defaulted Whole Loan under any related instrument of Credit Support is not available, the Master Servicer nevertheless will be obligated to follow or cause to be followed such normal practices and procedures as it deems necessary or advisable to realize upon the defaulted Whole Loan. If the proceeds of any liquidation of the property securing the defaulted Whole Loan are less than the outstanding principal balance of the defaulted Whole Loan plus interest accrued thereon at the Mortgage Rate plus the aggregate amount of expenses incurred by the Master Servicer in connection with such proceedings and which are reimbursable under the Agreement, the Trust Fund will realize a loss in the amount of such difference. The Master Servicer will be entitled to withdraw or cause to be withdrawn from the Collection Account out of the Liquidation Proceeds recovered on any defaulted Whole Loan, prior to the distribution of such Liquidation Proceeds to Certificateholders, amounts representing its normal servicing compensation on the Whole Loan, unreimbursed servicing expenses incurred with respect to the Whole Loan and any unreimbursed advances of delinquent payments made with respect to the Whole Loan.

     If any property securing a defaulted Whole Loan is damaged and proceeds, if any, from the related hazard insurance policy are insufficient to restore the damaged property to a condition sufficient to permit recovery under the related instrument of Credit Support, if any, the Master Servicer is not required to expend its own funds to restore the damaged property unless it determines (i) that such restoration will increase the proceeds to Certificateholders on liquidation of the Whole Loan after reimbursement of the Master Servicer for its expenses and (ii) that such expenses will be recoverable by it from related Insurance Proceeds or Liquidation Proceeds.

     As servicer of the Whole Loans, a Master Servicer, on behalf of itself, the Trustee and the Certificateholders, will present claims to the obligor under each instrument of Credit Support, and will take such reasonable steps as are necessary to receive payment or to permit recovery thereunder with respect to defaulted Whole Loans.

     If a Master Servicer or its designee recovers payments under any instrument of Credit Support with respect to any defaulted Whole Loan, the Master Servicer will be entitled to withdraw or cause to be withdrawn from the Collection Account out of such proceeds, prior to distribution thereof to Certificateholders, amounts representing its normal servicing compensation on such Whole Loan, unreimbursed servicing expenses incurred with respect to the Whole Loan and any unreimbursed advances of delinquent payments made with respect to the Whole Loan. See '--Hazard Insurance Policies' and 'Description of Credit Support'.

HAZARD INSURANCE POLICIES

     Any Agreement for a Trust Fund that includes Whole Loans will require the Master Servicer to cause the mortgagor on each Whole Loan to maintain a hazard insurance policy providing for coverage of the standard form of fire insurance policy with extended coverage customary in the state in which the Mortgaged Property is located. Such coverage generally will be in general in an amount equal to the lesser of the principal balance owing on such Whole Loan and the amount necessary to fully compensate for any damage or loss to the improvements on the Mortgaged Property on a replacement cost basis, but in either case not less than the amount necessary to avoid the application of any co-insurance clause contained in the hazard insurance policy. The ability of the Master Servicer to assure that hazard insurance proceeds are appropriately applied may be dependent upon its being named as an additional insured under an hazard insurance policy and under any flood insurance policy referred to below, or upon the extent to which information in this regard is furnished by mortgagors. All amounts collected by the Master Servicer under any such policy (except for amounts to be applied to the restoration or repair of the Mortgaged Property or released to the mortgagor in accordance with the Master Servicer's normal servicing procedures, subject to the terms and conditions of the related Mortgage and Mortgage Note) will be deposited in the Collection Account. The Agreement will provide that the Master Servicer may satisfy its obligation to cause each mortgagor to maintain such a hazard insurance policy by the Master Servicer's maintaining a blanket policy insuring against hazard losses on the Whole Loans. If such blanket policy contains a deductible clause, the Master Servicer will be required to deposit in the Collection Account all sums that would have been deposited therein but for such clause. The Master Servicer will also be required to maintain a fidelity bond and errors and omission policy with respect to its officers and employees that provides coverage against losses that may be sustained as a result of an officer's or employee's misappropriation of funds or errors and omissions in failing to maintain insurance, subject to certain limitations as to amount of coverage, deductible amounts, conditions, exclusions and exceptions.

     In general, the standard form of fire and extended coverage policy covers physical damage to or destruction of the improvements of the property by fire, lightning, explosion, smoke, windstorm and hail, and riot, strike and civil commotion, subject to the conditions and exclusions specified in each policy. Although the policies relating to the Whole Loans will be underwritten by different insurers under different state laws in accordance with different applicable state forms, and therefore will not contain identical terms and conditions, the basic terms thereof are dictated by respective state laws, and most such policies typically do not cover any physical damage resulting from war, revolution, governmental actions, floods and other water-related causes, earth movement (including earthquakes, landslides and mudflows), wet or dry rot, vermin, domestic animals and certain other kinds of uninsured risks. When a Mortgaged Property securing a Whole Loan is located at origination in a federally designated flood area, each Agreement requires the Master Servicer to cause the mortgagor to acquire and maintain flood insurance in an amount equal in general to the lesser of (i) the amount necessary to fully compensate for any damage or loss to the improvements which are part of the Mortgaged Property or a replacement cost basis and (ii) the maximum amount of insurance available under the federal flood insurance program, whether or not the area is participating in the program.

     The hazard insurance policies covering the Mortgaged Properties securing the Whole Loans will typically contain a co-insurance clause that in effect requires the insured at all times to carry insurance of a specified percentage (generally 80% to 90%) of the full replacement value of the improvements on the property in order to recover the full amount of any partial loss. If the insured's coverage falls below this specified percentage, such clause generally provides that the insurer's liability in the event of partial loss does not exceed the lesser of (i) the replacement cost of the improvements less physical depreciation and (ii) such proportion of the loss as the amount of insurance carried bears to the specified percentage of the full replacement cost of such improvements.

     Under the terms of the Whole Loans, mortgagors will be required to present claims to insurers under hazard insurance policies maintained on the related Mortgaged Properties. The Master Servicer, on behalf of the Trustee and Certificateholders, is obligated to present or cause to be presented claims under any blanket insurance policy insuring against hazard losses on Mortgaged

Properties securing the Whole Loans. However, the ability of the Master Servicer to present or cause to be presented such claims is dependent upon the extent to which information in this regard is furnished to the Master Servicer by mortgagors.

DUE-ON-SALE AND DUE-ON-ENCUMBRANCE PROVISIONS

     Certain of the Whole Loans may contain clauses requiring the consent of the mortgagee to any sale or other transfer of the related Mortgaged Property, or due-on-sale clauses entitling the mortgagee to accelerate payment of the Whole Loan upon any sale or other transfer of the related Mortgaged Property. Certain of the Whole Loans may contain clauses requiring the consent of the mortgagee to the creation of any other lien or encumbrance on the Mortgaged Property or due-on-encumbrance clauses entitling the mortgagee to accelerate payment of the Whole Loan upon the creation of any other lien or encumbrance upon the Mortgaged Property. The Master Servicer, on behalf of the Trust Fund, will determine whether to exercise any right the Trustee may have as mortgagee to accelerate payment of any such Whole Loan or to withhold its consent to any transfer or further encumbrance in accordance with the general servicing standard described herein under 'Description of the Agreements--Collection and Other Servicing Procedures'.

     Any fee collected by or on behalf of the Master Servicer for entering into an assumption agreement will be retained by or on behalf of the Master Servicer as additional servicing compensation. See 'Certain Legal Aspects of Mortgage Loans--Due-on-Sale and Due-on-Encumbrance'.

RETAINED INTEREST; SERVICING COMPENSATION AND PAYMENT OF EXPENSES

     The Prospectus Supplement for a series of Certificates will specify whether there will be any Retained Interest in the Mortgage Assets, and, if so, the owner thereof. If so, the Retained Interest will be established on a loan-by-loan basis and will be specified on an exhibit to the related Agreement. A 'Retained Interest' in a Mortgage Asset represents a specified portion of the interest payable thereon. The Retained Interest will be deducted from mortgagor payments as received and will not be part of the related Trust Fund.

     A Master Servicer's primary servicing compensation with respect to a series of Certificates will come from the periodic payment to it of a portion of the interest payment on each Whole Loan. Since any Retained Interest and a Master Servicer's primary compensation are percentages of the principal balance of each Mortgage Asset, such amounts will decrease in accordance with the amortization schedule of the Mortgage Loans underlying or comprising such Mortgage Asset. The Prospectus Supplement with respect to a series of Certificates evidencing interests in a Trust Fund that includes Whole Loans may provide that, as additional compensation, the Master Servicer or the Sub-Servicers may retain all or a portion of assumption fees, modification fees, late payment charges or Prepayment Premiums collected from mortgagors and any interest or other income which may be earned on funds held in the Collection Account or any Sub-Servicing Account. Any Sub-Servicer will receive a portion of the Master Servicer's compensation as its sub-servicing compensation.

     In addition to amounts payable to any Sub-Servicer, a Master Servicer may, to the extent provided in the related Prospectus Supplement, pay from its servicing compensation certain expenses incurred in connection with its servicing of the Mortgage Loans, including, without limitation, payment of the fees and disbursements of the Trustee and independent accountants, payment of expenses incurred in connection with distributions and reports to Certificateholders, and payment of any other expenses described in the related Prospectus Supplement. Certain other expenses, including certain expenses relating to defaults and liquidations on the Mortgage Loans and, to the extent so provided in the related Prospectus Supplement, interest thereon at the rate specified therein, and the fees of any Special Servicer, may be borne by the Trust Fund.

EVIDENCE AS TO COMPLIANCE

     Each Agreement relating to Mortgage Assets which include Whole Loans will provide that on or before a specified date in each year, beginning with the first such date at least six months after the related Cut-off Date, a firm of independent public accountants will furnish a statement to the Trustee to the effect that, on the basis of the examination by such firm conducted substantially in compliance with either the Uniform Single Audit Program for Mortgage Bankers or the Audit Program for Mortgages serviced for FHLMC, the servicing by or on behalf of the Master Servicer of mortgage loans under pooling and servicing agreements substantially similar to each other (including the related Agreement) was conducted in compliance with the terms of such agreements except for any significant exceptions or errors in records that, in the opinion of the firm, either the Audit Program for Mortgages serviced for FHLMC, or paragraph 4 of the Uniform Single Audit Program for Mortgage Bankers, requires it to report. In rendering its statement such firm may rely, as to matters relating to the direct servicing of mortgage loans by Sub-Servicers, upon comparable statements for examinations conducted substantially in compliance with the Uniform Single Audit

Program for Mortgage Bankers or the Audit Program for Mortgages serviced for FHLMC (rendered within one year of such statement) of firms of independent public accountants with respect to the related Sub-Servicer.

     Each such Agreement will also provide for delivery to the Trustee, on or before a specified date in each year, of an annual statement signed by two officers of the Master Servicer to the effect that the Master Servicer has fulfilled its obligations under the Agreement throughout the preceding year.

     Copies of the annual accountants' statement and the statement of officers of a Master Servicer will be obtainable by Certificateholders without charge upon written request to the Master Servicer at the address set forth in the related Prospectus Supplement.

CERTAIN MATTERS REGARDING A MASTER SERVICER, A SPECIAL SERVICER AND THE
DEPOSITOR

     The Master Servicer, if any, under each Agreement will be named in the related Prospectus Supplement. The entity serving as Master Servicer may be an affiliate of the Depositor and may have other normal business relationships with the Depositor or Depositor's affiliates.

     The Agreement will provide that the Master Servicer may resign from its obligations and duties thereunder only if such resignation, and the appointment of a successor, will not result in a downgrading of the rating of any class of Certificates or upon a determination that its duties under the Agreement are no longer permissible under applicable law. No such resignation will become effective until the Trustee or a successor servicer has assumed the Master Servicer's obligations and duties under the Agreement.

     Each Agreement will further provide that neither any Master Servicer, the Depositor nor any director, officer, employee, or agent of a Master Servicer or the Depositor will be under any liability to the related Trust Fund or Certificateholders for any action taken, or for refraining from the taking of any action, in good faith pursuant to the Agreement; provided, however, that neither a Master Servicer, the Depositor nor any such person will be protected against any liability which would otherwise be imposed by reason of willful misfeasance, bad faith or gross negligence in the performance of duties thereunder or by reason of reckless disregard of obligations and duties thereunder. Each Agreement will further provide that any Master Servicer, the Depositor and any director, officer, employee or agent of a Master Servicer or the Depositor will be entitled to indemnification by the related Trust Fund and will be held harmless against any loss, liability or expense incurred in connection with any legal action relating to the Agreement or the Certificates, other than any loss, liability or expense related to any specific Mortgage Loan or Mortgage Loans (unless any such loss, liability or expense is otherwise reimbursable pursuant to the Agreement) and any loss, liability or expense incurred by reason of willful misfeasance, bad faith or gross negligence in the performance of duties thereunder or by reason of reckless disregard of obligations and duties thereunder. In addition, each Agreement will provide that neither any Master Servicer nor the Depositor will be under any obligation to appear in, prosecute or defend any legal action which is not incidental to its respective responsibilities under the Agreement and which in its opinion may involve it in any expense or liability. Any such Master Servicer or the Depositor may, however, in its discretion undertake any such action which it may deem necessary or desirable with respect to the Agreement and the rights and duties of the parties thereto and the interests of the Certificateholders thereunder. In such event, the legal expenses and costs of such action and any liability resulting therefrom will be expenses, costs and liabilities of the Certificateholders, and the Master Servicer or the Depositor, as the case may be, will be entitled to be reimbursed therefor and to charge the Collection Accounts.

     Any person into which the Master Servicer may be merged or consolidated, or any person resulting from any merger or consolidation to which the Master Servicer is a party, or any person succeeding to the business of the Master Servicer, will be the successor of the Master Servicer under the related Agreement, provided that such person satisfies the criteria specified in the Agreement.

     If the Master Servicer retains a Special Servicer, the standard of care for, and any indemnification to be provided to, the Special Servicer will be set forth in the related Agreement.

EVENT OF DEFAULT

     Events of Default under the related Agreement for a Trust Fund that includes Whole Loans will, in general, consist of (i) any failure by the Master Servicer to distribute or cause to be distributed to Certificateholders, or to remit to the Trustee for distribution to Certificateholders, any required payment that continues unremedied for five days after the giving of written notice of such failure to the Master Servicer by the Trustee or the Depositor, or to the Master Servicer, the Depositor and the Trustee by the holders of Certificates evidencing not less than 25% of the Voting Rights, (ii) any failure by the Master Servicer duly to observe or perform in any material respect any of its other covenants or obligations under the Agreement which continues unremedied for thirty days (fifteen days in the case of a failure to pay the premium for any insurance policy or instrument of Credit Support required to be maintained pursuant to the Agreement) after the giving of written notice of such failure to the Master Servicer by the Trustee or the Depositor, or to the Master Servicer, the Depositor and the Trustee by the holders of Certificates evidencing not less than 25% of the Voting Rights; and (iii) certain events of insolvency, readjustment of debt, marshalling of assets and liabilities or similar proceedings and certain actions by or on behalf of the Master Servicer indicating its insolvency or inability to pay its obligations.

RIGHTS UPON EVENT OF DEFAULT

     So long as an Event of Default under an Agreement remains unremedied, the Depositor or the Trustee may, and at the direction of holders of Certificates evidencing not less than 51% of the Voting Rights, the Trustee shall, terminate all of the rights and obligations of the Master Servicer under the Agreement relating to such Trust Fund and in and to the Mortgage Loans (other than any Retained Interest of the Master Servicer), whereupon the Trustee will succeed to all of the responsibilities, duties and liabilities of the Master Servicer under the Agreement (except that if the Trustee is prohibited by law from obligating itself to make advances regarding delinquent mortgage loans, then the Trustee will not be so obligated) and will be entitled to similar compensation arrangements. In the event that the Trustee is unwilling or unable so to act, it may or, at the written request of the holders of Certificates entitled to at least 51% of the Voting Rights, it shall appoint, or petition a court of competent jurisdiction for the appointment of, a loan servicing institution acceptable to the Rating Agency with a net worth at the time of such appointment of at least $15,000,000 to act as successor to the Master Servicer under the Agreement. Pending such appointment, the Trustee is obligated to act in such capacity. The Trustee and any such successor may agree upon the servicing compensation to be paid, which in no event may be greater than the compensation payable to the Master Servicer under the Agreement.

     No Certificateholder will have the right under any Agreement to institute any proceeding with respect thereto unless such holder previously has given to the Trustee written notice of default and unless the holders of Certificates evidencing not less than 25% of the Voting Rights have made written request upon the Trustee to institute such proceeding in its own name as Trustee thereunder and have offered to the Trustee reasonable indemnity, and the Trustee for fifteen days has neglected or refused to institute any such proceeding. The Trustee, however, is under no obligation to exercise any of the trusts or powers vested in it by any Agreement or to make any investigation of matters arising thereunder or to institute, conduct or defend any litigation thereunder or in relation thereto at the request, order or direction of any of the holders of Certificates covered by such Agreement, unless such Certificateholders have offered to the Trustee reasonable security or indemnity against the costs, expenses and liabilities which may be incurred therein or thereby.

AMENDMENT


     Unless otherwise specified in the related Prospectus Supplement, each Agreement may be amended by the Depositor, the Master Servicer, if any, and the Trustee, without the consent of any of the holders of Certificates covered by the Agreement, to cure any ambiguity, to correct, modify or supplement any provision therein, or to make any other provisions with respect to matters or questions arising under the Agreement which are not inconsistent with the provisions thereof, provided that such action will not adversely affect in any material respect the interests of any holder of Certificates covered by the Agreement. An Agreement may also be amended by the Depositor, the Master Servicer, if any, and the Trustee with the consent of the holders of Certificates evidencing not less than 66% of the Voting Rights, for any purpose; provided, however, that no such amendment may (i) reduce in any manner the amount of or delay the timing of, payments received on Mortgage Loans which are required to be distributed on any Certificate without the consent of the holder of such Certificate, (ii) adversely affect in any material respect the interests of the holders of any class of Certificates in a manner other than as described in (i), without the consent of the holders of Certificates of such class evidencing not less than 66% of the aggregate Voting Rights of such class or
(iii) reduce the aforesaid percentage of Voting Rights required for the consent to any such amendment without the consent of the holders of all Certificates covered by such Agreement then outstanding. However, with respect to any series of Certificates as to which one or more REMIC elections is to be made, the Trustee will not consent to any amendment of the Agreement unless it shall first have received an opinion of counsel to the effect that such amendment will not cause the Trust Fund (or designated portion thereof) to fail to qualify as a REMIC at any time that the related Certificates are outstanding.


DUTIES OF THE TRUSTEE

     The Trustee will make no representations as to the validity or sufficiency of any Agreement, the Certificates or any Mortgage Loan or related document and is not accountable for the use or application by or on behalf of any Master Servicer of any funds paid to the Master Servicer or its designee or any Special Servicer in respect of the Certificates or the Mortgage Loans, or deposited into or withdrawn from the Certificate Account or any other account by or on behalf of the Master Servicer or any Special Servicer. If no Event of Default has occurred and is continuing, the Trustee is required to perform only those duties specifically required under

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the related Agreement. However, upon receipt of the various certificates, reports or other instruments required to be furnished to it, the Trustee is required to examine such documents and to determine whether they conform to the requirements of the Agreement.

THE TRUSTEE

     The Trustee under each Agreement will be named in the related Prospectus Supplement. The commercial bank, national banking association or trust company serving as Trustee may have typical banking relationships with the Depositor and its affiliates and with any Master Servicer and its affiliates.

                         DESCRIPTION OF CREDIT SUPPORT

GENERAL

     For any series of Certificates, Credit Support may be provided with respect to one or more classes thereof or the related Mortgage Assets. Credit Support may be in the form of the subordination of one or more classes of Certificates, letters of credit, insurance policies on the Mortgage Loans, certificate guarantee insurance, guarantees, the establishment of one or more reserve funds or another method of Credit Support described in the related Prospectus Supplement, or any combination of the foregoing. If so provided in the related Prospectus Supplement, any form of Credit Support may be structured so as to be drawn upon by more than one series to the extent described therein.

     Credit Support will generally not provide protection against all risks of loss and will not guarantee repayment of the entire Certificate Balance of the Certificates and interest thereon. If losses or shortfalls occur that exceed the amount covered by Credit Support or that are not covered by Credit Support, Certificateholders will bear their allocable share of deficiencies. Moreover, holders of Certificates of a Covered Trust will be subject to the risk that such Credit Support will be exhausted by the claims of other Covered Trusts prior to such Covered Trust receiving any of its intended share of such coverage.

     If Credit Support is provided with respect to one or more classes of Certificates of a series, or the related Mortgage Assets, the related Prospectus Supplement will include a description of (a) the nature and amount of coverage under such Credit Support, (b) any conditions to payment thereunder not otherwise described herein, (c) the conditions (if any) under which the amount of coverage under such Credit Support may be reduced and under which such Credit Support may be terminated or replaced and (d) the material provisions relating to such Credit Support. Additionally, the related Prospectus Supplement will set forth certain information with respect to the obligor under any instrument of Credit Support, including (i) a brief description of its principal business activities, (ii) its principal place of business, place or incorporation and the jurisdiction under which it is chartered or licensed to do business, (iii) if applicable, the identity of regulatory agencies that exercise primary jurisdiction over the conduct of its business and (iv) its total assets, and its stockholders' or policyholders' surplus, if applicable, as of the date specified in the Prospectus Supplement. See 'Risk Factors--Credit Support Limitations'.

SUBORDINATE CERTIFICATES

     If so specified in the related Prospectus Supplement, one or more classes of Certificates of a series may be Subordinate Certificates. The rights of the holders of Subordinate Certificates to receive distributions of principal and interest from the Certificate Account on any Distribution Date will be subordinated to such rights of the holders of Senior Certificates to the extent specified in the related Prospectus Supplement. The subordination of a class may apply only in the event of (or may be limited to) certain types of losses or shortfalls. The relative interests of the Senior Certificates and the Subordinate Certificates of a Series may be subject to adjustment from time to time on the basis of distributions received in respect thereof. The related Prospectus Supplement will set forth information concerning the amount of subordination of a class or classes of Subordinate Certificates in a series, the circumstances in which such subordination will be applicable and the manner, if any, in which the amount of subordination will be effected. If one or more classes of Subordinate Certificates of a series are Offered Certificates, the related Prospectus Supplement will provide information as to the sensitivity of distributions on such Certificates based on certain default assumptions.

CROSS-SUPPORT PROVISIONS

     If the Mortgage Assets for a series are divided into separate groups, each supporting a separate class or classes of Certificates of a series, credit support may be provided by cross-support provisions requiring that distributions be made on Senior Certificates evidencing interests in one group of Mortgage Assets prior to distributions on Subordinate Certificates evidencing interests in a different group of Mortgage Assets within the Trust Fund. The Prospectus Supplement for a series that includes a cross-support provision will describe the manner and conditions for applying such provisions.

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
INSURANCE OR GUARANTEES WITH RESPECT TO THE MORTGAGE ASSETS

     If so provided in the Prospectus Supplement for a series of Certificates, the Mortgage Loans underlying or comprising the Mortgage Assets in the related Trust Fund will be covered for various default risks by insurance policies or guarantees, or the MBS comprising the Mortgage Assets in the related Trust Fund will be covered by the types of Credit Support described herein. A copy of any such material instrument for a series will be filed with the Commission as an exhibit to a Current Report on Form 8-K to be filed within 15 days of issuance of the Certificates of the related series.

LETTER OF CREDIT

     If so provided in the Prospectus Supplement for a series of Certificates, the Mortgage Loans underlying or comprising the Mortgage Assets in the related Trust Fund will be covered by one or more letters of credit, issued by a bank or financial institution specified in such Prospectus Supplement (the 'L/C Bank'). Under a letter of credit, the L/C Bank will be obligated to honor draws thereunder in an aggregate fixed dollar amount, net of unreimbursed payments thereunder, equal to the percentage specified in the related Prospectus Supplement of the aggregate principal balance of the Mortgage Assets on the related Cut-off Date or one or more classes of Certificates. If so specified in the related Prospectus Supplement, the letter of credit may permit draws in the event of only certain types of losses. The amount available under the letter of credit will, in all cases, be reduced to the extent of the unreimbursed payments thereunder. The obligations of the L/C Bank under the letter of credit for each series of Certificates will expire at the earlier of the date specified in the related Prospectus Supplement or the termination of the Trust Fund. A copy of any such letter of credit for a series will be filed with the Commission as an exhibit to a Current Report on Form 8-K to be filed within 15 days of issuance of the Certificates of the related series.

INSURANCE POLICIES AND SURETY BONDS

     If so provided in the Prospectus Supplement for a series of Certificates, the Mortgage Loans underlying or comprising the Mortgage Assets in the related Trust Fund will be covered by insurance policies and/or surety bonds provided by one or more insurance companies or sureties. Such instruments may cover, with respect to one or more classes of Certificates of the related series, timely distributions of interest and/or full distributions of principal on the basis of a schedule of principal distributions set forth in or determined in the manner specified in the related Prospectus Supplement. A copy of any such instrument for a series will be filed with the Commission as an exhibit to a Current Report on Form 8-K to be filed with the Commission within 15 days of issuance of the Certificates of the related series.

CERTIFICATE GUARANTEE INSURANCE

     If so specified in the related Prospectus Supplement, certificate guarantee insurance, if any, with respect to a series of Certificates will be provided by one or more insurance companies. Such certificate guarantee insurance will guarantee, with respect to one or more classes of Certificates of the applicable series, timely distributions of interest and full distributions of principal on the basis of a schedule of principal distributions set forth in or determined in the manner specified in the related Prospectus Supplement. If so specified in the related Prospectus Supplement, the certificate guarantee insurance will also guarantee against any payment made to a Certificateholder which is subsequently recovered as a 'voidable preference' payment under the Bankruptcy Code. A copy of the certificate guarantee insurance for a series, if any, will be filed with the Commission as an exhibit to a Current Report on Form 8-K to be filed with the Commission within 15 days of issuance of the Certificates of the applicable series.

RESERVE FUNDS

     If so provided in the Prospectus Supplement for a series of Certificates, the Mortgage Loans underlying or comprising the Mortgage Assets in the related Trust Fund will be covered by one or more reserve funds in which cash, a letter of credit, Permitted Investments, a demand note or a combination thereof will be deposited, in the amounts so specified in such Prospectus Supplement. The reserve funds for a series may also be funded over time by depositing therein a specified amount of the distributions received on the related Mortgage Assets as specified in the related Prospectus Supplement.

     Amounts on deposit in any reserve fund for a series, together with the reinvestment income thereon, if any, will be applied for the purposes, in the manner, and to the extent specified in the related Prospectus Supplement. A reserve fund may be provided to increase the likelihood of timely distributions of principal of and interest on the Certificates. Reserve funds may be established to provide limited protection against only certain types of losses and shortfalls. Following each Distribution Date amounts in a reserve fund in excess of any amount required to be maintained therein may be released from the reserve fund under the conditions and to the extent specified in the related Prospectus Supplement and will not be available for further application to the Certificates.

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
     Moneys deposited in any Reserve Funds will be invested in Permitted Investments. Any reinvestment income or other gain from such investments will be credited to the related Reserve Fund for such series, and any loss resulting from such investments will be charged to such Reserve Fund. However, such income may be payable to any related Master Servicer or another service provider as additional compensation. Whether a Reserve Fund, if any, for a series will be a part of the Trust Fund will be disclosed in the related Prospectus Supplement.

     Additional information concerning any Reserve Fund will be set forth in the related Prospectus Supplement, including the initial balance of such Reserve Fund, the balance required to be maintained in the Reserve Fund, the manner in which such required balance will decrease over time, the manner of funding such Reserve Fund, the purposes for which funds in the Reserve Fund may be applied to make distributions to Certificateholders and use of investment earnings from the Reserve Fund, if any.

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
                    CERTAIN LEGAL ASPECTS OF MORTGAGE LOANS

     The following discussion contains general summaries of certain legal aspects of loans secured by commercial and multifamily residential properties that are general in nature. Because such legal aspects are governed by applicable state law (which laws may differ substantially), the summaries do not purport to be complete nor to reflect the laws of any particular state, nor to encompass the laws of all states in which the security for the Mortgage Loans is situated. The summaries are qualified in their entirety by reference to the applicable federal and state laws governing the Mortgage Loans. See 'Description of the Trust Funds--Mortgage Assets'.

GENERAL

     All of the Mortgage Loans are loans evidenced by a note or bond and secured by instruments granting a security interest in real property which may be mortgages, deeds of trust, or deeds to secure debt, depending upon the prevailing practice and law in the state in which the Mortgaged Property is located. Mortgages, deeds of trust and deeds to secure debt are herein collectively referred to as 'mortgages'. Any of the foregoing types of mortgages will create a lien upon, or grant a title interest in, the subject property, the priority of which will depend on the terms of the particular security instrument, as well as separate, recorded, contractual arrangements with others holding interests in the mortgaged property, the knowledge of the parties to such instrument as well as the order of recordation of the instrument in the appropriate public recording office. However, recording does not generally establish priority over governmental claims for real estate taxes and assessments and other charges imposed under governmental police powers.

TYPES OF MORTGAGE INSTRUMENTS

     A mortgage either creates a lien against or constitutes a conveyance of real property between two parties--a mortgagor (the borrower and usually the owner of the subject property) and a mortgagee (the lender). In contrast, a deed of trust is a three-party instrument, among a trustor (the equivalent of a mortgagor), a trustee to whom the mortgaged property is conveyed, and a beneficiary (the lender) for whose benefit the conveyance is made. As used in this Prospectus, unless the context otherwise requires, 'mortgagor' includes the trustor under a deed of trust and a grantor under a deed to secure debt. Under a deed of trust, the mortgagor grants the property, irrevocably until the debt is paid, in trust, generally with a power of sale as security for the indebtedness evidenced by the related note. A deed to secure debt typically has two parties. By executing a deed to secure debt, the grantor conveys title to, as opposed to merely creating a lien upon, the subject property to the grantee until such time as the underlying debt is repaid, generally with a power of sale as security for the indebtedness evidenced by the related mortgage note. As used in this Prospectus, unless the context otherwise requires, the term 'mortgagee' means the lender and, in the case of the deed of trust, the trustee thereunder in certain cases. In case the mortgagor under a mortgage is a land trust, there would be an additional party because legal title to the property is held by a land trustee under a land trust agreement for the benefit of the mortgagor. At origination of a mortgage loan involving a land trust, the mortgagor executes a separate undertaking to make payments on the mortgage note. The mortgagee's authority under a mortgage, the trustee's authority under a deed of trust and the grantee's authority under a deed to secure debt are governed by the express provisions of the mortgage, the law of the state in which the real property is located, certain federal laws (including, without limitation, the Soldiers' and Sailor's Civil Relief Act of 1940) and, in some cases, in deed of trust transactions, the directions of the beneficiary.

LEASES AND RENTS

     Mortgages that encumber income-producing property often contain an assignment of rents and leases, pursuant to which the mortgagor assigns its right, title and interest as landlord under each lease and the income derived therefrom to the lender, while the mortgagor retains a revocable license to collect the rents for so long as there is no unremedied default. If the mortgagor defaults and such default is not remedied by the mortgagor within the cure period, if any, the license terminates and the lender is entitled to collect the rents. Local law may require that the lender take possession of the property and/or obtain a court-appointed receiver before becoming entitled to collect the rents. In most States, hotel and motel room rates are considered accounts receivable under the Uniform Commercial Code ('UCC'); generally these rates are either assigned by the mortgagor, which remains entitled to collect such rates absent a default, or pledged by the mortgagor, as security for the loans. In general, the lender must file financing statements in order to perfect its security interest in the rates and must file continuation statements, generally every five years, to maintain perfection of such security interest. Even if the lender's security interest in room rates is perfected under the UCC, the lender will generally be required to commence a foreclosure or otherwise take possession of the property in order to collect the room rates after a default. Even after a foreclosure, the potential rent payments from the property may be less than the periodic payments that had been due under the mortgage. For instance, the net income that would otherwise be generated from the property

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
may be less than the amount that would have been needed to service the mortgage debt if the leases on the property are at below-market rents, or as the result of excessive maintenance, repair or other obligations which a lender succeeds to as landlord.

PERSONALTY

     Certain types of Mortgaged Properties, such as hotels, motels and industrial plants, are likely to derive a significant part of their value from personal property which does not constitute 'fixtures' under applicable state real property law, and hence, would not be subject to the lien of a mortgage. Such property is generally pledged or assigned as security to the lender under the UCC. In order to perfect its security interest therein, the lender generally must file UCC financing statements and, to maintain perfection of such security interest, file continuation statements generally every five years.

INSTALLMENT CONTRACTS

     The Mortgage Loans included in a Trust Fund may also consist of Installment Contracts. Under an Installment Contract the seller (hereinafter referred to in this Section as the 'lender') retains legal title to the property and enters into an agreement with the purchaser (hereinafter referred to in this Section as the 'borrower') for the payment of the purchase price, plus interest, over the term of such contract. Only after full performance by the borrower of the contract is the lender obligated to convey title to the real estate to the borrower. As with mortgage or deed of trust financing, during the effective period of the Installment Contract, the borrower is generally responsible for maintaining the property in good condition and for paying real estate taxes, assessments and hazard insurance premiums associated with the property.

     The method of enforcing the rights of the lender under an Installment Contract varies on a state-by-state basis depending upon the extent to which state courts are willing, or able pursuant to state statute, to enforce the contract strictly according to its terms. The terms of Installment Contracts generally provide that upon a default by the borrower, the borrower loses his or her right to occupy the property, the entire indebtedness is accelerated, and the buyer's equitable interest in the property is forfeited. The lender in such a situation does not have to foreclose in order to obtain title to the property, although in some cases a quiet title action is in order if the borrower has filed the Installment Contract in local land records and an ejectment action may be necessary to recover possession. In a few states, particularly in cases of borrower default during the early years of an Installment Contract, the courts will permit ejectment of the buyer and a forfeiture of his or her interest in the property. However, most state legislatures have enacted provisions by analogy to mortgage law protecting borrowers under Installment Contracts from the harsh consequences of forfeiture. Under such statutes, a judicial or nonjudicial foreclosure may be required, the lender may be required to give notice of default and the borrower may be granted some grace period during which the contract may be reinstated upon full payment of the default amount and the borrower may have a post-foreclosure statutory redemption right. In other states, courts in equity may permit a borrower with significant investment in the property under an Installment Contract for the sale of real estate to share in the proceeds of sale of the property after the indebtedness is repaid or may otherwise refuse to enforce the forfeiture clause. Nevertheless, generally speaking, the lender's procedures for obtaining possession and clear title under an Installment Contract for the sale of real estate in a given state are simpler and less time-consuming and costly than are the procedures for foreclosing and obtaining clear title to a mortgaged property.

JUNIOR MORTGAGES; RIGHTS OF SENIOR MORTGAGES OR BENEFICIARIES

     Some of the Mortgage Loans included in the Mortgage Pool for a series will be secured by junior mortgages or deeds of trust which are subordinate to senior mortgages or deeds of trust held by other lenders or institutional investors. The rights of the Trust Fund (and therefore the Certificateholders), as beneficiary under a junior deed of trust or as mortgagee under a junior mortgage, are subordinate to those of the mortgagee or beneficiary under the senior mortgage or deed of trust, including the prior rights of the senior mortgagee or beneficiary to receive rents, hazard insurance and condemnation proceeds and to cause the property securing the Mortgage Loan to be sold upon default of the mortgagor or trustor, thereby extinguishing the junior mortgagee's or junior beneficiary's lien unless the Master Servicer asserts its subordinate interest in a property in foreclosure litigation or satisfies the defaulted senior loan. As discussed more fully below, in many states a junior mortgagee or beneficiary may satisfy a defaulted senior loan in full, adding the amounts expended to the balance due on the junior loan. Absent a provision in the senior mortgage, no notice of default is required to be given to the junior mortgagee.

     The form of the mortgage or deed of trust used by many institutional lenders confers on the mortgagee or beneficiary the right both to receive all proceeds collected under any hazard insurance policy and all awards made in connection with any condemnation proceedings, and to apply such proceeds and awards to any indebtedness secured by the mortgage or deed of trust, in such order as the mortgage or beneficiary may determine. Thus, in the event improvements on the property are damaged or destroyed by fire or

                                       48
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other casualty, or in the event the property is taken by condemnation, the mortgagee or beneficiary under the senior mortgage or deed of trust will have the prior right to collect any insurance proceeds payable under a hazard insurance policy and any award of damages in connection with the condemnation and to apply the same to the indebtedness secured by the senior mortgage or deed of trust. Proceeds in excess of the amount of senior mortgage indebtedness will, in most cases, be applied to the indebtedness of a junior mortgage or trust deed to the extent the junior mortgage or deed of trust so provides. The laws of certain states may limit the ability of mortgagees or beneficiaries to apply the proceeds of hazard insurance and partial condemnation awards to the secured indebtedness. In such states, the mortgagor or trustor must be allowed to use the proceeds of hazard insurance to repair the damage unless the security of the mortgagee or beneficiary has been impaired. Similarly, in certain states, the mortgagee or beneficiary is entitled to the award for a partial condemnation of the real property security only to the extent that its security is impaired.

      The form of mortgage or deed of trust used by many institutional lenders typically contains a 'future advance' clause, which provides, in essence, that additional amounts advanced to or on behalf of the mortgagor or trustor by the mortgagee or beneficiary are to be secured by the mortgage or deed of trust. While such a clause is valid under the laws of most states, the priority of any advance made under the clause depends, in some states, on whether the advance was an 'obligatory' or 'optional' advance. If the mortgagee or beneficiary is obligated to advance the additional amounts, the advance may be entitled to receive the same priority as amounts initially made under the mortgage or deed of trust, notwithstanding that there may be intervening junior mortgages or deeds of trust and other liens between the date of recording of the mortgage or deed of trust and the date of the future advance, and notwithstanding that the mortgagee or beneficiary had actual knowledge of such intervening junior mortgages or deeds of trust and other liens at the time of the advance. Where the mortgagee or beneficiary is not obligated to advance the additional amounts and has actual knowledge of the intervening junior mortgages or deeds of trust and other liens, the advance may be subordinate to such intervening junior mortgages or deeds of trust and other liens. Priority of advances under a 'future advance' clause rests, in many other states, on state law giving priority to all advances made under the loan agreement up to a 'credit limit' amount stated in the recorded mortgage.

     Another provision typically found in the form of the mortgage or deed of trust used by many institutional lenders obligates the mortgagor or trustor to pay before delinquency all taxes and assessments on the property and, when due, all encumbrances, charges and liens on the property which appear prior to the mortgage or deed of trust, to provide and maintain fire insurance on the property, to maintain and repair the property and not to commit or permit any waste thereof, and to appear in and defend any action or proceeding purporting to affect the property or the rights of the mortgagee or beneficiary under the mortgage or deed of trust. Upon a failure of the mortgagor or trustor to perform any of these obligations, the mortgagee or beneficiary is given the right under the mortgage or deed of trust to perform the obligation itself, at its election, with the mortgagor or trustor agreeing to reimburse the mortgagee or beneficiary for any sums expended by the mortgagee or beneificary on behalf of the trustor. All sums so expended by the mortgagee or beneficiary become part of the indebtedness secured by the mortgage or deed of trust.

     The form of mortgage or deed of trust used by many institutional lenders typically requires the mortgagor or trustor to obtain the consent of the mortgagee or beneficiary in respect of actions affecting the mortgaged property, including, without limitation, leasing activities (including new leases and termination or modification of existing leases), alterations and improvements to buildings forming a part of the mortgaged property and management and leasing agreements for the mortgaged property. Tenants will often refuse to execute lease unless the mortgagee or beneficiary executes a written agreement with the tenant not to disturb the tenant's possession of its premises in the event of a foreclosure. A senior mortgagee or beneficiary may refuse to consent to matters approved by a junior mortgagee or beneficiary with the result that the value of the security for the junior mortgage or deed of trust is diminished. For example, a senior mortgagee or beneficiary may decide not to approve a lease or to refuse to grant to a tenant a non-disturbance agreement. If, as a result, the lease is not executed, the value of the mortgaged property may be diminished.

SUBORDINATE FINANCING

     Where the mortgagor encumbers mortgaged property with one or more junior liens, the senior lender is subjected to additional risk. First, the mortgagor may have difficulty servicing and repaying multiple loans. In addition, if the junior loan permits recourse to the mortgagor (as junior loans often do) and the senior loan does not, a mortgagor may be more likely to repay sums due on the junior loan than those on the senior loan. Second, acts of the senior lender that prejudice the junior lender or impair the junior lender's security may create a superior equity in favor of the junior lender. For example, if the mortgagor and the senior lender agree to an increase in the principal amount of or the interest rate payable on the senior loan, the senior lender may lose its priority to the extent any existing junior lender is harmed or the mortgagor is additionally burdened. Third, if the mortgagor defaults on the senior loan and/or any junior loan or loans, the existence of junior loans and actions taken by junior lenders can impair the security available to the senior lender and can interfere with or delay the taking of action by the senior lender. Moreover, the bankruptcy of a junior lender may operate to stay foreclosure or similar proceedings by the senior lender.

FORECLOSURE

     Foreclosure is a legal procedure that allows the mortgagee to recover its mortgage debt by enforcing its rights and available legal remedies under the mortgage. If the mortgagor defaults in payment or performance of its obligations under the note or mortgage and, by reason thereof, the indebtedness has been accelerated, the mortgagee has the right to institute foreclosure proceedings to sell the mortgaged property at public auction to satisfy the indebtedness.

     Foreclosure procedures with respect to the enforcement of a mortgage vary from state to state. Two primary methods of foreclosing a mortgage are judicial foreclosure and non-judicial foreclosure pursuant to a power of sale granted in the mortgage instrument. There are other foreclosure procedures available in some states that are either infrequently used or available only in certain limited circumstances, such as strict foreclosure.

JUDICIAL FORECLOSURE

     A judicial foreclosure proceeding is conducted in a court having jurisdiction over the mortgaged property. Generally, the action is initiated by the service of legal pleadings upon all parties having a subordinate interest of record in the real property and all parties in possession of the property, under leases or otherwise, whose interests are subordinate to the mortgage. Delays in completion of the foreclosure may occasionally result from difficulties in locating defendants. When the lender's right to foreclosure is contested, the legal proceedings can be costly and time-consuming. Upon successful completion of a judicial foreclosure proceeding, the court generally issues a judgment of foreclosure and appoints a referee or other officer to conduct a public sale of the mortgaged property, the proceeds of which are used to satisfy the judgment. Such sales are made in accordance with procedures that vary from state to state.

NON-JUDICIAL FORECLOSURE/POWER OF SALE

     Foreclosure of a deed of trust is generally accomplished by a non-judicial trustee's sale pursuant to the power of sale granted in the deed of trust. A power of sale is typically granted in a deed of trust. It may also be contained in any other type of mortgage instrument. A power of sale allows a non-judicial public sale to be conducted generally following a request from the beneficiary/lender to the trustee to sell the property upon any default by the mortgagor under the terms of the mortgage note or the mortgage instrument and after notice of sale is given in accordance with the terms of the mortgage instrument, as well as applicable state law. In some states, prior to such sale, the trustee under a deed of trust must record a notice of default and notice of sale and send a copy to the mortgagor and to any other party who has recorded a request for a copy of a notice of default and notice of sale. In addition, in some states the trustee must provide notice to any other party having an interest of record in the real property, including junior lienholders. A notice of sale must be posted in a public place and, in most states, published for a specified period of time in one or more newspapers. The mortgagor or junior lienholder may then have the right, during a reinstatment period required in some states, to cure the default by paying the entire actual amount in arrears (without acceleration) plus the expenses incurred in enforcing the obligation. In other states, the mortgagor or the junior lienholder is not provided a period to reinstate the loan, but has only the right to pay off the entire debt to prevent the foreclosure sale. Generally, the procedure for public sale, the parties entitled to notice, the method of giving notice and the applicable time periods are governed by state law and vary among the states. Foreclosure of a deed to secure debt is also generally accomplished by a non-judicial sale similar to that required by a deed of trust, except that the lender or its agent, rather than a trustee, is typically empowered to perform the sale in accordance with the terms of the deed to secure debt and applicable law.

LIMITATIONS ON LENDER'S RIGHTS

     United States courts have traditionally imposed general equitable principles to limit the remedies available to a mortgagee in connection with foreclosure. These equitable principles are generally designed to relieve the mortgagor from the legal effect of mortgage defaults, to the extent that such effect is perceived as harsh or unfair. Relying on such principles, a court may alter the specific terms of a loan to the extent it considers necessary to prevent an injustice, undue oppression or overreaching, or may require the lender to undertake affirmative and expensive actions to determine the cause of the mortgagor's default and the likelihood that the mortgagor will be able to reinstate the loan. In some cases, courts have substituted their judgment for the lender's and have required that lenders reinstate loans or recast payment schedules in order to accommodate mortgagors who are suffering from a temporary financial disability. In other cases, courts have limited the right of the lender to foreclose if the default under the mortgage is not monetary, e.g., the mortgagor failed to maintain the mortgaged property adequately or the mortgagor executed a junior mortgage on the mortgaged property. The exercise by the court of its equity powers will depend on the individual circumstances of each case presented to it. Finally, some courts have been faced with the issue of whether federal or state

                                       50
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constitutional provisions reflecting due process concerns for adequate notice require that a mortgagor receive notice in addition to statutorily-prescribed minimum notice. For the most part, these cases have upheld the reasonableness of the notice provisions or have found that a public sale under a mortgage providing for a power of sale does not involve sufficient state action to afford constitutional protections to the mortgagor.

     A foreclosure action is subject to most of the delays and expenses of other lawsuits if defenses are raised or counterclaims are interposed, and sometimes require several years to complete.

     Also, a third party may be unwilling to purchase a mortgaged property at a public sale because of the difficulty in determining the value of such property at the time of sale, due to, among other things, redemption rights which may exist and the possibility of physical deterioration of the property during the foreclosure proceedings. Potential buyers may be reluctant to purchase property at a foreclosure sale as a result of the 1980 decision of the United States Court of Appeals for the Fifth Circuit in Durrett v. Washington National Insurance Company and other decisions that have followed its reasoning. The court in Durrett held that even a non-collusive, regularly conducted foreclosure sale was a fraudulent transfer under the federal Bankruptcy Code, as amended from time to time (11 U.S.C.) and, therefore, could be rescinded in favor of the bankrupt's estate, if (i) the foreclosure sale was held while the debtor was insolvent and not more than one year prior to the filing of the bankruptcy petition and (ii) the price paid for the foreclosed property did not represent 'fair consideration' ('reasonably equivalent value' under the Bankruptcy Code). Although the reasoning and result of Durrett in respect of the Bankruptcy Code was rejected by the United States Supreme Court in May 1994, the case could nonetheless be persuasive to a court applying a state fraudulent conveyance law which has provisions similar to those construed in Durrett. For these reasons, it is common for the lender to purchase the mortgaged property for an amount equal to the lesser of fair market value and the underlying debt and accrued and unpaid interest plus the expenses of foreclosure. Generally, state law controls the amount of foreclosure costs and expenses which may be recovered by a lender. Thereafter, subject to the mortgagor's right in some states to remain in possession during a redemption period, if applicable, the lender will become the owner of the property and have both the benefits and burdens of ownership of the mortgaged property. For example, the lender will have the obligation to pay debt service on any senior mortgages, to pay taxes, obtain casualty insurance and to make such repairs at its own expense as are necessary to render the property suitable for sale. Frequently, the lender employs a third party management company to manage and operate the property. The costs of operating and maintaining a commercial or multifamily residential property may be significant and may be greater than the income derived from that property. The costs of management and operation of those mortgaged properties which are hotels, motels or restaurants or nursing or convalescent homes or hospitals may be particularly significant because of the expertise, knowledge and, with respect to nursing or convalescent homes or hospitals, regulatory compliance, required to run such operations and the effect which foreclosure and a change in ownership may have on the public's and the industry's (including franchisors') perception of the quality of such operations. The lender will commonly obtain the services of a real estate broker and pay the broker's commission in connection with the sale of the property. Depending upon market conditions, the ultimate proceeds of the sale of the property may not equal the lender's investment in the property. Moreover, a lender commonly incurs substantial legal fees and court costs in acquiring a mortgaged property through contested foreclosure and/or bankruptcy proceedings. Furthermore, a few states require that any environmental contamination at certain types of properties be cleaned up before a property may be resold. In addition, a lender may be responsible under federal or state law for the cost of cleaning up a mortgaged property that is environmentally contaminated. See '--Environmental Legislation'. Generally state law controls the amount of foreclosure expenses and costs, including attorneys' fees, that may be recovered by a lender.

     A junior mortgagee may not foreclose on the property securing the junior mortgage unless it forecloses subject to senior mortgages and any other prior liens, in which case it may be obliged to make payments on the senior mortgages to avoid their foreclosure. In addition, in the event that the foreclosure of a junior mortgage triggers the enforcement of a 'due-on-sale' clause contained in a senior mortgage, the junior mortgagee may be required to pay the full amount of the senior mortgage to avoid its foreclosure. Accordingly, with respect to those Mortgage Loans which are junior mortgage loans, if the lender purchases the property the lender's title will be subject to all senior mortgages, prior liens and certain governmental liens.

     The proceeds received by the referee or trustee from the sale are generally applied first to the costs, fees and expenses of sale, to unpaid real estate taxes and assessments and then in satisfaction of the indebtedness secured by the mortgage under which the sale was conducted. Any proceeds remaining after satisfaction of senior mortgage debt are generally payable to the holders of junior mortgages and other liens and claims in order of their priority, whether or not the mortgagor is in default. Any additional proceeds are generally payable to the mortgagor. The payment of the proceeds to the holders of junior mortgages may occur in the foreclosure action of the senior mortgage or a subsequent ancillary proceeding or may require the institution of separate legal proceedings by such holders.

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
     In connection with a series of Certificates for which an election is made to qualify the Trust Fund, or a portion thereof, as a REMIC, the REMIC Regulations and the Agreement may require the Master Servicer to hire an independent contractor to operate any foreclosed property relating to Whole Loans.

RIGHTS OF REDEMPTION

     The purposes of a foreclosure action are to enable the mortgagee to realize upon its security and to bar the mortgagor, and all persons who have an interest in the property which is subordinate to the mortgage being foreclosed, from exercise of their 'equity of redemption'. The doctrine of equity of redemption provides that, until the property covered by a mortgage has been sold in accordance with a properly conducted foreclosure and foreclosure sale, those having an interest which is subordinate to that of the foreclosing mortgagee have an equity of redemption and may redeem the property by paying the entire debt with interest. In addition, in some states, when a foreclosure action has been commenced, the redeeming party must pay certain costs of such action. Those having an equity of redemption must generally be made parties and joined in the foreclosure proceeding in order for their equity of redemption to be cut off and terminated.

     The equity of redemption is generally a common-law (non-statutory) right which exists prior to completion of the foreclosure, is not waivable by the mortgagor, must be exercised prior to foreclosure sale and should be distinguished from the post-sale statutory rights of redemption. In some states, after sale pursuant to a deed of trust or foreclosure of a mortgage, the mortgagor and foreclosed junior lienors are given a statutory period in which to redeem the property from the foreclosure sale. In some states, statutory redemption may occur only upon payment of the foreclosure sale price. In other states, redemption may be authorized if the former mortgagor pays only a portion of the sums due. The effect of a statutory right of redemption is to diminish the ability of the lender to sell the foreclosed property. The exercise of a right of redemption would defeat the title of any purchaser from a foreclosure sale or sale under a deed of trust. Consequently, the practical effect of the redemption right is to force the lender to maintain the property and pay the expenses of ownership until the redemption period has expired. In some states, a post-sale statutory right of redemption may exist following a judicial foreclosure, but not following a trustee's sale under a deed of trust.

     Under the REMIC Regulations currently in effect, property acquired by foreclosure generally must not be held for more than two years. With respect to a series of Certificates for which an election is made to qualify the Trust Fund or a part thereof as a REMIC, the Agreement will permit foreclosed property to be held for more than two years if the Trustee receives (i) an extension from the Internal Revenue Service or (ii) an opinion of counsel to the effect that holding such property for such period is permissible under the REMIC Regulations.

ANTI-DEFICIENCY LEGISLATION

     Some or all of the Mortgage Loans may be nonrecourse loans, as to which recourse may be had only against the specific property securing the related Mortgage Loan and a personal money judgment may not be obtained against the mortgagor. Even if a mortgage loan by its terms provides for recourse to the mortgagor, some states impose prohibitions or limitations on such recourse. For example, statutes in some states limit the right of the lender to obtain a deficiency judgment against the mortgagor following foreclosure or sale under a deed of trust. A deficiency judgment would be a personal judgment against the former mortgagor equal to the difference between the net amount realized upon the public sale of the real property and the amount due to the lender. Some states require the lender to exhaust the security afforded under a mortgage by foreclosure in an attempt to satisfy the full debt before bringing a personal action against the mortgagor. In certain other states, the lender has the option of bringing a personal action against the mortgagor on the debt without first exhausting such security; however, in some of these states, the lender, following judgment on such personal action, may be deemed to have elected a remedy and may be precluded from exercising remedies with respect to the security. In some cases, a lender will be precluded from exercising any additional rights under the note or mortgage if it has taken any prior enforcement action. Consequently, the practical effect of the election requirement, in those states permitting such election, is that lenders will usually proceed against the security first rather than bringing a personal action against the mortgagor. Finally, other statutory provisions limit any deficiency judgment against the former mortgagor following a judicial sale to the excess of the outstanding debt over the fair market value of the property at the time of the public sale. The purpose of these statutes is generally to prevent a lender from obtaining a large deficiency judgment against the former mortgagor as a result of low or no bids at the judicial sale.

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
LEASEHOLD RISKS

     Mortgage Loans may be secured by a mortgage on a ground lease. Leasehold mortgages are subject to certain risks not associated with mortgage loans secured by the fee estate of the mortgagor. The most significant of these risks is that the ground lease creating the leasehold estate could terminate, leaving the leasehold mortgagee without its security. The ground lease may terminate if, among other reasons, the ground lessee breaches or defaults in its obligations under the ground lease or there is a bankruptcy of the ground lessee or the ground lessor. This risk may be minimized if the ground lease contains certain provisions protective of the mortgagee, but the ground leases that secure Mortgage Loans may not contain some of these protective provisions, and mortgages may not contain the other protections discussed in the next paragraph. Protective ground lease provisions include the right of the leasehold mortgagee to receive notices from the ground lessor of any defaults by the the mortgagor; the right to cure such defaults, with adequate cure periods; if a default is not susceptible of cure by the leasehold mortgagee, the right to acquire the leasehold estate through foreclosure or otherwise; the ability of the ground lease to be assigned to and by the leasehold mortgagee or purchaser at a foreclosure sale and for the concomitant release of the ground lessee's liabilities thereunder; and the right of the leasehold mortgagee to enter into a new ground lease with the ground lessor on the same terms and conditions as the old ground lease in the event of a termination thereof.

     In addition to the foregoing protections, a leasehold mortgagee may require that the ground lease or leasehold mortgage prohibit the ground lessee from treating the ground lease as terminated in the event of the ground lessor's bankruptcy and rejection of the ground lease by the trustee for the debtor-ground lessor. As further protection, a leasehold mortgage may provide for the assignment of the debtor-ground lessee's right to reject a lease pursuant to Section 365 of the Bankruptcy Reform Act of 1978, as amended (11 U.S.C.) (the 'Bankruptcy Code'), although the enforceability of such clause has not been established. Without the protections described in the foregoing paragraph, a leasehold mortgagee may lose the collateral securing its leasehold mortgage. In addition, terms and conditions of a leasehold mortgage are subject to the terms and conditions of the ground lease. Although certain rights given to a ground lessee can be limited by the terms of a leasehold mortgage, the rights of a ground lessee or a leasehold mortgagee with respect to, among other things, insurance, casualty and condemnation will be governed by the provisions of the ground lease.

BANKRUPTCY LAWS

     The Bankruptcy Code and related state laws may interfere with or affect the ability of a lender to realize upon collateral and/or to enforce a deficiency judgment. For example, under the Bankruptcy Code, virtually all actions (including foreclosure actions and deficiency judgment proceedings) are automatically stayed upon the filing of the bankruptcy petition, and, usually, no interest or principal payments are made during the course of the bankruptcy case. The delay and the consequences thereof caused by such automatic stay can be significant. Also, under the Bankruptcy Code, the filing of a petition in bankruptcy by or on behalf of a junior lienor may stay the senior lender from taking action to foreclose out such junior lien.

     Under the Bankruptcy Code, provided certain substantive and procedural safeguards for the lender are met, the amount and terms of a mortgage secured by property of the debtor may be modified under certain circumstances. The outstanding amount of the loan secured by the real property may be reduced to the then-current value of the property (with a corresponding partial reduction of the amount of lender's security interest) pursuant to a confirmed plan or lien avoidance proceeding, thus leaving the lender a general unsecured creditor for the difference between such value and the outstanding balance of the loan. Other modifications may include the modification or denial of enforceability of due-on-sale or due-on-encumbrance clauses, the reduction in the amount of each scheduled payment, which reduction may result from a reduction in the rate of interest and/or the alteration of the repayment schedule (with or without affecting the unpaid principal balance of the loan), and/or an extension (or reduction) of the final maturity date. Some courts with federal bankruptcy jurisdiction have approved plans, based on the particular facts of the reorganization case, that effected the curing of a mortgage loan default by paying arrearages over a number of years. Also, under federal bankruptcy law, a bankruptcy court may permit a debtor through its rehabilitative plan to de-accelerate a secured loan and to reinstate the loan even though the lender accelerated the mortgage loan and final judgment of foreclosure had been entered in state court (provided no sale of the property had yet occurred) prior to the filing of the debtor's petition. This may be done even if the full amount due under the original loan is never repaid.

     The Bankruptcy Code has been amended to provide that a lender's perfected pre-petition security interest in leases, rents and hotel revenues continues in the post-petition leases, rents and hotel revenues, unless a bankruptcy court orders to the contrary 'based on the equities of the case.' Thus, unless a court orders otherwise, revenues from a Mortgaged Property generated after the date the bankruptcy petition is filed will constitute 'cash collateral' under the Bankruptcy Code. Debtors may only use cash collateral upon obtaining the lender's consent or a prior court order finding that the lender's interest in the Mortgaged Properties

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
and the cash collateral is 'adequately protected' as such term is defined and interpreted under the Bankruptcy Code. It should be noted, however, that the court may find that the lender has no security interest in either pre-petition or post-petition revenues if the court finds that the loan documents do not contain language covering accounts, room rents, or other forms of personalty necessary for a security interest to attach to hotel revenues.

     To the extent that a mortgagor's ability to make payment on a mortgage loan is dependent on its receipt of payments of rent under a lease of the related property, such ability may be impaired by the commencement of a bankruptcy proceeding relating to a lessee under such lease. Under the Bankruptcy Code, the commencement of a bankruptcy proceeding in which the lessee is the debtor results in a stay in bankruptcy against the commencement or continuation of any state court proceeding for past due rent, for accelerated rent, for damages or for a summary eviction order with respect to a default under the lease that occurred prior to the filing of the lessee's petition.

     In addition, the Bankruptcy Code generally provides that a trustee or debtor-in-possession may, subject to approval of the court, (a) assume the lease and retain it or assign it to a third party or (b) reject the lease. If the lease is assumed, the trustee or debtor in possession (or assignee, if applicable) must cure any defaults under the lease, compensate the lessor for its losses and provide the lessor with 'adequate assurance' of future performance. Such remedies may be insufficient, however, as the lessor may be forced to continue under the lease with a lessee that is a poor credit risk or an unfamiliar tenant if the lease was assigned, and any assurances provided to the lessor may, in fact, be inadequate. If the lease is rejected, the lessor will be treated as an unsecured creditor with respect to its claim for damages for termination of the lease. In addition, pursuant to Section 502(b)(6) of the Bankruptcy Code, a lessor's damages for lease rejection in respect of future rent installments are limited to the rent reserved by the lease, without acceleration, for the greater of one year, or 15%, not to exceed three years, of the remaining term of the lease.

     In a bankruptcy or similar proceeding, action may be taken seeking the recovery as a preferential transfer of any payments made by the mortgagor under the related Mortgage Loan to the Trust Fund. Payments on long-term debt may be protected from recovery as preferences if they are payments in the ordinary course of business made on debts incurred in the ordinary course of business. Whether any particular payment would be protected depends upon the facts specific to a particular transaction.

     A trustee in bankruptcy, in some cases, may be entitled to collect its costs and expenses in preserving or selling the mortgaged property ahead of payment to the lender. In certain circumstances, a debtor in bankruptcy may have the power to grant liens senior to the lien of a mortgage, and analogous state statutes and general principles of equity may also provide a mortgagor with means to halt a foreclosure proceeding or sale and to force a restructuring of a mortgage loan on terms a lender would not otherwise accept. Moreover, the laws of certain states also give priority to certain tax liens over the lien of a mortgage or deed of trust. Under the Bankruptcy Code, if the court finds that actions of the mortgagee have been unreasonable, the lien of the related mortgage may be subordinated to the claims of unsecured creditors.

     Pursuant to the federal doctrine of 'substantive consolidation' or to the (predominantly state law) doctrine of 'piercing the corporate veil', a bankruptcy court, in the exercise of its equitable powers, also has the authority to order that the assets and liabilities of a related entity be consolidated with those of an entity before it. Thus, property ostensibly the property of one entity may be determined to be the property of a different entity in bankruptcy, the automatic stay applicable to the first bankrupt entity extended to the second and the rights of creditors of the second entity impaired in the fashion set forth above in the discussion of ordinary bankruptcy principles. Depending on facts and circumstances not wholly in existence at the time a loan is originated or transferred to the Trust Fund, the application of any of these doctrines to one or more of the mortgagors in the context of the bankruptcy of one or more of their affiliates could result in material impairment of the rights of the Certificateholders. For each mortgagor that is described as a 'special purpose entity', 'single purpose entity' or 'bankruptcy-remote entity' in the Prospectus Supplement, the activities that may be conducted by such mortgagor and its ability to incur debt are restricted by the applicable Mortgage or the organizational documents of such mortgagor in such manner as is intended to make the likelihood of a bankruptcy proceeding being commenced by or against such mortgagor remote, and such mortgagor has been organized and is designed to operate in a manner such that its separate existence should be respected notwithstanding a bankruptcy proceeding in respect of one or more affiliated entities of such mortgagor. However, the Depositor makes no representation as to the likelihood of the institution of a bankruptcy proceeding by or in respect of any mortgagor or the likelihood that the separate existence of any mortgagor would be respected if there were to be a bankruptcy proceeding in respect of any affiliated entity of a mortgagor.

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
ENVIRONMENTAL LEGISLATION

     A lender may be subject to unforeseen environmental risks when taking a security interest in real or personal property.

     Under the laws of many states, contamination on a property may give rise to a lien on the property for cleanup costs. In several states, such a lien has priority over all existing liens (a 'superlien') including those of existing mortgages; in those states, the lien of a mortgage contemplated by this transaction may lose its priority to such a superlien.

     CERCLA imposes strict, as well as joint and several, liability on several classes of potentially responsible parties, including current owners and operators of the property, regardless of whether they caused or contributed to the contamination. Many states have laws similar to CERCLA. CERCLA excludes from the definition of 'owner or operator' any person 'who, without participating in the mangement of . . . [the] facility, holds indicia of ownership primarily to protect his security interest' ('secured-creditor exemption').

     A lender may lose its secured-creditor exemption and be held liable under CERCLA as an owner or operator, if such lender or its employees or agents participate in management of the property. Also, if the lender takes title to or possession of the property, the secured-creditor exemption may be deemed to be unavailable, and the lender may be liable to the government or private parties for clean-up or other remedial costs pursuant to CERCLA.

     A decision in May 1990 of the United States Court of Appeals for the Eleventh Circuit in United States v. Fleet Factors Corp. very narrowly construed the CERCLA secured-creditor exemption. The Court held that a mortgagee need not have involved itself in the day-to-day operations of the mortgaged property or in decisions relating to hazardous waste in order to be liable under CERCLA; rather, liability could attach to a mortgagee if its involvement in the management of the property is sufficiently broad to support the inference that it had the capacity to influence the mortgagor's treatment of hazardous waste. Such capacity to influence could be inferred from the extent of the mortgagee's involvement in the mortgagor's financial management. A subsequent decision by the United States Court of Appeals for the Ninth Circuit in In re Bergsoe Metal Corp. disagreed with the Fleet Factors opinion, ruling that a secured lender had no liability absent 'some actual management of the facility' on the part of the lender. The scope of the secured-creditor exemption is thus unclear.

     If a lender is or becomes liable, it may bring an action for contribution against the owner or operator who created the environmental contamination, but that person or entity may be bankrupt or otherwise judgment proof. It is possible that cleanup costs could become a liability of the Trust Fund and occasion a loss to Certificateholders in certain circumstances described above if such remedial costs were incurred.

     Unless otherwise provided in the related Prospectus Supplement, the Warranting Party with respect to any Whole Loan included in a Trust Fund for a particular series of Certificates will represent that a 'Phase I assessment' as described in and meeting the requirements of the then current version of Chapter 5 of the Federal National Mortgage Association Multifamily Guide has been received and reviewed. In addition, the Agreement may provide that the Master Servicer, acting on behalf of the Trustee, will not acquire title to a Mortgaged Property or take over its operation unless the Master Servicer has previously determined, based on a report prepared by a person who regularly conducts environmental audits, that (a) there are no circumstances or conditions present at the Mortgaged Property relating to substances for which some investigation or clean-up action could be required or that it would be in the best economic interest of the Trust Fund to take such actions with respect to the affected Mortgaged Property and (b) that the Mortgaged Property is in compliance with applicable environmental laws or that it would be in the best economic interest of the Trust Fund to take the actions necessary to comply with such laws. See 'Description of the Agreements-- Realization Upon Defaulted Whole Loans'.

DUE-ON-SALE AND DUE-ON-ENCUMBRANCE

     Certain of the Mortgage Loans may contain due-on-sale and due-on-encumbrance clauses. These clauses generally provide that the lender may accelerate the maturity of the loan if the mortgagor sells or otherwise transfers or encumbers the mortgaged property. Certain of these clauses may provide that, upon an attempted breach thereof by the mortgagor of an otherwise non-recourse loan, the mortgager becomes personally liable for the mortgage debt. The enforceability of due-on-sale clauses has been the subject of legislation or litigation in many states and, in some cases, the enforceability of these clauses was limited or denied. However, with respect to certain loans the Garn-St Germain Depository Institutions Act of 1982 preempts state constitutional, statutory and case law that prohibits the enforcement of due-on-sale clauses and permits lenders to enforce these clauses in accordance with their terms subject to certain limited exceptions. Unless otherwise provided in the related Prospectus Supplement, a Master Servicer, on behalf of the Trust Fund, will determine whether to exercise any right the Trustee may have as mortgagee to accelerate payment of any such Mortgage Loan or to withhold its consent to any transfer or further encumbrance in accordance with the general servicing standard described herein under 'Description of the Agreements--Collection and Other Servicing Procedures'.

ACCELERATION ON DEFAULT

     Some of the Mortgage Loans included in a Trust Fund will include a 'debt-acceleration' clause, which permits the lender to accelerate the full debt upon a monetary or nonmonetary default of the borrower. The courts of all states will enforce clauses providing for acceleration in the event of a material payment default after giving effect to any appropriate notices. The equity courts of any state, however, may refuse to foreclose a mortgage or deed of trust when an acceleration of the indebtedness would be inequitable or unjust or the circumstances would render the acceleration unconscionable. Furthermore, in some states, the borrower may avoid foreclosure and reinstate an accelerated loan by paying only the defaulted amounts and the costs and attorneys' fees incurred by the lender in collecting such defaulted payments.

     State courts also are known to apply various legal and equitable principles to avoid enforcement of the forfeiture provisions of Installment Contracts. For example, a lender's practice of accepting late payments from the borrower may be deemed a waiver of the forfeiture clause. State courts also may impose equitable grace periods for payment of arrearages or otherwise permit reinstatement of the contract following a default. Not infrequently, if a borrower under an Installment Contract has significant equity in the property, equitable principles will be applied to reform or reinstate the contract or to permit the borrower to share the proceeds upon a foreclosure sale of the property if the sale price exceeds the debt.

DEFAULT INTEREST, PREPAYMENT CHARGES AND PREPAYMENTS

     Forms of notes and mortgages used by lenders may contain provisions obligating the mortgagor to pay a late charge or additional interest if payments are not timely made, and in some circumstances may provide for prepayment fees or yield maintenance penalties if the obligation is paid prior to maturity or prohibit such prepayment for a specified period. In certain states, there are or may be specific limitations upon the late charges which a lender may collect from a mortgagor for delinquent payments. Certain states also limit the amounts that a lender may collect from a mortgagor as an additional charge if the loan is prepaid. The enforceability, under the laws of a number of states of provisions providing for prepayment fees or penalties upon, or prohibition of, an involuntary prepayment is unclear, and no assurance can be given that, at the time a Prepayment Premium is required to be made on a Mortgage Loan in connection with an involuntary prepayment, the obligation to make such payment, or the provisions of any such prohibition, will be enforceable under applicable state law. The absence of a restraint on prepayment, particularly with respect to Mortgage Loans having higher Mortgage Rates, may increase the likelihood of refinancing or other early retirements of the Mortgage Loans.

APPLICABILITY OF USURY LAWS

     Title V of the Depository Institutions Deregulation and Monetary Control Act of 1980, enacted in March 1980 ('Title V'), provides that state usury limitations shall not apply to certain types of residential (including multifamily but not other commercial) first mortgage loans originated by certain lenders after March 31, 1980. A similar federal statute was in effect with respect to mortgage loans made during the first three months of 1980. The statute authorized any state to reimpose interest rate limits by adopting, before April 1, 1983, a law or constitutional provision that expressly rejects application of the federal law. In addition, even where Title V is not so rejected, any state is authorized by the law to adopt a provision limiting discount points or other charges on mortgage loans covered by Title V. Certain states have taken action to reimpose interest rate limits and/or to limit discount points or other charges.

     The Depositor has been advised by counsel that a court interpreting Title V would hold that first mortgage loans secured by primarily residential properties that are originated on or after January 1, 1980 are subject to federal preemption. Therefore, in a state that has not taken the requisite action to reject application of Title V or to adopt a provision limiting discount points or other charges prior to origination of such mortgage loans, any such limitation under such state's usury law would not apply to such mortgage loans.

ALTERNATIVE MORTGAGE INSTRUMENTS

     Alternative mortgage instruments, including adjustable rate mortgage loans, originated by non-federally chartered lenders have historically been subjected to a variety of restrictions. Such restrictions differed from state to state, resulting in difficulties in determining whether a particular alternative mortgage instrument originated by a state-chartered lender was in compliance with applicable law. These difficulties were alleviated substantially as a result of the enactment of Title VIII of the Garn-St Germain Act

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
('Title VIII'). Title VIII provides that, notwithstanding any state law to the contrary, state-chartered banks may originate alternative mortgage instruments in accordance with regulations promulgated by the Comptroller of the Currency with respect to origination of alternative mortgage instruments by national banks, state-chartered credit unions may originate alternative mortgage instruments in accordance with regulations promulgated by the National Credit Union Administration (the 'NCUA') with respect to origination of alternative mortgage instruments by federal credit unions, and all other non-federally chartered housing creditors, including state-chartered savings and loan associations, state-chartered savings banks and mortgage banking companies, may originate alternative mortgage instruments in accordance with the regulations promulgated by the Federal Home Loan Bank Board (now the Office of Thrift Supervision) with respect to origination of alternative mortgage instruments by federal savings and loan associations. Title VIII provides that any state may reject applicability of the provision of Title VIII by adopting, prior to October 15, 1985, a law or constitutional provision expressly rejecting the applicability of such provisions. Certain states have taken such action.

SOLDIERS' AND SAILORS' CIVIL RELIEF ACT OF 1940

     Under the terms of the Soldiers' and Sailors' Civil Relief Act of 1940, as amended (the 'Relief Act'), a mortgagor who enters military service after the origination of such mortgagor's Mortgage Loan (including a mortgagor who was in reserve status and is called to active duty after origination of the Mortgage
Loan), may not be charged interest (including fees and charges) above an annual rate of 6% during the period of such mortgagor's active duty status, unless a court orders otherwise upon application of the lender. The Relief Act applies to mortgagors who are members of the Army, Navy, Air Force, Marines, National Guard, Reserves, Coast Guard and officers of the U.S. Public Health Service assigned to duty with the military. Because the Relief Act applies to mortgagors who enter military service (including reservists who are called to active duty) after origination of the related Mortgage Loan, no information can be provided as to the number of loans that may be affected by the Relief Act. Application of the Relief Act would adversely affect, for an indeterminate period of time, the ability of any servicer to collect full amounts of interest on certain of the Mortgage Loans. Any shortfalls in interest collections resulting from the application of the Relief Act would result in a reduction of the amounts distributable to the holders of the related series of Certificates and would not be covered by advances or any form of Credit Support (if any) provided in connection with such Certificates. In addition, the Relief Act imposes limitations that would impair the ability of the servicer to foreclose on an affected Mortgage Loan during the mortgagor's period of active duty status, and, under certain circumstances, during an additional three month period thereafter. Thus, in the event that such a Mortgage Loan goes into default, there may be delays and losses occasioned thereby.

FORFEITURES IN DRUG AND RICO PROCEEDINGS

     Federal law provides that property owned by persons convicted of drug-related crimes or of criminal violations of the Racketeer Influenced and Corrupt Organizations ('RICO') statute can be seized by the government if the property was used in, or purchased with the proceeds of, such crimes. Under procedures contained in the Comprehensive Crime Control Act of 1984 (the 'Crime Control Act'), the government may seize the property even before conviction. The government must publish notice of the forfeiture proceeding and may give notice to all parties 'known to have an alleged interest in the property', including the holders of mortgage loans.

     A lender may avoid forfeiture of its interest in the property if it establishes that: (i) its mortgage was executed and recorded before commission of the crime upon which the forfeiture is based, or (ii) the lender was, at the time of execution of the mortgage, 'reasonably without cause to believe' that the property was used in, or purchased with the proceeds of, illegal drug or RICO activities.

CERTAIN LAWS AND REGULATIONS

     The Mortgaged Properties will be subject to compliance with various federal, state and local statutes and regulations. Failure to comply (together with an inability to remedy any such failure) could result in material diminution in the value of a Mortgaged Property which could, together with the possibility of limited alternative uses for a particular Mortgaged Property (i.e., a nursing or convalescent home or hospital), result in a failure to realize the full principal amount of the related Mortgage Loan.

TYPE OF MORTGAGED PROPERTY

     The lender may be subject to additional risk depending upon the type and use of the Mortgaged Property in question. For instance, Mortgaged Properties which are hospitals, nursing homes or convalescent homes may present special risks to lenders in large part due to significant governmental regulation of the operation, maintenance, control and financing of health care institutions. Mortgages on Mortgaged Properties which are owned by the borrower under a condominium form of ownership are subject to the declaration, by-laws and other rules and regulations of the condominium association. Mortgaged Properties which are hotels or motels may present additional risk to the lender in that: (i) hotels and motels are typically operated pursuant to franchise, management and operating agreements which may be terminable by the operator; and
(ii) the transferability of the hotel's operating, liquor and other licenses to the entity acquiring the hotel either through purchase or foreclosure is subject to the vagaries of local law requirements. In addition, Mortgaged Properties which are multifamily residential properties or cooperatively owned multifamily properties may be subject to rent control laws, which could impact the future cash flows of such properties.

AMERICANS WITH DISABILITIES ACT

     Under Title III of the Americans with Disabilities Act of 1990 and rules promulgated thereunder (collectively, the 'ADA'), in order to protect individuals with disabilities, public accommodations (such as hotels, restaurants, shopping centers, hospitals, schools and social service center establishments) must remove architectural and communication barriers which are structural in nature from existing places of public accommodation to the extent 'readily achievable.' In addition, under the ADA, alterations to a place of public accommodation or a commercial facility are to be made so that, to the maximum extent feasible, such altered portions are readily accessible to and usable by disabled individuals. The 'readily achievable' standard takes into account, among other factors, the financial resources of the affected site, owner, landlord or other applicable person. In addition to imposing a possible financial burden on the borrower in its capacity as owner or landlord, the ADA may also impose such requirements on a foreclosing lender who succeeds to the interest of the borrower as owner or landlord. Furthermore, since the 'readily achievable' standard may vary depending on the financial condition of the owner or landlord, a foreclosing lender who is financially more capable than the borrower of complying with the requirements of the ADA may be subject to more stringent requirements than those to which the borrower is subject.

                        FEDERAL INCOME TAX CONSEQUENCES


     The following represents the opinion of Cadwalader, Wickersham & Taft as to the matters discussed herein. The following is a general discussion of the anticipated material federal income tax consequences of the purchase, ownership and disposition of Certificates. The discussion below does not purport to address all federal income tax consequences that may be applicable to particular categories of investors, some of which may be subject to special rules. The authorities on which this discussion is based are subject to change or differing interpretations, and any such change or interpretation could apply retroactively. This discussion reflects the applicable provisions of the Internal Revenue Code of 1986, as amended (the 'Code'), as well as regulations promulgated by the U.S. Department of Treasury (the 'Treasury'). Investors should consult their own tax advisors in determining the federal, state, local and other tax consequences to them of the purchase, ownership and disposition of Certificates.



     For purposes of this discussion, where the applicable Prospectus Supplement provides for a fixed retained yield with respect to the Mortgage Assets underlying a series of Certificates, references to the Mortgage will be deemed to refer to that portion of the Mortgage Assets held by the Trust Fund which does not include the Retained Interest. References to a 'holder' or 'Certificateholder' in this discussion generally mean the beneficial owner of a Certificate. For purposes of this discussion, unless otherwise specified, the term 'Mortgage Loans' will be used to refer to Mortgage Loans, MBS and Installment Contracts.



                               REMIC CERTIFICATES


GENERAL


     With respect to a particular series of Certificates, an election may be made to treat the Trust Fund or one or more segregated pools of assets therein as one or more REMICs within the meaning of Code Section 860D. A Trust Fund or a portion thereof as to which a REMIC election will be made will be referred to as a 'REMIC Pool'. For purposes of this discussion, Certificates of a series as to which one or more REMIC elections are made are referred to as 'REMIC Certificates' and will consist of one or more Classes of 'REMIC Regular Certificates' and one Class of 'Residual Certificates' in the case of each REMIC Pool. Qualification as a REMIC requires ongoing compliance with certain conditions. With respect to each series of REMIC Certificates, Cadwalader, Wickersham & Taft, tax counsel to the Depositor, has advised the Depositor that in the firm's opinion, assuming (i) the making of such an election, (ii) compliance with the Agreement and (iii) compliance with any changes in the law, including any amendments to the Code or applicable Treasury regulations thereunder, each REMIC Pool will qualify as a REMIC. In such case, the REMIC Regular Certificates will be considered to be 'regular interests' in the REMIC Pool and generally will be treated for federal income tax purposes as if they were newly originated debt instruments, and the Residual Certificates will be considered to be 'residual interests' in the REMIC Pool. The Prospectus Supplement for each series of Certificates will indicate whether one


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

or more REMIC elections with respect to the related Trust Fund will be made, in which event references to 'REMIC' or 'REMIC Pool' herein shall be deemed to refer to each such REMIC Pool. If so specified in the applicable Prospectus Supplement, the portion of a Trust Fund as to which a REMIC election is not made may be treated as a grantor trust for federal income tax purposes. See '--Grantor Trust Certificates'.


STATUS OF REMIC CERTIFICATES


     REMIC Certificates held by a domestic building and loan association will constitute 'a regular or residual interest in a REMIC' within the meaning of Code Section 7701(a)(19)(C)(xi) but only in the same proportion that the assets of the REMIC Pool would be treated as 'loans . . . secured by an interest in real property which is . . . residential real property' (such as single family or multifamily properties, but not commercial properties) within the meaning of Code Section 7701(a)(19)(C)(v) or as other assets described in Code Section 7701(a)(19)(C), and otherwise will not qualify for such treatment. REMIC Certificates held by a real estate investment trust will constitute 'real estate assets' within the meaning of Code Section 856(c)(4)(A), and interest on the REMIC Regular Certificates and income with respect to Residual Certificates will be considered 'interest on obligations secured by mortgages on real property or on interests in real property' within the meaning of Code Section 856(c)(3)(B) in the same proportion that, for both purposes, the assets of the REMIC Pool would be so treated. If at all times 95% or more of the assets of the REMIC Pool qualify for each of the foregoing respective treatments, the REMIC Certificates will qualify for the corresponding status in their entirety. For purposes of Code Section 856(c)(4)(A), payments of principal and interest on the Mortgage Loans that are reinvested pending distribution to holders of REMIC Certificates qualify for such treatment. Where two REMIC Pools are a part of a tiered structure they will be treated as one REMIC for purposes of the tests described above respecting asset ownership of more or less than 95%. In addition, if the assets of the REMIC include Buy-Down Mortgage Loans, it is possible that the percentage of such assets constituting 'qualifying real property loans' or 'loans . . . secured by an interest in real property' for purposes of Code
Section 7701(a)(19)(C)(v), respectively, may be required to be reduced by the amount of the related Buy-Down Funds. REMIC Certificates held by a regulated investment company will not constitute 'Government securities' within the meaning of Code Section 851(b)(4)(A)(i). REMIC Certificates held by certain financial institutions will constitute an 'evidence of indebtedness' within the meaning of Code Section 582(c)(1). The Small Business Job Protection Act of 1996 (the 'SBJPA of 1996') repealed the reserve method for bad debts of domestic building and loan associations and mutual savings banks, and thus has eliminated the asset category of 'qualifying real property loans' in former Code Section 593(d) for taxable years beginning after December 31, 1995. The requirement in the SBJPA of 1996 that such institutions must 'recapture' a portion of their existing bad debt reserves is suspended if a certain portion of their assets are maintained in 'residential loans' under Code Section 7701(a)(19)(C)(v), but only if such loans were made to acquire, construct or improve the related real property and not for the purpose of refinancing. However, no effort will be made to identify the portion of the Mortgage Loans of any Series meeting this requirement, and no representation is made in this regard.


QUALIFICATION AS A REMIC

     In order for the REMIC Pool to qualify as a REMIC, there must be ongoing compliance on the part of the REMIC Pool with the requirements set forth in the Code. The REMIC Pool must fulfill an asset test, which requires that no more than a de minimis portion of the assets of the REMIC Pool, as of the close of the third calendar month beginning after the 'Startup Day' (which for purposes of this discussion is the date of issuance of the REMIC Certificates) and at all times thereafter, may consist of assets other than 'qualified mortgages' and 'permitted investments'. The REMIC Regulations provide a safe harbor pursuant to which the de minimis requirement is met if at all times the aggregate adjusted basis of the nonqualified assets is less than 1% of the aggregate adjusted basis of all the REMIC Pool's assets. An entity that fails to meet the safe harbor may nevertheless demonstrate that it holds no more than a de minimis amount of nonqualified assets. A REMIC also must provide 'reasonable arrangements' to prevent its residual interest from being held by 'disqualified organizations' and must furnish applicable tax information to transferors or agents that violate this requirement. See 'Taxation of Residual Certificates--Tax-Related Restrictions on Transfer of Residual Certificates--Disqualified Organizations'.

     A qualified mortgage is any obligation that is principally secured by an interest in real property and that is either transferred to the REMIC Pool on the Startup Day or is purchased by the REMIC Pool within a three-month period thereafter pursuant to a fixed price contract in effect on the Startup Day. Qualified mortgages include whole mortgage loans, such as the Mortgage Loans, certificates of beneficial interest in a grantor trust that holds mortgage loans, such as the Mortgage Certificates, regular interests in another REMIC, such as Mortgage Certificates in a trust as to which a REMIC election has been made, loans secured by timeshare interests and loans secured by shares held by a tenant stockholder in a cooperative housing corporation, provided, in general,
(i) the fair market value of the real property security (including buildings and structural components thereof) is at least 80% of the principal balance of the related Mortgage Loan or mortgage loan underlying the Mortgage Certificate either at origination or as of the Startup Day (an original loan-to-value ratio of not more than 125% with respect to the real property security) or (ii) substantially all the proceeds of the Mortgage Loan or the underlying mortgage loan were used to acquire, improve or protect an interest in real property that, at the origination date, was the only security for the Mortgage Loan or underlying mortgage loan. If the Mortgage Loan has been substantially modified other than in connection with a default or reasonably foreseeable default, it must meet the loan-to-value test in (i) of the preceding sentence as of the date of the last such modification). A qualified mortgage includes a qualified replacement mortgage, which is any property that would have been treated as a qualified mortgage if it were transferred to the REMIC Pool on the Startup Day and that is received either (i) in exchange for any qualified mortgage within a three-month period thereafter or
(ii) in exchange for a 'defective obligation' within a two-year period thereafter. A 'defective obligation' includes (i) a mortgage in default or as to which default is reasonably foreseeable, (ii) a mortgage as to which a customary representation or warranty made at the time of transfer to the REMIC Pool has been breached, (iii) a mortgage that was fraudulently procured by the mortgagor, and (iv) a mortgage that was not in fact principally secured by real property (but only if such mortgage is disposed of within 90 days of discovery). A Mortgage Loan that is 'defective' as described in clause (iv) that is not sold or, if within two years of the Startup Day, exchanged, within 90 days of discovery, ceases to be a qualified mortgage after such 90-day period.

     The REMIC Regulations provide that obligations secured by interests in manufactured housing which qualify as 'single family residences' within the meaning of Code Section 25(e)(10) may be treated as 'qualified mortgages' of a REMIC. Under Code Section 25(e)(10), the term 'single family residence' includes any manufactured home which has a minimum of 400 square feet of living space and a minimum width in excess of 102 inches and which is of a kind customarily used at a fixed location. With respect to each series with respect to which Contracts are included in a REMIC Pool, the Depositor will represent and warrant that each of the manufactured homes securing the Contracts meets this definition of 'single family residence'.

     Permitted investments include cash flow investments, qualified reserve assets, and foreclosure property. A cash flow investment is an investment, earning a return in the nature of interest, of amounts received on or with respect to qualified mortgages for a temporary period, not exceeding 13 months, until the next scheduled distribution to holders of interests in the REMIC Pool. A qualified reserve asset is any intangible property held for investment that is part of any reasonably required reserve maintained by the REMIC Pool to provide for payments of expenses of the REMIC Pool or amounts due on the regular or residual interests in the event of defaults (including delinquencies) on the qualified mortgages, lower than expected reinvestment returns, prepayment interest shortfalls and certain other contingencies. The reserve fund will be disqualified if more than 30% of the gross income from the assets in such fund for the year is derived from the sale or other disposition of property held for less than three months, unless required to prevent a default on the regular interests caused by a default on one or more qualified mortgages. A reserve fund must be reduced 'promptly and appropriately' as payments on the Mortgage Loans are received. Foreclosure property is real property acquired by the REMIC Pool in connection with the default or imminent default of a qualified mortgage and generally held for not more than two years, with extensions granted by the Internal Revenue Service (the 'Service').


     In addition to the foregoing requirements, the various interests in a REMIC Pool also must meet certain requirements. All of the interests in a REMIC Pool must be either of the following: (i) one or more classes of regular interests or
(ii) a single class of residual interests on which distributions, if any, are made pro rata. A regular interest is an interest in a REMIC Pool that is issued on the Startup Day with fixed terms, is designated as a regular interest, and unconditionally entitles the holder to receive a specified principal amount (or other similar amount), and provides that interest payments (or other similar amounts), if any, at or before maturity either are payable based on a fixed rate or a qualified variable rate, or consist of a specified, nonvarying portion of the interest payments on qualified mortgages. Such a specified portion may consist of a fixed number of basis points, a fixed percentage of the total interest, or a fixed or qualified variable or inverse variable rate on some or all of the qualified mortgages minus a different fixed or qualified variable rate. The specified principal amount of a regular interest that provides for interest payments consisting of a specified, nonvarying portion of interest payments on qualified mortgages may be zero. A residual interest is an interest in a REMIC Pool other than a regular interest that is issued on the Startup Day and that is designated as a residual interest. An interest in a REMIC Pool may be treated as a regular interest even if payments of principal with respect to such interest are subordinated to payments on other regular interests or the residual interest in the REMIC Pool, and are dependent on the absence of defaults or delinquencies on qualified mortgages or permitted investments, lower than reasonably expected returns on permitted investments, unanticipated expenses incurred by the REMIC Pool or prepayment interest shortfalls. Accordingly, the REMIC Regular Certificates of a series will constitute one or more classes of regular interests, and the Residual Certificates with respect to that series will constitute a single class of residual interests on which distributions are made pro rata.


     If an entity, such as the REMIC Pool, fails to comply with one or more of the ongoing requirements of the Code for REMIC status during any taxable year, the Code provides that the entity will not be treated as a REMIC for such year and thereafter. In this event, an entity with multiple classes of ownership interests may be treated as a separate association taxable as a corporation under

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

Treasury regulations, and the REMIC Regular Certificates may be treated as equity interests therein. The Code, however, authorizes the Treasury Department to issue regulations that address situations where failure to meet one or more of the requirements for REMIC status occurs inadvertently and in good faith, and disqualification of the REMIC Pool would occur absent regulatory relief. Investors should be aware, however, that the Conference Committee Report to the Tax Reform Act of 1986 (the '1986 Act') indicates that the relief may be accompanied by sanctions, such as the imposition of a corporate tax on all or a portion of the REMIC Pool's income for the period of time in which the requirements for REMIC status are not satisfied.



TAXATION OF REMIC REGULAR CERTIFICATES


  GENERAL


     In general, interest, original issue discount and market discount on a REMIC Regular Certificate will be treated as ordinary income to a holder of the REMIC Regular Certificate (the 'Regular Certificateholder') as they accrue, and principal payments on a REMIC Regular Certificate will be treated as a return of capital to the extent of the Regular Certificateholder's basis in the REMIC Regular Certificate allocable thereto. Regular Certificateholders must use the accrual method of accounting with regard to REMIC Regular Certificates, regardless of the method of accounting otherwise used by such Regular Certificateholders.


  ORIGINAL ISSUE DISCOUNT


     Accrual Certificates will be, and other Classes of REMIC Regular Certificates may be, issued with 'original issue discount' within the meaning of Code Section 1273(a). Holders of any Class of REMIC Regular Certificates having original issue discount generally must include original issue discount in ordinary income for federal income tax purposes as it accrues, in accordance with the constant yield method that takes into account the compounding of interest, in advance of receipt of the cash attributable to such income. The following discussion is based in part on temporary and final Treasury regulations issued on February 2, 1994 (the 'OID Regulations'), as amended on June 14, 1996, under Code Sections 1271 through 1273 and 1275 and in part on the provisions of the 1986 Act. Regular Certificateholders should be aware, however, that the OID Regulations and the Proposed OID Regulations do not adequately address certain issues relevant to prepayable securities, such as the REMIC Regular Certificates. To the extent such issues are not addressed in such regulations, the Depositor intends to apply the methodology described in the Conference Committee Report to the 1986 Act. No assurance can be provided that the Service will not take a different position as to those matters not currently addressed by the OID Regulations. Moreover, the OID Regulations include an anti-abuse rule allowing the Service to apply or depart from the OID Regulations where necessary or appropriate to ensure a reasonable tax result in light of the applicable statutory provisions. A tax result will not be considered unreasonable under the anti-abuse rule in the absence of a substantial effect on the present value of a taxpayer's tax liability. Investors are advised to consult their own tax advisors as to the discussion herein and the appropriate method for reporting interest and original issue discount with respect to the REMIC Regular Certificates.



     Each REMIC Regular Certificate (except to the extent described below with respect to a REMIC Regular Certificate on which principal is distributed by random lot ('Random Lot Certificates')) will be treated as a single installment obligation for purposes of determining the original issue discount includible in a Regular Certificateholder's income. The total amount of original issue discount on a REMIC Regular Certificate is the excess of the 'stated redemption price at maturity' of the REMIC Regular Certificate over its 'issue price'. The issue price of a Class of REMIC Regular Certificates offered pursuant to this Prospectus generally is the first price at which a substantial amount of REMIC Regular Certificates of that Class is sold to the public (excluding bond houses, brokers and underwriters). Although unclear under the OID Regulations, the Depositor intends to treat the issue price of a Class as to which there is no substantial sale as of the issue date or that is retained by the Depositor as the fair market value of that Class as of the issue date. The issue price of a REMIC Regular Certificate also includes the amount paid by an initial Regular Certificateholder for accrued interest that relates to a period prior to the issue date of the REMIC Regular Certificate, unless the Regular Certificateholder elects on its federal income tax return to exclude such amount from the issue price and to recover it on the first Distribution Date. The stated redemption price at maturity of a REMIC Regular Certificate always includes the original principal amount of the REMIC Regular Certificate, but generally will not include distributions of stated interest if such interest distributions constitute 'qualified stated interest'. Under the OID Regulations, qualified stated interest generally means interest payable at a single fixed rate or a qualified variable rate (as described below) provided that such interest payments are unconditionally payable at intervals of one year or less during the entire term of the REMIC Regular Certificate. Distributions of interest on an Accrual Certificate, or on other REMIC Regular Certificates with respect to which deferred interest will accrue, will not constitute qualified stated interest, in which case the stated redemption price at maturity of such REMIC Regular Certificates includes all distributions of interest as well as principal thereon. Likewise, the Depositor intends to treat an 'interest only' class, or a class on which interest is substantially disproportionate to its principal amount (a so-called 'super-premium' class) as having no qualified stated interest. Where the interval between the issue date and the first Distribution Date on a REMIC Regular Certificate is shorter than the interval between subsequent Distribution Dates, the interest attributable to the additional days will be included in the stated redemption price at maturity.



     Under a de minimis rule, original issue discount on a REMIC Regular Certificate will be considered to be zero if such original issue discount is less than 0.25% of the stated redemption price at maturity of the REMIC Regular Certificate multiplied by the weighted average maturity of the REMIC Regular Certificate. For this purpose, the weighted average maturity of the REMIC Regular Certificate is computed as the sum of the amounts determined by multiplying the number of full years (i.e., rounding down partial years) from the issue date until each distribution is scheduled to be made by a fraction, the numerator of which is the amount of each distribution included in the stated redemption price at maturity of the REMIC Regular Certificate and the denominator of which is the stated redemption price at maturity of the REMIC Regular Certificate. The Conference Committee Report to the 1986 Act provides that the schedule of such distributions should be determined in accordance with the assumed rate of prepayment of the Mortgage Loans (the 'Prepayment Assumption') and the anticipated reinvestment rate, if any, relating to the REMIC Regular Certificates. The Prepayment Assumption with respect to a Series of REMIC Regular Certificates will be set forth in the related Prospectus Supplement. Holders generally must report de minimis OID pro rata as principal payments are received, and such income will be capital gain if the REMIC Regular Certificate is held as a capital asset. However, under the OID Regulations, Regular Certificateholders may elect to accrue all de minimis original issue discount as well as market discount and market premium under the constant yield method. See 'Election to Treat All Interest Under the Constant Yield Method'.



     A Regular Certificateholder generally must include in gross income for any taxable year the sum of the 'daily portions,' as defined below, of the original issue discount on the REMIC Regular Certificate accrued during an accrual period for each day on which it holds the REMIC Regular Certificate, including the date of purchase but excluding the date of disposition. The Depositor will treat the monthly period ending on the day before each Distribution Date as the accrual period. With respect to each REMIC Regular Certificate, a calculation will be made of the original issue discount that accrues during each successive full accrual period (or shorter period from the date of original issue) that ends on the day before the related Distribution Date on the REMIC Regular Certificate. The Conference Committee Report to the 1986 Act states that the rate of accrual of original issue discount is intended to be based on the Prepayment Assumption. Other than as discussed below with respect to a Random Lot Certificate, the original issue discount accruing in a full accrual period would be the excess, if any, of (i) the sum of (a) the present value of all of the remaining distributions to be made on the REMIC Regular Certificate as of the end of that accrual period that are included in the REMIC Regular Certificate's stated redemption price at maturity and (b) the distributions made on the REMIC Regular Certificate during the accrual period that are included in the REMIC Regular Certificate's stated redemption price at maturity, over (ii) the adjusted issue price of the REMIC Regular Certificate at the beginning of the accrual period. The present value of the remaining distributions referred to in the preceding sentence is calculated based on (i) the yield to maturity of the REMIC Regular Certificate at the issue date, (ii) events (including actual prepayments) that have occurred prior to the end of the accrual period and (iii) the Prepayment Assumption. For these purposes, the adjusted issue price of a REMIC Regular Certificate at the beginning of any accrual period equals the issue price of the REMIC Regular Certificate, increased by the aggregate amount of original issue discount with respect to the REMIC Regular Certificate that accrued in all prior accrual periods and reduced by the amount of distributions included in the REMIC Regular Certificate's stated redemption price at maturity that were made on the REMIC Regular Certificate in such prior periods. The original issue discount accruing during any accrual period (as determined in this paragraph) will then be divided by the number of days in the period to determine the daily portion of original issue discount for each day in the period. With respect to an initial accrual period shorter than a full accrual period, the daily portions of original issue discount must be determined according to an appropriate allocation under any reasonable method.



     Under the method described above, the daily portions of original issue discount required to be included in income by a Regular Certificateholder generally will increase to take into account prepayments on the REMIC Regular Certificates as a result of prepayments on the Mortgage Loans that exceed the Prepayment Assumption, and generally will decrease (but not below zero for any period) if the prepayments are slower than the Prepayment Assumption. An increase in prepayments on the Mortgage Loans with respect to a Series of REMIC Regular Certificates can result in both a change in the priority of principal payments with respect to certain Classes of REMIC Regular Certificates and either an increase or decrease in the daily portions of original issue discount with respect to such REMIC Regular Certificates.


     In the case of a Random Lot Certificate, the Depositor intends to determine the yield to maturity of such Certificate based upon the anticipated payment characteristics of the Class as a whole under the Prepayment Assumption. In general, the original issue discount accruing on each Random Lot Certificate in a full accrual period would be its allocable share of the original issue discount with respect to the entire Class, as determined in accordance with the preceding paragraph. However, in the case of a distribution in retirement of the entire unpaid principal balance of any Random Lot Certificate (or portion of such unpaid principal

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
balance), (a) the remaining unaccrued original issue discount allocable to such Certificate (or to such portion) will accrue at the time of such distribution, and (b) the accrual of original issue discount allocable to each remaining Certificate of such Class (or the remaining unpaid principal balance of a partially redeemed Random Lot Certificate after a distribution of principal has been received) will be adjusted by reducing the present value of the remaining payments on such Class and the adjusted issue price of such Class to the extent attributable to the portion of the unpaid principal balance thereof that was distributed. The Depositor believes that the foregoing treatment is consistent with the 'pro rata prepayment' rules of the OID Regulations, but with the rate of accrual of original issue discount determined based on the Prepayment Assumption for the Class as a whole. Investors are advised to consult their tax advisors as to this treatment.

  ACQUISITION PREMIUM


     A purchaser of a REMIC Regular Certificate at a price greater than its adjusted issue price but less than its stated redemption price at maturity will be required to include in gross income the daily portions of the original issue discount on the REMIC Regular Certificate reduced pro rata by a fraction, the numerator of which is the excess of its purchase price over such adjusted issue price and the denominator of which is the excess of the remaining stated redemption price at maturity over the adjusted issue price. Alternatively, such a subsequent purchaser may elect to treat all such acquisition premium under the constant yield method, as described below under the heading 'Election to Treat All Interest Under the Constant Yield Method'.



  VARIABLE RATE REMIC REGULAR CERTIFICATES



     REMIC Regular Certificates may provide for interest based on a variable rate. Under the OID Regulations, interest is treated as payable at a variable rate if, generally, (i) the issue price does not exceed the original principal balance by more than a specified amount and (ii) the interest compounds or is payable at least annually at current values of (a) one or more 'qualified floating rates', (b) a single fixed rate and one or more qualified floating rates, (c) a single 'objective rate', or (d) a single fixed rate and a single objective rate that is a 'qualified inverse floating rate'. A floating rate is a qualified floating rate if variations in the rate can reasonably be expected to measure contemporaneous variations in the cost of newly borrowed funds, where such rate is subject to a fixed multiple that is greater than 0.65 but not more than 1.35. Such rate may also be increased or decreased by a fixed spread or subject to a fixed cap or floor, or a cap or floor that is not reasonably expected as of the issue date to affect the yield of the instrument significantly. An objective rate is any rate (other than a qualified floating rate) that is determined using a single fixed formula and that is based on objective financial or economic information, provided that such information is not (i) within the control of the issuer or a related party or (ii) unique to the circumstances of the issuer or a related party. A qualified inverse floating rate is a rate equal to a fixed rate minus a qualified floating rate that inversely reflects contemporaneous variations in the cost of newly borrowed funds; an inverse floating rate that is not a qualified inverse floating rate may nevertheless be an objective rate. A Class of REMIC Regular Certificates may be issued under this Prospectus that does not have a variable rate under the foregoing rules, for example, a Class that bears different rates at different times during the period it is outstanding such that it is considered significantly 'front-loaded' or 'back-loaded' within the meaning of the OID Regulations. It is possible that such a Class may be considered to bear 'contingent interest' within the meaning of the OID Regulations. The OID Regulations, as they relate to the treatment of contingent interest rate by their terms not applicable to REMIC Regular Certificates. However, if final regulations dealing with contingent interest with respect to REMIC Regular Certificates apply the same principles as the OID Regulations, such regulations may lead to different timing of income inclusion that would be the case under the OID Regulations. Furthermore, application of such principles could lead to the characterization of gain on the sale of contingent interest REMIC Regular Certificates as ordinary income. Investors should consult their tax advisors regarding the appropriate treatment of any REMIC Regular Certificate that does not pay interest at a fixed rate or variable rate as described in this paragraph.



     Under the REMIC Regulations, a REMIC Regular Certificate (i) bearing a rate that qualifies as a variable rate under the OID Regulations that is tied to current values of a variable rate (or the highest, lowest or average of two or more variable rates, including a rate based on the average cost of funds of one or more financial institutions), or a positive or negative multiple of such a rate (plus or minus a specified number of basis points), or that represents a weighted average of rates on some or all of the Mortgage Loans, including such a rate that is subject to one or more caps or floors, or (ii) bearing one or more such variable rates for one or more periods or one or more fixed rates for one or more periods, and a different variable rate or fixed rate for other periods qualifies as a regular interest in a REMIC. Accordingly, unless otherwise indicated in the applicable Prospectus Supplement, the Depositor intends to treat REMIC Regular Certificates that qualify as regular interests under this rule in the same manner as obligations bearing a variable rate for original issue discount reporting purposes.



     The amount of original issue discount with respect to a REMIC Regular Certificate bearing a variable rate of interest will accrue in the manner described above under 'Original Issue Discount' with the yield to maturity and future payments on such REMIC Regular Certificate generally to be determined by assuming that interest will be payable for the life of the REMIC Regular

Certificate based on the initial rate (or, if different, the value of the applicable variable rate as of the pricing date) for the relevant Class. Unless otherwise specified in the applicable Prospectus Supplement, the Depositor intends to treat such variable interest as qualified stated interest, other than variable interest on an interest-only or super-premium Class, which will be treated as non-qualified stated interest includible in the stated redemption price at maturity. Ordinary income reportable for any period will be adjusted based on subsequent changes in the applicable interest rate index.


     Although unclear under the OID Regulations, the Depositor intends to treat REMIC Regular Certificates bearing an interest rate that is a weighted average of the net interest rates on Mortgage Loans or Mortgage Certificates having fixed or adjustable rates, as having qualified stated interest. In the case of adjustable rate Mortgage Loans, the applicable index used to compute interest on the Mortgage Loans in effect on the pricing date (or possibly the issue date) will be deemed to be in effect beginning with the period in which the first weighted average adjustment date occurring after the issue date occurs. Adjustments will be made in each accrual period either increasing or decreasing the amount or ordinary income reportable to reflect the actual Pass-Through Rate on the REMIC Regular Certificates.


  DEFERRED INTEREST


     Under the OID Regulations, all interest on a REMIC Regular Certificate as to which there may be Deferred Interest is includible in the stated redemption price at maturity thereof. Accordingly, any Deferred Interest that accrues with respect to a Class of REMIC Regular Certificates may constitute income to the holders of such REMIC Regular Certificates prior to the time distributions of cash with respect to such Deferred Interest are made.


  MARKET DISCOUNT


     A purchaser of a REMIC Regular Certificate also may be subject to the market discount rules of Code Section 1276 through 1278. Under these Code sections and the principles applied by the OID Regulations in the context of original issue discount, 'market discount' is the amount by which the purchaser's original basis in the REMIC Regular Certificate (i) is exceeded by the then-current principal amount of the REMIC Regular Certificate or (ii) in the case of a REMIC Regular Certificate having original issue discount, is exceeded by the adjusted issue price of such REMIC Regular Certificate at the time of purchase. Such purchaser generally will be required to recognize ordinary income to the extent of accrued market discount on such REMIC Regular Certificate as distributions includible in the stated redemption price at maturity thereof are received, in an amount not exceeding any such distribution. Such market discount would accrue in a manner to be provided in Treasury regulations and should take into account the Prepayment Assumption. The Conference Committee Report to the 1986 Act provides that until such regulations are issued, such market discount would accrue either (i) on the basis of a constant interest rate or (ii) in the ratio of stated interest allocable to the relevant period to the sum of the interest for such period plus the remaining interest as of the end of such period, or in the case of a REMIC Regular Certificate issued with original issue discount, in the ratio of original issue discount accrued for the relevant period to the sum of the original issue discount accrued for such period plus the remaining original issue discount as of the end of such period. Such purchaser also generally will be required to treat a portion of any gain on a sale or exchange of the REMIC Regular Certificate as ordinary income to the extent of the market discount accrued to the date of disposition under one of the foregoing methods, less any accrued market discount previously reported as ordinary income as partial distributions in reduction of the stated redemption price at maturity were received. Such purchaser will be required to defer deduction of a portion of the excess of the interest paid or accrued on indebtedness incurred to purchase or carry a REMIC Regular Certificate over the interest distributable thereon. The deferred portion of such interest expense in any taxable year generally will not exceed the accrued market discount on the REMIC Regular Certificate for such year. Any such deferred interest expense is, in general, allowed as a deduction not later than the year in which the related market discount income is recognized or the REMIC Regular Certificate is disposed of. As an alternative to the inclusion of market discount in income on the foregoing basis, the Regular Certificateholder may elect to include market discount in income currently as it accrues on all market discount instruments acquired by such Regular Certificateholder in that taxable year or thereafter, in which case the interest deferral rule will not apply. See 'Election to Treat All Interest Under the Constant Yield Method' below regarding an alternative manner in which such election may be deemed to be made.



     Market discount with respect to a REMIC Regular Certificate will be considered to be zero if such market discount is less than 0.25% of the remaining stated redemption price at maturity of such REMIC Regular Certificate multiplied by the weighted average maturity of the REMIC Regular Certificate (determined as described above in the third paragraph under 'Original Issue Discount') remaining after the date of purchase. It appears that de minimis market discount would be reported in a manner similar to de minimis original issue discount. See 'Original Issue Discount' above. Treasury regulations implementing the market discount rules have not yet been issued, and therefore investors should consult their own tax advisors regarding the application of these rules. Investors should also consult Revenue Procedure 92-67 concerning the elections to include market discount in income currently and to accrue market discount on the basis of the constant yield method.

  PREMIUM


     A REMIC Regular Certificate purchased at a cost greater than its remaining stated redemption price at maturity generally is considered to be purchased at a premium. If the Regular Certificateholder holds such REMIC Regular Certificate as a 'capital asset' within the meaning of Code Section 1221, the Regular Certificateholder may elect under Code Section 171 to amortize such premium under the constant yield method. Treasury Regulations issued under Code Section 171 do not by their terms apply to REMIC Regular Certificates, which are prepayable based on prepayments on the underlying Mortgage Loans. However, the Conference Committee Report to the 1986 Act indicates a Congressional intent that the same rules that will apply to the accrual of market discount on installment obligations will also apply to amortizing bond premium under Code
Section 171 on installment obligations such as the REMIC Regular Certificates, although it is unclear whether the alternatives to the constant yield method described above under 'Market Discount' are available. Amortizable bond premium will be treated as an offset to interest income on a REMIC Regular Certificate rather than as a separate deduction item. See 'Election to Treat All Interest Under the Constant Yield Method' below regarding an alternative manner in which the Code Section 171 election may be deemed to be made.


  ELECTION TO TREAT ALL INTEREST UNDER THE CONSTANT YIELD METHOD


     A holder of a debt instrument such as a REMIC Regular Certificate may elect to treat all interest that accrues on the instrument using the constant yield method, with none of the interest being treated as qualified stated interest. For purposes of applying the constant yield method to a debt instrument subject to such an election, (i) 'interest' includes stated interest, original issue discount, de minimis original issue discount, market discount and de minimis market discount, as adjusted by any amortizable bond premium or acquisition premium and (ii) the debt instrument is treated as if the instrument were issued on the holder's acquisition date in the amount of the holder's adjusted basis immediately after acquisition. It is unclear whether, for this purpose, the initial Prepayment Assumption would continue to apply or if a new prepayment assumption as of the date of the holder's acquisition would apply. A holder generally may make such an election on an instrument by instrument basis or for a class or group of debt instruments. However, if the holder makes such an election with respect to a debt instrument with amortizable bond premium or with market discount, the holder is deemed to have made elections to amortize bond premium or to report market discount income currently as it accrues under the constant yield method, respectively, for all debt instruments acquired by the holder in the same taxable year or thereafter. The election is made on the holder's federal income tax return for the year in which the debt instrument is acquired and is irrevocable except with the approval of the Service. Investors should consult their own tax advisors regarding the advisability of making such an election.



  SALE OR EXCHANGE OF REMIC REGULAR CERTIFICATES



     If a Regular Certificateholder sells or exchanges a REMIC Regular Certificate, the Regular Certificateholder will recognize gain or loss equal to the difference, if any, between the amount received and its adjusted basis in the REMIC Regular Certificate. The adjusted basis of a REMIC Regular Certificate generally will equal the cost of the REMIC Regular Certificate to the seller, increased by any original issue discount or market discount previously included in the seller's gross income with respect to the REMIC Regular Certificate and reduced by amounts included in the stated redemption price at maturity of the REMIC Regular Certificate that were previously received by the seller and by any amortized premium.



     Except as described above with respect to market discount, and except as provided in this paragraph, any gain or loss on the sale or exchange of a REMIC Regular Certificate realized by an investor who holds the REMIC Regular Certificate as a capital asset will be capital gain or loss and will be long-term or short-term depending on whether the REMIC Regular Certificate has been held for the long-term capital gain holding period (currently more than one year). Such gain will be treated as ordinary income (i) if a REMIC Regular Certificate is held as part of a 'conversion transaction' as defined in Code
Section 1258(c), up to the amount of interest that would have accrued on the Regular Certificateholder's net investment in the conversion transaction at 120% of the appropriate applicable Federal rate under Code Section 1274(d) in effect at the time the taxpayer entered into the transaction minus any amount previously treated as ordinary income with respect to any prior distribution of property that was held as a part of such transaction, (ii) in the case of a non-corporate taxpayer, to the extent such taxpayer has made an election under Code Section 163(d)(4) to have net capital gains taxed as investment income at ordinary rates, or (iii) to the extent that such gain does not exceed the excess, if any, of (a) the amount that would have been includible in the gross income of the holder if its yield on such REMIC Regular Certificate were 110% of the applicable Federal rate as of the date of purchase, over (b) the amount of income actually includible in the gross income of such holder with respect to the REMIC Regular Certificate. In addition, gain or loss recognized from the sale of a REMIC Regular Certificate by certain banks or thrift institutions will be treated as ordinary income or loss pursuant to Code Section 582(c). Capital gains of certain non-corporate taxpayers are subject to a lower maximum tax rate (20%) than ordinary income of such taxpayers (39.6%). The maximum tax rate for corporations is the same with respect to both ordinary income and capital gains.


  TREATMENT OF LOSSES


     Holders of REMIC Regular Certificates will be required to report income with respect to REMIC Regular Certificates on the accrual method of accounting, without giving effect to delays or reductions in distributions attributable to defaults or delinquencies on the Mortgage Loans allocable to a particular class of REMIC Regular Certificates, except to the extent it can be established that such losses are uncollectible. Accordingly, the holder of a REMIC Regular Certificate may have income, or may incur a diminution in cash flow as a result of a default or delinquency, but may not be able to take a deduction (subject to the discussion below) for the corresponding loss until a subsequent taxable year. To the extent the rules of Code Section 166 regarding bad debts are applicable, it appears that holders of REMIC Regular Certificates that are corporations or that otherwise hold the REMIC Regular Certificates in connection with a trade or business should in general be allowed to deduct as an ordinary loss any such loss sustained during the taxable year on account of any such REMIC Regular Certificates becoming wholly or partially worthless, and that, in general, holders of REMIC Regular Certificates that are not corporations and do not hold the REMIC Regular Certificates in connection with a trade or business will be allowed to deduct as a short-term capital loss any loss with respect to principal sustained during the taxable year on account of a portion of any class or subclass of such REMIC Regular Certificates becoming wholly worthless. Although the matter is not free from doubt, non-corporate holders of REMIC Regular Certificates should be allowed a bad debt deduction at such time as the principal balance of any class or subclass of such REMIC Regular Certificates is reduced to reflect losses resulting from any liquidated Mortgage Loans. The Service, however, could take the position that non-corporate holders will be allowed a bad debt deduction to reflect such losses only after all Mortgage Loans remaining in the Trust Fund have been liquidated or such class of REMIC Regular Certificates has been otherwise retired. The Service could also assert that losses on the REMIC Regular Certificates are deductible based on some other method that may defer such deductions for all holders, such as reducing future cash flow for purposes of computing original issue discount. This may have the effect of creating 'negative' original issue discount which would be deductible only against future positive original issue discount or otherwise upon termination of the Class. Holders of REMIC Regular Certificates are urged to consult their own tax advisors regarding the appropriate timing, amount and character of any loss sustained with respect to such REMIC Regular Certificates. While losses attributable to interest previously reported as income should be deductible as ordinary losses by both corporate and non-corporate holders the Service may take the position that losses attributable to accrued original issue discount may only be deducted as capital losses in the case of non-corporate holders who do not hold REMIC Regular Certificates in connection with a trade or business. Special loss rules are applicable to banks and thrift institutions, including rules regarding reserves for bad debts. Such taxpayers are advised to consult their tax advisors regarding the treatment of losses on REMIC Regular Certificates.


TAXATION OF RESIDUAL CERTIFICATES

  TAXATION OF REMIC INCOME


     Generally, the 'daily portions' of REMIC taxable income or net loss will be includible as ordinary income or loss in determining the federal taxable income of holders of Residual Certificates ('Residual Certificateholders'), and will not be taxed separately to the REMIC Pool. The daily portions of REMIC taxable income or net loss of a Residual Certificateholder are determined by allocating the REMIC Pool's taxable income or net loss for each calendar quarter ratably to each day in such quarter and by allocating such daily portion among the Residual Certificateholders in proportion to their respective holdings of Residual Certificates in the REMIC Pool on such day. REMIC taxable income is generally determined in the same manner as the taxable income of an individual using the accrual method of accounting, except that (i) the limitations on deductibility of investment interest expense and expenses for the production of income do not apply, (ii) all bad loans will be deductible as business bad debts and (iii) the limitation on the deductibility of interest and expenses related to tax-exempt income will apply. The REMIC Pool's gross income, includes interest, original issue discount income and market discount income, if any, on the Mortgage Loans, reduced by amortization of any premium on the Mortgage Loans plus income on reinvestment of cash flows and reserve assets, plus any cancellation of indebtedness income upon allocation of realized losses to the REMIC Regular Certificates. The REMIC Pool's deductions include interest and original issue discount expense on the REMIC Regular Certificates, servicing fees on the Mortgage Loans, other administrative expenses of the REMIC Pool and realized losses on the Mortgage Loans. The requirement that Residual Certificateholders report their pro rata share of taxable income or net loss of the REMIC Pool will continue until there are no Certificates of any class of the related series outstanding.

     The taxable income recognized by a Residual Certificateholder in any taxable year will be affected by, among other factors, the relationship between the timing of recognition of interest and original issue discount or market discount income or amortization of premium with respect to the Mortgage Loans, on the one hand, and the timing of deductions for interest (including original issue discount) on the REMIC Regular Certificates, on the other hand. In the event that an interest in the Mortgage Loans is acquired by the REMIC Pool at a discount, and one or more of such Mortgage Loans is prepaid, the Residual Certificateholder may recognize taxable income without being entitled to receive a corresponding amount of cash because (i) the prepayment may be used in whole or in part to make distributions in reduction of principal on the REMIC Regular Certificates and (ii) the discount on the Mortgage Loans which is includible in income may exceed the deduction allowed upon such distributions on those REMIC Regular Certificates on account of any unaccrued original issue discount relating to those REMIC Regular Certificates. When there is more than one class of REMIC Regular Certificates that distribute principal sequentially, this mismatching of income and deductions is particularly likely to occur in the early years following issuance of the REMIC Regular Certificates when distributions in reduction of principal are being made in respect of earlier classes of REMIC Regular Certificates to the extent that such classes are not issued with substantial discount. If taxable income attributable to such a mismatching is realized, in general, losses would be allowed in later years as distributions on the later classes of REMIC Regular Certificates are made. Taxable income may also be greater in earlier years than in later years as a result of the fact that interest expense deductions, expressed as a percentage of the outstanding principal amount of such a series of REMIC Regular Certificates, may increase over time as distributions in reduction of principal are made on the lower yielding classes of REMIC Regular Certificates, whereas to the extent that the REMIC Pool includes fixed rate Mortgage Loans, interest income with respect to any given Mortgage Loan will remain constant over time as a percentage of the outstanding principal amount of that loan. Consequently, Residual Certificateholders must have sufficient other sources of cash to pay any federal, state or local income taxes due as a result of such mismatching or unrelated deductions against which to offset such income, subject to the discussion of 'excess inclusions' below under 'Limitations on Offset or Exemption of REMIC Income'. The timing of such mismatching of income and deductions described in this paragraph, if present with respect to a series of Certificates, may have a significant adverse effect upon the Residual Certificateholder's after-tax rate of return. In addition, a Residual Certificateholder's taxable income during certain periods may exceed the income reflected by such Residual Certificateholder for such periods in accordance with generally accepted accounting principles. Investors should consult their own accountants concerning the accounting treatment of their investment in Residual Certificates.


  BASIS AND LOSSES

     The amount of any net loss of the REMIC Pool that may be taken into account by the Residual Certificateholder is limited to the adjusted basis of the Residual Certificate as of the close of the quarter (or time of disposition of the Residual Certificate if earlier), determined without taking into account the net loss for the quarter. The initial adjusted basis of a purchaser of a Residual Certificate is the amount paid for such Residual Certificate. Such adjusted basis will be increased by the amount of taxable income of the REMIC Pool reportable by the Residual Certificateholder and will be decreased (but not below zero), first, by a cash distribution from the REMIC Pool and, second, by the amount of loss of the REMIC Pool reportable by the Residual Certificateholder. Any loss that is disallowed on account of this limitation may be carried over indefinitely with respect to the Residual Certificateholder as to whom such loss was disallowed and may be used by such Residual Certificateholder only to offset any income generated by the same REMIC Pool.

     A Residual Certificateholder will not be permitted to amortize directly the cost of its Residual Certificate as an offset to its share of the taxable income of the related REMIC Pool. However, that taxable income will not include cash received by the REMIC Pool that represents a recovery of the REMIC Pool's basis in its assets. Such recovery of basis by the REMIC Pool will have the effect of amortization of the issue price of the Residual Certificates over their life. However, in view of the possible acceleration of the income of Residual Certificateholders described above under 'Taxation of REMIC Income', the period of time over which such issue price is effectively amortized may be longer than the economic life of the Residual Certificates.

     A Residual Certificate may have a negative value if the net present value of anticipated tax liabilities exceeds the present value of anticipated cash flows. The REMIC Regulations appear to treat the issue price of such a residual interest as zero rather than such negative amount for purposes of determining the REMIC Pool's basis in its assets. The preamble to the REMIC Regulations states that the Service may provide future guidance on the proper tax treatment of payments made by a transferor of such a residual interest to induce the transferee to acquire the interest, and Residual Certificateholders should consult their own tax advisors in this regard.

     Further, to the extent that the initial adjusted basis of a Residual Certificateholder (other than an original holder) in the Residual Certificate is greater that the corresponding portion of the REMIC Pool's basis in the Mortgage Loans, the Residual Certificateholder will not recover a portion of such basis until termination of the REMIC Pool unless future Treasury regulations provide for periodic adjustments to the REMIC income otherwise reportable by such holder. The REMIC Regulations currently in effect do not so provide. See 'Treatment of Certain Items of REMIC Income and Expense --Market Discount' below regarding the basis of Mortgage Loans to the REMIC Pool and 'Sale or Exchange of a Residual Certificate' below regarding possible treatment of a loss upon termination of the REMIC Pool as a capital loss.

  TREATMENT OF CERTAIN ITEMS OF REMIC INCOME AND EXPENSE


     Although the Depositor intends to compute REMIC income and expense in accordance with the Code and applicable regulations, the authorities regarding the determination of specific items of income and expense are subject to differing interpretations. The Depositor makes no representation as to the specific method that it will use for reporting income with respect to the Mortgage Loans and expenses with respect to the REMIC Regular Certificates, and different methods could result in different timing of reporting of taxable income or net loss to Residual Certificateholders or differences in capital gain versus ordinary income.



     Original Issue Discount. Generally, the REMIC Pool's deductions for original issue discount will be determined in the same manner as original issue discount income on REMIC Regular Certificates as described above under 'Taxation of REMIC Regular Certificates--Original Issue Discount' and '--Variable Rate REMIC Regular Certificates', without regard to the de minimis rule described therein.



     Deferred Interest. Any Deferred Interest that accrues with respect to any adjustable rate Mortgage Loans held by the REMIC Pool will constitute income to the REMIC Pool and will be treated in a manner similar to the Deferred Interest that accrues with respect to REMIC Regular Certificates as described above under 'Taxation of REMIC Regular Certificates--Deferred Interest'.



     Market Discount. The REMIC Pool will have market discount income in respect of Mortgage Loans if, in general, the basis of the REMIC Pool allocable to such Mortgage Loans is exceeded by their unpaid principal balances. The REMIC Pool's basis in such Mortgage Loans is generally the fair market value of the Mortgage Loans immediately after the transfer thereof to the REMIC Pool. The REMIC Regulations provide that such basis is equal in the aggregate to the issue prices of all regular and residual interests in the REMIC Pool (or the fair market value thereof at the Closing Date, in the case of a retained Class). In respect of Mortgage Loans that have market discount to which Code Section 1276 applies, the accrued portion of such market discount would be recognized currently as an item of ordinary income in a manner similar to original issue discount. Market discount income generally should accrue in the manner described above under 'Taxation of REMIC Regular Certificates--Market Discount'.



     Premium. Generally, if the basis of the REMIC Pool in the Mortgage Loans exceeds the unpaid principal balances thereof, the REMIC Pool will be considered to have acquired such Mortgage Loans at a premium equal to the amount of such excess. As stated above, the REMIC Pool's basis in Mortgage Loans is the fair market value of the Mortgage Loans, based on the aggregate of the issue prices (or the fair market value of retained Classes) of the regular and residual interests in the REMIC Pool immediately after the transfer thereof to the REMIC Pool. In a manner analogous to the discussion above under 'Taxation of REMIC Regular Certificates--Premium', a REMIC Pool that holds a Mortgage Loan as a capital asset under Code Section 1221 may elect under Code Section 171 to amortize premium on whole mortgage loans or mortgage loans underlying MBS that were originated after September 27, 1985 or on Agency Securities, or Private Mortgage-Backed Securities that are REMIC regular interests under the constant yield method. Amortizable bond premium will be treated as an offset to interest income on the Mortgage Loans, rather than as a separate deduction item. To the extent that the mortgagors with respect to the Mortgage Loans are individuals, Code Section 171 will not be available for premium on Mortgage Loans (including underlying mortgage loans) originated on or prior to September 27, 1985. Premium with respect to such Mortgage Loans may be deductible in accordance with a reasonable method regularly employed by the holder thereof. The allocation of such premium pro rata among principal payments should be considered a reasonable method; however, the Service may argue that such premium should be allocated in a different manner, such as allocating such premium entirely to the final payment of principal.


  LIMITATIONS ON OFFSET OR EXEMPTION OF REMIC INCOME

     A portion or all of the REMIC taxable income includible in determining the federal income tax liability of a Residual Certificateholder will be subject to special treatment. That portion, referred to as the 'excess inclusion', is equal to the excess of REMIC taxable income for the calendar quarter allocable to a Residual Certificate over the daily accruals for such quarterly period of (i) 120% of the long-term applicable Federal rate that would have applied to the Residual Certificate (if it were a debt instrument) on the Startup Day under Code Section 1274(d), multiplied by (ii) the adjusted issue price of such Residual Certificate at the beginning of such quarterly period. For this purpose, the adjusted issue price of a Residual Certificate at the beginning of a quarter is the issue price of the Residual Certificate, plus the amount of such daily accruals of REMIC income described in this paragraph for all prior quarters, decreased by any distributions made with respect to such Residual Certificate prior to the beginning of such quarterly period. Accordingly, the portion of the REMIC Pool's taxable income that will be treated as excess inclusions will be a larger portion of such income as the adjusted issue price of the Residual Certificates diminishes.

     The portion of a Residual Certificateholder's REMIC taxable income consisting of the excess inclusions generally may not be offset by other deductions, including net operating loss carryforwards, on such Residual Certificateholder's return. However, net operating loss carryovers are determined without regard to excess inclusion income. Further, if the Residual Certificateholder is an organization subject to the tax on unrelated business income imposed by Code Section 511, the Residual Certificateholder's excess inclusions will be treated as unrelated business taxable income of such Residual Certificateholder for purposes of Code Section 511. In addition, REMIC taxable income is subject to 30% withholding tax with respect to certain persons who are not U.S. Persons (as defined below under 'Tax-Related Restrictions on Transfer of Residual Certificates--Foreign Investors'), and the portion thereof attributable to excess inclusions is not eligible for any reduction in the rate of withholding tax (by treaty or otherwise). See 'Taxation of Certain Foreign Investors--Residual Certificates' below. Finally, if a real estate investment trust or a regulated investment company owns a Residual Certificate, a portion (allocated under Treasury regulations yet to be issued) of dividends paid by the real estate investment trust or a regulated investment company could not be offset by net operating losses of its shareholders, would constitute unrelated business taxable income for tax-exempt shareholders, and would be ineligible for reduction of withholding to certain persons who are not U.S. Persons. The SBJPA of 1996 has eliminated the special rule permitting Section 593 institutions ('thrift institutions') to use net operating losses and other allowable deductions to offset their excess inclusion income from Residual Certificates that have 'significant value' within the meaning of the REMIC Regulations, effective for taxable years beginning after December 31, 1995, except with respect to Residual Certificates continuously held by thrift institutions since November 1, 1995.

     In addition, the SBJPA of 1996 provides three rules for determining the effect of excess inclusions on the alternative minimum taxable income of a Residual Holder. First, alternative minimum taxable income for a Residual Holder is determined without regard to the special rule, discussed above, that taxable income cannot be less than excess inclusions. Second, a Residual Holder's alternative minimum taxable income for a taxable year cannot be less than the excess inclusions for the year. Third, the amount of any alternative minimum tax net operating loss deduction must be computed without regard to any excess inclusions. These rules are effective for taxable years beginning after December 31, 1986, unless a Residual Holder elects to have such rules apply only to taxable years beginning after August 20, 1996.

  TAX-RELATED RESTRICTIONS ON TRANSFER OF RESIDUAL CERTIFICATES

     Disqualified Organizations. If any legal or beneficial interest in a Residual Certificate is transferred to a Disqualified Organization (as defined below), a tax would be imposed in an amount equal to the product of (i) the present value of the total anticipated excess inclusions with respect to such Residual Certificate for periods after the transfer and (ii) the highest marginal federal income tax rate applicable to corporations. The REMIC Regulations provide that the anticipated excess inclusions are based on actual prepayment experience to the date of the transfer and projected payments based on the Prepayment Assumption. The present value rate equals the applicable Federal rate under Code Section 1274(d) as of the date of the transfer for a term ending with the last calendar quarter in which excess inclusions are expected to accrue. Such a tax generally would be imposed on the transferor of the Residual Certificate, except that where such transfer is through an agent (including a broker, nominee or other middleman) for a Disqualified Organization, the tax would instead be imposed on such agent. However, a transferor of a Residual Certificate would in no event be liable for such tax with respect to a transfer if the transferee furnishes to the transferor an affidavit that the transferee is not a Disqualified Organization and, as of the time of the transfer, the transferor does not have actual knowledge that such affidavit is false. The tax also may be waived by the Treasury Department if the Disqualified Organization promptly disposes of the residual interest and the transferor pays income tax at the highest corporate rate on the excess inclusions for the period the Residual Certificate is actually held by the Disqualified Organization.

     In addition, if a 'Pass-Through Entity' (as defined below) has excess inclusion income with respect to a Residual Certificate during a taxable year and a Disqualified Organization is the record holder of an equity interest in such entity, then a tax is imposed on such entity equal to the product of (i) the amount of excess inclusions on the Residual Certificate that are allocable to the interest in the Pass-Through Entity during the period such interest is held by such Disqualified Organization, and (ii) the highest marginal federal corporate income tax rate. Such tax would be deductible from the ordinary gross income of the Pass-Through Entity for the taxable year. The Pass-Through Entity would not be liable for such tax if it has received an affidavit from such record holder that it is not a Disqualified Organization or stating such holder's taxpayer identification number and, during the period such person is the record holder of the Residual Certificate, the Pass-Through Entity does not have actual knowledge that such affidavit is false.

     For these purposes, (i) 'Disqualified Organization' means the United States, any state or political subdivision thereof, any foreign government, any international organization, any agency or instrumentality of any of the foregoing (provided, that such term does not include an instrumentality if all of its activities are subject to tax and a majority of its board of directors is not selected by any such governmental entity), any cooperative organization furnishing electric energy or providing telephone service to persons in rural areas as described in Code Section 1381(a)(2)(C), and any organization (other than a farmers' cooperative described in Code Section 521) that is exempt from taxation under the Code unless such organization is subject to the tax on unrelated business income imposed by Code Section 511, and (ii) 'Pass-Through Entity' means any regulated investment company, real estate investment trust, common trust fund, partnership, trust or estate and certain corporations operating on a cooperative basis. Except as may be provided in Treasury regulations, any person holding an interest in a Pass-Through Entity as a nominee for another will, with respect to such interest, be treated as a Pass-Through Entity.

     The Agreement with respect to a series of Certificates will provide that no legal or beneficial interest in a Residual Certificate may be transferred unless
(i) the proposed transferee provides to the transferor and the Trustee an affidavit providing its taxpayer identification number and stating that such transferee is the beneficial owner of the Residual Certificate, is not a Disqualified Organization and is not purchasing such Residual Certificates on behalf of a Disqualified Organization (i.e., as a broker, nominee or middleman thereof), and (ii) the transferor provides a statement in writing to the Depositor and the Trustee that it has no actual knowledge that such affidavit is false. Moreover, the Agreement will provide that any attempted or purported transfer in violation of these transfer restrictions will be null and void and will vest no rights in any purported transferee. Each Residual Certificate with respect to a series will bear a legend referring to such restrictions on transfer, and each Residual Certificateholder will be deemed to have agreed, as a condition of ownership thereof, to any amendments to the related Agreement required under the Code or applicable Treasury regulations to effectuate the foregoing restrictions. Information necessary to compute an applicable excise tax must be furnished to the Service and to the requesting party within 60 days of the request, and the Depositor or the Trustee may charge a fee for computing and providing such information.

     Noneconomic Residual Interests. The REMIC Regulations would disregard certain transfers of Residual Certificates, in which case the transferor would continue to be treated as the owner of the Residual Certificates and thus would continue to be subject to tax on its allocable portion of the net income of the REMIC Pool. Under the REMIC Regulations, a transfer of a 'noneconomic residual interest' (as defined below) to a Residual Certificateholder (other than a Residual Certificateholder who is not a U.S. Person, as defined below under 'Foreign Investors') is disregarded for all federal income tax purposes if a significant purpose of the transferor is to impede the assessment or collection of tax. A residual interest in a REMIC (including a residual interest with a positive value at issuance) is a 'noneconomic residual interest' unless, at the time of the transfer, (i) the present value of the expected future distributions on the residual interest at least equals the product of the present value of the anticipated excess inclusions and the highest corporate income tax rate in effect for the year in which the transfer occurs, and (ii) the transferor reasonably expects that the transferee will receive distributions from the REMIC at or after the time at which taxes accrue on the anticipated excess inclusions in an amount sufficient to satisfy the accrued taxes. The anticipated excess inclusions and the present value rate are determined in the same manner as set forth above under 'Disqualified Organizations'. The REMIC Regulations explain that a significant purpose to impede the assessment or collection of tax exists if the transferor, at the time of the transfer, either knew or should have known that the transferee would be unwilling or unable to pay taxes due on its share of the taxable income of the REMIC. A safe harbor is provided if (i) the transferor conducted, at the time of the transfer, a reasonable investigation of the financial condition of the transferee and found that the transferee historically had paid its debts as they came due and found no significant evidence to indicate that the transferee would not continue to pay its debts as they came due in the future, and (ii) the transferee represents to the transferor that it understands that, as the holder of the noneconomic residual interest, the transferee may incur tax liabilities in excess of cash flows generated by the interest and that the transferee intends to pay taxes associated with holding the residual interest as they become due. The Agreement with respect to each series of Certificates will require the transferee of a Residual Certificate to certify to the matters in the preceding sentence as part of the affidavit described above under the heading 'Disqualified Organizations'. The transferor must have no actual knowledge or reason to know that such statements are false.

     Foreign Investors. The REMIC Regulations provide that the transfer of a Residual Certificate that has 'tax avoidance potential' to a 'foreign person' will be disregarded for all federal tax purposes. This rule appears intended to apply to a transferee who is not a 'U.S. Person' (as defined below), unless such transferee's income is effectively connected with the conduct of a trade or business within the United States. A Residual Certificate is deemed to have tax avoidance potential unless, at the time of the transfer, (i) the future value of expected distributions equals at least 30% of the anticipated excess inclusions after the transfer, and (ii) the transferor reasonably expects that the transferee will receive sufficient distributions from the REMIC Pool at or after the time at which the excess inclusions accrue and prior to the end of the next succeeding taxable year for the accumulated withholding tax liability to be paid. If the non-U.S. Person transfers the Residual Certificate back to a U.S. Person, the transfer will be disregarded and the foreign transferor will continue to be treated as the owner unless arrangements are made so that the transfer does not have the effect of allowing the transferor to avoid tax on accrued excess inclusions.

     The Prospectus Supplement relating to a series of Certificates may provide that a Residual Certificate may not be purchased by or transferred to any person that is not a U.S. Person or may describe the circumstances and restrictions pursuant to which such a transfer may be made. The term 'U.S. Person' means a citizen or resident of the United States, a corporation, partnership or other entity created or organized in or under the laws of the United States or any political subdivision thereof, an estate that is subject to U.S. federal income tax regardless of the source of its income or a trust if (A) for taxable years beginning after December 31, 1996 (or for taxable years ending after August 20, 1996, if the trustee has made an applicable election), a court within the United States is able to exercise primary supervision over the administration of such trust, and one or more United States fiduciaries have the authority to control all substantial decisions of such trust, or (B) for all other taxable years, such trust is subject to United States federal income tax regardless of the source of its income.

  SALE OR EXCHANGE OF A RESIDUAL CERTIFICATE

     Upon the sale or exchange of a Residual Certificate, the Residual Certificateholder will recognize gain or loss equal to the excess, if any, of the amount realized over the adjusted basis (as described above under 'Taxation of Residual Certificates--Basis and Losses') of such Residual Certificateholder in such Residual Certificate at the time of the sale or exchange. In addition to reporting the taxable income of the REMIC Pool, a Residual Certificateholder will have taxable income to the extent that any cash distribution to it from the REMIC Pool exceeds such adjusted basis on that Distribution Date. Such income will be treated as gain from the sale or exchange of the Residual Certificate. It is possible that the termination of the REMIC Pool may be treated as a sale or exchange of a Residual Certificateholder's Residual Certificate, in which case, if the Residual Certificateholder has an adjusted basis in such Residual Certificateholder's Residual Certificate remaining when its interest in the REMIC Pool terminates, and if such Residual Certificateholder holds such Residual Certificate as a capital asset under Code Section 1221, then such Residual Certificateholder will recognize a capital loss at that time in the amount of such remaining adjusted basis.

     Any gain on the sale of a Residual Certificate will be treated as ordinary income (i) if a Residual Certificate is held as part of a 'conversion transaction' as defined in Code Section 1258(c), up to the amount of interest that would have accrued on the Residual Certificateholder's net investment in the conversion transaction at 120% of the appropriate applicable Federal rate in effect at the time the taxpayer entered into the transaction minus any amount previously treated as ordinary income with respect to any prior disposition of property that was held as a part of such transaction or (ii) in the case of a non-corporate taxpayer, to the extent such taxpayer has made an election under Code Section 163(d)(4) to have net capital gains taxed as investment income at ordinary income rates. In addition, gain or loss recognized from the sale of a Residual Certificate by certain banks or thrift institutions will be treated as ordinary income or loss pursuant to Code Section 582(c).

     The Conference Committee Report to the 1986 Act provides that, except as provided in Treasury regulations yet to be issued, the wash sale rules of Code
Section 1091 will apply to dispositions of Residual Certificates where the seller of the Residual Certificate, during the period beginning six months before the sale or disposition of the Residual Certificate and ending six months after such sale or disposition, acquires (or enters into any other transaction that results in the application of Section 1091) any residual interest in any REMIC or any interest in a 'taxable mortgage pool' (such as a non-REMIC owner trust) that is economically comparable to a Residual Certificate.

  MARK TO MARKET REGULATIONS

     Prospective purchasers of the Residual Certificates should also be aware that on January 3, 1995, the Service released proposed regulations (the 'Proposed Mark to Market Regulations') under Code Section 475 relating to the requirement that a securities dealer mark to market securities held for sale to customers. This mark-to-market requirement applies to all securities of a dealer, except to the extent that the dealer has specifically identified a security as held for investment. The Proposed Mark to Market Regulations provide that, for purposes of this mark-to-market requirement, a Residual Certificate is not treated as a security and thus may not be marked to market. The Proposed Mark to Market Regulations would apply to all Residual Certificates acquired on or after January 4, 1995.

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
TAXES THAT MAY BE IMPOSED ON THE REMIC POOL

  PROHIBITED TRANSACTIONS


     Income from certain transactions by the REMIC Pool, called prohibited transactions, will not be part of the calculation of income or loss includible in the federal income tax returns of Residual Certificateholders, but rather will be taxed directly to the REMIC Pool at a 100% rate. Prohibited transactions generally include (i) the disposition of a qualified mortgage other than for (a) substitution within two years of the Startup Day for a defective (including a defaulted) obligation (or repurchase in lieu of substitution of a defective (including a defaulted) obligation at any time) or for any qualified mortgage within three months of the Startup Day, (b) foreclosure, default or imminent default of a qualified mortgage, (c) bankruptcy or insolvency of the REMIC Pool or (d) a qualified (complete) liquidation, (ii) the receipt of income from assets that are not the type of mortgages or investments that the REMIC Pool is permitted to hold, (iii) the receipt of compensation for services or (iv) the receipt of gain from disposition of cash flow investments other than pursuant to a qualified liquidation. Notwithstanding (i) and (iv), it is not a prohibited transaction to sell REMIC Pool property to prevent a default on REMIC Regular Certificates as a result of a default on qualified mortgages or to facilitate a clean-up call (generally, an optional termination to save administrative costs when no more than a small percentage of the Certificates is outstanding). The REMIC Regulations indicate that the modification of a Mortgage Loan generally will not be treated as a disposition if it is occasioned by a default or reasonably foreseeable default, an assumption of the Mortgage Loan, the waiver of a due-on-sale or due-on-encumbrance clause or the conversion of an interest rate by a mortgagor pursuant to the terms of a convertible adjustable rate Mortgage Loan.


  CONTRIBUTIONS TO THE REMIC POOL AFTER THE STARTUP DAY

     In general, the REMIC Pool will be subject to a tax at a 100% rate on the value of any property contributed to the REMIC Pool after the Startup Day. Exceptions are provided for cash contributions to the REMIC Pool (i) during the three months following the Startup Day, (ii) made to a qualified reserve fund by a Residual Certificateholder, (iii) in the nature of a guarantee, (iv) made to facilitate a qualified liquidation or clean-up call and (v) as otherwise permitted in Treasury regulations yet to be issued.

  NET INCOME FROM FORECLOSURE PROPERTY

     The REMIC Pool will be subject to federal income tax at the highest corporate rate on 'net income from foreclosure property', determined by reference to the rules applicable to real estate investment trusts. Generally, property acquired by deed in lieu of foreclosure would be treated as 'foreclosure property' for a period of two years, with possible extensions. Net income from foreclosure property generally means gain from the sale of a foreclosure property that is inventory property and gross income from foreclosure property other than qualifying rents and other qualifying income for a real estate investment trust.

     It is not anticipated that the REMIC Pool will receive income or contributions subject to tax under the preceding three paragraphs, except as described in the applicable Prospectus Supplement with respect to net income from foreclosure property on a commercial or multifamily residential property that secured a Mortgage Loan. In addition, unless otherwise disclosed in the applicable Prospectus Supplement, it is not anticipated that any material state income or franchise tax will be imposed on a REMIC Pool.

LIQUIDATION OF THE REMIC POOL


     If a REMIC Pool adopts a plan of complete liquidation, within the meaning of Code Section 860F(a)(4)(A)(i), which may be accomplished by designating in the REMIC Pool's final tax return a date on which such adoption is deemed to occur, and sells all of its assets (other than cash) within a 90-day period beginning on the date of the adoption of the plan of liquidation, the REMIC Pool will not be subject to the prohibited transaction rules on the sale of its assets, provided that the REMIC Pool credits or distributes in liquidation all of the sale proceeds plus its cash (other than amounts retained to meet claims) to holders of REMIC Regular Certificates and Residual Certificateholders within the 90-day period.


ADMINISTRATIVE MATTERS

     The REMIC Pool will be required to maintain its books on a calendar year basis and to file federal income tax returns for federal income tax purposes in a manner similar to a partnership. The form for such income tax return is Form 1066, U.S. Real Estate Mortgage Investment Conduit Income Tax Return. The Trustee will be required to sign the REMIC Pool's returns. Treasury regulations provide that, except where there is a single Residual Certificateholder for an entire taxable year, the REMIC Pool will be subject to the procedural and administrative rules of the Code applicable to partnerships, including the determination by the

Service of any adjustments to, among other things, items of REMIC income, gain, loss, deduction or credit in a unified administrative proceeding. The Residual Certificateholder owning the largest percentage interest in the Residual Certificates will be obligated to act as 'tax matters person', as defined in applicable Treasury regulations, with respect to the REMIC Pool. Each Residual Certificateholder will be deemed, by acceptance of such Residual Certificates, to have agreed (i) to the appointment of the tax matters person as provided in the preceding sentence and (ii) to the irrevocable designation of the Master Servicer as agent for performing the functions of the tax matters person.

LIMITATIONS ON DEDUCTION OF CERTAIN EXPENSES


     An investor who is an individual, estate or trust will be subject to limitation with respect to certain itemized deductions described in Code Section 67, to the extent that such itemized deductions, in the aggregate, do not exceed 2% of the investor's adjusted gross income. In addition, Code Section 68 provides that itemized deductions otherwise allowable for a taxable year of an individual taxpayer will be reduced by the lesser of (i) 3% of the excess, if any, of adjusted gross income over $100,000 ($50,000 in the case of a married individual filing a separate return) (subject to adjustments for inflation) or
(ii) 80% of the amount of itemized deductions otherwise allowable for such year. In the case of a REMIC Pool, such deductions may include deductions under Code
Section 212 for the Servicer Fee and all administrative and other expenses relating to the REMIC Pool, any similar fees paid to the issuer or guarantor of the Agency Certificates or the Private Mortgage-Backed Securities or Contracts, or any similar expenses allocated to the REMIC Pool with respect to a regular interest it holds in another REMIC. Such investors who hold REMIC Certificates either directly or indirectly through certain pass-through entities may have their pro rata share of such expenses allocated to them as additional gross income, but may be subject to such limitation on deductions. In addition, such expenses are not deductible at all for purposes of computing the alternative minimum tax, and may cause such investors to be subject to significant additional tax liability. Temporary Treasury regulations provide that the additional gross income and corresponding amount of expenses generally are to be allocated entirely to the holders of Residual Certificates in the case of a REMIC Pool that would not qualify as a fixed investment trust in the absence of a REMIC election. However, such additional gross income and limitation on deductions will apply to the allocable portion of such expenses to holders of REMIC Regular Certificates, as well as holders of Residual Certificates, where such REMIC Regular Certificates are issued in a manner that is similar to pass-through certificates in a fixed investment trust. In general, such allocable portion will be determined based on the ratio that a REMIC Certificateholder's income, determined on a daily basis, bears to the income of all holders of REMIC Regular Certificates and Residual Certificates with respect to a REMIC Pool. As a result, individuals, estates or trusts holding REMIC Certificates (either directly or indirectly through a grantor trust, partnership, S corporation, REMIC, or certain other pass-through entities described in the foregoing temporary Treasury regulations) may have taxable income in excess of the interest income at the pass-through rate on REMIC Regular Certificates that are issued in a single Class or otherwise consistently with fixed investment trust status or in excess of cash distributions for the related period on Residual Certificates. Unless otherwise indicated in the applicable Prospectus Supplement, all such expenses will be allocable to the Residual Certificates.


TAXATION OF CERTAIN FOREIGN INVESTORS


  REMIC REGULAR CERTIFICATES



     Interest, including original issue discount, distributable to Regular Certificateholders who are non-resident aliens, foreign corporations, or other Non-U.S Persons (as defined below), will be considered 'portfolio interest' and, therefore, generally will not be subject to 30% United States withholding tax, provided that such Non-U.S. Person (i) is not a '10-percent shareholder' within the meaning of Code Section 871(h)(3)(B) or a controlled foreign corporation described in Code Section 881(c)(3)(C) and (ii) provides the Trustee, or the person who would otherwise be required to withhold tax from such distributions under Code Section 1441 or 1442, with an appropriate statement, signed under penalties of perjury, identifying the beneficial owner and stating, among other things, that the beneficial owner of the REMIC Regular Certificate is a Non-U.S. Person. If such statement, or any other required statement, is not provided, 30% withholding will apply unless reduced or eliminated pursuant to an applicable tax treaty or unless the interest on the REMIC Regular Certificate is effectively connected with the conduct of a trade or business within the United States by such Non-U.S. Person. In the latter case, such Non-U.S. Person will be subject to United States federal income tax at regular rates. Prepayment Premiums distributable to Regular Certificateholders who are Non-U.S. Persons may be subject to 30% United States withholding tax. Investors who are Non-U.S. Persons should consult their own tax advisors regarding the specific tax consequences to them of owning a REMIC Regular Certificate. The term 'Non-U.S. Person' means any person who is not a U.S. Person.

  RESIDUAL CERTIFICATES


     The Conference Committee Report to the 1986 Act indicates that amounts paid to Residual Certificateholders who are Non-U.S. Persons are treated as interest for purposes of the 30% (or lower treaty rate) United States withholding tax. Treasury regulations provide that amounts distributed to Residual Certificateholders may qualify as 'portfolio interest', subject to the conditions described in 'REMIC Regular Certificates' above, but only to the extent that (i) the Mortgage Loans (including mortgage loans underlying MBS) were issued after July 18, 1984 and (ii) the Trust Fund or segregated pool of assets therein (as to which a separate REMIC election will be made), to which the Residual Certificate relates, consists of obligations issued in 'registered form' within the meaning of Code Section 163(f)(1). Generally, whole mortgage loans will not be, but MBS and regular interests in another REMIC Pool will be, considered obligations issued in registered form. Furthermore, a Residual Certificateholder will not be entitled to any exemption from the 30% withholding tax (or lower treaty rate) to the extent of that portion of REMIC taxable income that constitutes an 'excess inclusion'. See 'Taxation of Residual Certificates--Limitations on Offset or Exemption of REMIC Income'. If the amounts paid to Residual Certificateholders who are Non-U.S. Persons are effectively connected with the conduct of a trade or business within the United States by such Non-U.S. Persons, 30% (or lower treaty rate) withholding will not apply. Instead, the amounts paid to such Non-U.S. Persons will be subject to United States federal income tax at regular rates. If 30% (or lower treaty rate) withholding is applicable, such amounts generally will be taken into account for purposes of withholding only when paid or otherwise distributed (or when the Residual Certificate is disposed of) under rules similar to withholding upon disposition of debt instruments that have original issue discount. See 'Tax-Related Restrictions on Transfer of Residual Certificates--Foreign Investors' above concerning the disregard of certain transfers having 'tax avoidance potential'. Investors who are Non-U.S. Persons should consult their own tax advisors regarding the specific tax consequences to them of owning Residual Certificates.


BACKUP WITHHOLDING


     Distributions made on the REMIC Regular Certificates, and proceeds from the sale of the REMIC Regular Certificates to or through certain brokers, may be subject to a 'backup' withholding tax under Code Section 3406 of 31% on 'reportable payments' (including interest distributions, original issue discount, and, under certain circumstances, principal distributions) unless the Regular Certificateholder complies with certain reporting and/or certification procedures, including the provision of its taxpayer identification number to the Trustee, its agent or the broker who effected the sale of the REMIC Regular Certificate, or such Certificateholder is otherwise an exempt recipient under applicable provisions of the Code. Any amounts to be withheld from distribution on the REMIC Regular Certificates would be refunded by the Service or allowed as a credit against the Regular Certificateholder's federal income tax liability.


REPORTING REQUIREMENTS


     Reports of accrued interest, original issue discount and information necessary to compute the accrual of any market discount on the REMIC Regular Certificates will be made annually to the Service and to individuals, estates, non-exempt and non-charitable trusts, and partnerships who are either holders of record of REMIC Regular Certificates or beneficial owners who own REMIC Regular Certificates through a broker or middleman as nominee. All brokers, nominees and all other non-exempt holders of record of REMIC Regular Certificates (including corporations, non-calendar year taxpayers, securities or commodities dealers, real estate investment trusts, investment companies, common trust funds, thrift institutions and charitable trusts) may request such information for any calendar quarter by telephone or in writing by contacting the person designated in Service Publication 938 with respect to a particular series of REMIC Regular Certificates. Holders through nominees must request such information from the nominee.


     The Service's Form 1066 has an accompanying Schedule Q, Quarterly Notice to Residual Interest Holders of REMIC Taxable Income or Net Loss Allocation. Treasury regulations require that Schedule Q be furnished by the REMIC Pool to each Residual Certificateholder by the end of the month following the close of each calendar quarter (41 days after the end of a quarter under proposed Treasury regulations) in which the REMIC Pool is in existence.


     Treasury regulations require that, in addition to the foregoing requirements, information must be furnished quarterly to Residual Certificateholders, furnished annually, if applicable, to holders of REMIC Regular Certificates, and filed annually with the Service concerning Code
Section 67 expenses (see 'Limitations on Deduction of Certain Expenses' above) allocable to such holders. Furthermore, under such regulations, information must be furnished quarterly to Residual Certificateholders, furnished annually to holders of REMIC Regular Certificates, and filed annually with the Service concerning the percentage of the REMIC Pool's assets meeting the qualified asset tests described above under 'Status of REMIC Certificates'.


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

                               FASIT CERTIFICATES



GENERAL



     If so specified in the applicable Prospectus Supplement, an election will be made to treat the Trust Fund or specified assets thereof (such portion of the Trust Fund, the 'Trust FASIT'), as a FASIT within the meaning of Code Section 860L(a). The Offered Certificates will be designated as classes of regular interests and the Class O Certificate will be designated as the sole class of ownership interest in the Trust FASIT. Assuming (i) the making of an appropriate election, (ii) compliance with the Pooling and Servicing Agreement, as applicable, and (iii) compliance with any changes in the law, including any amendments to the Code or applicable temporary or final Treasury regulations thereunder, in the opinion of Cadwalader, Wickersham & Taft, (a) the Trust FASIT will qualify as a FASIT, (b) one Class thereof (the 'FASIT Ownership Certificate' or the 'Class O Certificate') will represent the sole class of ownership interest in the Trust FASIT, and (c) the remaining Classes thereof (the 'FASIT Regular Certificates') will represent 'regular interests' in the Trust FASIT. Only the FASIT Regular Certificates are offered pursuant to this Prospectus. References herein to the REMIC Regulations are to Treasury regulations issued under Sections 860A through 860G of the Code to the extent such sections are incorporated by reference into the FASIT Provisions. If so specified in the applicable Prospectus Supplement, the portion of a Trust Fund as to which a FASIT election is not made may be treated as a grantor trust for federal income tax purposes. See 'Grantor Trust Certificates.'



STATUS OF FASIT REGULAR CERTIFICATES



     FASIT Regular Certificates held by a real estate investment trust will constitute 'real estate assets' within the meaning of Code Sections 856(c)(4)(A) and interest on the FASIT Regular Certificates will be considered 'interest on obligations secured by mortgages on real property or on interests in real property' within the meaning of Code Section 856(c)(3)(B) in the same proportion that, for both purposes, the assets of the Trust FASIT and the income thereon would be so treated. FASIT Certificates held by a domestic building and loan association will be treated as 'regular interest[s] in a FASIT' under Code
Section 7701(a)(19)(C)(xi), but only in the proportion that the Trust FASIT holds 'loans secured by an interest in real property which is . . . residential real property' within the meaning of Code Section 7701(a)(19)(C)(v). For this purpose, Mortgage Loans secured by multifamily residential housing should qualify. It is also likely that Mortgage Loans secured by nursing homes and assisted living facilities would qualify as 'loans secured by an interest in . . . health institutions or facilities, including structures designed or used primarily for residential purposes for . . . persons under care' within the meaning of Code Section 7701(a)(19)(C)(vii). If at all times 95% or more of the assets of the Trust FASIT or the income thereon qualify for the foregoing treatments, the FASIT Certificates will qualify for the corresponding status in their entirety. Mortgage Loans which have been defeased with Treasury obligations and the income therefrom will not qualify for the foregoing treatments. Accordingly, the FASIT Regular Certificates may not be a suitable investment for investors who require a specific amount or percentage of assets or income meeting the foregoing treatments. For purposes of Code Section 856(c)(5)(A), payments of principal and interest on a Mortgage Loan that are reinvested pending distribution to holders of FASIT Regular Certificates should qualify for such treatment. FASIT Regular Certificates held by a regulated investment company will not constitute 'government securities' within the meaning of Code Section 851(b)(4)(A)(i). FASIT Regular Certificates held by certain financial institutions will constitute an 'evidence of indebtedness' within the meaning of Code Section 582(c)(1).



QUALIFICATION AS A FASIT



     In order for the Trust FASIT to qualify as a FASIT, there must be ongoing compliance on the part of the applicable portion of the Trust Fund with the requirements set forth in the Code. The FASIT must fulfill an asset test, which requires that substantially all of the assets of the FASIT, as of the close of the third calendar month beginning after the 'Startup Day' (which for purposes of this discussion is the date of the initial issuance of the FASIT Certificates) and at all times thereafter, must consist of cash or cash equivalents, certain debt instruments (other than debt instruments issued by the owner of the FASIT or a related party) and hedges (and contracts to acquire the same), foreclosure property and regular interests in another FASIT or in a REMIC. Based on identical statutory language applicable to REMICs, it appears that the 'substantially all' requirement should be met if at all times the aggregate adjusted basis of the nonqualified assets is less than one percent of the aggregate adjusted basis of all the FASIT's assets. The FASIT Provisions also require the FASIT ownership interest and certain 'high-yield' regular interests (described below) to be held only by certain fully taxable domestic corporations. The Pooling and Servicing Agreement provides that no legal or beneficial interest in the Class O Certificate or any Class of Certificates which the Depositor determines to be a high-yield regular interest may be transferred or registered unless certain conditions, designed to prevent violation of this requirement, are met.

     Permitted debt instruments must bear interest, if any, at a fixed or qualified variable rate. Permitted hedges include interest rate or foreign currency notional principal contracts, letters of credit, insurance, guarantees of payment default and similar instruments to be provided in regulations, and which are reasonably required to guarantee or hedge against the FASIT's risks associated with being the obligor on interests issued by the FASIT. Foreclosure property is real property acquired by the FASIT in connection with the default or imminent default of a qualified mortgage, provided the Depositor had no knowledge or reason to know as of the date such asset was acquired by the FASIT that such a default had occurred or would occur. Foreclosure property may generally not be held beyond the close of the third taxable year after the taxable year of the holder of the Class O Certificate in which the FASIT acquired such property, with one extension available from the Internal Revenue Service.



     In addition to the foregoing requirements, the various interests in a FASIT also must meet certain requirements. All of the interests in a FASIT must be either of the following: (a) one or more classes of regular interests or (b) a single class of ownership interest. A regular interest is an interest in a FASIT that is issued on or after the Startup Day with fixed terms, is designated as a regular interest, and (i) unconditionally entitles the holder to receive a specified principal amount (or other similar amount), (ii) provides that interest payments (or other similar amounts), if any, at or before maturity either are payable based on a fixed rate or a qualified variable rate, (iii) has a stated maturity of not longer than 30 years, (iv) has an issue price not greater than 125% of its stated principal amount, and (v) has a yield to maturity not greater than 5 percentage points higher than the related applicable Federal rate (as defined in Code Section 1274(d)). A regular interest that is described in the preceding sentence except that it fails to meet one or more of requirements (i), (ii), (iv) or (v) is a 'high-yield' regular interest. A high-yield regular interest that fails requirement (ii) must consist of a specified, nonvarying portion of the interest payments on the permitted assets, by reference to the REMIC rules. An ownership interest is an interest in a FASIT other than a regular interest that is issued on the Startup Day, is designated an ownership interest and is held by a single, fully-taxable, domestic corporation. An interest in a FASIT may be treated as a regular interest even if payments of principal with respect to such interest are subordinated to payments on other regular interests or the ownership interest in the FASIT, and are dependent on the absence of defaults or delinquencies on permitted assets lower than reasonably expected returns on permitted assets, unanticipated expenses incurred by the FASIT or prepayment interest shortfalls. Accordingly, based on the foregoing, in the opinion of Cadwalader, Wickersham & Taft, the FASIT Regular Certificates of a Series will constitute classes of regular interests, and the Class O Certificate of a Series will represent the sole class of ownership interest in the Trust FASIT.



     If an entity fails to comply with one or more of the ongoing requirements of the Code for status as a FASIT during any taxable year, the Code provides that the entity or applicable portion thereof will not be treated as a FASIT thereafter. In this event, any entity that holds mortgage loans and is the obligor with respect to debt obligations with two or more maturities, such as the Trust Fund, may be treated as a separate association taxable as a corporation, and the FASIT Certificates may be treated as equity interests therein. The legislative history to the FASIT Provisions indicates, however, that an entity can continue to be a FASIT if loss of its status was inadvertent, it takes prompt steps to requalify and other requirements that may be provided in Treasury regulations are met. Loss of FASIT status results in retirement of all regular interests and their reissuance. If the resulting instruments would be treated as equity under general tax principles, cancellation of debt income may result.



TAXATION OF FASIT REGULAR CERTIFICATES



     General. The FASIT Regular Certificates generally will be treated for federal income tax purposes as newly-originated debt instruments. In general, interest, original issue discount ('OID') and market discount on a FASIT Regular Certificate will be treated as ordinary income to the holder of a FASIT Regular Certificate, and principal payments (other than principal payments that do not exceed accrued market discount) on a FASIT Regular Certificate will be treated as a return of capital to the extent of the Certificateholder's basis allocable thereto. Certificateholders must use the accrual method of accounting with respect to FASIT Regular Certificates, regardless of the method of accounting otherwise used by such Certificateholders.



     Except as set forth in the applicable Prospectus Supplement, the discussions above under the headings 'REMIC Certificates-- Taxation of REMIC Regular Certificates--Original Issue Discount,' '--Acquisition Premium,' '--Market Discount,' '--Premium,' '--Election to Treat All Interest Under the Constant Yield Method,' and '--Treatment of Losses' will apply to the FASIT Regular Certificates. The discussion under the headings '--Sale or Exchange of REMIC Regular Certificates' will also apply to the FASIT Regular Certificates, except that the treatment of a portion of the gain on a REMIC Regular Interest as ordinary income to the extent the yield thereon did not exceed 110% of the applicable Federal rate will not apply.


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

PROHIBITED TRANSACTIONS TAX



     Income from certain transactions by a FASIT, called prohibited transactions, are taxable to the holder of the ownership interest in that FASIT at a 100% rate. Prohibited transactions generally include (i) the disposition of a permitted asset other than for (a) foreclosure, default, or imminent default of a qualified mortgage, (b) bankruptcy or insolvency of the FASIT, (c) a qualified (complete) liquidation, (d) substitution for another permitted debt instrument or distribution of the debt instrument to the holder of the ownership interest to reduce overcollateralization, but only if a principal purpose of acquiring the debt instrument which is disposed of was not the recognition of gain (or the reduction of a loss) on the withdrawn asset as a result of an increase in the market value of the asset after its acquisition by the FASIT or
(e) the retirement of a Class of FASIT regular interests, (ii) the receipt of income from nonpermitted assets, (iii) the receipt of compensation for services, or (iv) the receipt of any income derived from a loan originated by the FASIT. It is unclear the extent to which tax on such transactions could be collected from the Trust FASIT directly under the applicable statutes rather than from the holder of the Class O Certificate. However, under the Pooling and Servicing Agreement, any such prohibited transactions tax that is not payable by a party thereto as a result of its own actions will be paid by the Trust FASIT or the related Mirror Trust FASIT and will reduce Available Funds. It is not anticipated that the Trust FASIT or any Mirror Trust FASIT will engage in any prohibited transactions.



TAXATION OF CERTAIN FOREIGN INVESTORS



     The federal income tax treatment of Non-U.S. Persons who own FASIT Regular Certificates is the same as that described above under 'REMIC
Certificates--Taxation of Certain Foreign Investors--REMIC Regular
Certificates.'



     High-yield FASIT Regular Certificates may not be sold to or beneficially owned by Non-U.S. Persons. Any such purported transfer will be null and void and, upon the Trustee's discovery of any purported transfer in violation of this requirement, the last preceding owner of such FASIT Regular Certificates will be restored to ownership thereof as completely as possible. Such last preceding owner will, in any event, be taxable on all income with respect to such FASIT Regular Certificates for federal income tax purposes. The Pooling and Servicing Agreement provides that, as a condition to transfer of a high-yield FASIT Regular Certificate, the proposed transferee must furnish an affidavit as to its status as a U.S. Person and otherwise as a permitted transferee.



BACKUP WITHHOLDING



     Distributions made on the FASIT Regular Certificates, and proceeds from the sale of the FASIT Regular Certificates to or through certain brokers, may be subject to a 'backup' withholding tax under Code Section 3406 in the same manner as described above under 'REMIC Certificates--Backup Withholding.'



REPORTING REQUIREMENTS



     Reports of accrued interest, OID, if any, and information necessary to compute the accrual of any market discount on the FASIT Regular Certificates will be made annually to the Internal Revenue Service and to investors in the same manner as described above under 'REMIC Certificates--Reporting Requirements' with respect to REMIC Regular Certificates.



                           GRANTOR TRUST CERTIFICATES


STANDARD CERTIFICATES

  GENERAL

     In the event that no election is made to treat a Trust Fund (or a segregated pool of assets therein) with respect to a series of Certificates that are not designated as 'Stripped Certificates', as described below, as a REMIC (Certificates of such a series hereinafter referred to as 'Standard Certificates'), in the opinion of Cadwalader, Wickersham & Taft, tax counsel to the Depositor, the Trust Fund will be classified as a grantor trust under subpart E, Part 1 of subchapter J of the Code and not as an association taxable as a corporation or a 'taxable mortgage pool' within the meaning of Code Section 7701(i). Where there is no fixed retained yield with respect to the Mortgage Loans underlying the Standard Certificates, the holder of each such Standard Certificate (a 'Standard Certificateholder') in such series will be treated as the owner of a pro rata undivided interest in the ordinary income and corpus portions of the Trust Fund represented by its Standard Certificate and will be considered the beneficial owner of a pro rata undivided interest in each of the Mortgage Loans, subject to the discussion below under 'Recharacterization of Servicing Fees'. Accordingly, the holder of a Standard Certificate of a particular series will be required to report on its federal income tax return its pro rata share of the entire income from the Mortgage Loans represented by its Standard Certificate, including interest at the coupon rate on such Mortgage Loans, original issue discount (if any), prepayment fees, assumption fees, and late payment charges received by the Master Servicer, in accordance with such Standard Certificateholder's method of accounting. A Standard Certificateholder generally will be able to deduct its share of the Servicing Fee and all administrative and other expenses of the Trust Fund in accordance with its method of accounting, provided that such amounts are reasonable compensation for services rendered to that Trust Fund. However, investors who are individuals, estates or trusts who own Standard Certificates, either directly or indirectly through certain pass-through entities, will be subject to limitation with respect to certain itemized deductions described in Code Section 67, including deductions under Code Section 212 for the Servicing Fee and all such administrative and other expenses of the Trust Fund, to the extent that such deductions, in the aggregate, do not exceed two percent of an investor's adjusted gross income. In addition, Code Section 68 provides that itemized deductions otherwise allowable for a taxable year of an individual taxpayer will be reduced by the lesser of (i) 3% of the excess, if any, of adjusted gross income over $100,000 ($50,000 in the case of a married individual filing a separate return) (subject to adjustments for inflation), or (ii) 80% of the amount of itemized deductions otherwise allowable for such year. As a result, such investors holding Standard Certificates, directly or indirectly through a pass-through entity, may have aggregate taxable income in excess of the aggregate amount of cash received on such Standard Certificates with respect to interest at the pass-through rate on such Standard Certificates. In addition, such expenses are not deductible at all for purposes of computing the alternative minimum tax, and may cause such investors to be subject to significant additional tax liability. Moreover, where there is fixed retained yield with respect to the Mortgage Loans underlying a series of Standard Certificates or where the Servicing Fee is in excess of reasonable servicing compensation, the transaction will be subject to the application of the 'stripped bond' and 'stripped coupon' rules of the Code, as described below under 'Stripped Certificates' and 'Recharacterization of Servicing Fees', respectively.

  TAX STATUS

     In the opinion of Cadwalader, Wickersham & Taft, tax counsel to the Depositor, Standard Certificates will have the following status for federal income tax purposes:

          1. A Standard Certificate owned by a 'domestic building and loan association' within the meaning of Code Section 7701(a)(19) will be considered to represent 'loans secured by an interest in real property' within the meaning of Code Section 7701(a)(19)(C)(v), provided that the real property securing the Mortgage Loans represented by that Standard Certificate is of the type described in such section of the Code.


          2. A Standard Certificate owned by a real estate investment trust will be considered to represent 'real estate assets' within the meaning of Code
     Section 856(c)(4)(A) to the extent that the assets of the related Trust Fund consist of qualified assets, and interest income on such assets will be considered 'interest on obligations secured by mortgages on real property' to such extent within the meaning of Code Section 856(c)(3)(B).


          3. A Standard Certificate owned by a REMIC will be considered to represent an 'obligation. . . which is principally secured by an interest in real property' within the meaning of Code Section 860G(a)(3)(A) to the extent that the assets of the related Trust Fund consist of 'qualified mortgages' within the meaning of Code Section 860G(a)(3).

  PREMIUM AND DISCOUNT

     Standard Certificateholders are advised to consult with their tax advisors as to the federal income tax treatment of premium and discount arising either upon initial acquisition of Standard Certificates or thereafter.


     Premium. The treatment of premium incurred upon the purchase of a Standard Certificate will be determined generally as described above under 'REMIC Certificates--Taxation of Residual Certificates--Premium'.


     Original Issue Discount. The original issue discount rules will be applicable to a Standard Certificateholder's interest in those Mortgage Loans as to which the conditions for the application of those sections are met. Rules regarding periodic inclusion of original issue discount income are applicable to mortgages of corporations originated after May 27, 1969, mortgages of noncorporate mortgagors (other than individuals) originated after July 1, 1982, and mortgages of individuals originated after March 2, 1984. Under the OID Regulations, such original issue discount could arise by the charging of points by the originator of the mortgages in an amount greater than a statutory de minimis exception, including a payment of points currently deductible by the borrower under applicable Code provisions or, under certain circumstances, by the presence of 'teaser rates' on the Mortgage Loans.

     Original issue discount must generally be reported as ordinary gross income as it accrues under a constant interest method that takes into account the compounding of interest, in advance of the cash attributable to such income. Unless indicated otherwise in the applicable Prospectus Supplement, no prepayment assumption will be assumed for purposes of such accrual. However, Code Section 1272 provides for a reduction in the amount of original issue discount includible in the income of a holder of an obligation that acquires the obligation after its initial issuance at a price greater than the sum of the original issue price and the previously accrued original issue discount, less prior payments of principal. Accordingly, if such Mortgage Loans acquired by a Standard Certificateholder are purchased at a price equal to the then unpaid principal amount of such Mortgage Loans, no original issue discount attributable to the difference between the issue price and the original principal amount of such Mortgage Loans (i.e., points) will be includible by such holder.


     Market Discount. Standard Certificateholders also will be subject to the market discount rules to the extent that the conditions for application of those sections are met. Market discount on the Mortgage Loans will be determined and will be reported as ordinary income generally in the manner described above under 'REMIC Certificates--Taxation of REMIC Regular Certificates--Market Discount', except that the ratable accrual methods described therein will not apply. Rather, the holder will accrue market discount pro rata over the life of the Mortgage Loans, unless the constant yield method is elected. Unless indicated otherwise in the applicable Prospectus Supplement, no prepayment assumption will be assumed for purposes of such accrual.


  RECHARACTERIZATION OF SERVICING FEES

     If the Servicing Fee paid to the Master Servicer were deemed to exceed reasonable servicing compensation, the amount of such excess would represent neither income nor a deduction to Certificateholders. In this regard, there are no authoritative guidelines for federal income tax purposes as to either the maximum amount of servicing compensation that may be considered reasonable in the context of this or similar transactions or whether, in the case of the Standard Certificate, the reasonableness of servicing compensation should be determined on a weighted average or loan-by-loan basis. If a loan-by-loan basis is appropriate, the likelihood that such amount would exceed reasonable servicing compensation as to some of the Mortgage Loans would be increased. Service guidance indicates that a servicing fee in excess of reasonable compensation ('excess servicing') will cause the Mortgage Loans to be treated under the 'stripped bond' rules. Such guidance provides safe harbors for servicing deemed to be reasonable and requires taxpayers to demonstrate that the value of servicing fees in excess of such amounts is not greater than the value of the services provided.

     Accordingly, if the Service's approach is upheld, a servicer who receives a servicing fee in excess of such amounts would be viewed as retaining an ownership interest in a portion of the interest payments on the Mortgage Loans. Under the rules of Code Section 1286, the separation of ownership of the right to receive some or all of the interest payments on an obligation from the right to receive some or all of the principal payments on the obligation would result in treatment of such Mortgage Loans as 'stripped coupons' and 'stripped bonds'. Subject to the de minimis rule discussed below under '--Stripped Certificates', each stripped bond or stripped coupon could be considered for this purpose as a non-interest bearing obligation issued on the date of issue of the Standard Certificates, and the original issue discount rules of the Code would apply to the holder thereof. While Standard Certificateholders would still be treated as owners of beneficial interests in a grantor trust for federal income tax purposes, the corpus of such trust could be viewed as excluding the portion of the Mortgage Loans the ownership of which is attributed to the Master Servicer, or as including such portion as a second class of equitable interest. Applicable Treasury regulations treat such an arrangement as a fixed investment trust, since the multiple classes of trust interests should be treated as merely facilitating direct investments in the trust assets and the existence of multiple classes of ownership interests is incidental to that purpose. In general, such a recharacterization should not have any significant effect upon the timing or amount of income reported by a Standard Certificateholder, except that the income reported by a cash method holder may be slightly accelerated. See 'Stripped Certificates' below for a further description of the federal income tax treatment of stripped bonds and stripped coupons.

  SALE OR EXCHANGE OF STANDARD CERTIFICATES

     Upon sale or exchange of a Standard Certificate, a Standard Certificateholder will recognize gain or loss equal to the difference between the amount realized on the sale and its aggregate adjusted basis in the Mortgage Loans and the other assets represented by the Standard Certificate. In general, the aggregate adjusted basis will equal the Standard Certificateholder's cost for the Standard Certificate, increased by the amount of any income previously reported with respect to the Standard Certificate and decreased by the amount of any losses previously reported with respect to the Standard Certificate and the amount of any distributions received thereon. Except as provided above with respect to market discount on any Mortgage Loans, and except for certain financial institutions subject to the provisions of Code Section 582(c), any such gain or loss would be capital gain or loss if the Standard Certificate was held as a capital asset. However, gain on the sale of a Standard Certificate will be treated as ordinary

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

income (i) if a Standard Certificate is held as part of a 'conversion transaction' as defined in Code Section 1258(c), up to the amount of interest that would have accrued on the Standard Certificateholder's net investment in the conversion transaction at 120% of the appropriate applicable Federal rate in effect at the time the taxpayer entered into the transaction minus any amount previously treated as ordinary income with respect to any prior disposition of property that was held as a part of such transaction or (ii) in the case of a non-corporate taxpayer, to the extent such taxpayer has made an election under Code Section 163(d)(4) to have net capital gains taxed as investment income at ordinary income rates. Capital gains of certain non-corporate taxpayers are subject to a lower maximum tax rate (20%) than ordinary income of such taxpayers (39.6%). The maximum tax rate for corporations is the same with respect to both ordinary income and capital gains.


STRIPPED CERTIFICATES

  GENERAL

     Pursuant to Code Section 1286, the separation of ownership of the right to receive some or all of the principal payments on an obligation from ownership of the right to receive some or all of the interest payments results in the creation of 'stripped bonds' with respect to principal payments and 'stripped coupons' with respect to interest payments. For purposes of this discussion, Certificates that are subject to those rules will be referred to as 'Stripped Certificates'.

     The Certificates will be subject to those rules if (i) the Depositor or any of its affiliates retains (for its own account or for purposes of resale), in the form of fixed retained yield or otherwise, an ownership interest in a portion of the payments on the Mortgage Loans, (ii) the Master Servicer is treated as having an ownership interest in the Mortgage Loans to the extent it is paid (or retains) servicing compensation in an amount greater than reasonable consideration for servicing the Mortgage Loans (see 'Standard Certificates--Recharacterization of Servicing Fees' above) and (iii) Certificates are issued in two or more classes or subclasses representing the right to non-pro-rata percentages of the interest and principal payments on the Mortgage Loans.

     In general, a holder of a Stripped Certificate will be considered to own 'stripped bonds' with respect to its pro rata share of all or a portion of the principal payments on each Mortgage Loan and/or 'stripped coupons' with respect to its pro rata share of all or a portion of the interest payments on each Mortgage Loan, including the Stripped Certificate's allocable share of the servicing fees paid to the Master Servicer, to the extent that such fees represent reasonable compensation for services rendered. See discussion above under 'Standard Certificates--Recharacterization of Servicing Fees'. Although not free from doubt, for purposes of reporting to Stripped Certificateholders, the servicing fees will be allocated to the Stripped Certificates in proportion to the respective entitlements to distributions of each class (or subclass) of Stripped Certificates for the related period or periods. The holder of a Stripped Certificate generally will be entitled to a deduction each year in respect of the servicing fees, as described above under 'Standard Certificates--General', subject to the limitation described therein.

     Code Section 1286 treats a stripped bond or a stripped coupon as an obligation issued at an original issue discount on the date that such stripped interest is purchased. Although the treatment of Stripped Certificates for federal income tax purposes is not clear in certain respects at this time, particularly where such Stripped Certificates are issued with respect to a Mortgage Pool containing variable-rate Mortgage Loans, in the opinion of Cadwalader, Wickersham & Taft, tax counsel to the Depositor, (i) the Trust Fund will be treated as a grantor trust under subpart E, Part 1 of subchapter J of the Code and not as an association taxable as a corporation or a 'taxable mortgage pool' within the meaning of Code Section 7701(i), and (ii) each Stripped Certificate should be treated as a single installment obligation for purposes of calculating original issue discount and gain or loss on disposition. This treatment is based on the interrelationship of Code Section 1286, Code Sections 1272 through 1275, and the OID Regulations. While under Code Section 1286 computations with respect to Stripped Certificates arguably should be made in one of the ways described below under 'Taxation of Stripped Certificates--Possible Alternative Characterizations,' the OID Regulations state, in general, that two or more debt instruments issued by a single issuer to a single investor in a single transaction should be treated as a single debt instrument for original issue discount purposes. The Agreement requires that the Trustee make and report all computations described below using this aggregate approach, unless substantial legal authority requires otherwise.

     Furthermore, Treasury regulations issued December 28, 1992 provide for the treatment of a Stripped Certificate as a single debt instrument issued on the date it is purchased for purposes of calculating any original issue discount. In addition, under these regulations, a Stripped Certificate that represents a right to payments of both interest and principal may be viewed either as issued with original issue discount or market discount (as described below), at a de minimis original issue discount, or, presumably, at a premium. This treatment suggests that the interest component of such a Stripped Certificate would be treated as qualified stated interest under the OID Regulations. Further, these final regulations provide that the purchaser of such a Stripped Certificate will be required to account for any discount as market discount rather than original issue discount if either (i) the initial discount with

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respect to the Stripped Certificate was treated as zero under the de minimis rule, or (ii) no more than 100 basis points in excess of reasonable servicing is stripped off the related Mortgage Loans. Any such market discount would be reportable as described under 'REMIC Certificates--Taxation of REMIC Regular Certificates--Market Discount,' without regard to the de minimis rule therein, assuming that a prepayment assumption is employed in such computation.


  STATUS OF STRIPPED CERTIFICATES


     No specific legal authority exists as to whether the character of the Stripped Certificates, for federal income tax purposes, will be the same as that of the Mortgage Loans. Although the issue is not free from doubt, in the opinion of Cadwalader, Wickersham & Taft, tax counsel to the Depositor, Stripped Certificates owned by applicable holders should be considered to represent 'real estate assets' within the meaning of Code Section 856(c)(4)(A), 'obligation[s] principally secured by an interest in real property' within the meaning of Code
Section 860G(a)(3)(A), and 'loans secured by an interest in real property' within the meaning of Code Section 7701(a)(19)(C)(v), and interest (including original issue discount) income attributable to Stripped Certificates should be considered to represent 'interest on obligations secured by mortgages on real property' within the meaning of Code Section 856(c)(3)(B), provided that in each case the Mortgage Loans and interest on such Mortgage Loans qualify for such treatment. The application of such Code provisions to Buy-Down Mortgage Loans is uncertain. See 'Standard Certificates--Tax Status' above.


  TAXATION OF STRIPPED CERTIFICATES


     Original Issue Discount. Except as described above under 'General', each Stripped Certificate will be considered to have been issued at an original issue discount for federal income tax purposes. Original issue discount with respect to a Stripped Certificate must be included in ordinary income as it accrues, in accordance with a constant interest method that takes into account the compounding of interest, which may be prior to the receipt of the cash attributable to such income. Based in part on the OID Regulations and the amendments to the original issue discount sections of the Code made by the 1986 Act, the amount of original issue discount required to be included in the income of a holder of a Stripped Certificate (referred to in this discussion as a 'Stripped Certificateholder') in any taxable year likely will be computed generally as described above under 'REMIC Certificates--Taxation of REMIC Regular Certificates--Original Issue Discount' and '--Variable Rate REMIC Regular Certificates'. However, with the apparent exception of a Stripped Certificate issued with de minimis original issue discount as described above under 'General', the issue price of a Stripped Certificate will be the purchase price paid by each holder thereof, and the stated redemption price at maturity will include the aggregate amount of the payments to be made on the Stripped Certificate to such Stripped Certificateholder, presumably under the Prepayment Assumption.


     If the Mortgage Loans prepay at a rate either faster or slower than that under the Prepayment Assumption, a Stripped Certificateholder's recognition of original issue discount will be either accelerated or decelerated and the amount of such original issue discount will be either increased or decreased depending on the relative interests in principal and interest on each Mortgage Loan represented by such Stripped Certificateholder's Stripped Certificate. While the matter is not free from doubt, the holder of a Stripped Certificate should be entitled in the year that it becomes certain (assuming no further prepayments) that the holder will not recover a portion of its adjusted basis in such Stripped Certificate to recognize an ordinary loss equal to such portion of unrecoverable basis.

     As an alternative to the method described above, the fact that some or all of the interest payments with respect to the Stripped Certificates will not be made if the Mortgage Loans are prepaid could lead to the interpretation that such interest payments are 'contingent' within the meaning of the OID Regulations. The OID Regulations, as they relate to the treatment of contingent interest, are by their terms not applicable to prepayable securities such as the Stripped Certificates. However, if final regulations dealing with contingent interest with respect to the Stripped Certificates apply the same principles as the OID Regulations, such regulations may lead to different timing of income inclusion that would be the case under the OID Regulations. Furthermore, application of such principles could lead to the characterization of gain on the sale of contingent interest Stripped Certificates as ordinary income. Investors should consult their tax advisors regarding the appropriate tax treatment of Stripped Certificates.


     Sale or Exchange of Stripped Certificates. Sale or exchange of a Stripped Certificate prior to its maturity will result in gain or loss equal to the difference, if any, between the amount received and the Stripped Certificateholder's adjusted basis in such Stripped Certificate, as described above under 'REMIC Certificates--Taxation of REMIC Regular Certificates--Sale or Exchange of REMIC Regular Certificates'. To the extent that a subsequent purchaser's purchase price is exceeded by the remaining payments on the Stripped Certificates, such subsequent purchaser will be required for federal income tax purposes to accrue and report such excess as if it were original issue discount in the manner described above. It is not clear for this purpose whether the


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
assumed prepayment rate that is to be used in the case of a Stripped Certificateholder other than an original Stripped Certificateholder should be the Prepayment Assumption or a new rate based on the circumstances at the date of subsequent purchase.

     Purchase of More Than One Class of Stripped Certificates. Where an investor purchases more than one class of Stripped Certificates, it is currently unclear whether for federal income tax purposes such classes of Stripped Certificates should be treated separately or aggregated for purposes of the rules described above.

     Possible Alternative Characterizations. The characterizations of the Stripped Certificates discussed above are not the only possible interpretations of the applicable Code provisions. For example, the Stripped Certificateholder may be treated as the owner of (i) one installment obligation consisting of such Stripped Certificate's pro rata share of the payments attributable to principal on each Mortgage Loan and a second installment obligation consisting of such Stripped Certificate's pro rata share of the payments attributable to interest on each Mortgage Loan, (ii) as many stripped bonds or stripped coupons as there are scheduled payments of principal and/or interest on each Mortgage Loan or
(iii) a separate installment obligation for each Mortgage Loan, representing the Stripped Certificate's pro rata share of payments of principal and/or interest to be made with respect thereto. Alternatively, the holder of one or more classes of Stripped Certificates may be treated as the owner of a pro rata fractional undivided interest in each Mortgage Loan to the extent that such Stripped Certificate, or classes of Stripped Certificates in the aggregate, represent the same pro rata portion of principal and interest on each such Mortgage Loan, and a stripped bond or stripped coupon (as the case may be), treated as an installment obligation or contingent payment obligation, as to the remainder. Final regulations issued on December 28, 1992 regarding original issue discount on stripped obligations make the foregoing interpretations less likely to be applicable. The preamble to those regulations states that they are premised on the assumption that an aggregation approach is appropriate for determining whether original issue discount on a stripped bond or stripped coupon is de minimis, and solicits comments on appropriate rules for aggregating stripped bonds and stripped coupons under Code Section 1286.

     Because of these possible varying characterizations of Stripped Certificates and the resultant differing treatment of income recognition, Stripped Certificateholders are urged to consult their own tax advisors regarding the proper treatment of Stripped Certificates for federal income tax purposes.

REPORTING REQUIREMENTS AND BACKUP WITHHOLDING


     The Trustee will furnish, within a reasonable time after the end of each calendar year, to each Standard Certificateholder or Stripped Certificateholder at any time during such year, such information (prepared on the basis described above) as the Trustee deems to be necessary or desirable to enable such Certificateholders to prepare their federal income tax returns. Such information will include the amount of original issue discount accrued on Certificates held by persons other than Certificateholders exempted from the reporting requirements. The amounts required to be reported by the Trustee may not be equal to the proper amount of original issue discount required to be reported as taxable income by a Certificateholder, other than an original Certificateholder that purchased at the issue price. In particular, in the case of Stripped Certificates, unless provided otherwise in the applicable Prospectus Supplement, such reporting will be based upon a representative initial offering price of each class of Stripped Certificates. The Trustee will also file such original issue discount information with the Service. If a Certificateholder fails to supply an accurate taxpayer identification number or if the Secretary of the Treasury determines that a Certificateholder has not reported all interest and dividend income required to be shown on his federal income tax return, 31% backup withholding may be required in respect of any reportable payments, as described above under 'REMIC Certificates--Backup Withholding'.


TAXATION OF CERTAIN FOREIGN INVESTORS

     To the extent that a Certificate evidences ownership in Mortgage Loans that are issued on or before July 18, 1984, interest or original issue discount paid by the person required to withhold tax under Code Section 1441 or 1442 to nonresident aliens, foreign corporations, or other Non-U.S. Persons generally will be subject to 30% United States withholding tax, or such lower rate as may be provided for interest by an applicable tax treaty. Accrued original issue discount recognized by the Standard Certificateholder or Stripped Certificateholder on original issue discount recognized by the Standard Certificateholder or Stripped Certificateholders on the sale or exchange of such a Certificate also will be subject to federal income tax at the same rate.


     Treasury regulations provide that interest or original issue discount paid by the Trustee or other withholding agent to a Non-U.S. Person evidencing ownership interest in Mortgage Loans issued after July 18, 1984 will be 'portfolio interest' and will be treated in the manner, and such persons will be subject to the same certification requirements, described above under 'REMIC Certificates--Taxation of Certain Foreign Investors--REMIC Regular Certificates'.

                              ERISA CONSIDERATIONS

GENERAL

     The Employee Retirement Income Security Act of 1974, as amended ('ERISA'), and Section 4975 of the Code impose certain requirements on employee benefit plans and on certain other retirement plans and arrangements, including individual retirement accounts, Keogh plans, collective investment funds, insurance company separate accounts, and some insurance company general accounts in which such plans, accounts or arrangements are invested, which are subject to ERISA and the Code (all of which are hereinafter referred to for purposes of this discussion as 'Plans') and on persons who are fiduciaries with respect to such Plans. The following is a general discussion of such requirements, and certain applicable exceptions to and administrative exemptions from such requirements.

     Before purchasing any Offered Certificates, a Plan fiduciary should consult with its counsel and determine whether there exists any prohibition to such purchase under the requirements of ERISA, whether any prohibited transaction class-exemption or any individual administrative prohibited transaction exemption (as described below) applies, including whether the appropriate conditions set forth therein would be met, or whether any statutory prohibited transaction exemption is applicable, and further should consult the applicable Prospectus Supplement relating to such Series of Certificates.

CERTAIN REQUIREMENTS UNDER ERISA

  GENERAL

     In accordance with ERISA's general fiduciary standards, before investing in a Certificate a Plan fiduciary should determine whether to do so is permitted under the governing Plan instruments and is appropriate for the Plan in view of its overall investment policy and the composition and diversification of its portfolio. A Plan fiduciary should especially consider the ERISA requirement of investment prudence and the sensitivity of the return on the Certificates to the rate of principal repayments (including voluntary prepayments by the mortgagors and involuntary liquidations) on the Mortgage Loans, as discussed in 'Yield Considerations' herein.

PARTIES IN INTEREST/DISQUALIFIED PERSONS

     Other provisions of ERISA (and corresponding provisions of the Code) prohibit certain transactions involving the assets of a Plan and persons who have certain specified relationships to the Plan (so-called 'parties in interest' within the meaning of ERISA or 'disqualified persons' within the meaning of the Code, including, in both cases, Plan fiduciaries). The Depositor, Master Servicer or the Trustee or certain affiliates thereof, might be considered or might become 'parties in interest' or 'disqualified persons' with respect to a Plan. If so, the acquisition or holding of Certificates by or on behalf of such Plan could be considered to give rise to a 'prohibited transaction' within the meaning of ERISA and the Code unless an administrative exemption described below or some other exemption is available. Special caution should be exercised before the assets of a Plan are used to purchase a Certificate if, with respect to such assets, the Depositor, the Master Servicer or the Trustee or an affiliate thereof, either: (a) has investment discretion with respect to the investment of such assets of such Plan; or (b) has authority or responsibility to give, or regularly gives investment advice with respect to such assets for a fee and pursuant to an agreement or understanding that such advice will serve as a primary basis for investment decisions with respect to such assets and that such advice will be based on the particular investment needs of the Plan.

DELEGATION OF FIDUCIARY DUTY

     Further, if the assets included in a Trust Fund were deemed to constitute Plan assets, it is possible that a Plan's investment in the Certificates might be deemed to constitute a delegation, under ERISA, of the duty to manage Plan assets by the fiduciary deciding to invest in the Certificates, and certain transactions involved in the operation of the Trust Fund might be deemed to constitute prohibited transactions under ERISA and the Code. Neither ERISA nor the Code define the term 'plan assets.'

     The U.S. Department of Labor (the 'Department') has published final regulations (the 'Regulations') concerning whether or not a Plan's assets would be deemed to include an interest in the underlying assets of an entity (such as a Trust Fund) for purposes of the reporting and disclosure and general fiduciary responsibility provisions of ERISA, as well as for the prohibited transaction provisions of ERISA and the Code, if the Plan acquires an 'equity interest' (such as a Certificate) in such an entity.

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
     Certain exceptions are provided in the Regulations whereby an investing Plan's assets would be deemed merely to include its interest in the Certificates instead of being deemed to include an interest in the assets of a Trust Fund. However, the Depositor cannot predict in advance, nor can there be any continuing assurance, whether such exceptions may be met, because of the factual nature of certain of the rules set forth in the Regulations. For example, one of the exceptions in the Regulations states that the underlying assets of an entity will not be considered 'plan assets' if less than 25% of the value of all classes of equity interests are held by 'benefit plan investors,' which are defined as Plans, IRAs, and employee benefit plans not subject to ERISA (for example, governmental plans). However, this exception is tested immediately after each acquisition of an equity interest in the entity whether upon initial issuance or in the secondary market.

ADMINISTRATIVE EXEMPTIONS

     Several underwriters of mortgage-backed securities have applied for and obtained individual administrative ERISA prohibited transaction exemptions which can only apply to the purchase and holding of mortgage-backed securities which, among other conditions, are sold in an offering with respect to which such underwriter serves as the sole or a managing underwriter, or as a selling or placement agent. If such an exemption might be applicable to a Series of Certificates, the related Prospectus Supplement will refer to such possibility, as well as provide a summary of the conditions to the applicability.

GOVERNMENTAL PLANS

     A governmental plan as defined in Section 3(32) of ERISA is not subject to ERISA, or Code Section 4975. However, such a governmental plan may be subject to a federal, state, or local law, which is, to a material extent, similar to the provisions of ERISA or Code Section 4975 ('Similar Law'). A fiduciary of a governmental plan should make its own determination as to the need for and the availability of any exemptive relief under Similar Law.

UNRELATED BUSINESS TAXABLE INCOME; RESIDUAL CERTIFICATES


     The purchase of a Residual Certificate by any employee benefit plan qualified under Code Section 401(a) and exempt from taxation under Code Section 501(a), including most varieties of ERISA Plans, may give rise to 'unrelated business taxable income' as described in Code Sections 511-515 and 860E. Further, prior to the purchase of Residual Certificates, a prospective transferee may be required to provide an affidavit to a transferor that it is not, nor is it purchasing a Residual Certificate on behalf of, a 'Disqualified Organization,' which term as defined above includes certain tax-exempt entities not subject to Code Section 511 including certain governmental plans, as discussed above under the caption 'Federal Income Tax Consequences-- REMIC Certificates--Taxation of Residual Certificates--Tax-Related Restrictions on Transfer of Residual Certificates-- Disqualified Organizations.'


     Due to the complexity of these rules and the penalties imposed upon persons involved in prohibited transactions, it is particularly important that potential investors who are Plan fiduciaries consult with their counsel regarding the consequences under ERISA of their acquisition and ownership of Certificates.

     The sale of Certificates to an employee benefit plan is in no respect a representation by the Depositor or the Underwriter that this investment meets all relevant legal requirements with respect to investments by plans generally or by any particular plan, or that this investment is appropriate for plans generally or for any particular plan.

                                LEGAL INVESTMENT

     The Prospectus Supplement for each Series of Certificates will specify which, if any, of the Classes of Certificates offered thereby will constitute 'mortgage related securities' for purposes of the Secondary Mortgage Market Enhancement Act of 1984 ('SMMEA'). The appropriate characterization of those Certificates not qualifying as 'mortgage related securities' ('Non-SMMEA Certificates') under various legal investment restrictions, and thus the ability of investors subject to these restrictions to purchase such Certificates, may be subject to significant interpretive uncertainties. Accordingly, investors whose investment authority is subject to legal restrictions should consult their own legal advisors to determine whether and to what extent the Non-SMMEA Certificates constitute legal investments for them.

     Effective December 31, 1996 (but not until then), Classes of Certificates that (i) are rated in one of the two highest rating categories by one or more Rating Agencies and (ii) are part of a Series evidencing interests in a Trust Fund consisting of loans originated by certain types of Originators as specified in SMMEA, will be 'mortgage related securities' for purposes of SMMEA. As 'mortgage related securities,' such Classes will constitute legal investments for persons, trusts, corporations, partnerships, associations, business trusts and business entities (including, but not limited to, state-chartered savings banks, commercial banks, savings and loan associations and insurance companies, as well as trustees and state government employee retirement systems) created pursuant to or existing under the laws of the United States or of any state (including the District of Columbia and Puerto
Rico) whose authorized investments are subject to state regulation to the same extent that, under applicable law, obligations issued by or guaranteed as to principal and interest by the United States or any agency or instrumentality thereof constitute legal investments for such entities. Pursuant to SMMEA, a number of states enacted legislation, on or before the October 3, 1991 cutoff for such enactments, limiting to varying extents the ability of certain entities (in particular, insurance companies) to invest in 'mortgage related securities' secured by liens on residential, or mixed residential and commercial properties, in most cases by requiring the affected investors to rely solely upon existing state law, and not SMMEA. Pursuant to Section 347 of the Riegle Community Development and Regulatory Improvement Act of 1994, which amended the definition of 'mortgage related security' (effective December 31, 1996) to include, in relevant part, Certificates satisfying the rating and qualified Originator requirements for 'mortgage related securities,' but evidencing interests in a Trust Fund consisting, in whole or in part, of first liens on one or more parcels of real estate upon which are located one or more commercial structures, states were authorized to enact legislation, on or before September 23, 2001, specifically referring to Section 347 and prohibiting or restricting the purchase, holding or investment by state-regulated entities in such types of Certificates. Accordingly, the investors affected by such legislation will be authorized to invest in Certificates qualifying as 'mortgage related securities' only to the extent provided in such legislation.

     SMMEA also amended the legal investment authority of federally-chartered depository institutions as follows: federal savings and loan associations and federal savings banks may invest in, sell or otherwise deal in mortgage related securities without limitation as to the percentage of their assets represented thereby, federal credit unions may invest in such securities, and national banks may purchase such securities for their own account without regard to the limitations generally applicable to investment securities set forth in 12 U.S.C.
Section 24 (Seventh), subject in each case to such regulations as the applicable federal regulatory authority may prescribe. In this connection, effective December 31, 1996, the Office of the Comptroller of the Currency (the 'OCC') has amended 12 C.F.R. Part 1 to authorize national banks to purchase and sell for their own account, without limitation as to a percentage of the bank's capital and surplus (but subject to compliance with certain general standards concerning 'safety and soundness' and retention of credit information in 12 C.F.R. Section 1.5), certain 'Type IV securities,' defined in 12 C.F.R. Section 1.2(l) to include certain 'commercial mortgage-related securities' and 'residential mortgage-related securities.' As so defined, 'commercial mortgage-related security' and 'residential mortgage-related security' mean, in relevant part, 'mortgage related security' within the meaning of SMMEA, provided that, in the case of a 'commercial mortgage-related security,' it 'represents ownership of a promissory note or certificate of interest or participation that is directly secured by a first lien on one or more parcels of real estate upon which one or more commercial structures are located and that is fully secured by interests in a pool of loans to numerous obligors.' In the absence of any rule or administrative interpretation by the OCC defining the term 'numerous obligors,' no representation is made as to whether any Class of Certificates will qualify as 'commercial mortgage-related securities,' and thus as 'Type IV securities,' for investment by national banks. Federal credit unions should review NCUA Letter to Credit Unions No. 96, as modified by Letter to Credit Unions No. 108, which includes guidelines to assist federal credit unions in making investment decisions for mortgage related securities. The NCUA has adopted rules, codified as 12 C.F.R. SectionSection 703.5(f)-(k), which prohibit federal credit unions from investing in certain mortgage related securities (including securities such as certain Series, Classes or subclasses of Certificates), except under limited circumstances.

     All depository institutions considering an investment in the Certificates should review the 'Supervisory Policy Statement on Securities Activities' dated January 28, 1992, as revised April 15, 1994 (the 'Policy Statement') of the Federal Financial Institutions Examination Council. The Policy Statement, which has been adopted by the Board of Governors of the Federal Reserve System, the Federal Deposit Insurance Corporation, the OCC and the Office of Thrift Supervision, and by the NCUA (with certain modifications), prohibits depository institutions from investing in certain 'high-risk mortgage securities' (including securities such as certain Series, Classes or subclasses of the Certificates), except under limited circumstances, and sets forth certain investment practices deemed to be unsuitable for regulated institutions.

     Institutions whose investment activities are subject to regulation by federal or state authorities should review rules, policies and guidelines adopted from time to time by such authorities before purchasing any Certificates, as certain Series, Classes or subclasses may be deemed unsuitable investments, or may otherwise be restricted, under such rules, policies or guidelines (in certain instances irrespective of SMMEA).

     The foregoing does not take into consideration the applicability of statutes, rules, regulations, orders, guidelines or agreements generally governing investments made by a particular investor, including, but not limited to, 'prudent investor' provisions, percentage-of-assets limits, provisions which may restrict or prohibit investment in securities which are not 'interest bearing' or

'income paying,' and, with regard to any Certificates issued in book-entry form, provisions which may restrict or prohibit investments in securities which are issued in book-entry form.

     Except as to the status of certain Classes of Certificates as 'mortgage related securities,' no representation is made as to the proper characterization of the Certificates for legal investment purposes, financial institution regulatory purposes, or other purposes, or as to the ability of particular investors to purchase Certificates under applicable legal investment restrictions. The uncertainties described above (and any unfavorable future determinations concerning legal investment or financial institution regulatory characteristics of the Certificates) may adversely affect the liquidity of the Certificates.

     Investors should consult their own legal advisors in determining whether and to what extent the Certificates constitute legal investments for such investors.

                             METHOD OF DISTRIBUTION

     The Certificates offered hereby and by the Prospectus Supplement will be offered in Series through one or more of the various methods described below. The Prospectus Supplement for each Series of Certificates will describe the method of offering being utilized for that Series, the public offering or purchase price of the Certificates and the net proceeds to the Depositor from such sale. If so specified in the Prospectus Supplement, one or more Classes of Certificates may be offered for sale only outside of the United States and only to non-U.S. persons and foreign branches of U.S. banks (or in such other manner and to such other persons as may be specified therein) and will not be offered hereby.

     The Certificates will be offered through the following methods from time to time and that offerings may be made concurrently through more than one of these methods or that an offering of a particular Series of Certificates may be made through any combination of these methods:

          1. Negotiated firm commitment underwriting and public reoffering by underwriters;

          2. Placements by the Depositor to institutional investors through affiliated or unaffiliated dealers or agents; and

          3. Direct placements by the Depositor to institutional investors.

     If underwriters are used in a sale of any Certificates, such Certificates will be acquired by the underwriters for their own account and may be resold. The distribution of the Certificates may be effected from time to time in one or more transactions, including negotiated transactions, at a fixed public offering price or at varying prices to be determined at the time of sale or at the time of commitment therefor. If so specified in the related Prospectus Supplement, the Certificates will be distributed in a firm commitment underwriting, subject to the terms and conditions of the underwriting agreement, by Nomura Securities International, Inc. ('Nomura') acting as underwriter with other underwriters, if any, named therein. Asset Securitization Corporation, the Depositor, is a wholly-owned subsidiary of Nomura Asset Capital Corporation ('Nomura Capital'). Nomura and Nomura Capital are both wholly-owned subsidiaries of Nomura Holding America Inc. See 'The Depositor' herein.

     In connection with the sale of the Certificates, underwriters, dealers or placement agents may receive compensation from the Depositor or from purchasers of the Certificates in the form of discounts, concessions or commissions. Underwriters, agents and dealers participating in the distributions of the Certificates may be deemed to be underwriters in connection with such Certificates, and any discounts or commissions received by them from the Issuer and any profit on the resale of the Certificates by them may be deemed to be underwriting discounts and commissions under the Securities Act of 1933, as amended (the '1933 Act').

     Any sales by the Depositor directly to investors, whether using an affiliated or other placement agent or otherwise, may be made from time to time in one or more transactions, including negotiated transactions, at a fixed offering price or at varying prices to be determined at the time of sale or the time of commitment therefor. The Prospectus Supplement with respect to any Series of Certificates offered other than through underwriters will contain information regarding the nature of such offering and any agreements to be entered into between the Depositor and dealers or purchasers of the Certificates for such Series.

     The underwriting agreement pertaining to a sale of a series of Certificates will provide that the obligations of Nomura and any underwriters will be subject to certain conditions precedent, that the underwriters will be obligated to purchase all such Certificates if any are purchased, and that the Depositor will indemnify Nomura and any underwriters against certain civil liabilities, including liabilities under the 1933 Act, or will contribute to payments Nomura and any underwriters may be required to make in respect thereof.

     In the ordinary course of business, Nomura and the Depositor may engage in various securities and financing transactions, including repurchase agreements to provide interim financing of the Depositor's mortgage loans pending the sale of such mortgage loans or interests therein, including the Certificates.

     All or part of any Class of Certificates may be reacquired by the Depositor or acquired by an affiliate of the Depositor in a secondary market transaction or from an affiliate (including Nomura). Such Certificates may then be included in a trust fund, the beneficial ownership of which will be evidenced by one or more classes of mortgage-backed certificates, including subsequent series of Certificates offered pursuant to this Prospectus and a Prospectus Supplement.

     Purchasers of Certificates, including dealers, may, depending on the facts and circumstances of such purchases, be deemed to be 'underwriters' within the meaning of the Securities Act of 1933 in connection with reoffers and sales by them of Certificates. Holders of Certificates should consult with their legal advisors in this regard prior to any such reoffer or sale.

     If and to the extent required by applicable law or regulation, this Prospectus will be used by Nomura in connection with offers and sales related to market-making transactions in Certificates previously offered hereunder in transactions in which Nomura acts as principal. Nomura may also act as agent in such transactions. Sales may be made at negotiated prices determined at the time of sale.

                                 LEGAL MATTERS

     The legality of the Certificates of each Series, including certain federal income tax consequences with respect thereto, will be passed upon for the Depositor by Cadwalader, Wickersham & Taft, New York, New York.

                             FINANCIAL INFORMATION

     A new Trust Fund will be formed with respect to each series of Certificates and no Trust Fund will engage in any business activities or have any assets or obligations prior to the issuance of the related series of Certificates. Accordingly, no financial statements with respect to any Trust Fund will be included in this Prospectus or in the related Prospectus Supplement.

                                     RATING

     It is a condition to the issuance of any class of Offered Certificates that they shall have been rated not lower than investment grade, that is, in one of the four highest categories, by a Rating Agency.

     Ratings on mortgage pass-through certificates address the likelihood of receipt by certificateholders of all distributions on the underlying mortgage loans. These ratings address the structural, legal and issuer-related aspects associated with such certificates, the nature of the underlying mortgage loans and the credit quality of the guarantor, if any. Ratings on mortgage pass-through certificates do not represent any assessment of the likelihood of principal prepayments by mortgagors or of the degree by which such prepayments might differ from those originally anticipated. As a result, certificateholders might suffer a lower than anticipated yield, and, in addition, holders of stripped interest certificates in extreme cases might fail to recoup their initial investments.

     A security rating is not a recommendation to buy, sell or hold securities and may be subject to revision or withdrawal at any time by the assigning rating organization. Each security rating should be evaluated independently of any other security rating.

                         INDEX OF PRINCIPAL DEFINITIONS

                                                       PAGE(S) ON WHICH TERM IS
TERM                                                   DEFINED IN THE PROSPECTUS
------------------------------------------------------ -------------------------
1933 Act..............................................               82
1986 Act..............................................               59
Accrual Certificates..................................                9
Accrued Certificate Interest..........................               28
ADA...................................................               56
ARM Loans.............................................               20
Bankruptcy Code.......................................               51
BIF...................................................               34
Book-Entry Certificates...............................               27
Cash Flow Agreement...................................                1
Cede..................................................                2
CERCLA................................................               16
Certificate Balance...................................                8
Certificateholders....................................                2
Certificates..........................................                7
Code..................................................               10
Collection Account....................................                8
Collection Period.....................................               27
Commercial Loans......................................               18
Commercial Properties.................................                7
Commission............................................                2
Cooperatives..........................................               18
Covered Trust.........................................               15
CPR...................................................               24
Credit Support........................................                1
Crime Control Act.....................................               55
Cut-off Date..........................................                9
Debt Service Coverage Ratio...........................               18
Definitive Certificates...............................               27
Department............................................               79
Determination Date....................................               27
Disqualified Organization.............................               68
Distribution Date.....................................                9
DTC...................................................                2
EDGAR.................................................                2
Equity Participations.................................               21
ERISA.................................................               10
Exchange Act..........................................                2
FDIC..................................................               34
FHA...................................................               20
HUD...................................................               20
Indirect Participants.................................               31
Installment Contracts.................................                7
Insurance Proceeds....................................               35

                                                       PAGE(S) ON WHICH TERM IS
TERM                                                   DEFINED IN THE PROSPECTUS
------------------------------------------------------ -------------------------
L/C Bank..............................................               43
Liquidation Proceeds..................................               35
Loan-to-Value Ratio...................................               19
Lock-out Date.........................................               21
Lock-out Period.......................................               21
Master Servicer.......................................                7
MBS...................................................                1
MBS Agreement.........................................               21
MBS Issuer............................................               21
MBS Servicer..........................................               21
MBS Trustee...........................................               21
Mortgage Asset Seller.................................               18
Mortgage Assets.......................................                1
Mortgage Loans........................................                1
Mortgage Notes........................................               18
Mortgage Rate.........................................                7
Mortgaged Properties..................................                7
Mortgages.............................................               18
Multifamily Loans.....................................               18
Multifamily Properties................................                7
NCUA..................................................               55
Net Leases............................................               19
Net Operating Income..................................               18
Nomura................................................               81
Nomura Capital........................................               82
Nonrecoverable Advance................................               29
Non-SMMEA Certificates................................               80
Offered Certificates..................................                1
OID Regulations.......................................               59
Originator............................................               18
Participants..........................................               31
Pass-Through Entity...................................               68
Pass-Through Rate.....................................                8
Permitted Investments.................................               34
Plans.................................................               10
Policy Statement......................................               81
Prepayment Assumption.................................               60
Prepayment Premium....................................               21
Random Lot Certificates...............................               59
Rating Agency.........................................               10
Record Date...........................................               27
Regular Certificateholder.............................               59
Regulations...........................................               79
Related Proceeds......................................               29
Relief Act............................................               55
REMIC.................................................               10

                                                       PAGE(S) ON WHICH TERM IS
TERM                                                   DEFINED IN THE PROSPECTUS
------------------------------------------------------ -------------------------
REMIC Certificates....................................               56
REMIC Pool............................................               56
REMIC Regular Certificates............................               56
REMIC Regulations.....................................               56
REO Account...........................................               35
Residual Certificateholders...........................               64
Residual Certificates.................................               56
RICO..................................................               55
SAIF..................................................               34
Senior Certificates...................................                9
Service...............................................               58
Similar Law...........................................               79
SMMEA.................................................               80
SPA...................................................               24
Special Servicer......................................                7
Standard Certificateholder............................               73
Standard Certificates.................................               73
Stripped Certificateholder............................               76
Stripped Certificates.................................               73
Stripped Interest Certificates........................                9
Stripped Principal Certificates.......................                9
Subordinate Certificates..............................                9
Sub-Servicer..........................................               36
Sub-Servicing Agreement...............................               36
Title V...............................................               54
Title VIII............................................               55
Treasury..............................................               56
Trust Assets..........................................                2
Trust Fund............................................                1
Trustee...............................................                7
UCC...................................................               45
U.S. Person...........................................               69
Value.................................................               19
Voting Rights.........................................               17
Warranting Party......................................               33
Web...................................................                2

                 CERTAIN CHARACTERISTICS OF THE MORTGAGE LOANS

     [Attach Mortgage Loan Schedule that details relevant and available information regarding the Mortgage Loans, such as the information included under the following headings:

 1. Loan ID number
 2. Original balance
 3. Current balance
 4. Current rate
 5. Current payment
 6. Note date
 7. Original term
 8. Remaining term
 9. Maturity date
10. Amortization
11. Origination appraisal
12. Borrowing entity
13. Property name
14. Street
15. City
16. State
17. Zip Code

18. Rate index
19. First rate change
20. Next rate change
21. First payment change
22. Next payment change
23. Rate adjustment frequency
24. Payment adjustment frequency
25. Period payment cap
26. Life rate cap
27. Life rate floor
28. Negative amortization cap percent
29. Negative amortization cap amount
30. Annualized recent net operating income
31. Most recent net operating income year
32. Most recent debt service coverage ratio
33. LTV and current balances based upon the Appraised Value]

================================================================================

     NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATION OTHER THAN THOSE CONTAINED IN THIS PROSPECTUS SUPPLEMENT AND THE PROSPECTUS AND, IF GIVEN OR MADE, SUCH INFORMATION OR REPRESENTATION MUST NOT BE RELIED UPON. THIS PROSPECTUS SUPPLEMENT AND THE PROSPECTUS DO NOT CONSTITUTE AN OFFER TO SELL OR A SOLICITATION OF AN OFFER TO BUY ANY SECURITIES OTHER THAN THE SECURITIES OFFERED HEREBY NOR AN OFFER OF SUCH SECURITIES TO ANY PERSON IN ANY STATE OR OTHER JURISDICTION IN WHICH SUCH AN OFFER WOULD BE UNLAWFUL. THE DELIVERY OF THIS PROSPECTUS SUPPLEMENT AND THE PROSPECTUS AT ANY TIME DOES NOT IMPLY THAT INFORMATION HEREIN IS CORRECT AS OF ANY TIME SUBSEQUENT TO ITS DATE; HOWEVER, IF ANY MATERIAL CHANGE OCCURS WHILE THIS PROSPECTUS SUPPLEMENT AND THE PROSPECTUS ARE REQUIRED BY LAW TO BE DELIVERED, THIS PROSPECTUS SUPPLEMENT AND THE PROSPECTUS WILL BE AMENDED OR SUPPLEMENTED ACCORDINGLY.
                            ------------------------

                               TABLE OF CONTENTS

                           PROSPECTUS SUPPLEMENT                            PAGE
                                                                            ----
Summary of Prospectus Supplement...........................................  S-4
Risk Factors............................................................... S-11
Description of the Mortgage Pool........................................... S-13
Description of the Certificates............................................ S-23
Prepayment and Yield Considerations........................................ S-31
Pooling and Servicing Agreement............................................ S-34
Use of Proceeds............................................................ S-37
Certain Federal Income Tax Consequences.................................... S-37
ERISA Considerations....................................................... S-38
Legal Investment........................................................... S-39
Method of Distribution..................................................... S-40
Legal Matters.............................................................. S-40
Rating..................................................................... S-40
Index of Principal Definitions............................................. S-41
                                PROSPECTUS
Prospectus Supplement......................................................    2
Available Information......................................................    2
Incorporation of Certain Information by Reference..........................    2
Table of Contents..........................................................    3
Summary of Prospectus......................................................    7
Risk Factors...............................................................   11
Description of the Trust Funds.............................................   19
Use of Proceeds............................................................   23
Yield Considerations.......................................................   24
The Depositor..............................................................   26
Description of the Certificates............................................   27
Description of the Agreements..............................................   34
Description of Credit Support..............................................   44
Certain Legal Aspects of the Mortgage Loans................................   47
Federal Income Tax Consequences............................................   58
FASIT Certificates.........................................................   75
ERISA Considerations.......................................................   83
Legal Investment...........................................................   84
Method of Distribution.....................................................   86
Legal Matters..............................................................   87
Financial Information......................................................   87
Rating.....................................................................   87
Index of Principal Definitions.............................................   88
Certain Characteristics of the
  Mortgage Loans...........................................................  A-1

================================================================================


================================================================================

                           $
                                 (APPROXIMATE)

                              ASSET SECURITIZATION
                                  CORPORATION,
                                   DEPOSITOR

                                CLASS A MORTGAGE
                           PASS-THROUGH CERTIFICATES,
                                  SERIES 199 -

                       ----------------------------------
                             PROSPECTUS SUPPLEMENT
                       ----------------------------------

                               NOMURA SECURITIES
                              INTERNATIONAL, INC.

                                     , 199

================================================================================

                           RETAIL PROPERTIES VERSION

The following are alternate pages to the base prospectus for a form of base prospectus for a series of commercial mortgage pass-through certificates backed by loans secured by retail properties. Disclosure made on the following alternate pages will be included in the base prospectus for each series of Certificates backed by loans containing a material concentration of Mortgage Loans secured by retail properties.

                                                     [RETAIL PROPERTIES VERSION]

Information contained herein is subject to completion or amendment. A registration statement relating to these securities has been filed with the Securities and Exchange Commission. These securities may not be sold nor may offers to buy be accepted prior to the time the registration statement becomes effective. This prospectus and the prospectus supplement shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of these securities in any State in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such State.

PRELIMINARY PROSPECTUS DATED                 , 1998
(SUBJECT TO COMPLETION)

                       MORTGAGE PASS-THROUGH CERTIFICATES
                              (ISSUABLE IN SERIES)
                        ASSET SECURITIZATION CORPORATION
                                   DEPOSITOR

    The Certificates offered hereby and by Supplements to this Prospectus (the 'Offered Certificates') will be offered from time to time in series. Each series of Certificates will represent in the aggregate the entire beneficial ownership interest in a trust fund (with respect to any series, the 'Trust Fund') consisting of a segregated pool of mortgage loans secured liens on, or security interests in, retail properties (the 'Mortgage Loans', or sometimes referred to herein as the 'Mortgage Assets'). The Trust Fund for a series of Certificates may also include letters of credit, insurance policies, guarantees, reserve funds or other types of credit support, or any combination thereof (with respect to any series, collectively, 'Credit Support'), and currency or interest rate exchange agreements and other financial assets, or any combination thereof (with respect to any series, collectively, 'Cash Flow Agreements'). See 'Description of the Trust Funds', 'Description of the Certificates' and 'Description of Credit Support'.

    Each series of Certificates will consist of one or more classes of Certificates that may (i) provide for the accrual of interest thereon based on fixed, variable or adjustable rates; (ii) be senior or subordinate to one or more other classes of Certificates in respect of certain distributions on the Certificates; (iii) be entitled to principal distributions, with disproportionately low, nominal or no interest distributions; (iv) be entitled to interest distributions, with disproportionately low, nominal or no principal distributions; (v) provide for distributions of accrued interest thereon only following the occurrence of certain events, such as the retirement of one or more other classes of Certificates of such series; or (vi) provide for distributions of principal sequentially, or based on specified payment schedules, to the extent of available funds, in each case as described in the related Prospectus Supplement. Any such classes may include classes of Offered Certificates. See 'Description of the Certificates'.

    Principal and interest with respect to Certificates will be distributable monthly, quarterly, semi-annually or at such other intervals and on the dates specified in the related Prospectus Supplement. Distributions on the Certificates of any series will be made only from the assets of the related Trust Fund.

    The Certificates of each series will not represent an obligation of or interest in the Depositor, any Master Servicer, any Special Servicer or any of their respective affiliates, except to the limited extent described herein and in the related Prospectus Supplement. Only those Certificates and assets in the related Trust Fund as are disclosed in the related Prospectus Supplement will be guaranteed or insured by any governmental agency or instrumentality or by any other person. The assets in each Trust Fund will be held in trust for the benefit of the holders of the related series of Certificates pursuant to a Pooling and Servicing Agreement or a Trust Agreement, as more fully described herein.

    The yield on each class of Certificates of a series will be affected by, among other things, the rate of payment of principal (including voluntary and involuntary prepayments) on the Mortgage Assets in the related Trust Fund and the timing of receipt of such payments as described under the caption 'Yield Considerations' herein and in the related Prospectus Supplement. A Trust Fund may be subject to early termination under the circumstances described herein and in the related Prospectus Supplement.

    Prospective investors should review the information appearing under the caption 'Risk Factors' herein and such information as may be set forth under the caption 'Risk Factors' in the related Prospectus Supplement before purchasing any Offered Certificate.


    If so provided in the related Prospectus Supplement, one or more elections may be made to treat the related Trust Fund or a designated portion thereof as one or more 'real estate mortgage investment conduits' or 'financial asset securitization investment trusts' for federal income tax purposes. See also 'Federal Income Tax Consequences' herein.


    PROSPECTIVE INVESTORS SHOULD REVIEW THE DISCUSSION OF MATERIAL RISKS APPEARING UNDER THE CAPTION 'RISK FACTORS' HEREIN COMMENCING ON PAGE 11.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION, NOR HAS THE SECURITIES
  AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE
    ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE
                       CONTRARY IS A CRIMINAL OFFENSE.

    Prior to issuance there will have been no market for the Certificates of any series and there can be no assurance that a secondary market for any Offered Certificates will develop or that, if it does develop, it will continue. This Prospectus may not be used to consummate sales of a series of Offered Certificates unless accompanied by a Prospectus Supplement.

    Offers of the Offered Certificates may be made through one or more different methods, including offerings through underwriters, as more fully described under 'Method of Distribution' herein and in the related Prospectus Supplement. All Offered Certificates will be distributed by, or sold by underwriters managed by:

                     NOMURA SECURITIES INTERNATIONAL, INC.
                THE DATE OF THIS PROSPECTUS IS             , 199

                                                     [RETAIL PROPERTIES VERSION]

                             SUMMARY OF PROSPECTUS

     The following summary of material information does not contain all the material information regarding the Certificates and is qualified in its entirety by reference to the more detailed information appearing elsewhere in this Prospectus and by reference to the information with respect to each series of Certificates contained in the Prospectus Supplement to be prepared and delivered in connection with the offering of such series. An Index of Principal Definitions is included at the end of this Prospectus.

TITLE OF CERTIFICATES

     Mortgage Pass-Through Certificates, issuable in series (the
'Certificates').

DEPOSITOR

     Asset Securitization Corporation, a wholly-owned subsidiary of Nomura Asset Capital Corporation. See 'The Depositor'.

MASTER SERVICER

     The master servicer (the 'Master Servicer'), if any, for each series of Certificates will be named in the related Prospectus Supplement. See 'Description of the Agreements--Collection and Other Servicing Procedures'.

SPECIAL SERVICER

     The special servicer (the 'Special Servicer'), if any, for each series of Certificates will be named, or the circumstances in accordance with which a Special Servicer will be appointed will be described, in the related Prospectus Supplement. See 'Description of the Agreements--Special Servicer'.

TRUSTEE

     The trustee (the 'Trustee') for each series of Certificates will be named in the related Prospectus Supplement. See 'Description of the Agreements--The Trustee'.

THE TRUST ASSETS

     Each series of Certificates will represent in the aggregate the entire beneficial ownership interest in a Trust Fund consisting primarily of:

          (A) MORTGAGE ASSETS

          The Mortgage Assets with respect to each series of Certificates will consist of a pool of commercial mortgage loans (the 'Mortgage Loans'). Except to the extent described in the related Prospectus Supplement, the Mortgage Loans will not be guaranteed or insured by the Depositor or any of its affiliates or by any governmental agency or instrumentality or other person. As more specifically described herein, the Mortgage Loans will be secured by liens on, or security interests in, properties consisting of shopping centers (the 'Commercial Properties', or sometimes referred to herein as the 'Mortgaged Properties'). The Mortgaged Properties may be located in any one of the fifty states or the District of Columbia or such other locations as are disclosed in the related Prospectus Supplement. All Mortgage Loans will have individual principal balances at origination of not less than $25,000 and original terms to maturity of not more than 40 years. All Mortgage Loans will have been originated by persons other than the Depositor, and all Mortgage Assets will have been purchased, either directly or indirectly, by the Depositor on or before the date of initial issuance of the related series of Certificates. As described herein and in the Prospectus Supplement, each Mortgage Loan may (i) provide for no accrual of interest or for accrual of interest thereon at an interest rate (a 'Mortgage Rate') that is fixed over its term or that adjusts from time to time, or that may be converted from an adjustable to a fixed Mortgage Rate, or from a fixed to an adjustable Mortgage Rate, from time to time at the mortgagor's election; (ii) provide for scheduled payments to maturity, payments that adjust from time to time in accommodate changes in the Mortgage Rate or to reflect the occurrence of certain events, and may provide negative amortization or accelerated amortization; (iii) be fully amortizing or require a balloon payment due on its stated maturity date;
     (iv) contain prohibitions on prepayment or require payment of a premium or a yield maintenance penalty in connection with a prepayment; and (v) provide for payments of principal, interest or both, on due dates that occur monthly, quarterly, semi-annually or other interval. See 'Description of the Trust Funds--Mortgage Assets'.

                                                     [RETAIL PROPERTIES VERSION]

Mortgage Loan. With respect to those Mortgage Loans that provide for recourse against the mortgagor and its assets generally, there can be no assurance that such recourse will ensure a recovery in respect of a defaulted Mortgage Loan greater than the liquidation value of the related Mortgaged Property.

     Further, the concentration of default, foreclosure and loss risks in individual mortgagors or Mortgage Loans in a particular Trust Fund or the related Mortgaged Properties will generally be greater than for pools of single-family loans both because the Mortgage Assets in a Trust Fund will generally consist of a smaller number of loans than would a single-family pool of comparable aggregate unpaid principal balance and because of the higher principal balance of individual Mortgage Loans.

RETAIL PROPERTIES

     Significant factors determining the value of retail properties are the quality of the tenants as well as fundamental aspects of real estate such as location and market demographics. The correlation between the success of tenant businesses and property value is more direct with respect to retail properties than other types of commercial property because a significant component of the total rent paid by retail tenants is often tied to a percentage of gross sales. Whether a retail property is 'anchored' or 'unanchored' is also an important distinction. Retail properties that are anchored have traditionally been percived to be less risky. While there is no strict definition of an anchor, it is generally understood that a retail anchor tenant is proportionately large in size and is vital in attracting customers to the property. Furthermore, the correlation between the success of tenant businesses and property value is increased when the property is a single tenant property.

     Unlike office or hotel properties, retail properties also face competition from sources outside a given real estate market. Catalogue retailers, home shopping networks, telemarketing and outlet centers all compete with more traditional retail properties for consumer dollars. Continued growth of these alternative retail outlets (which are often characterized by lower operating costs) could adversely affect the rent collectible at the retail properties included in the Mortgaged Properties.

BALLOON PAYMENTS

     Certain of the Mortgage Loans as of the Cut-off Date may not be fully amortizing over their terms to maturity and, thus, will require substantial principal payments (i.e., balloon payments) at their stated maturity. Mortgage Loans with balloon payments involve a greater degree of risk because the ability of a mortgagor to make a balloon payment typically will depend upon its ability either to timely refinance the loan or to timely sell the related Mortgaged Property. The ability of a mortgagor to accomplish either of these goals will be affected by a number of factors, including the level of available mortgage rates at the time of sale or refinancing, the mortgagor's equity in the related Mortgaged Property, the financial condition and operating history of the mortgagor and the related Mortgaged Property, tax laws, rent control laws (with respect to certain Multifamily Properties and mobile home parks), reimbursement rates (with respect to certain hospitals, nursing homes and convalescent homes), renewability of operating licenses, prevailing general economic conditions and the availability of credit for commercial or multifamily, as the case may be, real properties generally.

OBLIGOR DEFAULT

     In order to maximize recoveries on defaulted Mortgage Loans, a Master Servicer typically will have considerable flexibility to extend and modify Mortgage Loans that are in default or as to which a payment default is reasonably foreseeable, including in particular with respect to balloon payments. In addition, a Master Servicer or a Special Servicer may receive a workout fee based on receipts from or proceeds of such Mortgage Loans. While a Master Servicer generally will be required to determine that any such extension or modification is likely to produce a greater recovery on a present value basis than liquidation, there can be no assurance that such flexibility with respect to extensions or modifications or payment of a workout fee will increase the present value of receipts from or proceeds of Mortgage Loans that are in default or as to which a default is reasonably foreseeable. The recent foreclosure and delinquency experience with respect to loans serviced by a Master Servicer or, if applicable, any Special Servicer or significant Sub-Servicer will be provided in the related Prospectus Supplement.

MORTGAGOR TYPE

     Mortgage Loans made to partnerships, corporations or other entities may entail risks of loss from delinquency and foreclosure that are greater than those of Mortgage Loans made to individuals. Partnerships, corporations and certain other types of organizations generally limit the liability of the beneficial owners of such organizations for the obligations of such organizations,

                                                     [RETAIL PROPERTIES VERSION]

                         DESCRIPTION OF THE TRUST FUNDS

MORTGAGE ASSETS

     The primary assets of each Trust Fund (the 'Mortgage Assets') will include mortgage loans secured by liens on, or security interests in, retail properties (the 'Mortgage Loans'). The Mortgage Assets will not be guaranteed or insured by the Depositor or any of its affiliates. The Prospectus Supplement will describe any guarantee or insurance relating to the Mortgage Assets by any governmental agency or instrumentality or by any other person. Each Mortgage Asset will be selected by the Depositor for inclusion in a Trust Fund from among those purchased, either directly or indirectly, from a prior holder thereof (a 'Mortgage Asset Seller'), which prior holder may or may not be the originator of such Mortgage Loan and may be an affiliate of the Depositor.

MORTGAGE LOANS

     The Mortgage Loans will be secured by liens on, or security interests in, Mortgaged Properties consisting of retail properties located in any one of the fifty states or the District of Columbia or such other locations as are disclosed in the related Prospectus Supplement. The Mortgage Loans will be secured by mortgages or deeds of trust or other similar security instruments creating a first or more junior lien on Mortgaged Properties. The Mortgaged Properties may include leasehold interest in properties, the title to which is held by third party lessors. The term of any such leasehold will exceed the term of the mortgage note by at least ten years. Each Mortgage Loan will have been originated by a person (the 'Originator') other than the Depositor. The Mortgage Loans will be evidenced by promissory notes (the 'Mortgage Notes') secured by mortgages or deeds of trust (the 'Mortgages') creating a lien on the Mortgaged Properties. Mortgage Loans will generally also be secured by an assignment of leases and rents and/or operating or other cash flow guarantees relating to the Mortgage Loan.

DEFAULT AND LOSS CONSIDERATIONS WITH RESPECT TO THE MORTGAGE LOANS

     Mortgage Loans secured by commercial and multifamily properties are markedly different from owner-occupied single-family home mortgage loans. The repayment of loans secured by commercial or multifamily properties is typically dependent upon the successful operation of such property rather than upon the liquidation value of the real estate. The Mortgage Loans will be non-recourse loans, which means that, absent special facts, the mortgagee may look only to the Net Operating Income from the property for repayment of the mortgage debt, and not to any other of the mortgagor's assets, in the event of the mortgagor's default. Lenders typically look to the Debt Service Coverage Ratio of a loan secured by income-producing property as an important measure of the risk of default on such a loan. The 'Debt Service Coverage Ratio' of a Mortgage Loan at any given time is the ratio of the Net Operating Income for a twelve-month period to the annualized scheduled payments on the Mortgage Loan. 'Net Operating Income' is typically defined as total operating revenues (including primarily rental income and any expense reimbursement, ancillary income, late charges and deposit forfeitures) minus total operating expenses (including primarily expenses for advertising, general administration, management fees and disbursements, utilities, repairs and maintenance, insurance, real estate taxes and replacement reserves based solely on the mortgagor's estimates of the useful lives of various assets). Net Operating Income does not reflect capital expenditures or partnership expenses. The Net Operating Income of a Mortgaged Property will fluctuate over time and may be sufficient or insufficient to cover debt service on the related Mortgage Loan at any given time.

     As the primary component of Net Operating Income, rental income (and maintenance payments from tenant-stockholders of a Cooperative) is subject to the vagaries of the applicable real estate market and/or business climate. Properties typically leased, occupied or used on a short-term basis, such as health care-related facilities, hotels and motels, and mini-warehouse and self-storage facilities, tend to be affected more rapidly by changes in market or business conditions than do properties leased, occupied or used for longer periods, such as (typically) warehouses, retail stores, office buildings and industrial plants. Commercial Loans may be secured by owner-occupied Mortgaged Properties or Mortgaged Properties leased to a single tenant. Accordingly, a decline in the financial condition of the mortgagor or single tenant, as applicable, may have a disproportionately greater effect on the Net Operating Income from such Mortgaged Properties than would be the case with respect to Mortgaged Properties with multiple tenants.

     Changes in the expense components of Net Operating Income due to the general economic climate or economic conditions in a locality or industry segment, such as increases in interest rates, real estate and personal property tax rates and other operating

                           OFFICE PROPERTIES VERSION

The following are alternate pages to the base prospectus for a form of base prospectus for a series of commercial mortgage pass-through certificates backed by loans secured by office properties. Disclosure made on the following alternate pages will be included in the base prospectus for each series of Certificates backed by loans containing a material concentration of Mortgage Loans secured by office properties.

                                                     [OFFICE PROPERTIES VERSION]

Information contained herein is subject to completion or amendment. A registration statement relating to these securities has been filed with the Securities and Exchange Commission. These securities may not be sold nor may offers to buy be accepted prior to the time the registration statement becomes effective. This prospectus and the prospectus supplement shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of these securities in any State in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such State.

PRELIMINARY PROSPECTUS DATED                 , 1998
(SUBJECT TO COMPLETION)

                       MORTGAGE PASS-THROUGH CERTIFICATES
                              (ISSUABLE IN SERIES)
                        ASSET SECURITIZATION CORPORATION
                                   DEPOSITOR

    The Certificates offered hereby and by Supplements to this Prospectus (the 'Offered Certificates') will be offered from time to time in series. Each series of Certificates will represent in the aggregate the entire beneficial ownership interest in a trust fund (with respect to any series, the 'Trust Fund') consisting of a segregated pool of various types of mortgage loans secured by liens on, or security interests in, office properties (the 'Mortgage Loans', or sometimes referred to herein as the 'Mortgage Assets'). The Trust Fund for a series of Certificates may also include letters of credit, insurance policies, guarantees, reserve funds or other types of credit support, or any combination thereof (with respect to any series, collectively, 'Credit Support'), and currency or interest rate exchange agreements and other financial assets, or any combination thereof (with respect to any series, collectively, 'Cash Flow Agreements'). See 'Description of the Trust Funds', 'Description of the Certificates' and 'Description of Credit Support'.

    Each series of Certificates will consist of one or more classes of Certificates that may (i) provide for the accrual of interest thereon based on fixed, variable or adjustable rates; (ii) be senior or subordinate to one or more other classes of Certificates in respect of certain distributions on the Certificates; (iii) be entitled to principal distributions, with disproportionately low, nominal or no interest distributions; (iv) be entitled to interest distributions, with disproportionately low, nominal or no principal distributions; (v) provide for distributions of accrued interest thereon only following the occurrence of certain events, such as the retirement of one or more other classes of Certificates of such series; or (vi) provide for distributions of principal sequentially, or based on specified payment schedules, to the extent of available funds, in each case as described in the related Prospectus Supplement. Any such classes may include classes of Offered Certificates. See 'Description of the Certificates'.

    Principal and interest with respect to Certificates will be distributable monthly, quarterly, semi-annually or at such other intervals and on the dates specified in the related Prospectus Supplement. Distributions on the Certificates of any series will be made only from the assets of the related Trust Fund.

    The Certificates of each series will not represent an obligation of or interest in the Depositor, any Master Servicer, any Special Servicer or any of their respective affiliates, except to the limited extent described herein and in the related Prospectus Supplement. Only those Certificates and assets in the related Trust Fund as are disclosed in the related Prospectus Supplement will be guaranteed or insured by any governmental agency or instrumentality or by any other person. The assets in each Trust Fund will be held in trust for the benefit of the holders of the related series of Certificates pursuant to a Pooling and Servicing Agreement or a Trust Agreement, as more fully described herein.

    The yield on each class of Certificates of a series will be affected by, among other things, the rate of payment of principal (including voluntary and involuntary prepayments) on the Mortgage Assets in the related Trust Fund and the timing of receipt of such payments as described under the caption 'Yield Considerations' herein and in the related Prospectus Supplement. A Trust Fund may be subject to early termination under the circumstances described herein and in the related Prospectus Supplement.

    Prospective investors should review the information appearing under the caption 'Risk Factors' herein and such information as may be set forth under the caption 'Risk Factors' in the related Prospectus Supplement before purchasing any Offered Certificate.


    If so provided in the related Prospectus Supplement, one or more elections may be made to treat the related Trust Fund or a designated portion thereof as one or more 'real estate mortgage investment conduits' or 'financial asset securitization investment trusts' for federal income tax purposes. See also 'Federal Income Tax Consequences' herein.


    PROSPECTIVE INVESTORS SHOULD REVIEW THE DISCUSSION OF MATERIAL RISKS APPEARING UNDER THE CAPTION 'RISK FACTORS' HEREIN COMMENCING ON PAGE 11.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION, NOR HAS THE SECURITIES
  AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE
    ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE
                       CONTRARY IS A CRIMINAL OFFENSE.

    Prior to issuance there will have been no market for the Certificates of any series and there can be no assurance that a secondary market for any Offered Certificates will develop or that, if it does develop, it will continue. This Prospectus may not be used to consummate sales of a series of Offered Certificates unless accompanied by a Prospectus Supplement.

    Offers of the Offered Certificates may be made through one or more different methods, including offerings through underwriters, as more fully described under 'Method of Distribution' herein and in the related Prospectus Supplement. All Offered Certificates will be distributed by, or sold by underwriters managed by:

                     NOMURA SECURITIES INTERNATIONAL, INC.
                THE DATE OF THIS PROSPECTUS IS             , 199

                                                     [OFFICE PROPERTIES VERSION]

                             SUMMARY OF PROSPECTUS

     The following summary of material information does not contain all the material information regarding the Certificates and is qualified in its entirety by reference to the more detailed information appearing elsewhere in this Prospectus and by reference to the information with respect to each series of Certificates contained in the Prospectus Supplement to be prepared and delivered in connection with the offering of such series. An Index of Principal Definitions is included at the end of this Prospectus.

TITLE OF CERTIFICATES

     Mortgage Pass-Through Certificates, issuable in series (the
'Certificates').

DEPOSITOR

     Asset Securitization Corporation, a wholly-owned subsidiary of Nomura Asset Capital Corporation. See 'The Depositor'.

MASTER SERVICER

     The master servicer (the 'Master Servicer'), if any, for each series of Certificates will be named in the related Prospectus Supplement. See 'Description of the Agreements--Collection and Other Servicing Procedures'.

SPECIAL SERVICER

     The special servicer (the 'Special Servicer'), if any, for each series of Certificates will be named, or the circumstances in accordance with which a Special Servicer will be appointed will be described, in the related Prospectus Supplement. See 'Description of the Agreements--Special Servicer'.

TRUSTEE

     The trustee (the 'Trustee') for each series of Certificates will be named in the related Prospectus Supplement. See 'Description of the Agreements--The Trustee'.

THE TRUST ASSETS

     Each series of Certificates will represent in the aggregate the entire beneficial ownership interest in a Trust Fund consisting primarily of:

          (A) MORTGAGE ASSETS

          The Mortgage Assets with respect to each series of Certificates will consist of a pool of commercial mortgage loans (the 'Mortgage Loans'). Except to the extent described in the related Prospectus Supplement, the Mortgage Loans will not be guaranteed or insured by the Depositor or any of its affiliates or by any governmental agency or instrumentality or other person. As more specifically described herein, the Mortgage Loans will be secured by liens on, or security interest in, office properties (the 'Commercial Properties,' or sometimes referred to herein as the 'Mortgaged Properties'). The Mortgaged Properties may be located in any one of the fifty states or the District of Columbia or such other locations as are disclosed in the related Prospectus Supplement. All Mortgage Loans will have individual principal balances at origination of not less than $25,000 and original terms to maturity of not more than 40 years. All Mortgage Loans will have been originated by persons other than the Depositor, and all Mortgage Assets will have been purchased, either directly or indirectly, by the Depositor on or before the date of initial issuance of the related series of Certificates. As described herein and in the Prospectus Supplement, each Mortgage Loan may (i) provide for no accrual of interest or for accrual of interest thereon at an interest rate (a 'Mortgage Rate') that is fixed over its term or that adjusts from time to time, or that may be converted from an adjustable to a fixed Mortgage Rate, or from a fixed to an adjustable Mortgage Rate, from time to time at the mortgagor's election; (ii) provide for scheduled payments to maturity, payments that adjust from time to time in accommodate changes in the Mortgage Rate or to reflect the occurrence of certain events, and may provide negative amortization or accelerated amortization; (iii) be fully amortizing or require a balloon payment due on its stated maturity date;
     (iv) contain prohibitions on prepayment or require payment of a premium or a yield maintenance penalty in connection with a prepayment; and (v) provide for payments of principal, interest or both, on due dates that occur monthly, quarterly, semi-annually or other interval. See 'Description of the Trust Funds--Mortgage Assets'.

                                                     [OFFICE PROPERTIES VERSION]

Mortgage Loan. With respect to those Mortgage Loans that provide for recourse against the mortgagor and its assets generally, there can be no assurance that such recourse will ensure a recovery in respect of a defaulted Mortgage Loan greater than the liquidation value of the related Mortgaged Property.

     Further, the concentration of default, foreclosure and loss risks in individual mortgagors or Mortgage Loans in a particular Trust Fund or the related Mortgaged Properties will generally be greater than for pools of single-family loans both because the Mortgage Assets in a Trust Fund will generally consist of a smaller number of loans than would a single-family pool of comparable aggregate unpaid principal balance and because of the higher principal balance of individual Mortgage Loans.

OFFICE PROPERTIES

     Significant factors determining the value of office properties are the quality of the tenants in the building, the physical attributes of the building in relation to competing buildings and the strength and stability of the market area as a desirable business location. Office properties may be adversely affected if there is an economic decline in the business operated by the tenants. The risk of such an adverse effect is increased if revenue is dependent on a single tenant or if there is a significant concentration of tenants in a particular business or industry.

     Office properties are also subject to competition with other office properties in the same market. Competition is affected by a property's age, condition, design (e.g. floor sizes and layout), access to transportation and ability or inability to offer certain amenities to its tenants, including sophisticated building systems (such as fiberoptic cables, satellite communications or other base building technological features).

     The success of an office property also depends on the local economy. A company's decision to locate office headquarters in a given area, for example, may be affected by such factors as labor cost and quality, tax environment and quality of life issues such as schools and cultural amenities. A central business district may have an economy which is markedly different from that of a suburb. The local economy will impact on an office property's ability to attract stable tenants on a consistent basis. In addition, the cost of refitting office space of a new tenant is often more costly than for other property types.

BALLOON PAYMENTS

     Certain of the Mortgage Loans as of the Cut-off Date may not be fully amortizing over their terms to maturity and, thus, will require substantial principal payments (i.e., balloon payments) at their stated maturity. Mortgage Loans with balloon payments involve a greater degree of risk because the ability of a mortgagor to make a balloon payment typically will depend upon its ability either to timely refinance the loan or to timely sell the related Mortgaged Property. The ability of a mortgagor to accomplish either of these goals will be affected by a number of factors, including the level of available mortgage rates at the time of sale or refinancing, the mortgagor's equity in the related Mortgaged Property, the financial condition and operating history of the mortgagor and the related Mortgaged Property, tax laws, rent control laws (with respect to certain Multifamily Properties and mobile home parks), reimbursement rates (with respect to certain hospitals, nursing homes and convalescent homes), renewability of operating licenses, prevailing general economic conditions and the availability of credit for commercial or multifamily, as the case may be, real properties generally.

OBLIGOR DEFAULT

     In order to maximize recoveries on defaulted Mortgage Loans, a Master Servicer typically will have considerable flexibility to extend and modify Mortgage Loans that are in default or as to which a payment default is reasonably foreseeable, including in particular with respect to balloon payments. In addition, a Master Servicer or a Special Servicer may receive a workout fee based on receipts from or proceeds of such Mortgage Loans. While a Master Servicer generally will be required to determine that any such extension or modification is likely to produce a greater recovery on a present value basis than liquidation, there can be no assurance that such flexibility with respect to extensions or modifications or payment of a workout fee will increase the present value of receipts from or proceeds of Mortgage Loans that are in default or as to which a default is reasonably foreseeable. The recent foreclosure and delinquency experience with respect to loans serviced by a Master Servicer or, if applicable, any Special Servicer or significant Sub-Servicer will be provided in the related Prospectus Supplement.

                                                     [OFFICE PROPERTIES VERSION]

                         DESCRIPTION OF THE TRUST FUNDS

MORTGAGE ASSETS

     The primary assets of each Trust Fund (the 'Mortgage Assets') will include mortgage loans secured by liens on, or security interests in, office properties (the 'Mortgage Loans'). The Mortgage Assets will not be guaranteed or insured by the Depositor or any of its affiliates. The Prospectus Supplement will describe any guarantee or insurance relating to the Mortgage Assets by any governmental agency or instrumentality or by any other person. Each Mortgage Asset will be selected by the Depositor for inclusion in a Trust Fund from among those purchased, either directly or indirectly, from a prior holder thereof (a 'Mortgage Asset Seller'), which prior holder may or may not be the originator of such Mortgage Loan and may be an affiliate of the Depositor.

MORTGAGE LOANS

     The Mortgage Loans will be secured by liens on, or security interests in, Mortgaged Properties consisting of office buildings (sometimes referred to herein as 'Commercial Properties' and the related loans, 'Commercial Loans') located in any one of the fifty states or the District of Columbia or such other locations as are disclosed in the related Prospectus Supplement. The Mortgage Loans will be secured by mortgages or deeds of trust or other similar security instruments creating a first or more junior lien on Mortgaged Properties. The Mortgaged Properties may include leasehold interest in properties, the title to which is held by third party lessors. The term of any such leasehold will exceed the term of the mortgage note by at least ten years. Each Mortgage Loan will have been originated by a person (the 'Originator') other than the Depositor. The Mortgage Loans will be evidenced by promissory notes (the 'Mortgage Notes') secured by mortgages or deeds of trust (the 'Mortgages') creating a lien on the Mortgaged Properties. Mortgage Loans will generally also be secured by an assignment of leases and rents and/or operating or other cash flow guarantees relating to the Mortgage Loan.

DEFAULT AND LOSS CONSIDERATIONS WITH RESPECT TO THE MORTGAGE LOANS

     Mortgage Loans secured by commercial and multifamily properties are markedly different from owner-occupied single-family home mortgage loans. The repayment of loans secured by commercial or multifamily properties is typically dependent upon the successful operation of such property rather than upon the liquidation value of the real estate. The Mortgage Loans will be non-recourse loans, which means that, absent special facts, the mortgagee may look only to the Net Operating Income from the property for repayment of the mortgage debt, and not to any other of the mortgagor's assets, in the event of the mortgagor's default. Lenders typically look to the Debt Service Coverage Ratio of a loan secured by income-producing property as an important measure of the risk of default on such a loan. The 'Debt Service Coverage Ratio' of a Mortgage Loan at any given time is the ratio of the Net Operating Income for a twelve-month period to the annualized scheduled payments on the Mortgage Loan. 'Net Operating Income' is typically defined as total operating revenues (including primarily rental income and any expense reimbursement, ancillary income, late charges and deposit forfeitures) minus total operating expenses (including primarily expenses for advertising, general administration, management fees and disbursements, utilities, repairs and maintenance, insurance, real estate taxes and replacement reserves based solely on the mortgagor's estimates of the useful lives of various assets). Net Operating Income does not reflect capital expenditures or partnership expenses. The Net Operating Income of a Mortgaged Property will fluctuate over time and may be sufficient or insufficient to cover debt service on the related Mortgage Loan at any given time.

     As the primary component of Net Operating Income, rental income (and maintenance payments from tenant-stockholders of a Cooperative) is subject to the vagaries of the applicable real estate market and/or business climate. Properties typically leased, occupied or used on a short-term basis, such as health care-related facilities, hotels and motels, and mini-warehouse and self-storage facilities, tend to be affected more rapidly by changes in market or business conditions than do properties leased, occupied or used for longer periods, such as (typically) warehouses, retail stores, office buildings and industrial plants. Commercial Loans may be secured by owner-occupied Mortgaged Properties or Mortgaged Properties leased to a single tenant. Accordingly, a decline in the financial condition of the mortgagor or single tenant, as applicable, may have a disproportionately greater effect on the Net Operating Income from such Mortgaged Properties than would be the case with respect to Mortgaged Properties with multiple tenants.

     Changes in the expense components of Net Operating Income due to the general economic climate or economic conditions in a locality or industry segment, such as increases in interest rates, real estate and personal property tax rates and other operating expenses including energy costs; changes in governmental rules, regulations and fiscal policies, including environmental legislation; and acts of God may also affect the risk of default on the related Mortgage Loan. As may be further described in the related Prospectus Supplement, in some cases leases of Mortgaged Properties may provide that the lessee, rather than

                            HOTEL PROPERTIES VERSION

The following are alternate pages to the base prospectus for a form of base prospectus for a series of commercial mortgage pass-through certificates backed by loans secured by hotel properties. Disclosure made on the following alternate pages will be included in the base prospectus for each series of Certificates backed by loans containing a material concentration of Mortgage Loans secured by hotel properties.

                                                      [HOTEL PROPERTIES VERSION]

Information contained herein is subject to completion or amendment. A registration statement relating to these securities has been filed with the Securities and Exchange Commission. These securities may not be sold nor may offers to buy be accepted prior to the time the registration statement becomes effective. This prospectus and the prospectus supplement shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of these securities in any State in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such State.

PRELIMINARY PROSPECTUS DATED                 , 1998
(SUBJECT TO COMPLETION)

                       MORTGAGE PASS-THROUGH CERTIFICATES
                              (ISSUABLE IN SERIES)
                        ASSET SECURITIZATION CORPORATION
                                   DEPOSITOR

    The Certificates offered hereby and by Supplements to this Prospectus (the 'Offered Certificates') will be offered from time to time in series. Each series of Certificates will represent in the aggregate the entire beneficial ownership interest in a trust fund (with respect to any series, the 'Trust Fund') consisting of a segregated pool of mortgage loans secured by liens on, or security interests in, hotel properties (the 'Mortgage Loans,' or sometimes referred to herein as the 'Mortgage Assets'). The Trust Fund for a series of Certificates may also include letters of credit, insurance policies, guarantees, reserve funds or other types of credit support, or any combination thereof (with respect to any series, collectively, 'Credit Support'), and currency or interest rate exchange agreements and other financial assets, or any combination thereof (with respect to any series, collectively, 'Cash Flow Agreements'). See 'Description of the Trust Funds', 'Description of the Certificates' and 'Description of Credit Support'.

    Each series of Certificates will consist of one or more classes of Certificates that may (i) provide for the accrual of interest thereon based on fixed, variable or adjustable rates; (ii) be senior or subordinate to one or more other classes of Certificates in respect of certain distributions on the Certificates; (iii) be entitled to principal distributions, with disproportionately low, nominal or no interest distributions; (iv) be entitled to interest distributions, with disproportionately low, nominal or no principal distributions; (v) provide for distributions of accrued interest thereon only following the occurrence of certain events, such as the retirement of one or more other classes of Certificates of such series; or (vi) provide for distributions of principal sequentially, or based on specified payment schedules, to the extent of available funds, in each case as described in the related Prospectus Supplement. Any such classes may include classes of Offered Certificates. See 'Description of the Certificates'.

    Principal and interest with respect to Certificates will be distributable monthly, quarterly, semi-annually or at such other intervals and on the dates specified in the related Prospectus Supplement. Distributions on the Certificates of any series will be made only from the assets of the related Trust Fund.

    The Certificates of each series will not represent an obligation of or interest in the Depositor, any Master Servicer, any Special Servicer or any of their respective affiliates, except to the limited extent described herein and in the related Prospectus Supplement. Only those Certificates and assets in the related Trust Fund as are disclosed in the related Prospectus Supplement will be guaranteed or insured by any governmental agency or instrumentality or by any other person. The assets in each Trust Fund will be held in trust for the benefit of the holders of the related series of Certificates pursuant to a Pooling and Servicing Agreement or a Trust Agreement, as more fully described herein.

    The yield on each class of Certificates of a series will be affected by, among other things, the rate of payment of principal (including voluntary and involuntary prepayments) on the Mortgage Assets in the related Trust Fund and the timing of receipt of such payments as described under the caption 'Yield Considerations' herein and in the related Prospectus Supplement. A Trust Fund may be subject to early termination under the circumstances described herein and in the related Prospectus Supplement.

    Prospective investors should review the information appearing under the caption 'Risk Factors' herein and such information as may be set forth under the caption 'Risk Factors' in the related Prospectus Supplement before purchasing any Offered Certificate.


    If so provided in the related Prospectus Supplement, one or more elections may be made to treat the related Trust Fund or a designated portion thereof as one or more 'real estate mortgage investment conduits' or 'financial asset securitization investment trusts' for federal income tax purposes. See also 'Federal Income Tax Consequences' herein.


    PROSPECTIVE INVESTORS SHOULD REVIEW THE DISCUSSION OF MATERIAL RISKS APPEARING UNDER THE CAPTION 'RISK FACTORS' HEREIN COMMENCING ON PAGE 11.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION, NOR HAS THE SECURITIES
  AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE
    ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE
                       CONTRARY IS A CRIMINAL OFFENSE.

    Prior to issuance there will have been no market for the Certificates of any series and there can be no assurance that a secondary market for any Offered Certificates will develop or that, if it does develop, it will continue. This Prospectus may not be used to consummate sales of a series of Offered Certificates unless accompanied by a Prospectus Supplement.

    Offers of the Offered Certificates may be made through one or more different methods, including offerings through underwriters, as more fully described under 'Method of Distribution' herein and in the related Prospectus Supplement. All Offered Certificates will be distributed by, or sold by underwriters managed by:

                     NOMURA SECURITIES INTERNATIONAL, INC.
                THE DATE OF THIS PROSPECTUS IS             , 199

                                                      [HOTEL PROPERTIES VERSION]

                             SUMMARY OF PROSPECTUS

     The following summary of material information does not contain all the material information regarding the Certificates and is qualified in its entirety by reference to the more detailed information appearing elsewhere in this Prospectus and by reference to the information with respect to each series of Certificates contained in the Prospectus Supplement to be prepared and delivered in connection with the offering of such series. An Index of Principal Definitions is included at the end of this Prospectus.

TITLE OF CERTIFICATES

     Mortgage Pass-Through Certificates, issuable in series (the
'Certificates').

DEPOSITOR

     Asset Securitization Corporation, a wholly-owned subsidiary of Nomura Asset Capital Corporation. See 'The Depositor'.

MASTER SERVICER

     The master servicer (the 'Master Servicer'), if any, for each series of Certificates will be named in the related Prospectus Supplement. See 'Description of the Agreements--Collection and Other Servicing Procedures'.

SPECIAL SERVICER

     The special servicer (the 'Special Servicer'), if any, for each series of Certificates will be named, or the circumstances in accordance with which a Special Servicer will be appointed will be described, in the related Prospectus Supplement. See 'Description of the Agreements--Special Servicer'.

TRUSTEE

     The trustee (the 'Trustee') for each series of Certificates will be named in the related Prospectus Supplement. See 'Description of the Agreements--The Trustee'.

THE TRUST ASSETS

     Each series of Certificates will represent in the aggregate the entire beneficial ownership interest in a Trust Fund consisting primarily of:

          (A) MORTGAGE ASSETS

          The Mortgage Assets with respect to each series of Certificates will consist of a pool of commercial mortgage loans (the 'Mortgage Loans'). Except to the extent described in the related Prospectus Supplement, the Mortgage Loans will not be guaranteed or insured by the Depositor or any of its affiliates or by any governmental agency or instrumentality or other person. As more specifically described herein, the Mortgage Loans will be secured by liens on, or security interests in, properties consisting of hotels and motels (the 'Commercial Properties', or sometimes referred to herein as the 'Mortgaged Properties'). The Mortgaged Properties may be located in any one of the fifty states or the District of Columbia or such other locations as are disclosed in the related Prospectus Supplement. All Mortgage Loans will have individual principal balances at origination of not less than $25,000 and original terms to maturity of not more than 40 years. All Mortgage Loans will have been originated by persons other than the Depositor, and all Mortgage Assets will have been purchased, either directly or indirectly, by the Depositor on or before the date of initial issuance of the related series of Certificates. As described herein and in the Prospectus Supplement, each Mortgage Loan may (i) provide for no accrual of interest or for accrual of interest thereon at an interest rate (a 'Mortgage Rate') that is fixed over its term or that adjusts from time to time, or that may be converted from an adjustable to a fixed Mortgage Rate, or from a fixed to an adjustable Mortgage Rate, from time to time at the mortgagor's election; (ii) provide for scheduled payments to maturity, payments that adjust from time to time in accommodate changes in the Mortgage Rate or to reflect the occurrence of certain events, and may provide negative amortization or accelerated amortization; (iii) be fully amortizing or require a balloon payment due on its stated maturity date;
     (iv) contain prohibitions on prepayment or require payment of a premium or a yield maintenance penalty in connection with a prepayment; and (v) provide for payments of principal, interest or both, on due dates that occur monthly, quarterly, semi-annually or other interval. See 'Description of the Trust Funds--Mortgage Assets'.

                                                      [HOTEL PROPERTIES VERSION]

Mortgage Loan. With respect to those Mortgage Loans that provide for recourse against the mortgagor and its assets generally, there can be no assurance that such recourse will ensure a recovery in respect of a defaulted Mortgage Loan greater than the liquidation value of the related Mortgaged Property.

     Further, the concentration of default, foreclosure and loss risks in individual mortgagors or Mortgage Loans in a particular Trust Fund or the related Mortgaged Properties will generally be greater than for pools of single-family loans both because the Mortgage Assets in a Trust Fund will generally consist of a smaller number of loans than would a single-family pool of comparable aggregate unpaid principal balance and because of the higher principal balance of individual Mortgage Loans.

HOTEL PROPERTIES

     Various factors, including location, quality and franchise affiliation affect the economic performance of a hotel. Adverse economic conditions, either local, regional or national, may limit the amount that can be charged for a room and may result in a reduction in occupancy levels. The construction of competing hotels can have similar effects. To meet competition in the industry and to maintain economic values, continuing expenditures must be made for modernizing, refurbishing, and maintaining existing facilities prior to the expiration of their anticipated useful lives. Because hotel rooms are generally rented for short periods of time, hotels tend to respond more quickly to adverse economic conditions and competition than do other commercial properties. Furthermore, the financial strength and capabilities of the owner and operator of a hotel may have a substantial impact on such hotel's quality of service and economic performance. Additionally, the hotel and lodging industry is generally seasonal in nature and this seasonality can be expected to cause periodic fluctuations in room and other revenues, occupancy levels, room rates and operating expenses. The demand for particular accommodations may also be affected by changes in travel patterns caused by changes in energy prices, strikes, relocation of highways, the construction of additional highways and other factors.

     Hotel properties may be franchises of national or regional hotel chains. The viability of any such hotel property depends in part on the continued existence and financial strength of the franchisor, the public perception of the franchise service mark and the duration of the franchise licensing agreements. The transferability of franchise license agreements may be restricted and, in the event of a foreclosure on any such hotel property, the mortgage may not have the right to use the franchise license without the franchisor's consent. Conversely, a lender may be unable to remove a franchisor that it desires to replace following a foreclosure. Further, in the event of a foreclosure on a hotel property, it is unlikely that the Trustee (or Master Servicer or Special Servicer) or purchaser of such hotel property would be entitled to the rights under any liquor license for such hotel property and such party would be required to apply in its own right for such license or licenses. There can be no assurance that a new license could be obtained or that it could be obtained promptly.

BALLOON PAYMENTS

     Certain of the Mortgage Loans as of the Cut-off Date may not be fully amortizing over their terms to maturity and, thus, will require substantial principal payments (i.e., balloon payments) at their stated maturity. Mortgage Loans with balloon payments involve a greater degree of risk because the ability of a mortgagor to make a balloon payment typically will depend upon its ability either to timely refinance the loan or to timely sell the related Mortgaged Property. The ability of a mortgagor to accomplish either of these goals will be affected by a number of factors, including the level of available mortgage rates at the time of sale or refinancing, the mortgagor's equity in the related Mortgaged Property, the financial condition and operating history of the mortgagor and the related Mortgaged Property, tax laws, rent control laws (with respect to certain Multifamily Properties and mobile home parks), reimbursement rates (with respect to certain hospitals, nursing homes and convalescent homes), renewability of operating licenses, prevailing general economic conditions and the availability of credit for commercial or multifamily, as the case may be, real properties generally.

OBLIGOR DEFAULT

     In order to maximize recoveries on defaulted Mortgage Loans, a Master Servicer typically will have considerable flexibility to extend and modify Mortgage Loans that are in default or as to which a payment default is reasonably foreseeable, including in particular with respect to balloon payments. In addition, a Master Servicer or a Special Servicer may receive a workout fee based on receipts from or proceeds of such Mortgage Loans. While a Master Servicer generally will be required to determine that any such extension or modification is likely to produce a greater recovery on a present value basis than liquidation, there can be no assurance that such flexibility with respect to extensions or modifications or payment of a workout fee will increase the present value of receipts from or proceeds of Mortgage Loans that are in default or as to which a default is reasonably foreseeable. The

                                                      [HOTEL PROPERTIES VERSION]

                         DESCRIPTION OF THE TRUST FUNDS

MORTGAGE ASSETS

     The primary assets of each Trust Fund (the 'Mortgage Assets') will include mortgage loans secured by liens on, or security interests in, hotel properties (the 'Mortgage Loans'). The Mortgage Assets will not be guaranteed or insured by the Depositor or any of its affiliates. The Prospectus Supplement will describe any guarantee or insurance relating to the Mortgage Assets by any governmental agency or instrumentality or by any other person. Each Mortgage Asset will be selected by the Depositor for inclusion in a Trust Fund from among those purchased, either directly or indirectly, from a prior holder thereof (a 'Mortgage Asset Seller'), which prior holder may or may not be the originator of such Mortgage Loan and may be an affiliate of the Depositor.

MORTGAGE LOANS

     The Mortgage Loans will be secured by liens on, or security interests in, Mortgaged Properties consisting of properties consisting of hotels and motels located in any one of the fifty states or the District of Columbia or such other locations as are disclosed in the related Prospectus Supplement. The Mortgage Loans will be secured by mortgages or deeds of trust or other similar security instruments creating a first or more junior lien on Mortgaged Properties. The Mortgaged Properties may include leasehold interest in properties, the title to which is held by third party lessors. The term of any such leasehold will exceed the term of the mortgage note by at least ten years. Each Mortgage Loan will have been originated by a person (the 'Originator') other than the Depositor. The Mortgage Loans will be evidenced by promissory notes (the 'Mortgage Notes') secured by mortgages or deeds of trust (the 'Mortgages') creating a lien on the Mortgaged Properties. Mortgage Loans will generally also be secured by an assignment of leases and rents and/or operating or other cash flow guarantees relating to the Mortgage Loan.

DEFAULT AND LOSS CONSIDERATIONS WITH RESPECT TO THE MORTGAGE LOANS

     Mortgage Loans secured by commercial and multifamily properties are markedly different from owner-occupied single-family home mortgage loans. The repayment of loans secured by commercial or multifamily properties is typically dependent upon the successful operation of such property rather than upon the liquidation value of the real estate. The Mortgage Loans will be non-recourse loans, which means that, absent special facts, the mortgagee may look only to the Net Operating Income from the property for repayment of the mortgage debt, and not to any other of the mortgagor's assets, in the event of the mortgagor's default. Lenders typically look to the Debt Service Coverage Ratio of a loan secured by income-producing property as an important measure of the risk of default on such a loan. The 'Debt Service Coverage Ratio' of a Mortgage Loan at any given time is the ratio of the Net Operating Income for a twelve-month period to the annualized scheduled payments on the Mortgage Loan. 'Net Operating Income' is typically defined as total operating revenues (including primarily rental income and any expense reimbursement, ancillary income, late charges and deposit forfeitures) minus total operating expenses (including primarily expenses for advertising, general administration, management fees and disbursements, utilities, repairs and maintenance, insurance, real estate taxes and replacement reserves based solely on the mortgagor's estimates of the useful lives of various assets). Net Operating Income does not reflect capital expenditures or partnership expenses. The Net Operating Income of a Mortgaged Property will fluctuate over time and may be sufficient or insufficient to cover debt service on the related Mortgage Loan at any given time.

     As the primary component of Net Operating Income, rental income (and maintenance payments from tenant-stockholders of a Cooperative) is subject to the vagaries of the applicable real estate market and/or business climate. Properties typically leased, occupied or used on a short-term basis, such as health care-related facilities, hotels and motels, and mini-warehouse and self-storage facilities, tend to be affected more rapidly by changes in market or business conditions than do properties leased, occupied or used for longer periods, such as (typically) warehouses, retail stores, office buildings and industrial plants. Commercial Loans may be secured by owner-occupied Mortgaged Properties or Mortgaged Properties leased to a single tenant. Accordingly, a decline in the financial condition of the mortgagor or single tenant, as applicable, may have a disproportionately greater effect on the Net Operating Income from such Mortgaged Properties than would be the case with respect to Mortgaged Properties with multiple tenants.

     Changes in the expense components of Net Operating Income due to the general economic climate or economic conditions in a locality or industry segment, such as increases in interest rates, real estate and personal property tax rates and other operating expenses including energy costs; changes in governmental rules, regulations and fiscal policies, including environmental legislation; and acts of God may also affect the risk of default on the related Mortgage Loan. As may be further described in the related Prospectus Supplement, in some cases leases of Mortgaged Properties may provide that the lessee, rather than the mortgagor, is responsible for payment of certain of these expenses ('Net Leases'); however, because leases are subject to default

                  SENIOR HOUSING/HEALTHCARE PROPERTIES VERSION

The following are alternate pages to the base prospectus for a form of base prospectus for a series of commercial mortgage pass-through certificates backed by loans secured by senior housing/healthcare properties. Disclosure made on the following alternate pages will be included in the base prospectus for each series of Certificates backed by loans containing a material concentration of Mortgage Loans secured by senior housing/healthcare properties.

                                  [SENIOR HOUSING/HEALTHCARE PROPERTIES VERSION]

Information contained herein is subject to completion or amendment. A registration statement relating to these securities has been filed with the Securities and Exchange Commission. These securities may not be sold nor may offers to buy be accepted prior to the time the registration statement becomes effective. This prospectus and the prospectus supplement shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of these securities in any State in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such State.

PRELIMINARY PROSPECTUS DATED                    , 1998
(SUBJECT TO COMPLETION)

                       MORTGAGE PASS-THROUGH CERTIFICATES
                              (ISSUABLE IN SERIES)
                        ASSET SECURITIZATION CORPORATION
                                   DEPOSITOR

    The Certificates offered hereby and by Supplements to this Prospectus (the 'Offered Certificates') will be offered from time to time in series. Each series of Certificates will represent in the aggregate the entire beneficial ownership interest in a trust fund (with respect to any series, the 'Trust Fund') consisting of a segregated pool of mortgage loans secured by liens on, or security interests in, senior housing and healthcare properties (the 'Mortgage Loans,' or sometimes referred to herein as the 'Mortgage Assets'). The Trust Fund for a series of Certificates may also include letters of credit, insurance policies, guarantees, reserve funds or other types of credit support, or any combination thereof (with respect to any series, collectively, 'Credit Support'), and currency or interest rate exchange agreements and other financial assets, or any combination thereof (with respect to any series, collectively, 'Cash Flow Agreements'). See 'Description of the Trust Funds', 'Description of the Certificates' and 'Description of Credit Support'.

    Each series of Certificates will consist of one or more classes of Certificates that may (i) provide for the accrual of interest thereon based on fixed, variable or adjustable rates; (ii) be senior or subordinate to one or more other classes of Certificates in respect of certain distributions on the Certificates; (iii) be entitled to principal distributions, with disproportionately low, nominal or no interest distributions; (iv) be entitled to interest distributions, with disproportionately low, nominal or no principal distributions; (v) provide for distributions of accrued interest thereon only following the occurrence of certain events, such as the retirement of one or more other classes of Certificates of such series; or (vi) provide for distributions of principal sequentially, or based on specified payment schedules, to the extent of available funds, in each case as described in the related Prospectus Supplement. Any such classes may include classes of Offered Certificates. See 'Description of the Certificates'.

    Principal and interest with respect to Certificates will be distributable monthly, quarterly, semi-annually or at such other intervals and on the dates specified in the related Prospectus Supplement. Distributions on the Certificates of any series will be made only from the assets of the related Trust Fund.

    The Certificates of each series will not represent an obligation of or interest in the Depositor, any Master Servicer, any Special Servicer or any of their respective affiliates, except to the limited extent described herein and in the related Prospectus Supplement. Only those Certificates and assets in the related Trust Fund as are disclosed in the related Prospectus Supplement will be guaranteed or insured by any governmental agency or instrumentality or by any other person. The assets in each Trust Fund will be held in trust for the benefit of the holders of the related series of Certificates pursuant to a Pooling and Servicing Agreement or a Trust Agreement, as more fully described herein.

    The yield on each class of Certificates of a series will be affected by, among other things, the rate of payment of principal (including voluntary and involuntary prepayments) on the Mortgage Assets in the related Trust Fund and the timing of receipt of such payments as described under the caption 'Yield Considerations' herein and in the related Prospectus Supplement. A Trust Fund may be subject to early termination under the circumstances described herein and in the related Prospectus Supplement.

    Prospective investors should review the information appearing under the caption 'Risk Factors' herein and such information as may be set forth under the caption 'Risk Factors' in the related Prospectus Supplement before purchasing any Offered Certificate.


    If so provided in the related Prospectus Supplement, one or more elections may be made to treat the related Trust Fund or a designated portion thereof as one or more 'real estate mortgage investment conduits' or 'financial asset securitization investment trusts' for federal income tax purposes. See also 'Federal Income Tax Consequences' herein.


    PROSPECTIVE INVESTORS SHOULD REVIEW THE DISCUSSION OF MATERIAL RISKS APPEARING UNDER THE CAPTION 'RISK FACTORS' HEREIN COMMENCING ON PAGE 11.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION, NOR HAS THE SECURITIES
  AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE
    ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE
                       CONTRARY IS A CRIMINAL OFFENSE.

    Prior to issuance there will have been no market for the Certificates of any series and there can be no assurance that a secondary market for any Offered Certificates will develop or that, if it does develop, it will continue. This Prospectus may not be used to consummate sales of a series of Offered Certificates unless accompanied by a Prospectus Supplement.

    Offers of the Offered Certificates may be made through one or more different methods, including offerings through underwriters, as more fully described under 'Method of Distribution' herein and in the related Prospectus Supplement. All Offered Certificates will be distributed by, or sold by underwriters managed by:

                     NOMURA SECURITIES INTERNATIONAL, INC.
                THE DATE OF THIS PROSPECTUS IS             , 199

                                  [SENIOR HOUSING/HEALTHCARE PROPERTIES VERSION]

                             SUMMARY OF PROSPECTUS

     The following summary of material information does not contain all the material information regarding the Certificates and is qualified in its entirety by reference to the more detailed information appearing elsewhere in this Prospectus and by reference to the information with respect to each series of Certificates contained in the Prospectus Supplement to be prepared and delivered in connection with the offering of such series. An Index of Principal Definitions is included at the end of this Prospectus.

TITLE OF CERTIFICATES

     Mortgage Pass-Through Certificates, issuable in series (the
'Certificates').

DEPOSITOR

     Asset Securitization Corporation, a wholly-owned subsidiary of Nomura Asset Capital Corporation. See 'The Depositor'.

MASTER SERVICER

     The master servicer (the 'Master Servicer'), if any, for each series of Certificates will be named in the related Prospectus Supplement. See 'Description of the Agreements--Collection and Other Servicing Procedures'.

SPECIAL SERVICER

     The special servicer (the 'Special Servicer'), if any, for each series of Certificates will be named, or the circumstances in accordance with which a Special Servicer will be appointed will be described, in the related Prospectus Supplement. See 'Description of the Agreements--Special Servicer'.

TRUSTEE

     The trustee (the 'Trustee') for each series of Certificates will be named in the related Prospectus Supplement. See 'Description of the Agreements--The Trustee'.

THE TRUST ASSETS

     Each series of Certificates will represent in the aggregate the entire beneficial ownership interest in a Trust Fund consisting primarily of:

          (A) MORTGAGE ASSETS

          The Mortgage Assets with respect to each series of Certificates will consist of a pool of commercial mortgage loans (the 'Mortgage Loans'). Except to the extent described in the related Prospectus Supplement, the Mortgage Loans will not be guaranteed or insured by the Depositor or any of its affiliates or by any governmental agency or instrumentality or other person. As more specifically described herein, the Mortgage Loans will be secured by liens on, or security interests in, properties consisting of nursing homes, hospitals or other healthcare related facilities (the 'Commercial Properties,' or sometimes referred to herein as the 'Mortgaged Properties'). The Mortgaged Properties may be located in any one of the fifty states or the District of Columbia or such other locations as are disclosed in the related Prospectus Supplement. All Mortgage Loans will have individual principal balances at origination of not less than $25,000 and original terms to maturity of not more than 40 years. All Mortgage Loans will have been originated by persons other than the Depositor, and all Mortgage Assets will have been purchased, either directly or indirectly, by the Depositor on or before the date of initial issuance of the related series of Certificates. As described herein and in the Prospectus Supplement, each Mortgage Loan may (i) provide for no accrual of interest or for accrual of interest thereon at an interest rate (a 'Mortgage Rate') that is fixed over its term or that adjusts from time to time, or that may be converted from an adjustable to a fixed Mortgage Rate, or from a fixed to an adjustable Mortgage Rate, from time to time at the mortgagor's election; (ii) provide for scheduled payments to maturity, payments that adjust from time to time in accommodate changes in the Mortgage Rate or to reflect the occurrence of certain events, and may provide negative amortization or accelerated amortization; (iii) be fully amortizing or require a balloon payment due on its stated maturity date;
     (iv) contain prohibitions on prepayment or require payment of a premium or a yield maintenance penalty in connection with a prepayment; and (v) provide for payments of principal, interest or both, on due dates that occur monthly, quarterly, semi-annually or other interval. See 'Description of the Trust Funds--Mortgage Assets'.

                                  [SENIOR HOUSING/HEALTHCARE PROPERTIES VERSION]

Mortgage Loan. With respect to those Mortgage Loans that provide for recourse against the mortgagor and its assets generally, there can be no assurance that such recourse will ensure a recovery in respect of a defaulted Mortgage Loan greater than the liquidation value of the related Mortgaged Property.

     Further, the concentration of default, foreclosure and loss risks in individual mortgagors or Mortgage Loans in a particular Trust Fund or the related Mortgaged Properties will generally be greater than for pools of single-family loans both because the Mortgage Assets in a Trust Fund will generally consist of a smaller number of loans than would a single-family pool of comparable aggregate unpaid principal balance and because of the higher principal balance of individual Mortgage Loans.

SENIOR HOUSING/HEALTHCARE PROPERTIES

     Significant factors determining the value of senior housing and healthcare properties include federal and state laws, competition with similar properties on a local and regional basis and the continued availability of revenue from government reimbursement programs, primarily Medicaid and Medicare. Providers of long-term nursing care and other medical services are subject to federal and state laws that relate to the adequacy of medical care, distribution of pharmaceuticals, rate setting, equipment, personnel, operating policies and additions to facilities and services and, to the extent dependent on patients whose fees are reimbursed by private insurers, to the reimbursement policies of such insurers. In addition, facilities where such care or other medical services are provided are subject to periodic inspection by governmental authorities to determine compliance with various standards necessary for continued licensing under state law and continued participation in the Medicaid and Medicare reimbursement programs. The failure of any such borrowers to maintain or renew any required license or regulatory approval could prevent it from continuing operations at a Mortgaged Property (in which case no revenues would be received from such property or portion thereof requiring licensing) or, if applicable, bar it from participation in government reimbursement programs. Furthermore, in the event of foreclosure, there can be no assurance that the Trustee (or Master Servicer or Special Servicer) or purchaser in a foreclosure sale would be entitled to the rights under such licenses and such party may have to apply in its own right for such a license. There can be no assurance that a new license could be obtained.

     Under applicable federal and state laws and regulations, Medicare and Medicaid, only the provider who actually furnished the related medical goods and services generally may sue for or enforce its rights to reimbursement. Accordingly, in the event of foreclosure, none of the Trustee, the Master Servicer, the Special Servicer or a subsequent lessee or operator of the property would generally be entitled to obtain from federal or state governments any outstanding reimbursement payments relating to services furnished at the respective properties prior to such foreclosure.

     The operators of such nursing homes are likely to compete on a local and regional basis with others that operate similar facilities, some of which competitors may be better capitalized, may offer services not offered by such operators or may be owned by non-profit organizations or government agencies supported by endowments, charitable contributions, tax revenues and other sources not available to such operators. The successful operation of a Mortgaged Property that is a nursing home will generally depend upon the number of competing facilities in the local market, as well as upon other factors such as its age, appearance, reputation and management, the types of services it provides and the quality of care and the cost of that care.

     Nursing home facilities may receive a substantial portion of their revenues from government reimbursement programs, primarily Medicaid and Medicare. Medicaid and Medicare are subject to statutory and regulatory changes, retroactive rate adjustments, administrative rulings, policy interpretations, delays by fiscal intermediaries and government funding restrictions. Moreover, government payors have employed cost-containment measures that limit payments to health care providers, and there are currently under construction various proposals for national health care reform that could further limit those payments. Accordingly, there can be no assurance that payments under government reimbursement programs will, in the future, be sufficient to fully reimburse the cost of caring for program beneficiaries. If not, net operating income of the Mortgaged Properties that receive revenues from those sources, and consequently the ability of the related borrowers to meet their Mortgage Loan obligations, could be adversely affected.

BALLOON PAYMENTS

     Certain of the Mortgage Loans as of the Cut-off Date may not be fully amortizing over their terms to maturity and, thus, will require substantial principal payments (i.e., balloon payments) at their stated maturity. Mortgage Loans with balloon payments involve a greater degree of risk because the ability of a mortgagor to make a balloon payment typically will depend upon its ability either to timely refinance the loan or to timely sell the related Mortgaged Property. The ability of a mortgagor to accomplish either of these goals will be affected by a number of factors, including the level of available mortgage rates at the time of sale or refinancing, the mortgagor's equity in the related Mortgaged Property, the financial condition and operating history of the

                                  [SENIOR HOUSING/HEALTHCARE PROPERTIES VERSION]

                         DESCRIPTION OF THE TRUST FUNDS

MORTGAGE ASSETS

     The primary assets of each Trust Fund (the 'Mortgage Assets') will include mortgage loans secured by liens on, or security interests in, senior housing and healthcare properties (the 'Mortgage Loans'). The Mortgage Assets will not be guaranteed or insured by the Depositor or any of its affiliates. The Prospectus Supplement will describe any guarantee or insurance relating to the Mortgage Assets by any governmental agency or instrumentality or by any other person. Each Mortgage Asset will be selected by the Depositor for inclusion in a Trust Fund from among those purchased, either directly or indirectly, from a prior holder thereof (a 'Mortgage Asset Seller'), which prior holder may or may not be the originator of such Mortgage Loan and may be an affiliate of the Depositor.

MORTGAGE LOANS

     The Mortgage Loans will be secured by liens on, or security interests in, Mortgaged Properties consisting of nursing homes, hospitals or other health care-related facilities (sometimes referred to herein as 'Commercial Properties' and the related loans, 'Commercial Loans') located in any one of the fifty states or the District of Columbia or such other locations as are disclosed in the related Prospectus Supplement. The Mortgage Loans will be secured by mortgages or deeds of trust or other similar security instruments creating a first or more junior lien on Mortgaged Properties. The Mortgaged Properties may include leasehold interest in properties, the title to which is held by third party lessors. The term of any such leasehold will exceed the term of the mortgage note by at least ten years. Each Mortgage Loan will have been originated by a person (the 'Originator') other than the Depositor. The Mortgage Loans will be evidenced by promissory notes (the 'Mortgage Notes') secured by mortgages or deeds of trust (the 'Mortgages') creating a lien on the Mortgaged Properties. Mortgage Loans will generally also be secured by an assignment of leases and rents and/or operating or other cash flow guarantees relating to the Mortgage Loan.

DEFAULT AND LOSS CONSIDERATIONS WITH RESPECT TO THE MORTGAGE LOANS

     Mortgage Loans secured by commercial and multifamily properties are markedly different from owner-occupied single-family home mortgage loans. The repayment of loans secured by commercial or multifamily properties is typically dependent upon the successful operation of such property rather than upon the liquidation value of the real estate. The Mortgage Loans will be non-recourse loans, which means that, absent special facts, the mortgagee may look only to the Net Operating Income from the property for repayment of the mortgage debt, and not to any other of the mortgagor's assets, in the event of the mortgagor's default. Lenders typically look to the Debt Service Coverage Ratio of a loan secured by income-producing property as an important measure of the risk of default on such a loan. The 'Debt Service Coverage Ratio' of a Mortgage Loan at any given time is the ratio of the Net Operating Income for a twelve-month period to the annualized scheduled payments on the Mortgage Loan. 'Net Operating Income' is typically defined as total operating revenues (including primarily rental income and any expense reimbursement, ancillary income, late charges and deposit forfeitures) minus total operating expenses (including primarily expenses for advertising, general administration, management fees and disbursements, utilities, repairs and maintenance, insurance, real estate taxes and replacement reserves based solely on the mortgagor's estimates of the useful lives of various assets). Net Operating Income does not reflect capital expenditures or partnership expenses. The Net Operating Income of a Mortgaged Property will fluctuate over time and may be sufficient or insufficient to cover debt service on the related Mortgage Loan at any given time.

     As the primary component of Net Operating Income, rental income (and maintenance payments from tenant-stockholders of a Cooperative) is subject to the vagaries of the applicable real estate market and/or business climate. Properties typically leased, occupied or used on a short-term basis, such as health care-related facilities, hotels and motels, and mini-warehouse and self-storage facilities, tend to be affected more rapidly by changes in market or business conditions than do properties leased, occupied or used for longer periods, such as (typically) warehouses, retail stores, office buildings and industrial plants. Commercial Loans may be secured by owner-occupied Mortgaged Properties or Mortgaged Properties leased to a single tenant. Accordingly, a decline in the financial condition of the mortgagor or single tenant, as applicable, may have a disproportionately greater effect on the Net Operating Income from such Mortgaged Properties than would be the case with respect to Mortgaged Properties with multiple tenants.

     Changes in the expense components of Net Operating Income due to the general economic climate or economic conditions in a locality or industry segment, such as increases in interest rates, real estate and personal property tax rates and other operating expenses including energy costs; changes in governmental rules, regulations and fiscal policies, including environmental legislation; and acts of God may also affect the risk of default on the related Mortgage Loan. As may be further described in the related Prospectus Supplement, in some cases leases of Mortgaged Properties may provide that the lessee, rather than the

                         MULTIFAMILY PROPERTIES VERSION

The following are alternate pages to the base prospectus for a form of base prospectus for a series of commerical mortgage pass-through certificates backed by loans secured by multifamily properties. Disclosure made on the following alternate pages will be included in the base prospectus for each series of Certificates backed by loans containing a material concentration of Mortgage Loans secured by multifamily properties.

                                                [MULTIFAMILY PROPERTIES VERSION]

Information contained herein is subject to completion or amendment. A registration statement relating to these securities has been filed with the Securities and Exchange Commission. These securities may not be sold nor may offers to buy be accepted prior to the time the registration statement becomes effective. This prospectus and the prospectus supplement shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of these securities in any State in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such State.

PRELIMINARY PROSPECTUS DATED                 , 1998
(SUBJECT TO COMPLETION)

                       MORTGAGE PASS-THROUGH CERTIFICATES
                              (ISSUABLE IN SERIES)
                        ASSET SECURITIZATION CORPORATION
                                   DEPOSITOR

    The Certificates offered hereby and by Supplements to this Prospectus (the 'Offered Certificates') will be offered from time to time in series. Each series of Certificates will represent in the aggregate the entire beneficial ownership interest in a trust fund (with respect to any series, the 'Trust Fund') consisting of a segregated pool of multifamily mortgage loans (the 'Mortgage Loans,' or sometimes referred to herein as the 'Mortgage Assets'). The Trust Fund for a series of Certificates may also include letters of credit, insurance policies, guarantees, reserve funds or other types of credit support, or any combination thereof (with respect to any series, collectively, 'Credit Support'), and currency or interest rate exchange agreements and other financial assets, or any combination thereof (with respect to any series, collectively, 'Cash Flow Agreements'). See 'Description of the Trust Funds', 'Description of the Certificates' and 'Description of Credit Support'.

    Each series of Certificates will consist of one or more classes of Certificates that may (i) provide for the accrual of interest thereon based on fixed, variable or adjustable rates; (ii) be senior or subordinate to one or more other classes of Certificates in respect of certain distributions on the Certificates; (iii) be entitled to principal distributions, with disproportionately low, nominal or no interest distributions; (iv) be entitled to interest distributions, with disproportionately low, nominal or no principal distributions; (v) provide for distributions of accrued interest thereon only following the occurrence of certain events, such as the retirement of one or more other classes of Certificates of such series; or (vi) provide for distributions of principal sequentially, or based on specified payment schedules, to the extent of available funds, in each case as described in the related Prospectus Supplement. Any such classes may include classes of Offered Certificates. See 'Description of the Certificates'.

    Principal and interest with respect to Certificates will be distributable monthly, quarterly, semi-annually or at such other intervals and on the dates specified in the related Prospectus Supplement. Distributions on the Certificates of any series will be made only from the assets of the related Trust Fund.

    The Certificates of each series will not represent an obligation of or interest in the Depositor, any Master Servicer, any Special Servicer or any of their respective affiliates, except to the limited extent described herein and in the related Prospectus Supplement. Only those Certificates and assets in the related Trust Fund as are disclosed in the related Prospectus Supplement will be guaranteed or insured by any governmental agency or instrumentality or by any other person. The assets in each Trust Fund will be held in trust for the benefit of the holders of the related series of Certificates pursuant to a Pooling and Servicing Agreement or a Trust Agreement, as more fully described herein.

    The yield on each class of Certificates of a series will be affected by, among other things, the rate of payment of principal (including voluntary and involuntary prepayments) on the Mortgage Assets in the related Trust Fund and the timing of receipt of such payments as described under the caption 'Yield Considerations' herein and in the related Prospectus Supplement. A Trust Fund may be subject to early termination under the circumstances described herein and in the related Prospectus Supplement.

    Prospective investors should review the information appearing under the caption 'Risk Factors' herein and such information as may be set forth under the caption 'Risk Factors' in the related Prospectus Supplement before purchasing any Offered Certificate.


    If so provided in the related Prospectus Supplement, one or more elections may be made to treat the related Trust Fund or a designated portion thereof as one or more 'real estate mortgage investment conduits' or 'financial asset securitization investment trusts' for federal income tax purposes. See also 'Federal Income Tax Consequences' herein.


    PROSPECTIVE INVESTORS SHOULD REVIEW THE DISCUSSION OF MATERIAL RISKS APPEARING UNDER THE CAPTION 'RISK FACTORS' HEREIN COMMENCING ON PAGE 11.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION, NOR HAS THE SECURITIES
  AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE
    ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE
                       CONTRARY IS A CRIMINAL OFFENSE.

    Prior to issuance there will have been no market for the Certificates of any series and there can be no assurance that a secondary market for any Offered Certificates will develop or that, if it does develop, it will continue. This Prospectus may not be used to consummate sales of a series of Offered Certificates unless accompanied by a Prospectus Supplement.

    Offers of the Offered Certificates may be made through one or more different methods, including offerings through underwriters, as more fully described under 'Method of Distribution' herein and in the related Prospectus Supplement. All Offered Certificates will be distributed by, or sold by underwriters managed by:

                     NOMURA SECURITIES INTERNATIONAL, INC.
                THE DATE OF THIS PROSPECTUS IS             , 199

                                                [MULTIFAMILY PROPERTIES VERSION]

                             SUMMARY OF PROSPECTUS

     The following summary of material information does not contain all the material information regarding the Certificates and is qualified in its entirety by reference to the more detailed information appearing elsewhere in this Prospectus and by reference to the information with respect to each series of Certificates contained in the Prospectus Supplement to be prepared and delivered in connection with the offering of such series. An Index of Principal Definitions is included at the end of this Prospectus.

TITLE OF CERTIFICATES

     Mortgage Pass-Through Certificates, issuable in series (the
'Certificates').

DEPOSITOR

     Asset Securitization Corporation, a wholly-owned subsidiary of Nomura Asset Capital Corporation. See 'The Depositor'.

MASTER SERVICER

     The master servicer (the 'Master Servicer'), if any, for each series of Certificates will be named in the related Prospectus Supplement. See 'Description of the Agreements--Collection and Other Servicing Procedures'.

SPECIAL SERVICER

     The special servicer (the 'Special Servicer'), if any, for each series of Certificates will be named, or the circumstances in accordance with which a Special Servicer will be appointed will be described, in the related Prospectus Supplement. See 'Description of the Agreements--Special Servicer'.

TRUSTEE

     The trustee (the 'Trustee') for each series of Certificates will be named in the related Prospectus Supplement. See 'Description of the Agreements--The Trustee'.

THE TRUST ASSETS

     Each series of Certificates will represent in the aggregate the entire beneficial ownership interest in a Trust Fund consisting primarily of:

          (A) MORTGAGE ASSETS

          The Mortgage Assets with respect to each series of Certificates will consist of a pool of multifamily mortgage loans (the 'Mortgage Loans'). Except to the extent described in the related Prospectus Supplement, the Mortgage Loans will not be guaranteed or insured by the Depositor or any of its affiliates or by any governmental agency or instrumentality or other person. As more specifically described herein, the Mortgage Loans will be secured by liens on, or security interests in, properties consisting of residential properties consisting of five or more rental or cooperatively-owned dwelling units (the 'Multifamily Properties, ' or sometimes referred herein to as the 'Mortgaged Properties'). The Mortgaged Properties may be located in any one of the fifty states or the District of Columbia or such other locations as are disclosed in the related Prospectus Supplement. All Mortgage Loans will have individual principal balances at origination of not less than $25,000 and original terms to maturity of not more than 40 years. All Mortgage Loans will have been originated by persons other than the Depositor, and all Mortgage Assets will have been purchased, either directly or indirectly, by the Depositor on or before the date of initial issuance of the related series of Certificates. As described herein and in the Prospectus Supplement, each Mortgage Loan may (i) provide for no accrual of interest or for accrual of interest thereon at an interest rate (a 'Mortgage Rate') that is fixed over its term or that adjusts from time to time, or that may be converted from an adjustable to a fixed Mortgage Rate, or from a fixed to an adjustable Mortgage Rate, from time to time at the mortgagor's election; (ii) provide for scheduled payments to maturity, payments that adjust from time to time in accommodate changes in the Mortgage Rate or to reflect the occurrence of certain events, and may provide negative amortization or accelerated amortization; (iii) be fully amortizing or require a balloon payment due on its stated maturity date;
     (iv) contain prohibitions on prepayment or require payment of a premium or a yield maintenance penalty in connection with a prepayment; and (v) provide for payments of

                                                [MULTIFAMILY PROPERTIES VERSION]

Mortgage Loan. With respect to those Mortgage Loans that provide for recourse against the mortgagor and its assets generally, there can be no assurance that such recourse will ensure a recovery in respect of a defaulted Mortgage Loan greater than the liquidation value of the related Mortgaged Property.

     Further, the concentration of default, foreclosure and loss risks in individual mortgagors or Mortgage Loans in a particular Trust Fund or the related Mortgaged Properties will generally be greater than for pools of single-family loans both because the Mortgage Assets in a Trust Fund will generally consist of a smaller number of loans than would a single-family pool of comparable aggregate unpaid principal balance and because of the higher principal balance of individual Mortgage Loans.

MULTIFAMILY PROPERTIES

     Significant factors determining the value and successful operation of a multifamily property are the location of the property, the number of competing residential developments in the local market (such as apartment buildings, manufactured housing communities and site-built single family homes), the physical attributes of the multifamily apartment building (such as its age and appearance) and state and local regulations affecting such property. In addition, the successful operation of an apartment building will depend upon other factors, such as its reputation, the ability of management to provide adequate maintenance and insurance, and the types of services it provides.

     Certain states regulate the relationship of an owner and its tenants. Commonly, these laws require a written lease, good cause for eviction, disclosure of fees, and notification to residents of changed land use, while prohibiting unreasonable rules, retaliatory evictions, and restrictions on a resident's choice of unit vendors. Apartment building owners have been the subject of suits under state 'Unfair and Deceptive Practices Acts' and other general consumer protection statutes for coercive, abusive or unconscionable leasing and sales practices. A few states offer more significant protection. For example, there are provisions that limit the basis on which a landlord may terminate a tenancy or increase its rent or prohibit a landlord from terminating a tenancy solely by reason of the sale of the owner's building.

     In addition to state regulation of the landlord-tenant relationship, numerous counties and municipalities impose rent control on apartment buildings. These ordinances may limit rent increases to fixed percentages, to percentages of increases in the consumer price index, to increases set or approved by a governmental agency, or to increases determined through mediation or binding arbitration. In many cases, the rent control laws do not permit vacancy decontrol. Local authority to impose rent control is pre-empted by state law in certain states, and rent control is not imposed at the state level in those states. In some states, however, local rent control ordinances are not pre-empted for tenants having short-term or month-to-month leases, and properties there may be subject to various forms of rent control with respect to those tenants. Any limitations on a borrower's ability to raise property rents may impair such borrower's ability to repay its Mortgage Loan from its net operating income or the proceeds of a sale or refinancing of the related Mortgaged Property.

     Adverse economic conditions, either local or national, may limit the amount of rent that can be charged and may result in a reduction in timely rent payments or a reduction in occupancy levels. Occupancy and rent levels may also be affected by construction of additional housing units, local military base or factory closings and national and local politics, including current or future rent stabilization and rent control laws and agreements. In addition, the level of mortgage interest rates may encourage tenants to purchase single-family housing. The housing and construction quality of a particular building may affect the occupancy level as well as the rents that may be charged for individual units. The characteristics of a neighborhood may change over time or in relation to newer developments.

BALLOON PAYMENTS

     Certain of the Mortgage Loans as of the Cut-off Date may not be fully amortizing over their terms to maturity and, thus, will require substantial principal payments (i.e., balloon payments) at their stated maturity. Mortgage Loans with balloon payments involve a greater degree of risk because the ability of a mortgagor to make a balloon payment typically will depend upon its ability either to timely refinance the loan or to timely sell the related Mortgaged Property. The ability of a mortgagor to accomplish either of these goals will be affected by a number of factors, including the level of available mortgage rates at the time of sale or refinancing, the mortgagor's equity in the related Mortgaged Property, the financial condition and operating history of the mortgagor and the related Mortgaged Property, tax laws, rent control laws (with respect to certain Multifamily Properties and mobile home parks), reimbursement rates (with respect to certain hospitals, nursing homes and convalescent homes), renewability of operating licenses, prevailing general economic conditions and the availability of credit for commercial or multifamily, as the case may be, real properties generally.

                                                [MULTIFAMILY PROPERTIES VERSION]

                         DESCRIPTION OF THE TRUST FUNDS

MORTGAGE ASSETS

     The primary assets of each Trust Fund (the 'Mortgage Assets') will include mortgage loans secured by liens on, or security interests in, multifamily residential properties. The Mortgage Assets will not be guaranteed or insured by the Depositor or any of its affiliates. The Prospectus Supplement will describe any guarantee or insurance relating to the Mortgage Assets by any governmental agency or instrumentality or by any other person. Each Mortgage Asset will be selected by the Depositor for inclusion in a Trust Fund from among those purchased, either directly or indirectly, from a prior holder thereof (a 'Mortgage Asset Seller'), which prior holder may or may not be the originator of such Mortgage Loan and may be an affiliate of the Depositor.

MORTGAGE LOANS

     The Mortgage Loans will be secured by liens on, or security interests in, Mortgaged Properties consisting of residential properties consisting of five or more rental or cooperatively-owned dwelling units in high-rise, mid-rise or garden apartment buildings ('Multifamily Properties' and the related loans, 'Multifamily Loans') located in any one of the fifty states or the District of Columbia or such other locations as are disclosed in the related Prospectus Supplement. The Mortgage Loans will be secured by mortgages or deeds of trust or other similar security instruments creating a first or more junior lien on Mortgaged Properties. Multifamily Properties may include mixed commercial and residential structures and may include apartment buildings owned by private cooperative housing corporations ('Cooperatives'). The Mortgaged Properties may include leasehold interest in properties, the title to which is held by third party lessors. The term of any such leasehold will exceed the term of the mortgage note by at least ten years. Each Mortgage Loan will have been originated by a person (the 'Originator') other than the Depositor. The Mortgage Loans will be evidenced by promissory notes (the 'Mortgage Notes') secured by mortgages or deeds of trust (the 'Mortgages') creating a lien on the Mortgaged Properties. Mortgage Loans will generally also be secured by an assignment of leases and rents and/or operating or other cash flow guarantees relating to the Mortgage Loan.

DEFAULT AND LOSS CONSIDERATIONS WITH RESPECT TO THE MORTGAGE LOANS

     Mortgage Loans secured by commercial and multifamily properties are markedly different from owner-occupied single-family home mortgage loans. The repayment of loans secured by commercial or multifamily properties is typically dependent upon the successful operation of such property rather than upon the liquidation value of the real estate. The Mortgage Loans will be non-recourse loans, which means that, absent special facts, the mortgagee may look only to the Net Operating Income from the property for repayment of the mortgage debt, and not to any other of the mortgagor's assets, in the event of the mortgagor's default. Lenders typically look to the Debt Service Coverage Ratio of a loan secured by income-producing property as an important measure of the risk of default on such a loan. The 'Debt Service Coverage Ratio' of a Mortgage Loan at any given time is the ratio of the Net Operating Income for a twelve-month period to the annualized scheduled payments on the Mortgage Loan. 'Net Operating Income' is typically defined as total operating revenues (including primarily rental income and any expense reimbursement, ancillary income, late charges and deposit forfeitures) minus total operating expenses (including primarily expenses for advertising, general administration, management fees and disbursements, utilities, repairs and maintenance, insurance, real estate taxes and replacement reserves based solely on the mortgagor's estimates of the useful lives of various assets). Net Operating Income does not reflect capital expenditures or partnership expenses. The Net Operating Income of a Mortgaged Property will fluctuate over time and may be sufficient or insufficient to cover debt service on the related Mortgage Loan at any given time.

     As the primary component of Net Operating Income, rental income (and maintenance payments from tenant-stockholders of a Cooperative) is subject to the vagaries of the applicable real estate market and/or business climate. Properties typically leased, occupied or used on a short-term basis, such as health care-related facilities, hotels and motels, and mini-warehouse and self-storage facilities, tend to be affected more rapidly by changes in market or business conditions than do properties leased, occupied or used for longer periods, such as (typically) warehouses, retail stores, office buildings and industrial plants. Commercial Loans may be secured by owner-occupied Mortgaged Properties or Mortgaged Properties leased to a single tenant. Accordingly, a decline in the financial condition of the mortgagor or single tenant, as applicable, may have a disproportionately greater effect on the Net Operating Income from such Mortgaged Properties than would be the case with respect to Mortgaged Properties with multiple tenants.

     Changes in the expense components of Net Operating Income due to the general economic climate or economic conditions in a locality or industry segment, such as increases in interest rates, real estate and personal property tax rates and other operating expenses including energy costs; changes in governmental rules, regulations and fiscal policies, including environmental legislation; and acts of God may also affect the risk of default on the related Mortgage Loan. As may be further described in the

                      MOBILE HOME PARK PROPERTIES VERSION

The following are alternate pages to the base prospectus for a form of base prospectus for a series of commercial pass-through certificates backed by loans secured by mobile home park properties. Disclosure made on the following alternate pages will be included in the base prospectus for each series of Certificates backed by loans containing a material concentration of Mortgage Loans secured by mobile home park properties.

                                           [MOBILE HOME PARK PROPERTIES VERSION]

Information contained herein is subject to completion or amendment. A registration statement relating to these securities has been filed with the Securities and Exchange Commission. These securities may not be sold nor may offers to buy be accepted prior to the time the registration statement becomes effective. This prospectus and the prospectus supplement shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of these securities in any State in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such State.

PRELIMINARY PROSPECTUS DATED                    , 1998
(SUBJECT TO COMPLETION)

                       MORTGAGE PASS-THROUGH CERTIFICATES
                              (ISSUABLE IN SERIES)
                        ASSET SECURITIZATION CORPORATION
                                   DEPOSITOR

    The Certificates offered hereby and by Supplements to this Prospectus (the 'Offered Certificates') will be offered from time to time in series. Each series of Certificates will represent in the aggregate the entire beneficial ownership interest in a trust fund (with respect to any series, the 'Trust Fund') consisting of a segregated pool of mortgage loans secured by liens on, or security interests in, mobile home park properties (the 'Mortgage Loans,' or sometimes referred to herein as the 'Mortgage Assets'). The Trust Fund for a series of Certificates may also include letters of credit, insurance policies, guarantees, reserve funds or other types of credit support, or any combination thereof (with respect to any series, collectively, 'Credit Support'), and currency or interest rate exchange agreements and other financial assets, or any combination thereof (with respect to any series, collectively, 'Cash Flow Agreements'). See 'Description of the Trust Funds', 'Description of the Certificates' and 'Description of Credit Support'.

    Each series of Certificates will consist of one or more classes of Certificates that may (i) provide for the accrual of interest thereon based on fixed, variable or adjustable rates; (ii) be senior or subordinate to one or more other classes of Certificates in respect of certain distributions on the Certificates; (iii) be entitled to principal distributions, with disproportionately low, nominal or no interest distributions; (iv) be entitled to interest distributions, with disproportionately low, nominal or no principal distributions; (v) provide for distributions of accrued interest thereon only following the occurrence of certain events, such as the retirement of one or more other classes of Certificates of such series; or (vi) provide for distributions of principal sequentially, or based on specified payment schedules, to the extent of available funds, in each case as described in the related Prospectus Supplement. Any such classes may include classes of Offered Certificates. See 'Description of the Certificates'.

    Principal and interest with respect to Certificates will be distributable monthly, quarterly, semi-annually or at such other intervals and on the dates specified in the related Prospectus Supplement. Distributions on the Certificates of any series will be made only from the assets of the related Trust Fund.

    The Certificates of each series will not represent an obligation of or interest in the Depositor, any Master Servicer, any Special Servicer or any of their respective affiliates, except to the limited extent described herein and in the related Prospectus Supplement. Only those Certificates and assets in the related Trust Fund as are disclosed in the related Prospectus Supplement will be guaranteed or insured by any governmental agency or instrumentality or by any other person. The assets in each Trust Fund will be held in trust for the benefit of the holders of the related series of Certificates pursuant to a Pooling and Servicing Agreement or a Trust Agreement, as more fully described herein.

    The yield on each class of Certificates of a series will be affected by, among other things, the rate of payment of principal (including voluntary and involuntary prepayments) on the Mortgage Assets in the related Trust Fund and the timing of receipt of such payments as described under the caption 'Yield Considerations' herein and in the related Prospectus Supplement. A Trust Fund may be subject to early termination under the circumstances described herein and in the related Prospectus Supplement.

    Prospective investors should review the information appearing under the caption 'Risk Factors' herein and such information as may be set forth under the caption 'Risk Factors' in the related Prospectus Supplement before purchasing any Offered Certificate.


    If so provided in the related Prospectus Supplement, one or more elections may be made to treat the related Trust Fund or a designated portion thereof as one or more 'real estate mortgage investment conduits' or 'financial asset securitization investment trusts' for federal income tax purposes. See also 'Federal Income Tax Consequences' herein.


    PROSPECTIVE INVESTORS SHOULD REVIEW THE DISCUSSION OF MATERIAL RISKS APPEARING UNDER THE CAPTION 'RISK FACTORS' HEREIN COMMENCING ON PAGE 11.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION, NOR HAS THE SECURITIES
  AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE
    ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE
                       CONTRARY IS A CRIMINAL OFFENSE.

    Prior to issuance there will have been no market for the Certificates of any series and there can be no assurance that a secondary market for any Offered Certificates will develop or that, if it does develop, it will continue. This Prospectus may not be used to consummate sales of a series of Offered Certificates unless accompanied by a Prospectus Supplement.

    Offers of the Offered Certificates may be made through one or more different methods, including offerings through underwriters, as more fully described under 'Method of Distribution' herein and in the related Prospectus Supplement. All Offered Certificates will be distributed by, or sold by underwriters managed by:

                     NOMURA SECURITIES INTERNATIONAL, INC.
                THE DATE OF THIS PROSPECTUS IS             , 199

                                           [MOBILE HOME PARK PROPERTIES VERSION]

                             SUMMARY OF PROSPECTUS

     The following summary of material information does not contain all the material information regarding the Certificates and is qualified in its entirety by reference to the more detailed information appearing elsewhere in this Prospectus and by reference to the information with respect to each series of Certificates contained in the Prospectus Supplement to be prepared and delivered in connection with the offering of such series. An Index of Principal Definitions is included at the end of this Prospectus.

TITLE OF CERTIFICATES

     Mortgage Pass-Through Certificates, issuable in series (the
'Certificates').

DEPOSITOR

     Asset Securitization Corporation, a wholly-owned subsidiary of Nomura Asset Capital Corporation. See 'The Depositor'.

MASTER SERVICER

     The master servicer (the 'Master Servicer'), if any, for each series of Certificates will be named in the related Prospectus Supplement. See 'Description of the Agreements--Collection and Other Servicing Procedures'.

SPECIAL SERVICER

     The special servicer (the 'Special Servicer'), if any, for each series of Certificates will be named, or the circumstances in accordance with which a Special Servicer will be appointed will be described, in the related Prospectus Supplement. See 'Description of the Agreements--Special Servicer'.

TRUSTEE

     The trustee (the 'Trustee') for each series of Certificates will be named in the related Prospectus Supplement. See 'Description of the Agreements--The Trustee'.

THE TRUST ASSETS

     Each series of Certificates will represent in the aggregate the entire beneficial ownership interest in a Trust Fund consisting primarily of:

          (A) MORTGAGE ASSETS

          The Mortgage Assets with respect to each series of Certificates will consist of a pool of commercial mortgage loans (the 'Mortgage Loans'). Except to the extent described in the related Prospectus Supplement, the Mortgage Loans will not be guaranteed or insured by the Depositor or any of its affiliates or by any governmental agency or instrumentality or other person. As more specifically described herein, the Mortgage Loans will be secured by liens on, or security interests in, properties consisting of mobile home parks (the 'Commercial Properties', or sometimes referred to herein as the 'Mortgaged Properties'). The Mortgaged Properties may be located in any one of the fifty states or the District of Columbia or such other locations as are disclosed in the related Prospectus Supplement. All Mortgage Loans will have individual principal balances at origination of not less than $25,000 and original terms to maturity of not more than 40 years. All Mortgage Loans will have been originated by persons other than the Depositor, and all Mortgage Assets will have been purchased, either directly or indirectly, by the Depositor on or before the date of initial issuance of the related series of Certificates. As described herein and in the Prospectus Supplement, each Mortgage Loan may (i) provide for no accrual of interest or for accrual of interest thereon at an interest rate (a 'Mortgage Rate') that is fixed over its term or that adjusts from time to time, or that may be converted from an adjustable to a fixed Mortgage Rate, or from a fixed to an adjustable Mortgage Rate, from time to time at the mortgagor's election; (ii) provide for scheduled payments to maturity, payments that adjust from time to time in accommodate changes in the Mortgage Rate or to reflect the occurrence of certain events, and may provide negative amortization or accelerated amortization; (iii) be fully amortizing or require a balloon payment due on its stated maturity date;
     (iv) contain prohibitions on prepayment or require payment of a premium or a yield maintenance penalty in connection with a prepayment; and (v) provide for payments of principal, interest or both, on due dates that occur monthly, quarterly, semi-annually or other interval. See 'Description of the Trust Funds--Mortgage Assets'.

                                           [MOBILE HOME PARK PROPERTIES VERSION]

Mortgage Loan. With respect to those Mortgage Loans that provide for recourse against the mortgagor and its assets generally, there can be no assurance that such recourse will ensure a recovery in respect of a defaulted Mortgage Loan greater than the liquidation value of the related Mortgaged Property.

     Further, the concentration of default, foreclosure and loss risks in individual mortgagors or Mortgage Loans in a particular Trust Fund or the related Mortgaged Properties will generally be greater than for pools of single-family loans both because the Mortgage Assets in a Trust Fund will generally consist of a smaller number of loans than would a single-family pool of comparable aggregate unpaid principal balance and because of the higher principal balance of individual Mortgage Loans.

MOBILE HOME PARK PROPERTIES

     Loans secured by liens on mobile home park properties pose risks not associated with loans secured by liens on other types of income-producing real estate.

     The successful operation of a mobile home park property will generally depend upon the number of competing mobile home park communities and other residential developments in the local market, such as apartment buildings, other mobile home park communities, and site-built single family homes, as well as upon other factors such as its location, age, appearance, reputation, the ability of management to provide adequate maintenance and insurance, and the types of services it provides.

     Mobile home park properties are 'special purpose' properties that could not be readily converted to general residential, retail or office use. Thus, if the operation of any of the mobile home park properties becomes unprofitable due to competition, age of the improvements or other factors such that the borrower becomes unable to meet its obligations on the related Mortgage Loan, the liquidation value of that mobile home park property may be substantially less, relative to the amount owing on the related Mortgage Loan, than would be the case if the mobile home park property were readily adaptable to other uses.

     Certain states regulate the relationship of a mobile home park community owner and its tenants. Commonly, these laws require a written lease, good cause for eviction, disclosure of fees, and notification to residents of changed land use, while prohibiting unreasonable rules, retaliatory evictions, and restrictions on a resident's choice of unit vendors. For example, there are provisions that limit the basis on which a landlord may terminate a mobile home owner's tenancy or increase its rent and generally prohibit a landlord from terminating a tenancy solely by reason of the sale of the owner's mobile home.

     In addition to state regulation of the landlord tenant relationship, numerous counties and municipalities impose rent control on mobile home park communities. These ordinances may limit rent increases to fixed percentages, to percentages of increases in the consumer price index, to increases set or approved by a governmental agency, or to increases deteremined through mediation or binding arbitration. In many cases, the rent control laws do not permit vacancy decontrol, or permit vacancy decontrol only in the relatively rare event that the mobile home is removed from the mobile home park. Local authority to impose rent control on mobile home park communities is preempted by state law in certain states and rent control is not imposed at the state level in those states. In some states, however, local rent control ordinances are not preempted for tenants having short-term or month-to-month leases, and the Mortgaged Properties in such states may be subject to various forms of rent control with respect to those tenants. Any limitations on the Mortgaged Borrowers' ability to raise property rents may impair their ability to repay the related Mortgage Loan from their net operating income or the proceeds of a sale or refinancing of the related Mortgaged Properties.

     The location and construction quality of common area improvements to a mobile home park housing community may affect the occupancy level as well as the rents that may be charged for the individual mobile home parks. The characteristics of a mobile home park community may change over time or in relation to other developments. The effects of poor construction quality on common area improvements will increase over time in the form of increased maintenance and capital improvements. Even good construction will deteriorate over time if the property manager does not schedule and perform adequate maintenance in a timely fashion.

BALLOON PAYMENTS

     Certain of the Mortgage Loans as of the Cut-off Date may not be fully amortizing over their terms to maturity and, thus, will require substantial principal payments (i.e., balloon payments) at their stated maturity. Mortgage Loans with balloon payments involve a greater degree of risk because the ability of a mortgagor to make a balloon payment typically will depend upon its ability either to timely refinance the loan or to timely sell the related Mortgaged Property. The ability of a mortgagor to accomplish either of these goals will be affected by a number of factors, including the level of available mortgage rates at the time of sale or refinancing, the mortgagor's equity in the related Mortgaged Property, the financial condition and operating history of the mortgagor and the related Mortgaged Property, tax laws, rent control laws (with respect to certain Multifamily Properties and

                                           [MOBILE HOME PARK PROPERTIES VERSION]

                         DESCRIPTION OF THE TRUST FUNDS

MORTGAGE ASSETS

     The primary assets of each Trust Fund (the 'Mortgage Assets') will include mortgage loans secured by liens on, or security interests in, mobile home park properties (the 'Mortgage Loans'). The Mortgage Assets will not be guaranteed or insured by the Depositor or any of its affiliates. The Prospectus Supplement will describe any guarantee or insurance relating to the Mortgage Assets by any governmental agency or instrumentality or by any other person. Each Mortgage Asset will be selected by the Depositor for inclusion in a Trust Fund from among those purchased, either directly or indirectly, from a prior holder thereof (a 'Mortgage Asset Seller'), which prior holder may or may not be the originator of such Mortgage Loan or the issuer of such MBS and may be an affiliate of the Depositor.

MORTGAGE LOANS

     The Mortgage Loans will be secured by liens on, or security interests in, Mortgaged Properties consisting of mobile home parks located in any one of the fifty states or the District of Columbia or such other locations as are disclosed in the related Prospectus Supplement. The Mortgage Loans will be secured by mortgages or deeds of trust or other similar security instruments creating a first or more junior lien on Mortgaged Properties. The Mortgaged Properties may include leasehold interest in properties, the title to which is held by third party lessors. The term of any such leasehold will exceed the term of the mortgage note by at least ten years. Each Mortgage Loan will have been originated by a person (the 'Originator') other than the Depositor. The Mortgage Loans will be evidenced by promissory notes (the 'Mortgage Notes') secured by mortgages or deeds of trust (the 'Mortgages') creating a lien on the Mortgaged Properties. Mortgage Loans will generally also be secured by an assignment of leases and rents and/or operating or other cash flow guarantees relating to the Mortgage Loan.

DEFAULT AND LOSS CONSIDERATIONS WITH RESPECT TO THE MORTGAGE LOANS

     Mortgage Loans secured by commercial and multifamily properties are markedly different from owner-occupied single-family home mortgage loans. The repayment of loans secured by commercial or multifamily properties is typically dependent upon the successful operation of such property rather than upon the liquidation value of the real estate. The Mortgage Loans will be non-recourse loans, which means that, absent special facts, the mortgagee may look only to the Net Operating Income from the property for repayment of the mortgage debt, and not to any other of the mortgagor's assets, in the event of the mortgagor's default. Lenders typically look to the Debt Service Coverage Ratio of a loan secured by income-producing property as an important measure of the risk of default on such a loan. The 'Debt Service Coverage Ratio' of a Mortgage Loan at any given time is the ratio of the Net Operating Income for a twelve-month period to the annualized scheduled payments on the Mortgage Loan. 'Net Operating Income' is typically defined as total operating revenues (including primarily rental income and any expense reimbursement, ancillary income, late charges and deposit forfeitures) minus total operating expenses (including primarily expenses for advertising, general administration, management fees and disbursements, utilities, repairs and maintenance, insurance, real estate taxes and replacement reserves based solely on the mortgagor's estimates of the useful lives of various assets). Net Operating Income does not reflect capital expenditures or partnership expenses. The Net Operating Income of a Mortgaged Property will fluctuate over time and may be sufficient or insufficient to cover debt service on the related Mortgage Loan at any given time.

     As the primary component of Net Operating Income, rental income (and maintenance payments from tenant-stockholders of a Cooperative) is subject to the vagaries of the applicable real estate market and/or business climate. Properties typically leased, occupied or used on a short-term basis, such as health care-related facilities, hotels and motels, and mini-warehouse and self-storage facilities, tend to be affected more rapidly by changes in market or business conditions than do properties leased, occupied or used for longer periods, such as (typically) warehouses, retail stores, office buildings and industrial plants. Commercial Loans may be secured by owner-occupied Mortgaged Properties or Mortgaged Properties leased to a single tenant. Accordingly, a decline in the financial condition of the mortgagor or single tenant, as applicable, may have a disproportionately greater effect on the Net Operating Income from such Mortgaged Properties than would be the case with respect to Mortgaged Properties with multiple tenants.

     Changes in the expense components of Net Operating Income due to the general economic climate or economic conditions in a locality or industry segment, such as increases in interest rates, real estate and personal property tax rates and other operating expenses including energy costs; changes in governmental rules, regulations and fiscal policies, including environmental legislation; and acts of God may also affect the risk of default on the related Mortgage Loan. As may be further described in the related Prospectus Supplement, in some cases leases of Mortgaged Properties may provide that the lessee, rather than the mortgagor, is responsible for payment of certain of these expenses ('Net Leases'); however, because leases are subject to default

                         INDUSTRIAL PROPERTIES VERSION

The following are alternate pages to the base prospectus for a form of base prospectus for a series of commercial mortgage pass-through certificates backed by loans secured by industrial properties. Disclosure made on the following alternate pages will be included in the base prospectus for each series of Certificates backed by loans containing a material concentration of Mortgage Loans secured by industrial properties.

                                                 [INDUSTRIAL PROPERTIES VERSION]

Information contained herein is subject to completion or amendment. A registration statement relating to these securities has been filed with the Securities and Exchange Commission. These securities may not be sold nor may offers to buy be accepted prior to the time the registration statement becomes effective. This prospectus and the prospectus supplement shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of these securities in any State in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such State.


PRELIMINARY PROSPECTUS DATED                 , 1998
(SUBJECT TO COMPLETION)

                       MORTGAGE PASS-THROUGH CERTIFICATES
                              (ISSUABLE IN SERIES)
                        ASSET SECURITIZATION CORPORATION
                                   DEPOSITOR

    The Certificates offered hereby and by Supplements to this Prospectus (the 'Offered Certificates') will be offered from time to time in series. Each series of Certificates will represent in the aggregate the entire beneficial ownership interest in a trust fund (with respect to any series, the 'Trust Fund') consisting of a segregated pool of mortgage loans secured by liens on, or security interests in, industrial properties (the 'Mortgage Loans', or sometimes referred to herein as the 'Mortgage Assets'). The Trust Fund for a series of Certificates may also include letters of credit, insurance policies, guarantees, reserve funds or other types of credit support, or any combination thereof (with respect to any series, collectively, 'Credit Support'), and currency or interest rate exchange agreements and other financial assets, or any combination thereof (with respect to any series, collectively, 'Cash Flow Agreements'). See 'Description of the Trust Funds', 'Description of the Certificates' and 'Description of Credit Support'.

    Each series of Certificates will consist of one or more classes of Certificates that may (i) provide for the accrual of interest thereon based on fixed, variable or adjustable rates; (ii) be senior or subordinate to one or more other classes of Certificates in respect of certain distributions on the Certificates; (iii) be entitled to principal distributions, with disproportionately low, nominal or no interest distributions; (iv) be entitled to interest distributions, with disproportionately low, nominal or no principal distributions; (v) provide for distributions of accrued interest thereon only following the occurrence of certain events, such as the retirement of one or more other classes of Certificates of such series; or (vi) provide for distributions of principal sequentially, or based on specified payment schedules, to the extent of available funds, in each case as described in the related Prospectus Supplement. Any such classes may include classes of Offered Certificates. See 'Description of the Certificates'.

    Principal and interest with respect to Certificates will be distributable monthly, quarterly, semi-annually or at such other intervals and on the dates specified in the related Prospectus Supplement. Distributions on the Certificates of any series will be made only from the assets of the related Trust Fund.

    The Certificates of each series will not represent an obligation of or interest in the Depositor, any Master Servicer, any Special Servicer or any of their respective affiliates, except to the limited extent described herein and in the related Prospectus Supplement. Only those Certificates and assets in the related Trust Fund as are disclosed in the related Prospectus Supplement will be guaranteed or insured by any governmental agency or instrumentality or by any other person. The assets in each Trust Fund will be held in trust for the benefit of the holders of the related series of Certificates pursuant to a Pooling and Servicing Agreement or a Trust Agreement, as more fully described herein.

    The yield on each class of Certificates of a series will be affected by, among other things, the rate of payment of principal (including voluntary and involuntary prepayments) on the Mortgage Assets in the related Trust Fund and the timing of receipt of such payments as described under the caption 'Yield Considerations' herein and in the related Prospectus Supplement. A Trust Fund may be subject to early termination under the circumstances described herein and in the related Prospectus Supplement.

    Prospective investors should review the information appearing under the caption 'Risk Factors' herein and such information as may be set forth under the caption 'Risk Factors' in the related Prospectus Supplement before purchasing any Offered Certificate.


    If so provided in the related Prospectus Supplement, one or more elections may be made to treat the related Trust Fund or a designated portion thereof as one or more 'real estate mortgage investment conduits' or 'financial asset securitization investment trusts' for federal income tax purposes. See also 'Federal Income Tax Consequences' herein.


    PROSPECTIVE INVESTORS SHOULD REVIEW THE DISCUSSION OF MATERIAL RISKS APPEARING UNDER THE CAPTION 'RISK FACTORS' HEREIN COMMENCING ON PAGE 11.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION, NOR HAS THE SECURITIES
  AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE
    ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE
                       CONTRARY IS A CRIMINAL OFFENSE.

    Prior to issuance there will have been no market for the Certificates of any series and there can be no assurance that a secondary market for any Offered Certificates will develop or that, if it does develop, it will continue. This Prospectus may not be used to consummate sales of a series of Offered Certificates unless accompanied by a Prospectus Supplement.

    Offers of the Offered Certificates may be made through one or more different methods, including offerings through underwriters, as more fully described under 'Method of Distribution' herein and in the related Prospectus Supplement. All Offered Certificates will be distributed by, or sold by underwriters managed by:

                     NOMURA SECURITIES INTERNATIONAL, INC.
                THE DATE OF THIS PROSPECTUS IS             , 199

                                                 [INDUSTRIAL PROPERTIES VERSION]

                             SUMMARY OF PROSPECTUS

     The following summary of material information does not contain all the material information regarding the Certificates and is qualified in its entirety by reference to the more detailed information appearing elsewhere in this Prospectus and by reference to the information with respect to each series of Certificates contained in the Prospectus Supplement to be prepared and delivered in connection with the offering of such series. An Index of Principal Definitions is included at the end of this Prospectus.

TITLE OF CERTIFICATES

     Mortgage Pass-Through Certificates, issuable in series (the
'Certificates').

DEPOSITOR

     Asset Securitization Corporation, a wholly-owned subsidiary of Nomura Asset Capital Corporation. See 'The Depositor'.

MASTER SERVICER

     The master servicer (the 'Master Servicer'), if any, for each series of Certificates will be named in the related Prospectus Supplement. See 'Description of the Agreements--Collection and Other Servicing Procedures'.

SPECIAL SERVICER

     The special servicer (the 'Special Servicer'), if any, for each series of Certificates will be named, or the circumstances in accordance with which a Special Servicer will be appointed will be described, in the related Prospectus Supplement. See 'Description of the Agreements--Special Servicer'.

TRUSTEE

     The trustee (the 'Trustee') for each series of Certificates will be named in the related Prospectus Supplement. See 'Description of the Agreements--The Trustee'.

THE TRUST ASSETS

     Each series of Certificates will represent in the aggregate the entire beneficial ownership interest in a Trust Fund consisting primarily of:

          (A) MORTGAGE ASSETS

          The Mortgage Assets with respect to each series of Certificates will consist of a pool of commercial mortgage loans (the 'Mortgage Loans'). Except to the extent described in the related Prospectus Supplement, the Mortgage Loans will not be guaranteed or insured by the Depositor or any of its affiliates or by any governmental agency or instrumentality or other person. As more specifically described herein, the Mortgage Loans will be secured by liens on, or security interest in, properties consisting of industrial plants (the 'Commercial Properties', or sometimes referred to herein as the 'Mortgaged Properties'). The Mortgaged Properties may be located in any one of the fifty states or the District of Columbia or such other locations as are disclosed in the related Prospectus Supplement. All Mortgage Loans will have individual principal balances at origination of not less than $25,000 and original terms to maturity of not more than 40 years. All Mortgage Loans will have been originated by persons other than the Depositor, and all Mortgage Assets will have been purchased, either directly or indirectly, by the Depositor on or before the date of initial issuance of the related series of Certificates. As described herein and in the Prospectus Supplement, each Mortgage Loan may (i) provide for no accrual of interest or for accrual of interest thereon at an interest rate (a 'Mortgage Rate') that is fixed over its term or that adjusts from time to time, or that may be converted from an adjustable to a fixed Mortgage Rate, or from a fixed to an adjustable Mortgage Rate, from time to time at the mortgagor's election; (ii) provide for scheduled payments to maturity, payments that adjust from time to time in accommodate changes in the Mortgage Rate or to reflect the occurrence of certain events, and may provide negative amortization or accelerated amortization; (iii) be fully amortizing or require a balloon payment due on its stated maturity date;
     (iv) contain prohibitions on prepayment or require payment of a premium or a yield maintenance penalty in connection with a prepayment; and (v) provide for payments of principal, interest or both, on due dates that occur monthly, quarterly, semi-annually or other interval. See 'Description of the Trust Funds--Mortgage Assets'.

                                                 [INDUSTRIAL PROPERTIES VERSION]

     Further, the concentration of default, foreclosure and loss risks in individual mortgagors or Mortgage Loans in a particular Trust Fund or the related Mortgaged Properties will generally be greater than for pools of single-family loans both because the Mortgage Assets in a Trust Fund will generally consist of a smaller number of loans than would a single-family pool of comparable aggregate unpaid principal balance and because of the higher principal balance of individual Mortgage Loans.

INDUSTRIAL PROPERTIES

     Significant factors determining the value of industrial properties are the quality of tenants, building design and adaptability and the location of the properties. Industrial properties may be adversely affected if there is an economic decline in the business operated by the tenants. The risk of such an adverse effect is increased if revenue is dependent on a single tenant or if there is a significant concentration of tenants in a particular business or industry (as is frequently the case with industrial properties).

     Aspects of building site design and adaptability affect the value of an industrial property. Site characteristics which are valuable to an industrial property include clear heights, column spacing, number of bays and bay depths, divisibility, truck turning radius and overall functionality and accessibility.

     Location is also important because an industrial property requires the availability of labor sources, proximity to supply sources and customers and accessibility to rail lines, major roadways and other distribution channels.

BALLOON PAYMENTS

     Certain of the Mortgage Loans as of the Cut-off Date may not be fully amortizing over their terms to maturity and, thus, will require substantial principal payments (i.e., balloon payments) at their stated maturity. Mortgage Loans with balloon payments involve a greater degree of risk because the ability of a mortgagor to make a balloon payment typically will depend upon its ability either to timely refinance the loan or to timely sell the related Mortgaged Property. The ability of a mortgagor to accomplish either of these goals will be affected by a number of factors, including the level of available mortgage rates at the time of sale or refinancing, the mortgagor's equity in the related Mortgaged Property, the financial condition and operating history of the mortgagor and the related Mortgaged Property, tax laws, rent control laws (with respect to certain Multifamily Properties and mobile home parks), reimbursement rates (with respect to certain hospitals, nursing homes and convalescent homes), renewability of operating licenses, prevailing general economic conditions and the availability of credit for commercial or multifamily, as the case may be, real properties generally.

OBLIGOR DEFAULT

     In order to maximize recoveries on defaulted Mortgage Loans, a Master Servicer typically will have considerable flexibility to extend and modify Mortgage Loans that are in default or as to which a payment default is reasonably foreseeable, including in particular with respect to balloon payments. In addition, a Master Servicer or a Special Servicer may receive a workout fee based on receipts from or proceeds of such Mortgage Loans. While a Master Servicer generally will be required to determine that any such extension or modification is likely to produce a greater recovery on a present value basis than liquidation, there can be no assurance that such flexibility with respect to extensions or modifications or payment of a workout fee will increase the present value of receipts from or proceeds of Mortgage Loans that are in default or as to which a default is reasonably foreseeable. The recent foreclosure and delinquency experience with respect to loans serviced by a Master Servicer or, if applicable, any Special Servicer or significant Sub-Servicer will be provided in the related Prospectus Supplement.

MORTGAGOR TYPE

     Mortgage Loans made to partnerships, corporations or other entities may entail risks of loss from delinquency and foreclosure that are greater than those of Mortgage Loans made to individuals. Partnerships, corporations and certain other types of organizations generally limit the liability of the beneficial owners of such organizations for the obligations of such organizations, and therefore limit the recourse of a lender to the assets of such beneficial owners. The mortgagor's sophistication and form of organization may increase the likelihood of protracted litigation or bankruptcy in default situations.

                                                 [INDUSTRIAL PROPERTIES VERSION]

                         DESCRIPTION OF THE TRUST FUNDS

MORTGAGE ASSETS

     The primary assets of each Trust Fund (the 'Mortgage Assets') will include mortgage loans secured by liens on, or security interests in, industrial properties (the 'Mortgage Loans'). The Mortgage Assets will not be guaranteed or insured by the Depositor or any of its affiliates. The Prospectus Supplement will describe any guarantee or insurance relating to the Mortgage Assets by any governmental agency or instrumentality or by any other person. Each Mortgage Asset will be selected by the Depositor for inclusion in a Trust Fund from among those purchased, either directly or indirectly, from a prior holder thereof (a 'Mortgage Asset Seller'), which prior holder may or may not be the originator of such Mortgage Loan or the issuer of such MBS and may be an affiliate of the Depositor.

MORTGAGE LOANS

     The Mortgage Loans will be secured by liens on, or security interests in, Mortgaged Properties consisting of industrial plants located in any one of the fifty states or the District of Columbia or such other locations as are disclosed in the related Prospectus Supplement. The Mortgage Loans will be secured by mortgages or deeds of trust or other similar security instruments creating a first or more junior lien on Mortgaged Properties. The Mortgaged Properties may include leasehold interest in properties, the title to which is held by third party lessors. The term of any such leasehold will exceed the term of the mortgage note by at least ten years. Each Mortgage Loan will have been originated by a person (the 'Originator') other than the Depositor. The Mortgage Loans will be evidenced by promissory notes (the 'Mortgage Notes') secured by mortgages or deeds of trust (the 'Mortgages') creating a lien on the Mortgaged Properties. Mortgage Loans will generally also be secured by an assignment of leases and rents and/or operating or other cash flow guarantees relating to the Mortgage Loan.

DEFAULT AND LOSS CONSIDERATIONS WITH RESPECT TO THE MORTGAGE LOANS

     Mortgage Loans secured by commercial and multifamily properties are markedly different from owner-occupied single-family home mortgage loans. The repayment of loans secured by commercial or multifamily properties is typically dependent upon the successful operation of such property rather than upon the liquidation value of the real estate. The Mortgage Loans will be non-recourse loans, which means that, absent special facts, the mortgagee may look only to the Net Operating Income from the property for repayment of the mortgage debt, and not to any other of the mortgagor's assets, in the event of the mortgagor's default. Lenders typically look to the Debt Service Coverage Ratio of a loan secured by income-producing property as an important measure of the risk of default on such a loan. The 'Debt Service Coverage Ratio' of a Mortgage Loan at any given time is the ratio of the Net Operating Income for a twelve-month period to the annualized scheduled payments on the Mortgage Loan. 'Net Operating Income' is typically defined as total operating revenues (including primarily rental income and any expense reimbursement, ancillary income, late charges and deposit forfeitures) minus total operating expenses (including primarily expenses for advertising, general administration, management fees and disbursements, utilities, repairs and maintenance, insurance, real estate taxes and replacement reserves based solely on the mortgagor's estimates of the useful lives of various assets). Net Operating Income does not reflect capital expenditures or partnership expenses. The Net Operating Income of a Mortgaged Property will fluctuate over time and may be sufficient or insufficient to cover debt service on the related Mortgage Loan at any given time.

     As the primary component of Net Operating Income, rental income (and maintenance payments from tenant-stockholders of a Cooperative) is subject to the vagaries of the applicable real estate market and/or business climate. Properties typically leased, occupied or used on a short-term basis, such as health care-related facilities, hotels and motels, and mini-warehouse and self-storage facilities, tend to be affected more rapidly by changes in market or business conditions than do properties leased, occupied or used for longer periods, such as (typically) warehouses, retail stores, office buildings and industrial plants. Commercial Loans may be secured by owner-occupied Mortgaged Properties or Mortgaged Properties leased to a single tenant. Accordingly, a decline in the financial condition of the mortgagor or single tenant, as applicable, may have a disproportionately greater effect on the Net Operating Income from such Mortgaged Properties than would be the case with respect to Mortgaged Properties with multiple tenants.

                 MINI-WAREHOUSE/SELF-STORAGE PROPERTIES VERSION

The following are alternate pages to the base prospectus for a form of base prospectus for a series of commercial mortgage pass-through certificates backed by loans secured by mini-warehouse/self-storage properties. Disclosure made on the following alternate pages will be included in the base prospectus for each series of Certificates backed by loans containing a material concentration of Mortgage Loans secured by mini-warehouse/self-storage properties.

                                [MINI-WAREHOUSE/SELF-STORAGE PROPERTIES VERSION]

Information contained herein is subject to completion or amendment. A registration statement relating to these securities has been filed with the Securities and Exchange Commission. These securities may not be sold nor may offers to buy be accepted prior to the time the registration statement becomes effective. This prospectus and the prospectus supplement shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of these securities in any State in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such State.

PRELIMINARY PROSPECTUS DATED                    , 1998
(SUBJECT TO COMPLETION)

                       MORTGAGE PASS-THROUGH CERTIFICATES
                              (ISSUABLE IN SERIES)
                        ASSET SECURITIZATION CORPORATION
                                   DEPOSITOR

    The Certificates offered hereby and by Supplements to this Prospectus (the 'Offered Certificates') will be offered from time to time in series. Each series of Certificates will represent in the aggregate the entire beneficial ownership interest in a trust fund (with respect to any series, the 'Trust Fund') consisting of a segregated pool of mortgage loans secured by liens on or security interests in mini-warehouse facilities or self-storage facilities (the 'Mortgage Loans,' or sometimes referred to herein as the 'Mortgage Assets'). The Trust Fund for a series of Certificates may also include letters of credit, insurance policies, guarantees, reserve funds or other types of credit support, or any combination thereof (with respect to any series, collectively, 'Credit Support'), and currency or interest rate exchange agreements and other financial assets, or any combination thereof (with respect to any series, collectively, 'Cash Flow Agreements'). See 'Description of the Trust Funds', 'Description of the Certificates' and 'Description of Credit Support'.

    Each series of Certificates will consist of one or more classes of Certificates that may (i) provide for the accrual of interest thereon based on fixed, variable or adjustable rates; (ii) be senior or subordinate to one or more other classes of Certificates in respect of certain distributions on the Certificates; (iii) be entitled to principal distributions, with disproportionately low, nominal or no interest distributions; (iv) be entitled to interest distributions, with disproportionately low, nominal or no principal distributions; (v) provide for distributions of accrued interest thereon only following the occurrence of certain events, such as the retirement of one or more other classes of Certificates of such series; or (vi) provide for distributions of principal sequentially, or based on specified payment schedules, to the extent of available funds, in each case as described in the related Prospectus Supplement. Any such classes may include classes of Offered Certificates. See 'Description of the Certificates'.

    Principal and interest with respect to Certificates will be distributable monthly, quarterly, semi-annually or at such other intervals and on the dates specified in the related Prospectus Supplement. Distributions on the Certificates of any series will be made only from the assets of the related Trust Fund.

    The Certificates of each series will not represent an obligation of or interest in the Depositor, any Master Servicer, any Special Servicer or any of their respective affiliates, except to the limited extent described herein and in the related Prospectus Supplement. Only those Certificates and assets in the related Trust Fund as are disclosed in the related Prospectus Supplement will be guaranteed or insured by any governmental agency or instrumentality or by any other person. The assets in each Trust Fund will be held in trust for the benefit of the holders of the related series of Certificates pursuant to a Pooling and Servicing Agreement or a Trust Agreement, as more fully described herein.

    The yield on each class of Certificates of a series will be affected by, among other things, the rate of payment of principal (including voluntary and involuntary prepayments) on the Mortgage Assets in the related Trust Fund and the timing of receipt of such payments as described under the caption 'Yield Considerations' herein and in the related Prospectus Supplement. A Trust Fund may be subject to early termination under the circumstances described herein and in the related Prospectus Supplement.

    Prospective investors should review the information appearing under the caption 'Risk Factors' herein and such information as may be set forth under the caption 'Risk Factors' in the related Prospectus Supplement before purchasing any Offered Certificate.


    If so provided in the related Prospectus Supplement, one or more elections may be made to treat the related Trust Fund or a designated portion thereof as one or more 'real estate mortgage investment conduits' or 'financial asset securitization investment trusts' for federal income tax purposes. See also 'Federal Income Tax Consequences' herein.


    PROSPECTIVE INVESTORS SHOULD REVIEW THE DISCUSSION OF MATERIAL RISKS APPEARING UNDER THE CAPTION 'RISK FACTORS' HEREIN COMMENCING ON PAGE 11.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION, NOR HAS THE SECURITIES
  AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE
    ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE
                       CONTRARY IS A CRIMINAL OFFENSE.

    Prior to issuance there will have been no market for the Certificates of any series and there can be no assurance that a secondary market for any Offered Certificates will develop or that, if it does develop, it will continue. This Prospectus may not be used to consummate sales of a series of Offered Certificates unless accompanied by a Prospectus Supplement.

    Offers of the Offered Certificates may be made through one or more different methods, including offerings through underwriters, as more fully described under 'Method of Distribution' herein and in the related Prospectus Supplement. All Offered Certificates will be distributed by, or sold by underwriters managed by:

                     NOMURA SECURITIES INTERNATIONAL, INC.
                THE DATE OF THIS PROSPECTUS IS             , 199

                                [MINI-WAREHOUSE/SELF-STORAGE PROPERTIES VERSION]

                             SUMMARY OF PROSPECTUS

     The following summary of material information does not contain all the material information regarding the Certificates and is qualified in its entirety by reference to the more detailed information appearing elsewhere in this Prospectus and by reference to the information with respect to each series of Certificates contained in the Prospectus Supplement to be prepared and delivered in connection with the offering of such series. An Index of Principal Definitions is included at the end of this Prospectus.

TITLE OF CERTIFICATES

     Mortgage Pass-Through Certificates, issuable in series (the
'Certificates').

DEPOSITOR

     Asset Securitization Corporation, a wholly-owned subsidiary of Nomura Asset Capital Corporation. See 'The Depositor'.

MASTER SERVICER

     The master servicer (the 'Master Servicer'), if any, for each series of Certificates will be named in the related Prospectus Supplement. See 'Description of the Agreements--Collection and Other Servicing Procedures'.

SPECIAL SERVICER

     The special servicer (the 'Special Servicer'), if any, for each series of Certificates will be named, or the circumstances in accordance with which a Special Servicer will be appointed will be described, in the related Prospectus Supplement. See 'Description of the Agreements--Special Servicer'.

TRUSTEE

     The trustee (the 'Trustee') for each series of Certificates will be named in the related Prospectus Supplement. See 'Description of the Agreements--The Trustee'.

THE TRUST ASSETS

     Each series of Certificates will represent in the aggregate the entire beneficial ownership interest in a Trust Fund consisting primarily of:

          (A) MORTGAGE ASSETS

          The Mortgage Assets with respect to each series of Certificates will consist of a pool of commercial mortgage loans (the 'Mortgage Loans'). Except to the extent described in the related Prospectus Supplement, the Mortgage Loans will not be guaranteed or insured by the Depositor or any of its affiliates or by any governmental agency or instrumentality or other person. As more specifically described herein, the Mortgage Loans will be secured by liens on, or security interest in, properties consisting of mini-warehouse facilities or self-storage facilities (the 'Mortgaged Properties'). The Mortgaged Properties may be located in any one of the fifty states or the District of Columbia or such other locations as are disclosed in the related Prospectus Supplement. All Mortgage Loans will have individual principal balances at origination of not less than $25,000 and original terms to maturity of not more than 40 years. All Mortgage Loans will have been originated by persons other than the Depositor, and all Mortgage Assets will have been purchased, either directly or indirectly, by the Depositor on or before the date of initial issuance of the related series of Certificates. As described herein and in the Prospectus Supplement, each Mortgage Loan may (i) provide for no accrual of interest or for accrual of interest thereon at an interest rate (a 'Mortgage Rate') that is fixed over its term or that adjusts from time to time, or that may be converted from an adjustable to a fixed Mortgage Rate, or from a fixed to an adjustable Mortgage Rate, from time to time at the mortgagor's election; (ii) provide for scheduled payments to maturity, payments that adjust from time to time in accommodate changes in the Mortgage Rate or to reflect the occurrence of certain events, and may provide negative amortization or accelerated amortization; (iii) be fully amortizing or require a balloon payment due on its stated maturity date;
     (iv) contain prohibitions on prepayment or require payment of a premium or a yield maintenance penalty in connection with a prepayment; and (v) provide for payments of principal, interest or both, on due dates that occur monthly, quarterly, semi-annually or other interval. See 'Description of the Trust Funds--Mortgage Assets'.

                                [MINI-WAREHOUSE/SELF-STORAGE PROPERTIES VERSION]

Mortgage Loan. With respect to those Mortgage Loans that provide for recourse against the mortgagor and its assets generally, there can be no assurance that such recourse will ensure a recovery in respect of a defaulted Mortgage Loan greater than the liquidation value of the related Mortgaged Property.

     Further, the concentration of default, foreclosure and loss risks in individual mortgagors or Mortgage Loans in a particular Trust Fund or the related Mortgaged Properties will generally be greater than for pools of single-family loans both because the Mortgage Assets in a Trust Fund will generally consist of a smaller number of loans than would a single-family pool of comparable aggregate unpaid principal balance and because of the higher principal balance of individual Mortgage Loans.

MINI-WAREHOUSE FACILITIES OR SELF-STORAGE FACILITIES

     Mini-warehouse or self-storage properties are considered vulnerable to competition, because both acquisition costs and break-even occupancy are relatively low. The conversion of mini-warehouse or self-storage facilities to alternative uses would generally require substantial capital expenditures. Thus, if the operation of any of the mini-warehouse or self-storage Mortgaged Properties becomes unprofitable due to decreased demand, competition, age of improvements or other factors such that the borrower becomes unable to meet its obligations on the related Mortgage Loan, the liquidation value of that self-storage Mortgaged Property may be substantially less, relative to the amount owing on the Mortgage Loan, than would be the case if the self-storage Mortgaged Property were readily adaptable to other uses. Tenant privacy, anonymity and efficient access may heighten environmental risks. No environmental assessment of a Mortgaged Property included an inspection of the contents of the self-storage units included in the self-storage Mortgaged Properties and there is no assurance that all of the units included in the self-storage Mortgaged Properties are free from hazardous substances or other pollutants or contaminants or will remain so in the future.

BALLOON PAYMENTS

     Certain of the Mortgage Loans as of the Cut-off Date may not be fully amortizing over their terms to maturity and, thus, will require substantial principal payments (i.e., balloon payments) at their stated maturity. Mortgage Loans with balloon payments involve a greater degree of risk because the ability of a mortgagor to make a balloon payment typically will depend upon its ability either to timely refinance the loan or to timely sell the related Mortgaged Property. The ability of a mortgagor to accomplish either of these goals will be affected by a number of factors, including the level of available mortgage rates at the time of sale or refinancing, the mortgagor's equity in the related Mortgaged Property, the financial condition and operating history of the mortgagor and the related Mortgaged Property, tax laws, rent control laws (with respect to certain Multifamily Properties and mobile home parks), reimbursement rates (with respect to certain hospitals, nursing homes and convalescent homes), renewability of operating licenses, prevailing general economic conditions and the availability of credit for commercial or multifamily, as the case may be, real properties generally.

OBLIGOR DEFAULT

     In order to maximize recoveries on defaulted Mortgage Loans, a Master Servicer typically will have considerable flexibility to extend and modify Mortgage Loans that are in default or as to which a payment default is reasonably foreseeable, including in particular with respect to balloon payments. In addition, a Master Servicer or a Special Servicer may receive a workout fee based on receipts from or proceeds of such Mortgage Loans. While a Master Servicer generally will be required to determine that any such extension or modification is likely to produce a greater recovery on a present value basis than liquidation, there can be no assurance that such flexibility with respect to extensions or modifications or payment of a workout fee will increase the present value of receipts from or proceeds of Mortgage Loans that are in default or as to which a default is reasonably foreseeable. The recent foreclosure and delinquency experience with respect to loans serviced by a Master Servicer or, if applicable, any Special Servicer or significant Sub-Servicer will be provided in the related Prospectus Supplement.

MORTGAGOR TYPE

     Mortgage Loans made to partnerships, corporations or other entities may entail risks of loss from delinquency and foreclosure that are greater than those of Mortgage Loans made to individuals. Partnerships, corporations and certain other types of organizations generally limit the liability of the beneficial owners of such organizations for the obligations of such organizations, and therefore limit the recourse of a lender to the assets of such beneficial owners. The mortgagor's sophistication and form of organization may increase the likelihood of protracted litigation or bankruptcy in default situations.

                                [MINI-WAREHOUSE/SELF-STORAGE PROPERTIES VERSION]

                         DESCRIPTION OF THE TRUST FUNDS

MORTGAGE ASSETS

     The primary assets of each Trust Fund (the 'Mortgage Assets') will include mortgage loans secured by liens on, or security interests in, mini-warehouse facility or self-storage facility properties. The Mortgage Assets will not be guaranteed or insured by the Depositor or any of its affiliates. The Prospectus Supplement will describe any guarantee or insurance relating to the Mortgage Assets by any governmental agency or instrumentality or by any other person. Each Mortgage Asset will be selected by the Depositor for inclusion in a Trust Fund from among those purchased, either directly or indirectly, from a prior holder thereof (a 'Mortgage Asset Seller'), which prior holder may or may not be the originator of such Mortgage Loan and may be an affiliate of the Depositor.

MORTGAGE LOANS

     The Mortgage Loans will be secured by liens on, or security interests in, Mortgaged Properties consisting of mini-warehouse facilities or self-storage facilities located in any one of the fifty states or the District of Columbia or such other locations as are disclosed in the related Prospectus Supplement. The Mortgage Loans will be secured by mortgages or deeds of trust or other similar security instruments creating a first or more junior lien on Mortgaged Properties. The Mortgaged Properties may include leasehold interest in properties, the title to which is held by third party lessors. The term of any such leasehold will exceed the term of the mortgage note by at least ten years. Each Mortgage Loan will have been originated by a person (the 'Originator') other than the Depositor. The Mortgage Loans will be evidenced by promissory notes (the 'Mortgage Notes') secured by mortgages or deeds of trust (the 'Mortgages') creating a lien on the Mortgaged Properties. Mortgage Loans will generally also be secured by an assignment of leases and rents and/or operating or other cash flow guarantees relating to the Mortgage Loan.

DEFAULT AND LOSS CONSIDERATIONS WITH RESPECT TO THE MORTGAGE LOANS

     Mortgage Loans secured by commercial and multifamily properties are markedly different from owner-occupied single-family home mortgage loans. The repayment of loans secured by commercial or multifamily properties is typically dependent upon the successful operation of such property rather than upon the liquidation value of the real estate. The Mortgage Loans will be non-recourse loans, which means that, absent special facts, the mortgagee may look only to the Net Operating Income from the property for repayment of the mortgage debt, and not to any other of the mortgagor's assets, in the event of the mortgagor's default. Lenders typically look to the Debt Service Coverage Ratio of a loan secured by income-producing property as an important measure of the risk of default on such a loan. The 'Debt Service Coverage Ratio' of a Mortgage Loan at any given time is the ratio of the Net Operating Income for a twelve-month period to the annualized scheduled payments on the Mortgage Loan. 'Net Operating Income' is typically defined as total operating revenues (including primarily rental income and any expense reimbursement, ancillary income, late charges and deposit forfeitures) minus total operating expenses (including primarily expenses for advertising, general administration, management fees and disbursements, utilities, repairs and maintenance, insurance, real estate taxes and replacement reserves based solely on the mortgagor's estimates of the useful lives of various assets). Net Operating Income does not reflect capital expenditures or partnership expenses. The Net Operating Income of a Mortgaged Property will fluctuate over time and may be sufficient or insufficient to cover debt service on the related Mortgage Loan at any given time.

     As the primary component of Net Operating Income, rental income (and maintenance payments from tenant-stockholders of a Cooperative) is subject to the vagaries of the applicable real estate market and/or business climate. Properties typically leased, occupied or used on a short-term basis, such as health care-related facilities, hotels and motels, and mini-warehouse and self-storage facilities, tend to be affected more rapidly by changes in market or business conditions than do properties leased, occupied or used for longer periods, such as (typically) warehouses, retail stores, office buildings and industrial plants. Commercial Loans may be secured by owner-occupied Mortgaged Properties or Mortgaged Properties leased to a single tenant. Accordingly, a decline in the financial condition of the mortgagor or single tenant, as applicable, may have a disproportionately greater effect on the Net Operating Income from such Mortgaged Properties than would be the case with respect to Mortgaged Properties with multiple tenants.

     Changes in the expense components of Net Operating Income due to the general economic climate or economic conditions in a locality or industry segment, such as increases in interest rates, real estate and personal property tax rates and other operating expenses including energy costs; changes in governmental rules, regulations and fiscal policies, including environmental legislation; and acts of God may also affect the risk of default on the related Mortgage Loan. As may be further described in the related Prospectus Supplement, in some cases leases of Mortgaged Properties may provide that the lessee, rather than the

                                    PART II

                     INFORMATION NOT REQUIRED IN PROSPECTUS

ITEM 14. OTHER EXPENSES OF ISSUANCE AND DISTRIBUTION*

     The following table sets forth the estimated expenses in connection with the issuance and distribution of the Certificates, other than underwriting discounts and commissions:

SEC Registration Fee............   $
Blue Sky Fees and Expenses......
Printing and Engraving Fees.....
Legal Fees and Expenses.........
Accounting Fees and Expenses....
Trustee Fees and Expenses.......
Rating Agency Fees..............
Miscellaneous...................
                                   -------------
     Total......................
                                   -------------
                                   -------------

------------------

* To be provided by amendment.

ITEM 15. INDEMNIFICATION OF DIRECTORS AND OFFICERS

     Under the form of Underwriting Agreement included in the Registration Statement, the Underwriters are obligated under certain circumstances to indemnify certain controlling persons of the Depositor against certain liabilities, including liabilities under the Securities Act of 1933.

     The Depositor's By-laws and Certificate of Incorporation provide for indemnification of directors and officers of the Depositor to the full extent permitted by Delaware law and the power to purchase and maintain insurance on behalf of directors and officers against any liability asserted against them and incurred by them in such capacities. The Certificate of Incorporation further provides that no director of the Depositor shall be personally liable to the Depositor or to its stockholders for monetary damages for any breach of such director's fiduciary duty as a director of the Depositor, provided that such limitation on a director's liability shall not eliminate or limit the liability of a director (i) for any breach of the director's duty of loyalty to the Depositor or its stockholders, (ii) for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law, (iii) under
Section 174 of the General Corporation Law of Delaware, or (iv) for any transaction from which the director derived an improper personal benefit.

     Section 145 of the Delaware General Corporation Law provides, in substance, that Delaware corporations shall have the power, under specified circumstances, to indemnify their directors, officers, employees and agents in connection with actions, suits or proceedings brought against them by a third party or in the right of the corporation, by reason of the fact that they are or were such directors, officers, employees or agents, against expenses incurred in any such action, suit or proceeding.

     The Pooling and Servicing Agreements will provide that no director, officer, employee or agent of the Depositor is liable to the Trust Fund or the Certificateholders, except for such person's own willful misfeasance, bad faith or gross negligence in the performance of duties or reckless disregard of obligations and duties. The Pooling and Servicing Agreements will provide further that, with the exceptions stated above, a director, officer, employee or agent of the Depositor is entitled to be indemnified against any loss, liability or expenses incurred in connection with legal actions relating to such Pooling and Servicing Agreements and the related Certificates, other than such expenses relating to particular Mortgage Loans.

ITEM 16. EXHIBITS

 1.1 * Form of Underwriting Agreement.
 3.1 * Certificate of Incorporation of Depositor.
 3.2 * By-laws of Depositor.
 4.1 * Form of Pooling and Servicing Agreement.
 5.1 Opinion of Cadwalader, Wickersham & Taft as to legality of the Certificates.
 8.1   Opinion of Cadwalader, Wickersham & Taft as to certain tax matters
       (included in Exhibit 5.1).
23.1   Consent of Cadwalader, Wickersham & Taft (included in Exhibit 5.1).
24.1   Powers of Attorney (included at Page II-4).

------------------
* Previously filed with Registration Statement No. 33-89494 and incorporated by reference herein.

ITEM 17. UNDERTAKINGS

  A. Undertaking in respect of indemnification

     Insofar as indemnification for liabilities arising under the Securities Act of 1933 (the 'Act') may be permitted to directors, officers and controlling persons of the Registrant pursuant to the provisions described in Item 15 above, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted against the Registrant by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

  B. Undertaking pursuant to Rule 415

     The Registrant hereby undertakes:

     (1) To file, during any period in which offers or sales are being made, a post-effective amendment to this Registration Statement:

          (i) to include any prospectus required by Section 10(a)(3) of the Securities Act of 1933;

          (ii) to reflect in the Prospectus any facts or events arising after the effective date of the Registration Statement (or the most recent post-effective amendment thereof) which, individually or in the aggregate, represent a fundamental change in the information set forth in the Registration Statement; notwithstanding the foregoing, any increase or decrease in volume of securities offered (if the total dollar value of securities offered would not exceed that which was registered) and any deviation from the low or high end of the estimated maximum offering range may be reflected in the form of prospectus filed with the Commission pursuant to Rule 424(b) if, in the aggregate, the changes in volume and price represent no more than a 20% change in the maximum aggregate offering price set forth in the 'Calculation of Registration Fee' table in the effective Registration Statement; and

          (iii) to include any material information with respect to the plan of distribution not previously disclosed in the Registration Statement or any material change of such information in the Registration Statement;

provided, however, that paragraphs (i) and (ii) do not apply if the information required to be included in the post-effective amendment is contained in periodic reports filed by the Issuer pursuant to Section 13 or Section 15(d) of the Securities Exchange Act of 1934 that are incorporated by reference in the Registration Statement.

     (2) That, for the purpose of determining any liability under the Securities Act of 1933, each such post-effective amendment shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof; and

     (3) To remove from registration by means of a post-effective amendment any of the securities being registered which remain unsold at the termination of the offering.

  C. Undertaking pursuant to Item 512(b)

     The Registrant hereby undertakes:

     That, for purposes of determining any liability under the Securities Act of 1933, each filing of the Registrant's annual report pursuant to Section 13(a) or
Section 15(d) of the Securities Exchange Act of 1934 (and, where applicable, each filing of an employee benefit plan's annual report pursuant to Section 15(d) of the Securities Exchange Act of 1934) that is incorporated by reference in the Registration Statement shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

                                   SIGNATURES


     PURSUANT TO THE REQUIREMENTS OF THE SECURITIES ACT OF 1933, THE REGISTRANT CERTIFIES THAT IT HAS REASONABLE GROUNDS TO BELIEVE THAT IT MEETS ALL OF THE REQUIREMENTS FOR FILING ON FORM S-3 AND HAS DULY CAUSED THIS PRE-EFFECTIVE AMENDMENT NO. 1 TO THE REGISTRATION STATEMENT TO BE SIGNED ON ITS BEHALF BY THE UNDERSIGNED, THEREUNTO DULY AUTHORIZED, IN THE CITY OF NEW YORK, NEW YORK ON THE 14TH DAY OF AUGUST 1998.



                                             ASSET SECURITIZATION CORPORATION

                                          By:      /s/  Ethan Penner
                                             --------------------------------
                                                        Ethan Penner
                                              Principal Executive Officer and
                                                         Director


                               POWER OF ATTORNEY


     KNOW ALL MEN BY THESE PRESENTS, that William Hosler whose signature appears below constitutes and appoints Michael Berman and Ethan Penner his true and lawful attorneys-in-fact and agents for him and in his name, place and stead, in any and all capacities, to sign any and all amendments (including post-effective amendments) to this Registration Statement and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as they might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agents may lawfully do or cause to be done by virtue thereof.



        SIGNATURE                          TITLE
-------------------------  -------------------------------------
 /s/ William Hosler
-------------------------  Chief Financial Officer and Treasurer
     William Hosler        (Principal Accounting Officer and
                           Principal Financial Officer)



     PURSUANT TO THE REQUIREMENTS OF THE SECURITIES ACT OF 1933, THIS PRE-EFFECTIVE AMENDMENT NO. 1 TO THE REGISTRATION STATEMENT HAS BEEN SIGNED BELOW ON AUGUST 14, 1998 BY THE FOLLOWING PERSONS IN THEIR CAPACITIES AS DIRECTORS AND OFFICERS OF ASSET SECURITIZATION CORPORATION (THE CAPACITIES FOR EACH SUCH PERSON BEING INDICATED BELOW).



        SIGNATURE                          TITLE
-------------------------  -------------------------------------
 /s/ Ethan Penner
-------------------------  Principal Executive Officer and
     Ethan Penner          Director

 /s/ William Hosler
-------------------------  Chief Financial Officer and Treasurer
     William Hosler        (Principal Accounting Officer and
                           Principal Financial Officer)


            *              Director
-------------------------
     William Wraith


            *              Director
-------------------------
      Richard Ader


            *              Director
-------------------------
    Atsushi Yoshikawa


            *              Director
-------------------------
    Mark W. McGauley


            *              Director
-------------------------
     Michael Berman

By: /s/ Ethan Penner
   ----------------------
    Ethan Penner
    Attorney-in-Fact

                                 EXHIBIT INDEX

                                                                                                      LOCATION OF
                                                                                                        EXHIBIT
EXHIBIT                                                                                              IN SEQUENTIAL
NUMBER   DESCRIPTION OF DOCUMENT                                                                   NUMBERING SYSTEM
------   ---------------------------------------------------------------------------------------   -----------------
  1.1*    --   Form of Underwriting Agreement.
  3.1*    --   Certificate of Incorporation of Depositor.
  3.2*    --   By-laws of Depositor.
  4.1*    --   Form of Pooling and Servicing Agreement.
  5.1     --   Opinion of Cadwalader, Wickersham & Taft as to legality of the Certificates.
  8.1     --   Opinion of Cadwalader, Wickersham & Taft as to certain tax matters (included in
               Exhibit 5.1).
 23.1     --   Consent of Cadwalader, Wickersham & Taft (included in Exhibit 5.1).
 24.1     --   Powers of Attorney (included at Page II-4).

------------------
  * Previously filed with Registration Statement No. 33-89494 and incorporated by reference herein.